Filed pursuant to Rule 497
File No. 333-174784

PROSPECTUS

Maximum Offering of 101,400,000 Shares of Common Stock

We are a specialty finance company that invests primarily in the debt securities of private companies. Our investment objectives are to generate current income and, to a lesser extent, long-term capital appreciation.

We are an externally managed, non-diversified, closed-end management investment company that has elected to be treated as a business development company under the Investment Company Act of 1940, as amended, or the 1940 Act. We have elected to be treated for federal income tax purposes as a regulated investment company under the Internal Revenue Code of 1986, as amended. We are managed by FB Income Advisor, LLC, a private investment firm that is registered as an investment adviser with the Securities and Exchange Commission, or the SEC, and is an affiliate of ours. FB Advisor oversees the management of our activities and is responsible for making investment decisions for our portfolio. FB Advisor has engaged GSO / Blackstone Debt Funds Management LLC, a subsidiary of GSO Capital Partners LP, to act as our sub-adviser.

Through our affiliate, FS2 Capital Partners, LLC, or the dealer manager, we are offering up to 101,400,000 shares of common stock in this offering at a current offering price of $10.65 per share. The dealer manager is not required to sell any specific number or dollar amount of shares but will use its best efforts to sell the shares offered. The minimum permitted purchase is $5,000 in shares of our common stock. As of September 30, 2011, we had sold an aggregate of 125,038,578 shares of our common stock for gross proceeds of approximately $1,308.7 million.

We are offering our shares on a continuous basis at a current offering price of $10.65 per share; however, to the extent that our net asset value increases, we will sell at a price necessary to ensure that shares are not sold at a price per share, after deduction of selling commissions and dealer manager fees, that is below net asset value per share. In the event of a material decline in our net asset value per share, which we consider to be a 5% decrease below our current net offering price, and subject to certain conditions, we will reduce our offering price accordingly. Therefore, persons who tender subscriptions for shares of our common stock in this offering must submit subscriptions for a certain dollar amount, rather than a number of shares of common stock and, as a result, may receive fractional shares of our common stock. We will file post-effective amendments to the registration statement of which this prospectus is a part, that are subject to SEC review, to allow us to continue this offering for three years.

You should not expect to be able to sell your shares regardless of how we perform. If you are able to sell your shares, you will likely receive less than your purchase price. We do not intend to list our shares on any securities exchange during the offering period, and we do not expect a secondary market in the shares to develop. We have implemented a share repurchase program, but only a limited number of shares are eligible for repurchase by us. Accordingly, you should consider that you may not have access to the money you invest for an indefinite period of time until we complete a liquidity event. Although we may complete a liquidity event within five to seven years after we stop offering shares or at such earlier time as our board of directors may determine, taking into consideration market conditions and other factors, the offering may continue for an indefinite period. Moreover, there is no assurance that we will complete a liquidity event at all. As a result of the foregoing, an investment in our shares is not suitable if you need access to the money you invest. See “Share Repurchase Program” and “Liquidity Strategy.”

We invest in securities that are rated below investment grade by rating agencies or that would be rated below investment grade if they were rated. Below investment grade securities, which are often referred to as “junk,” have predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. They may also be difficult to value and illiquid.

Investing in our common stock may be considered speculative and involves a high degree of risk, including the risk of a substantial loss of investment. See “Risk Factors” beginning on page 30 to read about the risks you should consider before buying shares of our common stock, including the risk of leverage.

An investment in our shares is not suitable for all investors. See “Suitability Standards” for information on the suitability standards that investors must meet in order to purchase shares of our common stock in this offering.

We intend to continue to issue shares of our common stock in this offering. As a result, your ownership in us is subject to dilution. See “Risk Factors—Risks Relating to an Investment in Our Common Stock—A stockholder’s interest in us will be diluted if we issue additional shares, which could reduce the overall value of an investment in us.”

This prospectus contains important information about us that a prospective investor should know before investing in our common stock. Please read this prospectus before investing and keep it for future reference. We file annual, quarterly and current reports, proxy statements and other information about us with the SEC. This information will be available free of charge by contacting us at 2929 Arch Street, Suite 675, Philadelphia, Pennsylvania 19104 or by telephone at (215) 495-1150 or on our website at www.fsinvestmentcorp.com. The SEC also maintains a website at www.sec.gov that contains such information.

Neither the SEC, the Attorney General of the State of New York nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense. Except as specifically required by the 1940 Act and the rules and regulations thereunder, the use of forecasts is prohibited and any representation to the contrary and any predictions, written or oral, as to the amount or certainty of any present or future cash benefit or tax consequence which may flow from an investment in our common stock is not permitted.

	Per Share(1)	Total Maximum(1)
Price to Public	$10.650	$1,079,910,000
Sales Load(2)	$1.065	$107,991,000
Net Proceeds (Before Expenses)(3)	$9.585	$971,919,000
(1)	Assumes all shares are sold at the current offering price of $10.65 per share, which is subject to adjustment based upon, among other things, our net asset value per share.
(2)	“Sales Load” includes selling commissions of 7.0% and dealer manager fees of 3.0%.
(3)	We estimate that we will incur approximately $16.2 million of expenses if the maximum number of common shares is sold.

Because you will pay a sales load of up to 10% and offering expenses of up to 1.5%, if you invest $100 in our shares and pay the full sales load, between $88.50 and $90.00 will actually be used by us for investments. As a result, based on the current public offering price of $10.65, you would have to experience a total return on your investment of between 11% and 13% in order to recover these expenses. See “Estimated Use of Proceeds.”

The date of this prospectus is November 1, 2011.

FS2 Capital Partners, LLC

ABOUT THIS PROSPECTUS

This prospectus is part of a registration statement that we filed with the SEC using a continuous offering process. We commenced our continuous public offering of shares through our initial registration statement (File No. 333-149374) that was declared effective by the SEC on September 18, 2008. Rule 415 promulgated under the Securities Act of 1933, as amended, or the Securities Act, requires that a registration statement not be used for more than three years from its effective date, subject to a 180-day grace period. The registration statement of which this prospectus is a part has been filed with the SEC in order to continue our continuous public offering of shares for an additional three years or until all of the shares registered herein are sold. The registration statement of which this prospectus is a part carries forward the unsold shares from our previous registration statement.

Periodically, as we make material investments or have other material developments, we will provide a prospectus supplement that may add, update or change information contained in this prospectus. We will endeavor to avoid interruptions in the continuous offering of our shares of common stock, including, to the extent permitted under the rules and regulations of the SEC, by filing an amendment to the registration statement with the SEC if our net asset value declines more than ten percent from our net asset value as of the effective date of this registration statement. There can be no assurance, however, that our continuous offering will not be suspended while the SEC reviews such amendment until it is declared effective.

Any statement that we make in this prospectus will be modified or superseded by any inconsistent statement made by us in a subsequent prospectus supplement. The registration statement we filed with the SEC includes exhibits that provide more detailed descriptions of the matters discussed in this prospectus. You should read this prospectus and the related exhibits filed with the SEC and any prospectus supplement, together with additional information described below under “Available Information.” In this prospectus, we use the term “day” to refer to a calendar day, and we use the term “business day” to refer to any day other than Saturday, Sunday, a legal holiday or a day on which banks in New York City are authorized or required to close.

You should rely only on the information contained in this prospectus. Neither we nor the dealer manager has authorized any other person to provide you with different information from that contained in this prospectus. The information contained in this prospectus is complete and accurate only as of the date of this prospectus, regardless of the time of delivery of this prospectus or sale of our common stock. If there is a material change in our affairs, we will amend or supplement this prospectus.

For information on the suitability standards that investors must meet in order to purchase shares of our common stock in this offering, see “Suitability Standards.”

PROSPECTUS SUMMARY

This summary highlights some of the information in this prospectus. It is not complete and may not contain all of the information that you may want to consider. To understand this offering fully, you should read the entire prospectus carefully, including the section entitled “Risk Factors,” before making a decision to invest in our common stock.

Unless otherwise noted, the terms “we,” “us,” “our,” the “Company” and “FS Investment Corporation” refer to FS Investment Corporation. In addition, the term “FB Advisor” refers to FB Income Advisor, LLC, the term “GDFM” refers to GSO / Blackstone Debt Funds Management LLC, a subsidiary of GSO Capital Partners LP, the term “GSO” refers to GSO Capital Partners LP, and the term “Blackstone” refers to The Blackstone Group L.P.

FS Investment Corporation

We are an externally managed, non-diversified, closed-end management investment company that has elected to be treated as a business development company, or BDC, under the 1940 Act. As such, we are required to comply with certain regulatory requirements. We are managed by FB Advisor, a registered investment adviser under the Investment Advisers Act of 1940, as amended, or the Advisers Act, which oversees the management of our activities and is responsible for making investment decisions for our portfolio. FB Advisor has engaged GDFM to act as our investment sub-adviser. GDFM assists FB Advisor in identifying investment opportunities and makes investment recommendations for approval by FB Advisor, according to asset allocation and other guidelines set by FB Advisor. GDFM, a registered investment adviser under the Advisers Act, is a subsidiary of GSO, which oversaw approximately $33.6 billion in assets under management as of September 30, 2011. GSO is the credit platform affiliate of Blackstone. We have elected to be treated for federal income tax purposes as a regulated investment company, or RIC, under Subchapter M of the Internal Revenue Code of 1986, as amended, or the Code.

Our investment objectives are to generate current income and, to a lesser extent, long-term capital appreciation. We will seek to meet our investment objectives by:

•

utilizing the experience and expertise of FB Advisor and GDFM, along with the broader resources of GSO which includes its access to the relationships and human capital of its parent, Blackstone, in sourcing, evaluating and structuring transactions;

•	employing a defensive investment approach focused on long-term credit performance and principal protection;

•

focusing primarily on debt investments in a broad array of private U.S. companies, including small and middle market companies, which we define as companies with annual revenue of $10 million to $2.5 billion at the time of investment. In many environments, we believe such a focus offers an opportunity for superior risk adjusted returns;

•	focusing primarily on investing in established, stable companies with positive cash flow; and

•	maintaining rigorous portfolio monitoring, in an attempt to anticipate and pre-empt negative credit events within our portfolio.

Our portfolio is comprised primarily of investments in senior secured loans, second lien secured loans and, to a lesser extent, subordinated loans of private U.S. companies. We may purchase interests in loans through secondary market transactions in the “over-the-counter” market for institutional loans or directly from our target companies as primary market investments. In connection with our debt investments, we may on occasion receive equity interests such as warrants or options as additional consideration. We may also purchase minority interests in the form of common or preferred equity in our target companies, either in conjunction with one of our debt investments or through a co-investment with a financial sponsor. In addition, a portion of our portfolio may be comprised of corporate bonds and other debt securities. However, such investments are not expected to comprise a significant portion of our portfolio. We generally expect that the size of our individual investments will vary proportionately with the size of our capital base.

As a BDC, we are subject to certain regulatory restrictions in making our investments. For example, we generally will not be permitted to co-invest with certain entities affiliated with GDFM in transactions originated by GSO or its affiliates unless we obtain an exemptive order from the SEC or co-invest alongside GSO or its affiliates in accordance with existing regulatory guidance. We are seeking such an exemptive order from the SEC. However, there can be no assurance that we will obtain such relief. Even if we receive exemptive relief, GSO and its affiliates would not be obligated to offer GDFM or us the right to participate in any transactions originated by them.

Prior to obtaining exemptive relief, we intend to co-invest alongside GSO or its affiliates only in accordance with existing regulatory guidance. For example, at any time, we may co-invest in syndicated deals and secondary loan market transactions where price is the only negotiated point. While we desire to receive exemptive relief from the SEC, given the latitude permitted within existing regulatory guidance and our current universe of investment opportunities, we do not feel that the absence of exemptive relief materially affects our ability to achieve our investment objectives.

To enhance our opportunity for gain, we intend to employ leverage as market conditions permit and at the discretion of FB Advisor, but in no event will leverage employed exceed 50% of the value of our assets, as required by the 1940 Act.

While a BDC may list its shares for trading in the public markets, we have currently elected not to do so. We believe that a non-traded structure is more appropriate for the long-term nature of the assets in which we invest. This structure allows us to operate with a long-term view, similar to that of other types of private investment funds—instead of managing to quarterly market expectations—and to pursue our investment objectives without subjecting our investors to the daily share price volatility associated with the public markets. To provide our stockholders with limited liquidity, we intend to conduct quarterly tender offers pursuant to our share repurchase program. This will be the only method of liquidity that we offer prior to a liquidity event. See “Share Repurchase Program.”

Although we do not currently intend to list our shares on an exchange and do not expect a public market to develop for them in the foreseeable future, we intend to seek to complete a liquidity event within five to seven years following the completion of our offering stage or at such earlier time as our board of directors may determine, taking into consideration market conditions and other factors. However, the offering period may extend for an indefinite period. Accordingly, you should consider that you may not have access to the money you invest for an indefinite period of time until we complete a liquidity event. We will view our offering stage as complete as of the termination date of our most recent public equity offering if we have not conducted a public equity offering in any continuous two-year period. See “Liquidity Strategy” for a discussion of what constitutes a liquidity event. However, there can be no assurance that we will be able to complete a liquidity event.

Status of Our Ongoing Public Offering

From the commencement of our initial public offering through September 30, 2011, we sold 125,038,578 shares (as adjusted for stock distributions) of our common stock for gross proceeds of approximately $1,308.7 million. As of September 30, 2011, we had raised total gross proceeds of approximately $1,309.7 million, including approximately $1 million contributed by principals of our investment adviser in February 2008. The following table summarizes the sales of our common stock on a quarterly basis during 2009, 2010 and 2011. Dollar amounts are presented in thousands, except per share data:

	Shares Sold(1)(2)	Average Price per Share(2)	Gross Proceeds
Fiscal 2009
March 31	1,074,045	$7.76	$8,330
June 30	1,926,763	8.44	16,271
September 30	3,544,170	9.35	33,129
December 31(3)	3,560,315	10.04	35,734

	10,105,293	9.25	93,464
Fiscal 2010
March 31	4,331,680	10.28	44,524
June 30	7,198,906	10.36	74,583
September 30	6,586,899	10.35	68,145
December 31(4)	13,202,581	10.39	137,168

	31,320,066	10.36	324,420
Fiscal 2011
March 31(5)	18,759,083	10.62	199,295
June 30	29,941,966	10.66	319,117
September 30	34,912,170	10.67	372,411

	83,613,219	10.65	890,823

	125,038,578	$10.47	$1,308,707

(1)	The number of shares sold includes 53,444 shares, 834,021 shares and 2,122,817 shares purchased through our distribution reinvestment plan during 2009, 2010 and 2011, respectively.

(2)	The number of shares sold and the average sales price per share have been retroactively adjusted to reflect the stock distributions issued subsequent to the date at which the shares were sold. All shares reflected in the table were sold at prices between $9.00 and $10.75 per share, depending on the offering price then in effect and the amount of discounts or commissions waived by us or the dealer manager. We announced a decrease in our public offering price to $10.65 per share beginning with the closing that occurred on October 3, 2011. In accordance with our share pricing policy, our board of directors determined that a reduction in the public offering price was warranted following a decline in our net asset value per share to an amount more than 5% below our then-current net offering price.

(3)	We announced an increase in our public offering price to $10.40 per share beginning with the closing that occurred on October 1, 2009. The purpose of this action was to ensure that our net asset value per share did not exceed our net offering price per share, as required by the 1940 Act.

(4)	We announced an increase in our public offering price to $10.50 per share beginning with the closing that occurred on November 1, 2010. The purpose of this action was to ensure that our net asset value per share did not exceed our net offering price per share, as required by the 1940 Act.

(5)

We announced an increase in our public offering price to $10.65 per share beginning with the closing that occurred on January 3, 2011. We announced a further increase in our public offering price to $10.70 per share beginning with the closing that occurred on February 1, 2011. We announced a further increase in our public offering price to $10.75 per share beginning with the closing that occurred on February 16, 2011. The purpose of each of these actions was to ensure that our net asset value per share did not exceed our net offering price per share, as required by the 1940 Act.

Capital Contribution by FB Advisor and GDFM

In February 2008, pursuant to a private placement, Michael C. Forman and David J. Adelman, the principals of FB Advisor, contributed an aggregate of approximately $1 million for 111,112 shares of common stock. As of September 30, 2011, employees of GSO held an aggregate of approximately 131,791 shares of our common stock.

Distributions

Following commencement of our operations, we declared our first distribution on January 29, 2009. Subject to the board of directors’ discretion and applicable legal restrictions, our board of directors intends to authorize and declare distributions on either a semi-monthly or monthly basis and pay distributions on either a monthly or quarterly basis. While we historically paid distributions on a quarterly basis, commencing in the fourth quarter of 2010, subject to the board of directors’ discretion and applicable legal restrictions, we began to pay distributions on a monthly rather than quarterly basis. We will calculate each stockholder’s specific distribution amount for the period using record and declaration dates, and each stockholder’s distributions will begin to accrue on the date we accept each stockholder’s subscription for shares of our common stock. From time to time, we may also pay special interim distributions in the form of cash or shares of our common stock at the discretion of our board of directors. During certain periods, our distributions may exceed our earnings. As a result, it is possible that a portion of the distributions we make may represent a return of capital for tax purposes. No portion of the distributions paid during the years ended December 31, 2010 or 2009 represented a return of capital for tax purposes. Each year a statement on Form 1099-DIV identifying the source of the distributions will be mailed to our stockholders. See “Material U.S. Federal Income Tax Considerations.” There can be no assurance that we will be able to pay distributions at a specific rate or at all.

We intend to continue to make our ordinary distributions in the form of cash, out of assets legally available, unless stockholders elect to receive their distributions in additional shares of our common stock under our distribution reinvestment plan. Any distributions reinvested under the plan will nevertheless remain taxable to a U.S. stockholder. If stockholders hold shares in the name of a broker or financial intermediary, they should contact the broker or financial intermediary regarding their election to receive distributions in additional shares of our common stock.

Portfolio Update

During the year ended December 31, 2010, we made investments in portfolio companies totaling $849.2 million. During the same period, we sold positions totaling approximately $122.6 million and received principal repayments of approximately $117.5 million. As of December 31, 2010, our investment portfolio, with a total fair value of $733.6 million, consisted of interests in 144 portfolio companies (66% in first lien senior secured loans, 19% in second lien senior secured loans, 4% in senior secured bonds and 11% in subordinated debt/other) with an average annual earnings before interest, taxes, depreciation and amortization, or EBITDA, of approximately $294.5 million. As of December 31, 2010, the investments in our portfolio were purchased at an average price of 94.9% of par value, the weighted average credit rating of our portfolio was B2 based upon the Moody’s scale and our estimated gross annual portfolio yield, prior to leverage, was 8.5% based upon the purchase price of our investments.

As of June 30, 2011, our investment portfolio consisted of interests in 156 portfolio companies with an average annual EBITDA of approximately $330.7 million. As of June 30, 2011, the investments in our portfolio were purchased at an average price of 93.4% of par value or stated value, as applicable, the weighted average credit rating of our portfolio was B3 based upon the Moody’s scale and our estimated gross annual portfolio yield, prior to leverage, was 10.6% based upon the purchase price of our investments. We intend to continue to add securities to our portfolio as our offering progresses. See “Investment Objectives and Strategy—Portfolio Update” for a list of the investments in our portfolio as of June 30, 2011.

About FB Advisor

FB Advisor is registered as an investment adviser with the SEC under the Advisers Act. Our chief executive officer, Michael C. Forman, has led FB Advisor since its inception in 2007. In 2005, Mr. Forman co-founded FB Capital Partners, L.P., an investment firm that invests in private equity, senior and mezzanine debt, and real estate, and has served as managing general partner since its inception. In 2007, he co-founded Franklin Square Holdings, L.P., or Franklin Square Holdings, a national sponsor and distributor of alternative investment products designed for the individual investor. In managing its funds, Franklin Square Holdings seeks to partner with what it believes to be best-in-class institutional asset managers.

Mr. Forman and the other members of FB Advisor’s senior management team, including David J. Adelman, the vice-chairman of our board of directors and the co-founder of Franklin Square Holdings, have extensive experience in private lending, private equity and real estate investing, and have developed an expertise in using all levels of a firm’s capital structure to produce income-generating investments, while focusing on risk management. FB Advisor is presently staffed with 16 employees and may retain additional investment personnel as our activities expand. See “Management” for biographical information regarding Mr. Forman, Mr. Adelman and the other members of FB Advisor’s senior management team.

All investment decisions require the unanimous approval of FB Advisor’s investment committee, which is led by Mr. Forman. Our board of directors, including a majority of independent directors, oversees and monitors our investment performance and annually reviews the compensation we pay to FB Advisor and the compensation FB Advisor pays to GDFM to determine that the provisions of the investment advisory and administrative services agreement and the investment sub-advisory agreement, respectively, are carried out. See “Investment Advisory and Administrative Services Agreement.”

About GDFM

From time to time, FB Advisor may enter into sub-advisory relationships with registered investment advisers that possess skills that FB Advisor believes will aid it in achieving our investment objectives. FB Advisor has engaged GDFM to act as our investment sub-adviser. GDFM assists FB Advisor in identifying investment opportunities and makes investment recommendations for approval by FB Advisor, according to asset allocation and other guidelines set by FB Advisor. GDFM is a Delaware limited liability company with principal offices located at 280 Park Avenue, New York, New York 10017.

GDFM is a wholly-owned subsidiary of GSO. GSO is the credit platform affiliate of Blackstone, a leading global alternative asset manager. As of September 30, 2011, GSO and its affiliates, excluding Blackstone, managed approximately $33.6 billion of assets across multiple strategies within the leveraged finance marketplace, including leveraged loans, high-yield bonds, distressed, mezzanine and private equity. As sub-adviser, GDFM makes recommendations to FB Advisor in a manner that is consistent with its existing investment and monitoring processes.

Blackstone is a leading global alternative asset manager and provider of financial advisory services. It is one of the largest independent managers of private capital in the world, with assets under management of approximately $157.7 billion as of September 30, 2011. Blackstone’s alternative asset management businesses include the management of private equity funds, real estate funds, funds of hedge funds, credit-oriented funds, collateralized loan obligation vehicles, separately managed accounts and publicly-traded closed-end mutual funds. Blackstone is a publicly-traded limited partnership that has common units which trade on the New York

Stock Exchange under the symbol “BX”. Information about Blackstone and its various affiliates, including certain ownership, governance and financial information, is disclosed in Blackstone’s periodic filings with the SEC, which can be obtained from Blackstone’s website at http://ir.blackstone.com or the SEC’s website at www.sec.gov.

Risk Factors

An investment in our common stock involves a high degree of risk and may be considered speculative. You should carefully consider the information found in “Risk Factors” before deciding to invest in shares of our common stock. The following are some of the risks an investment in us involves:

•

We are a relatively new company and have a limited operating history and are subject to the business risks and uncertainties associated with any new business, including the risk that we will not achieve our investment objectives.

•	Before advising us, FB Advisor had not managed a BDC or a RIC. Therefore, FB Advisor may not be able to successfully operate our business or achieve our investment objectives.

•

Economic activity in the United States was adversely impacted by the global financial crisis of 2008 and has yet to fully recover. These conditions may make it more difficult for us to achieve our investment objectives.

•	Because there is no public trading market for shares of our common stock and we are not obligated to effectuate a liquidity event by a specified date, it will be difficult for you to sell your shares.

•	There is a risk that investors in our equity securities may not receive distributions or that our distributions will not grow over time.

•

Our distribution proceeds have exceeded, and in the future may exceed, our net investment income. Therefore, portions of the distributions that we make may represent a return of capital to you for tax purposes.

•

We may pay distributions from offering proceeds, borrowings or the sale of assets to the extent our cash flow from operations, net investment income or earnings are not sufficient to fund declared distributions. We have not established limits on the amount of funds we may use from net offering proceeds or borrowings to make distributions.

•

We have elected to be treated as a RIC for federal income tax purposes. Failure to maintain our qualification as a RIC would subject us to federal income tax on all of our income, which would have a material adverse effect on our financial performance.

•

As a result of the annual distribution requirement to maintain our qualification as a RIC, we will likely need to raise cash continually or borrow to fund new investments. At times, these sources of funding may not be available to us on acceptable terms, if at all.

•	We are subject to financial market risks, including changes in interest rates, which may have a substantial negative impact on our investments.

•

A significant portion of our portfolio is recorded at fair value as determined in good faith by our board of directors and, as a result, there is uncertainty as to the value of our portfolio investments.

•

We invest primarily in senior secured term loans, second lien secured loans and, to a lesser extent, subordinated debt and selected equity investments issued by private U.S. companies, including small and middle market companies. For our senior secured and second lien secured loans, the collateral securing these investments may decrease in value or lose its entire value over time or may fluctuate based on the performance of the portfolio company which may lead to a loss in principal. Subordinated debt investments are typically unsecured, and this may involve a heightened level of risk, including a loss of principal or the loss of the entire investment.

•

The potential for FB Advisor to earn incentive fees under the investment advisory and administrative services agreement may create an incentive for it to enter into investments that are riskier or more speculative than would otherwise be in our best interests, and, since the base management fee is based on gross assets, FB Advisor may have an incentive to increase portfolio leverage in order to earn higher base management fees. In addition, since GDFM will receive a portion of the advisory fees paid to FB Advisor, GDFM may have an incentive to recommend investments that are riskier or more speculative.

•	This is a “best efforts” offering and if we are unable to raise substantial funds then we will be more limited in the number and type of investments we may make.

•

FB Advisor, its affiliates and GDFM face conflicts of interest as a result of compensation arrangements, time constraints and competition for investments, which they will attempt to resolve in a fair and equitable manner, but which may result in actions that are not in your best interests.

•

The purchase price at which you purchase shares will be determined at each semi-monthly closing date. As a result, your purchase price may be higher than the prior semi-monthly closing price per share, and therefore you may receive a smaller number of shares than if you had subscribed at the prior semi-monthly closing price.

•

In the event of a decline in our net asset value, the board of directors may elect not to reduce our net offering price per share. As a result, your purchase price may be materially higher than our current net asset value per share.

•

The total return swap, or TRS, entered into by our wholly-owned financing subsidiary exposes us to certain risks, including market risk, liquidity risk and other risks similar to those associated with the use of leverage.

•

The agreements governing our wholly-owned financing subsidiary’s revolving credit facility contain various covenants which, if not complied with, could accelerate repayment under the facility, which would materially and adversely affect our liquidity, financial condition and our ability to pay distributions to our stockholders. In addition, the facility exposes us to the risks of borrowing, also known as leverage, which may be considered a speculative investment technique. Leverage increases the volatility of investments by magnifying the potential for gain and loss on amounts invested, therefore increasing the risks associated with investing in our securities.

•	We are subject to risks associated with our debt securitization facility.

See “Risk Factors” beginning on page 30 and the other information included in this prospectus for a discussion of factors you should carefully consider before deciding to invest in shares of our common stock.

Market Opportunity

We believe that there are and will continue to be significant investment opportunities in senior secured and second lien secured loans as well as investments in debt securities of small and middle market companies.

Attractive Opportunities in Senior Secured and Second Lien Secured Loans

Since the beginning of 2009, global credit and other financial market conditions have improved as stability has increased throughout the international financial system. Concentrated policy initiatives undertaken by central banks and governments appear to have curtailed the incidence of large-scale failures within the global financial system. Concurrently, investor confidence, financial indicators, capital markets activity and asset prices have shown signs of marked improvement. While financial conditions have improved, economic activity continues to be somewhat subdued as unemployment rates remain high. Corporate interest rate risk premiums, otherwise known as credit spreads, remain above historical averages, particularly in the loan market. Given current market conditions, it is our view that, at this time, there are and will continue to be significant investment opportunities in senior secured and second lien secured loans as well as investments in debt securities of small and middle market companies.

We feel that opportunities in senior secured and second lien secured loans are significant not only because of the potential returns available, but also because of the strong defensive characteristics of this investment class. Because these loans have priority in payment among an issuer’s security holders (i.e., they are due to receive payment before bondholders and equityholders), they carry the least potential risk among investments in the issuer’s capital structure. Further, these investments are secured by the issuer’s assets, which may be seized in the event of a default if necessary, and generally carry restrictive covenants aimed at ensuring repayment before unsecured creditors, such as most types of public bondholders, and other security holders and preserving collateral to protect against credit deterioration. In addition, most senior secured debt issues carry variable interest rate structures, meaning the securities are generally less susceptible to declines in value experienced by fixed-rate securities in a rising interest rate environment. However, in declining interest rate environments, variable interest rate structures decrease the income we would otherwise receive from our debt securities. Although, in many cases, the loan documents governing these securities provide for an interest rate floor.

Opportunity in Small and Middle Market Private Companies

In addition to investing in senior secured and second lien secured loans generally, we believe that the market for lending to private companies, particularly small and middle market private companies within the United States, may at times present a compelling investment opportunity. We believe that the following characteristics support our belief:

Large target market. According to The U.S. Census Bureau, in its economic census in 2002, there were approximately 153,000 small and middle market companies in the U.S. with annual revenues between $10 million and $2.5 billion, compared with approximately 900 companies with revenues greater than $2.5 billion. These smaller and middle market companies represent, we believe, a significant portion of the growth segment of the U.S. economy and often require substantial capital investment to grow their businesses. Small and middle market companies have generated a significant number of investment opportunities for investment programs managed by FB Advisor and GDFM over the past several years, and we believe that this market segment will continue to produce significant investment opportunities for us.

Limited investment competition. Despite the size of the market, we believe that financial difficulties and a widespread consolidation in the U.S. financial services industry have substantially reduced the number of investment firms and financial institutions lending to small and middle market companies. We believe that lending to small and middle market private U.S. companies generally requires a greater dedication of the lender’s time and resources compared to lending to larger companies, due in part to the smaller size of each investment and the often fragmented nature of information available from these companies. In addition, small and middle market companies may require more active monitoring and participation on the lender’s part. We believe that many large financial organizations, which often have relatively high cost structures, are not equipped to deal with these factors and instead emphasize services and transactions to larger corporate clients with a consequent reduction in the availability of debt financing to small and middle market companies.

Attractive market segment. We believe that the underserved nature of such a large segment of the market can at times create a significant opportunity for investment. In many environments, we believe that small and middle market companies are more likely to offer attractive economics in terms of transaction pricing, up-front and ongoing fees, prepayment penalties and security features in the form of stricter covenants and quality collateral than loans to larger companies. In addition, as compared to larger companies, small and middle market companies often have simpler capital structures and carry less leverage, thus aiding the structuring and negotiation process and allowing us greater flexibility in structuring favorable transactions. We believe that these factors often result in advantageous conditions in which to pursue our investment objectives of generating current income and, to a lesser extent, long-term capital appreciation.

Characteristics of and Risks Related to Investments in Private Companies

We invest primarily in the debt of privately held companies. Investments in private companies pose certain incremental risks as compared to investments in public companies. First, private companies have reduced access to the capital markets, resulting in diminished capital resources and ability to withstand financial distress. Second, the investments themselves are often illiquid. As such, we may have difficulty exiting an investment promptly or at a desired price prior to maturity or outside of a normal amortization schedule. In addition, little public information generally exists about private companies. Finally, these companies often do not have third-party debt ratings or audited financial statements. We must therefore rely on the ability of FB Advisor and/or GDFM to obtain adequate information through their due diligence efforts to evaluate the creditworthiness of, and risks involved in, investing in these companies. These companies and their financial information will also generally not be subject to the Sarbanes-Oxley Act of 2002, or the Sarbanes-Oxley Act, and other rules and regulations that govern public companies that are designed to protect investors.

Investment Strategy

When identifying prospective portfolio companies, we focus primarily on the following attributes, which we believe help us generate attractive total returns with an acceptable level of risk. While these criteria provide general guidelines for our investment decisions, we caution you that, if we believe the benefits of investing are sufficiently strong, not all of these criteria necessarily will be met by each prospective portfolio company in which we choose to invest. These attributes are:

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Leading, defensible market positions. We seek to invest in companies that have developed strong positions within their respective markets and exhibit the potential to maintain sufficient cash flows and profitability to service our debt in a range of economic environments. We seek companies that we believe possess advantages in scale, scope, customer loyalty, product pricing or product quality versus their competitors, thereby minimizing business risk and protecting profitability.

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Investing in stable companies with positive cash flow. We seek to invest in established, stable companies with strong profitability and cash flows. Such companies, we believe, are well-positioned to maintain consistent cash flow to service and repay our loans and maintain growth in their businesses or market share. We do not intend to invest in start-up companies, turnaround situations or companies with speculative business plans.

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Proven management teams. We focus on investments in which the target company has an experienced management team with an established track record of success. We typically require the portfolio companies to have in place proper incentives to align management’s goals with ours.

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Private equity sponsorship. Often, we seek to participate in transactions sponsored by what we believe to be high-quality private equity firms. FB Advisor’s management team believes that a private equity sponsor’s willingness to invest significant sums of equity capital into a company is an implicit endorsement of the quality of the investment. Further, by co-investing with quality private equity firms which commit significant sums of equity capital with junior priority to our debt investments, we may benefit from having due diligence on our investments performed by both parties. Further, strong private equity sponsors with significant investments at risk have the ability and a strong incentive to contribute additional capital in difficult economic times should operational or financial issues arise.

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Diversification. We seek to diversify our portfolio broadly among issuers and industries, thereby potentially reducing the risk of a downturn in any one company or industry having a disproportionate adverse impact on the value of our portfolio. We cannot assure you that we will be successful in this regard.

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Viable exit strategy. Many of our current investments are tradable in a privately negotiated over-the-counter market, providing us a means by which we may exit our positions. We expect that a large portion of our portfolio will continue to be tradable on this secondary market for the foreseeable future, depending upon market conditions. For any investments that are not traded within a secondary market, we focus primarily on investing in companies whose business models and growth prospects offer other attractive exit possibilities, including repayment of our investments, with the potential for capital gain on any equity interests we hold, through an initial public offering of common stock, merger, sale or recapitalization.

Competitive Advantages

We believe that we offer to our investors the following competitive advantages:

Global platform with seasoned investment professionals. FB Advisor’s management team believes that the breadth and depth of its experience, together with the wider resources of GSO’s investment team which is dedicated to sourcing, structuring, executing, monitoring and realizing upon a broad range of private investments, as well as the specific expertise of GDFM, provides us with a significant competitive advantage in sourcing and analyzing attractive investment opportunities.

Long-term investment horizon. Unlike most private equity and venture capital funds, as well as many private debt funds, we are not required to return capital to our stockholders once we exit a portfolio investment. Such funds typically can only be invested once and must be returned to investors after a specific time period. These provisions often force such funds to seek liquidity events, including initial public offerings, mergers or recapitalizations more quickly than they otherwise might, potentially resulting in a lower return to investors. We believe that freedom from such capital return requirements, which allows us to invest using a longer-term focus, will provide us with the opportunity to increase total returns on invested capital, compared to other private company investment vehicles.

GDFM transaction sourcing capability. FB Advisor seeks to leverage GDFM’s significant access to transaction flow. GDFM seeks to generate investment opportunities through syndicate and club deals (generally, investments made by a small group of investment firms) and, subject to regulatory constraints as discussed under “—FS Investment Corporation,” also through GSO’s proprietary origination channels. With respect to syndicate and club deals, GDFM has built a network of relationships with commercial and investment banks, finance companies and other investment funds due to the long track record of its investment professionals in the leveraged finance marketplace. With respect to GDFM’s origination channel, FB Advisor seeks to leverage the global presence of GSO to generate access to a substantial amount of originated transactions with attractive investment characteristics. We believe that the broad network of GDFM will produce a significant amount of investment opportunities for us. GDFM also has a significant trading platform, allowing us access to the secondary loan market for investment opportunities.

Disciplined, income-oriented investment philosophy. FB Advisor and GDFM employ a defensive investment approach focused on long-term credit performance and principal protection. This investment approach involves a multi-stage selection process for each investment opportunity, as well as ongoing monitoring of each investment made, with particular emphasis on early detection of credit deterioration. This strategy is designed to maximize current yield and minimize the risk of capital loss while maintaining potential for long-term capital appreciation.

Expertise across all levels of the corporate capital structure. FB Advisor and GDFM believe that their broad expertise and experience investing at all levels of a company’s capital structure enables us to manage risk while affording us an opportunity for significant returns on our investments. We attempt to capitalize on this expertise in an effort to produce and maintain an investment portfolio that will perform in a broad range of economic conditions.

Plan of Distribution

This is a continuous offering of our shares as permitted by the federal securities laws. We intend to file post-effective amendments to the registration statement of which this prospectus is a part, that will be subject to SEC review, to allow us to continue this offering for up to three years. The dealer manager is not required to sell any specific number or dollar amount of shares but intends to use its best efforts to sell the shares offered. The minimum permitted purchase is $5,000.

We are offering our shares on a continuous basis at a current offering price of $10.65 per share. However, to the extent that our net asset value increases, we will sell at a price necessary to ensure that shares are not sold at a price per share, after deduction of selling commissions and dealer manager fees, that is below our net asset value per share. In the event of a material decline in our net asset value per share, which we consider to be a 5% decrease from our current net offering price, and subject to certain conditions, we will reduce our offering price accordingly. Promptly following any such adjustment to the offering price per share, we will file a prospectus supplement with the SEC disclosing the adjusted offering price, and we will also post the updated information on our website at www.fsinvestmentcorp.com. Prior to October 1, 2009, we sold shares at an offering price of $10.00 per share. The following table summarizes adjustments we have made to our per share public offering price and the closing date on which such adjustments were first effective:

Adjusted Per Share Public Offering Price	First Effective Closing Date
$10.40	October 1, 2009
$10.50	November 1, 2010
$10.65	January 3, 2011
$10.70	February 1, 2011
$10.75	February 16, 2011
$10.65	October 3, 2011

A decline in our net asset value per share to an amount more than 5% below our current offering price, net of selling commissions and dealer manager fees, creates a rebuttable presumption that there has been a material change in the value of our assets such that a reduction in the offering price per share is warranted. This presumption may only be rebutted if our board of directors, in consultation with our management, reasonably and in good faith determines that the decline in net asset value per share is the result of a temporary movement in the credit markets or the value of our assets, rather than a more fundamental shift in the valuation of our portfolio. In the event that (i) net asset value per share decreases to more than 5% below our current net offering price and (ii) our board of directors believes that such decrease in net asset value per share is the result of a non-temporary movement in the credit markets or the value of our assets, our board of directors will undertake to establish a new net offering price that is not more than 5% above our net asset value per share. If our board of directors determines that the decline in our net asset value per share is the result of a temporary movement in the credit markets or the value of our assets, investors will purchase shares at an offering price per share, net of selling commissions and dealer manager fees, which represents a premium to the net asset value per share of greater than 5%.

FS2 Capital Partners, LLC acts as the dealer manager in connection with the sale of shares registered in this offering. The dealer manager was formed in 2007 and is an affiliate of FB Advisor.

To purchase shares in this offering, you must complete and sign a subscription agreement (in the form attached to this prospectus as Appendix A) for a specific dollar amount equal to or greater than $5,000 and pay such amount at the time of subscription. You should make your check payable to “UMB Bank, N.A., as agent for FS Investment Corporation.” Subscriptions will be effective only upon our acceptance, and we reserve the right to reject any subscription in whole or in part. Pending acceptance of your subscription, proceeds will be deposited into an account for your benefit. See “—How to Subscribe.”

Suitability Standards

Pursuant to applicable state securities laws, shares of common stock offered through this prospectus are suitable only as a long-term investment for persons of adequate financial means who have no need for liquidity in this investment. Initially, there is not expected to be any public market for the shares, which means that it may be difficult to sell shares. As a result, we have established suitability standards which require investors to have either (i) a net worth (not including home, furnishings, and personal automobiles) of at least $70,000 and an annual gross income of at least $70,000, or (ii) a net worth (not including home, furnishings and personal automobiles) of at least $250,000. Our suitability standards also require that a potential investor: (1) can reasonably benefit from an investment in us based on such investor’s overall investment objectives and portfolio structuring; (2) is able to bear the economic risk of the investment based on the prospective stockholder’s overall financial situation; and (3) has apparent understanding of (a) the fundamental risks of the investment, (b) the risk that such investor may lose his or her entire investment, (c) the lack of liquidity of the shares, (d) the background and qualifications of FB Advisor and GDFM and (e) the tax consequences of the investment. For additional information, including special suitability standards for residents of certain states, see “Suitability Standards.”

How to Subscribe

Investors who meet the suitability standards described herein may purchase shares of our common stock. Investors seeking to purchase shares of our common stock should proceed as follows:

•	Read this entire prospectus and any appendices and supplements accompanying this prospectus.

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Complete the execution copy of the subscription agreement provided by your financial representative. A specimen copy of the subscription agreement, including instructions for completing it, is included in this prospectus as Appendix A.

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Deliver a check for the full purchase price of the shares of our common stock being subscribed for along with the completed subscription agreement to the selected broker-dealer. You should make your check payable to “UMB Bank, N.A., as agent for FS Investment Corporation.” After you have satisfied the applicable minimum purchase requirement, additional purchases must be in increments of $500, except for purchases made pursuant to our distribution reinvestment plan.

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By executing the subscription agreement and paying the total purchase price for the shares of our common stock subscribed for, each investor attests that he or she meets the suitability standards as stated in the subscription agreement and agrees to be bound by all of its terms.

Subscriptions will be effective only upon our acceptance, and we reserve the right to reject any subscription in whole or in part. Subscriptions will be accepted or rejected within 15 days of receipt by us and, if rejected, all funds will be returned to subscribers without deduction for any expenses within ten business days from the date the subscription is rejected. We are not permitted to accept a subscription for shares of our common stock until at least five business days after the date you receive this prospectus.

An approved trustee must process and forward to us subscriptions made through IRAs, Keogh plans and 401(k) plans. In the case of investments through IRAs, Keogh plans and 401(k) plans, we will send the confirmation and notice of our acceptance to the trustee.

Estimated Use of Proceeds

We intend to use substantially all of the proceeds from this offering, net of expenses, to make investments in private U.S. companies in accordance with our investment objectives and using the strategies described in this prospectus. The remainder will be used for working capital and general corporate purposes. There can be no assurance we will be able to sell all the shares we are registering. If we sell only a portion of the shares we are registering, we may be unable to achieve our investment objectives or provide diversification of our portfolio.

Pending investment of the proceeds raised in this offering, we intend to invest the net proceeds primarily in short-term securities consistent with our BDC election and our election to be taxed as a RIC. We may employ a portion of the net proceeds to pay operating expenses, distributions to stockholders, and for general corporate purposes. See “Estimated Use of Proceeds.”

Share Repurchase Program

We do not currently intend to list our securities on any securities exchange and do not expect a public market for them to develop in the foreseeable future. Therefore, stockholders should not expect to be able to sell their shares promptly or at a desired price. See “Share Repurchase Program.”

To provide our stockholders with limited liquidity, we intend to conduct quarterly tender offers pursuant to our share repurchase program. The first such tender offer commenced in March 2010 and the repurchase occurred in connection with our April 1, 2010 closing. The following table reflects certain information regarding the quarterly tender offers that we have conducted to date:

For the Three Months Ended	Repurchase Date	Shares Repurchased	Repurchase Price Per Share	Aggregate Consideration for Repurchased Shares (in thousands)
March 31, 2010	April 1, 2010	11,142	$9.360	$104
June 30, 2010	July 1, 2010	108,904	9.360	1,019
September 30, 2010	October 1, 2010	108,904	9.360	1,019
December 31, 2010	January 3, 2011	99,633	9.585	955
March 31, 2011	April 1, 2011	158,258	9.675	1,531
June 30, 2011	July 1, 2011	79,250	9.675	767
September 30, 2011	October 3, 2011	121,399	9.585	1,164

Our quarterly repurchases will be conducted on such terms as may be determined by our board of directors unless, in the judgment of the independent directors of our board of directors, such repurchases would not be in the best interests of our stockholders or would violate applicable law. We will conduct such repurchase offers in accordance with the requirements of Rule 13e-4 of the Securities Exchange Act of 1934, as amended, or the Exchange Act, and the 1940 Act. In months in which we repurchase shares, we will conduct repurchases on the same date that we hold our first semi-monthly closing for the sale of shares in this offering. Any offer to repurchase shares is conducted solely through tender offer materials mailed to each stockholder and is not being made through this prospectus.

We currently intend to limit the number of shares to be repurchased during any calendar year to the number of shares we can repurchase with the proceeds we receive from the sale of shares of our common stock under our distribution reinvestment plan. At the discretion of our board of directors, we may also use cash on hand, cash available from borrowings and cash from liquidation of securities investments as of the end of the applicable period to repurchase shares. In addition, we will limit the number of shares to be repurchased in any calendar year to 10% of the weighted average number of shares outstanding in the prior calendar year, or 2.5% in each quarter. We will offer to repurchase such shares at a price equal to 90% of the offering price in effect on each date of repurchase.

In connection with its consideration of whether to conduct such tender offers, our board of directors will consider any requests it has received from stockholders. If you wish to tender your shares to be repurchased you must either tender at least 25% of the shares you purchased in the offering or all of the shares that you own. If you choose to tender only a portion of your shares, you must maintain a minimum balance of $5,000 worth of shares following a tender of shares for repurchase. If the amount of repurchase requests exceeds the number of shares we seek to repurchase, we will repurchase shares on a pro-rata basis. As a result, we may repurchase less than the full amount of shares that you request to have repurchased. If we do not repurchase the full amount of your shares that you have requested to be repurchased, or we determine not to make repurchases of our shares, you may not be able to dispose of your shares, even if we under-perform. Any periodic repurchase offers will be subject in part to our available cash and compliance with the RIC qualification and diversification rules promulgated under the Code.

We have received exemptive relief from Regulation M under the Exchange Act from the Division of Trading and Markets of the SEC in connection with our share repurchase program. See “Share Repurchase Program.”

Liquidity Strategy

We intend to seek to complete a liquidity event for our stockholders within five to seven years following the completion of our offering stage or at such earlier time as our board of directors may determine, taking into consideration market conditions and other factors; however, the offering period may extend for an indefinite period. Accordingly, you should consider that you may not have access to the money you invest for an indefinite period of time until we complete a liquidity event. We will view our offering stage as complete as of the termination date of our most recent public equity offering if we have not conducted a public equity offering in any continuous two year period. We may determine not to pursue a liquidity event if we believe that then-current market conditions are not favorable for a liquidity event and that such conditions will improve in the future. A liquidity event could include (1) the sale of all or substantially all of our assets either on a complete portfolio basis or individually followed by a liquidation, (2) a listing of our shares on a national securities exchange or (3) a merger or another transaction approved by our board of directors in which our stockholders will receive cash or shares of a publicly traded company. We refer to the above scenarios as “liquidity events.” While our intention is to seek to complete a liquidity event within five to seven years following the completion of our offering stage or at such earlier time as our board of directors may determine, taking into consideration market conditions and other factors, there can be no assurance that a suitable transaction will be available or that market conditions for a liquidity event will be favorable during that timeframe. As such, there can be no assurance that we will complete a liquidity event at all. In making a determination of what type of liquidity event is in the best interest of our stockholders, our board of directors, including our independent directors, may consider a variety of criteria, including, but not limited to, portfolio diversification, portfolio performance, our financial condition, potential access to capital as a listed company, market conditions for the sale of our assets or listing of our securities, internal management considerations and the potential for stockholder liquidity. If we determine to pursue a listing of our securities on a national securities exchange in the future, at that time we may consider either an internal or an external management structure.

Prior to the completion of a liquidity event, our share repurchase program may provide a limited opportunity for you to have your shares of common stock repurchased, subject to certain restrictions and limitations, at a price which may reflect a discount from the purchase price you paid for the shares being repurchased. See “Share Repurchase Program” for a detailed description of our share repurchase program.

Advisory Fees

FB Advisor and GDFM are compensated for their services. Under the investment advisory and administrative services agreement, FB Advisor is entitled to a fee consisting of two components—a base management fee and an incentive fee. The base management fee is payable quarterly in arrears, and is calculated at an annual rate of 2.0% of the average value of our gross assets.

The incentive fee consists of three parts. The first part, which we refer to as the subordinated incentive fee on income, is calculated and payable quarterly in arrears based upon our “pre-incentive fee net investment income” for the immediately preceding quarter and is subordinated to a preferred return on adjusted capital equal to 2.0% per quarter, or an annualized rate of 8.0%.

The second part of the incentive fee, which we refer to as the incentive fee on capital gains during operations, is an incentive fee on capital gains earned on liquidated investments from the portfolio during operations prior to a liquidation of the Company and is determined and payable in arrears as of the end of each calendar year (or upon termination of the investment advisory and administrative services agreement). This fee equals 20.0% of our incentive fee capital gains, which equal our realized capital gains on a cumulative basis from inception, calculated as of the end of each calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gains incentive fees.

The third part of the incentive fee, which we refer to as the subordinated liquidation incentive fee, equals 20.0% of the net proceeds from a liquidation of the Company in excess of adjusted capital, as calculated immediately prior to liquidation. See “Investment Advisory and Administrative Services Agreement—Overview of FB Advisor—Advisory Fees.”

See “Investment Advisory and Administration Services Agreement—Overview of GDFM” for a description of the investment sub-advisory agreement and the fees payable to GDFM by FB Advisor pursuant to such agreement.

Administration

FB Advisor is reimbursed for administrative expenses it incurs on our behalf. See “Administrative Services.”

Conflicts of Interest

FB Advisor, GDFM and certain of their affiliates may experience conflicts of interest in connection with the management of our business affairs, including, but not limited to, the following:

•	The directors, officers and other personnel of FB Advisor allocate their time between advising us and managing other investment activities and business activities in which they may be involved;

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The compensation payable by us to FB Advisor and other affiliates will be approved by our board of directors consistent with the exercise of the requisite standard of care applicable to directors under Maryland law. Such compensation is payable, in most cases, whether or not our stockholders receive distributions;

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We may compete with certain affiliates for investments, subjecting FB Advisor and its affiliates to certain conflicts of interest in evaluating the suitability of investment opportunities and making or recommending acquisitions on our behalf;

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Regardless of the quality of the assets acquired, the services provided to us or whether we make distributions to our stockholders, FB Advisor and GDFM will receive certain fees in connection with the management of our portfolio and sale of our portfolio companies;

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Because the dealer manager, FS2 Capital Partners, LLC, is an affiliate of FB Advisor, its due diligence review and investigation of us and this prospectus cannot be considered to be an independent review;

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The personnel of GDFM allocate their time between assisting FB Advisor in identifying investment opportunities and making investment recommendations and performing similar functions for other business activities in which they may be involved;

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We may compete with other funds managed by affiliates of GDFM for investment opportunities, subjecting GDFM and its affiliates to certain conflicts of interest in evaluating the suitability of investment opportunities and making or recommending acquisitions to FB Advisor;

•	From time to time, to the extent consistent with the 1940 Act and the rules and regulations promulgated thereunder, we and other clients for which FB Advisor or GDFM provide investment management services or carry on investment activities may make investments at different levels of an investment entity’s capital structure or otherwise in different classes of an issuer’s securities. These investments may give rise to inherent conflicts of interest or perceived conflicts of interest between or among the various classes of securities that may be held by us and such other clients;

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FB Advisor, GDFM and their respective affiliates may give advice and recommend securities to other clients which may differ from advice given to, or securities recommended or bought for, us, even though their investment objectives may be similar to ours;

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GSO and its affiliates may have existing business relationships or access to material, non-public information that would prevent GDFM from recommending certain investment opportunities that would otherwise fit within our investment objectives;

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FB Advisor, GDFM and their respective affiliates are not restricted from forming additional investment funds, from entering into other investment advisory relationships or from engaging in other business activities, even though such activities may compete with us and/or may involve substantial time and resources of FB Advisor and GDFM. Affiliates of GDFM, whose primary business includes the origination of investments, engage in investment advisory business with accounts that compete with us. Affiliates of GDFM have no obligation to make their originated investment opportunities available to us; and

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To the extent permitted by the 1940 Act and SEC staff interpretations, FB Advisor may determine it appropriate for us and one or more other investment accounts managed by FB Advisor, GDFM or any of their respective affiliates to participate in an investment opportunity. We are seeking exemptive relief from the SEC to engage in co-investment opportunities with GDFM and/or its affiliates. There can be no assurance that we will obtain such exemptive relief. These co-investment opportunities may give rise to conflicts of interest or perceived conflicts of interest among us and the other participating accounts. To mitigate these conflicts, FB Advisor will seek to execute such transactions for all of the participating investment accounts, including us, on a fair and equitable basis, taking into account such factors as the relative amounts of capital available for new investments and the investment programs and portfolio positions of us, the clients for which participation is appropriate and any other factors deemed appropriate.

Reports to Stockholders

Within 60 days after the end of each fiscal quarter, we will distribute our quarterly report on Form 10-Q to all stockholders of record. In addition, we will distribute our annual report on Form 10-K to all stockholders within 120 days after the end of each fiscal year. These reports will also be available on our website at www.fsinvestmentcorp.com and on the SEC’s website at www.sec.gov. These reports should not be considered a part of or as incorporated by reference in the prospectus, or the registration statement of which the prospectus is a part.

Promptly following the payment of distributions to all stockholders of record residing in Maryland, we will send information to stockholders regarding the source of such distributions.

Distribution Reinvestment Plan

We have adopted an “opt in” distribution reinvestment plan pursuant to which you may elect to have the full amount of your cash distributions reinvested in additional shares of our common stock. Participants in our distribution reinvestment plan are free to elect to participate or terminate participation in the plan within a reasonable time as specified in the plan. If you do not elect to participate in the plan, you will automatically receive any distributions we declare in cash. For example, if our board of directors authorizes, and we declare, a cash distribution, then if you have “opted in” to our distribution reinvestment plan you will have your cash distributions reinvested in additional shares of our common stock, rather than receiving the cash distributions.

We expect to coordinate distribution payment dates so that the same price that is used for the semi-monthly closing date immediately following such distribution payment date will be used to calculate the purchase price for purchasers under the distribution reinvestment plan. In such case, your reinvested distributions will purchase shares at a price equal to 95% of the price that shares are sold in the offering at the semi-monthly closing immediately following the distribution payment date. See “Distribution Reinvestment Plan.” No commissions or fees will be assessed on purchases pursuant to our distribution reinvestment plan.

Taxation

We have elected, effective as of the date of our formation, to be treated for federal income tax purposes, and intend to qualify annually thereafter, as a RIC under Subchapter M of the Code. As a RIC, we generally will not have to pay corporate-level federal income taxes on any ordinary income or capital gains that we distribute to our stockholders from our tax earnings and profits. To maintain our RIC tax treatment, we must meet specified source-of-income and asset diversification requirements and distribute annually at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. See “Material U.S. Federal Income Tax Considerations.”

Corporate Information

Our principal executive offices are located at Cira Centre, 2929 Arch Street, Suite 675, Philadelphia, Pennsylvania 19104. We maintain a website at www.fsinvestmentcorp.com. Information contained on our website is not incorporated by reference into this prospectus, and you should not consider that information to be part of this prospectus.

FEES AND EXPENSES

The following table is intended to assist you in understanding the costs and expenses that an investor in this offering will bear directly or indirectly. We caution you that some of the percentages indicated in the table below are estimates and may vary. Except where the context suggests otherwise, whenever this prospectus contains a reference to fees or expenses paid by “you,” “us” or “FS Investment Corporation,” or that “we” will pay fees or expenses, stockholders will indirectly bear such fees or expenses as investors in us.

Stockholder Transaction Expenses:

Expenses (as a percentage of offering price)(1)
Sales load(2)	10.00%
Offering expenses(3)	1.50%
Total stockholder transaction expenses	11.50%

Annual expenses (as a percentage of average net assets attributable to common stock)(1)
Base management fee(4)	3.49%
Incentive fees payable under our investment advisory and administrative services agreement(5)	0.64%
Interest payments on borrowed funds(6)	2.32%
Other expenses(7)	0.80%
Total Annual Expenses	7.25%

Example

The following example demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in our common stock. In calculating the following expense amounts, we have assumed our annual operating expenses would remain at the percentage levels set forth in the table above and that stockholders would pay a sales load of 10% with respect to common stock sold by us in this offering.

	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 investment, assuming a 5.0% annual return:(1)	$176	$302	$424	$703

The example and the expenses in the tables above should not be considered a representation of our future expenses, and actual expenses may be greater or less than those shown. While the example assumes, as required by the SEC, a 5.0% annual return, our performance will vary and may result in a return greater or less than 5.0%. In addition, while the example assumes reinvestment of all distributions at net asset value, participants in our distribution reinvestment plan will receive a number of shares of our common stock determined by dividing the total dollar amount of the distribution payable to a participant by the greater of 95% of the most recent offering price or at such price necessary to ensure that shares are not sold at a price that is below net asset value. See “Distribution Reinvestment Plan” for additional information regarding our distribution reinvestment plan. See “Plan of Distribution” for additional information regarding stockholder transaction expenses.

(1)

Amount assumes that we sell $518.4 million worth of our common stock during the six months following June 30, 2011, which amount represents the gross offering proceeds raised by us during the six months ended June 30, 2011. As of June 30, 2011, the Company had net assets of approximately $865.3 million. Assuming the Company raises an additional $518.4 million over the six months following June 30, 2011, the Company would receive net proceeds of approximately $458.8 million, resulting in estimated net assets of approximately $1,324.1 million, and average net assets of approximately $856.7 million, based on the Company’s net assets of approximately $389.2 million as of December 31, 2010. The amount also assumes inclusion of $340.0 million in proceeds from the revolving credit facility with Deutsche Bank AG, New York Branch, or Deutsche Bank, and $300.0 million in proceeds from the debt financing arrangement with JPMorgan Chase Bank, N.A., London Branch, or JPM (see Note 6 below), which results in average total assets of approximately $1,496.7 million. We may draw down less than the full amount available under the revolving credit facility and may not utilize the full amount available to us under the financing arrangement with JPM. Actual expenses will depend on the number of shares we sell in this offering and the amount of leverage we employ. For example, if we were to raise proceeds significantly less than this amount over the six months following June 30, 2011, our expenses as a percentage of our average net assets would be significantly higher.

There can be no assurance that we will sell $518.4 million worth of our common stock during the six months following June 30, 2011.

(2)	“Sales load” includes selling commissions of 7.0% and dealer manager fees of 3.0%.

(3)	Amount reflects estimated offering expenses to be paid by us of up to $15.6 million if we raise $1,036.8 million in gross proceeds for the fiscal year ending December 31, 2011, which represents actual gross proceeds raised for the six months ended June 30, 2011 and assumed gross proceeds of $518.4 million for the six months following June 30, 2011.

(4)	Our base management fee under the investment advisory and administrative services agreement will be payable quarterly in arrears, and will be calculated at an annual rate of 2.0% of the average value of our gross assets, which are assumed to equal 174.7% of our average net assets as described in Note (6) below. See “Investment Advisory and Administrative Services Agreement—Overview of FB Advisor—Advisory Fee.” The base management fee shown in the table above is higher than the contractual rate because the base management fee in the table is required to be calculated as a percentage of our average net assets, rather than our gross assets.

(5)	Based on our current business plan, we anticipate that we may have capital gains and interest income that could result in the payment of an incentive fee to FB Advisor for the fiscal year ending December 31, 2011. However, the incentive fee payable to FB Advisor is based on our performance and will not be paid unless we achieve certain performance targets.

The incentive fee will consist of three parts. The first part, which we refer to as the subordinated incentive fee on income, is calculated and payable quarterly in arrears based upon our “pre-incentive fee net investment income” for the immediately preceding quarter and is subordinated to a preferred return on adjusted capital equal to 2.0% per quarter, or an annualized rate of 8.0%. Because the example above assumes a 5.0% annual return, as required by the SEC, no subordinated incentive fee on income would be payable for the fiscal year ending December 31, 2011.

The second part of the incentive fee, which we refer to as the incentive fee on capital gains during operations, is an incentive fee on capital gains earned on liquidated investments from the portfolio during operations prior to a liquidation of the Company and is determined and payable in arrears as of the end of each calendar year (or upon termination of the investment advisory and administrative services agreement). This fee equals 20.0% of our incentive fee capital gains, which equal our realized capital gains on a cumulative basis from inception, calculated as of the end of each calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gains incentive fees. The amount in the table assumes that the incentive fee on capital gains during operations will be approximately 0.64% of net assets and is based on the actual realized capital gains for the year ended December 31, 2010 and the unrealized appreciation of our investments as of such date and assumes that all such unrealized appreciation is converted to realized capital gains on such date. Such amounts are expressed as a percentage of the estimated average net assets of approximately $856.7 million for the fiscal year ending December 31, 2011.

The third part of the incentive fee, which we refer to as the subordinated liquidation incentive fee, equals 20.0% of the net proceeds from a liquidation of the Company in excess of adjusted capital, as calculated immediately prior to liquidation. For purposes of the example above, we have assumed that the subordinated liquidation incentive fee is zero. See “Investment Advisory and Administrative Services Agreement—Overview of FB Advisor—Advisory Fees” for a full explanation of how this incentive fee is calculated.

(6)	On January 28, 2011, we entered into an amended and restated multi-lender, syndicated revolving credit facility, or the credit facility, with Deutsche Bank through a wholly-owned subsidiary. The credit facility provides for borrowings in an aggregate amount up to $340.0 million, of which $240.0 million bears interest at the rate of the London Interbank Offered Rate, or LIBOR, + 2.23% per annum and $100.0 million bears interest at the rate of LIBOR + 1.85% per annum. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Financial Condition, Liquidity and Capital Resources” for a discussion of the credit facility.

On July 21, 2011, we entered into a conventional debt financing arrangement with JPM through two wholly-owned subsidiaries, pursuant to which up to $300.0 million will be made available to us to fund investments in new securities and for other general corporate purposes. Pricing under the facility is based on three-month LIBOR plus a spread of 3.25% per annum for the relevant period. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Financial Condition, Liquidity and Capital Resources” for a discussion of this debt financing arrangement.

The figure in the table assumes we borrow the full amount available under the credit facility and JPM debt financing arrangement and that the annualized weighted average borrowing costs under the credit facility and JPM debt financing arrangement, including amortized costs and expenses, is 3.10%. Because the total assumed borrowing ($640.0 million) represents 74.7% of our assumed average net assets for the fiscal year ending December 31, 2011 ($856.7 million), the borrowing costs as a percentage of net assets set forth in the table above is 2.32% (or 74.7% of 3.10%).

(7)	Other expenses include accounting, legal and auditing fees, as well as the reimbursement of the compensation of our chief compliance officer and other administrative personnel and fees payable to our independent directors. The amount presented in the table reflects estimated amounts we will pay for the fiscal year ending December 31, 2011, assuming we raise $518.4 million over the six months following June 30, 2011.

COMPENSATION OF THE DEALER MANAGER AND THE INVESTMENT ADVISER

The dealer manager receives compensation and reimbursement for services relating to this offering, and we compensate FB Advisor for the investment and management of our assets. The most significant items of compensation, fees, expense reimbursements and other payments that we expect to pay to these entities and their affiliates are included in the table below. The selling commissions and dealer manager fee may vary for different categories of purchasers. See “Plan of Distribution.” This table assumes our shares are sold through distribution channels associated with the highest possible selling commissions and dealer manager fees. For illustrations of how the base management fee, the subordinated incentive fee on income, the incentive fee on capital gains during operations and the subordinated liquidation incentive fee are calculated, see “Investment Advisory and Administrative Services Agreement—Overview of FB Advisor—Advisory Fees.”

Type of Compensation	Determination of Amount	Estimated Amount for Maximum Offering (101,400,000 shares)(1)

	Fees to the Dealer Manager

Sales Load

Selling commissions(2)	7.0% of gross offering proceeds from the offering; all selling commissions are expected to be reallowed to selected broker-dealers.	$75,593,700

Dealer manager fee(2)	Up to 3.0% of gross proceeds, all or a portion of which may be reallowed to selected broker-dealers.	$32,397,300

Reimbursement to Our Investment Adviser

Other organization and offering expenses(3)

We have reimbursed FB Advisor for the organizational and initial offering costs it incurred on our behalf and will, in the future, reimburse offering costs only to the extent that the reimbursement would not cause the selling commissions, dealer manager fee, accountable due diligence expenses and the other organizational and offering expenses borne by us to exceed 15.0% of the gross offering proceeds as the amount of proceeds increases. Based on our current estimate, we estimate that these expenses would be approximately $16.2 million, or 1.5% of the gross offering proceeds, if we use the maximum amount offered.

		$16,198,650

	Investment Adviser Fees

Base management fee	The base management fee is calculated at an annual rate of 2.0% of our average gross assets and payable quarterly in arrears. The base management fee may or may not be taken in whole or in part at the	$19,114,407

Type of Compensation	Determination of Amount	Estimated Amount for Maximum Offering (101,400,000 shares)(1)
discretion of FB Advisor. All or any part of the base management fee not taken as to any quarter will be deferred without interest and may be taken in any such other quarter prior to the occurrence of a liquidity event as FB Advisor may determine.

Subordinated incentive fee on income	The subordinated incentive fee on income is calculated and payable quarterly in arrears based upon our “pre-incentive fee net investment income” for the immediately preceding quarter, and is subordinated to a preferred return on adjusted capital equal to 2.0% per quarter (an annualized rate of 8.0%).(4) No subordinated incentive fee on income is payable in any calendar quarter in which pre-incentive fee net investment income does not exceed the preferred quarterly return of 2.0%, or the preferred quarterly return, on adjusted capital. For any calendar quarter in which pre-incentive fee net investment income is greater than the preferred quarterly return, but less than 2.5%, the subordinated incentive fee on income will equal the amount of pre-incentive fee net investment income in excess of the preferred quarterly return. This fee is referred to as the catch-up(5) and provides an increasing fee, but is in no event greater than the 20.0% of the pre-incentive fee net investment income, as the pre-incentive fee net investment income increases from a 2.0% to a 2.5% quarterly return on adjusted capital. For any calendar quarter in which the pre-incentive fee net investment income exceeds 2.5% of adjusted capital, the subordinated incentive fee on income will equal 20.0% of pre-incentive fee net investment income. For purposes of this fee, “adjusted capital” means cumulative gross proceeds generated from sales of our common stock	These amounts cannot be estimated since they are based upon the performance of the assets held by us. We have not achieved performance sufficient to realize subordinated incentive fee on income to date.

Type of Compensation	Determination of Amount	Estimated Amount for Maximum Offering (101,400,000 shares)(1)
(including our distribution reinvestment plan) reduced for distributions to investors of proceeds from non- liquidating dispositions of our investments and amounts paid for share repurchases pursuant to our share repurchase program.

Incentive fee on capital gains during operations

An incentive fee on capital gains earned on liquidated investments of the portfolio during operations prior to a liquidation of the Company is determined and payable in arrears as of the end of each calendar year (or upon termination of the investment advisory and administrative services agreement) and equals 20.0% of our incentive fee capital gains, which equal our realized capital gains on a cumulative basis from inception, calculated as of the end of each calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gains incentive fees.

These amounts cannot be estimated since they are based upon the performance of the assets held by us. The amount of any incentive fee on capital gains earned on liquidated investments will be reported by us in our quarterly and annual financial statements filed with the SEC under the Exchange Act.

Subordinated liquidation incentive fee	The subordinated liquidation incentive fee equals 20.0% of the net proceeds from a liquidation of the company in excess of adjusted capital, as measured immediately prior to liquidation.	These amounts cannot be estimated since they are based upon the performance of the assets held by us and the amount ultimately realized by us upon a liquidation.

Other Expenses

Other operating expenses	We reimburse the expenses incurred by FB Advisor in connection with its provision of administrative services provided to us, including the compensation payable by FB Advisor to our chief compliance officer and other administrative personnel of FB Advisor. We do not reimburse FB Advisor for personnel costs in connection with services for which FB Advisor receives a separate fee. In	We have estimated these annual expenses to be approximately $8.0 million. Actual amounts may be lower or higher than this.

Type of Compensation	Determination of Amount	Estimated Amount for Maximum Offering (101,400,000 shares)(1)
addition, we do not reimburse FB Advisor for (i) rent or depreciation, capital equipment or other costs of its own administrative items, or (ii) salaries, fringe benefits, travel expenses and other administrative items incurred or allocated to any controlling person of FB Advisor.

(1)	Assumes all shares are sold at the current offering price of $10.65 per share with no reduction in selling commissions or dealer manager fees. The offering price is subject to increase or decrease depending, in part, on our net asset value.

(2)	The selling commission and dealer manager fee may be reduced or waived in connection with certain categories of sales, such as sales for which a volume discount applies, sales through investment advisers or banks acting as trustees or fiduciaries and sales to our affiliates. No selling commission or dealer manager fee will be paid in connection with sales under our distribution reinvestment plan.

(3)	The organizational and offering expense reimbursement consists of costs incurred by FB Advisor and its affiliates on our behalf for legal, accounting, printing and other offering expenses, including costs associated with technology integration between our systems and those of our selected broker-dealers, marketing expenses, salaries and direct expenses of FB Advisor’s employees, employees of its affiliates and others while engaged in registering and marketing the shares of our common stock, which shall include development of marketing and marketing presentations and training and educational meetings and generally coordinating the marketing process for us. Any such reimbursements will not exceed actual expenses incurred by FB Advisor. FB Advisor is responsible for the payment of our cumulative organizational and offering expenses to the extent they exceed 1.5% of the aggregate proceeds from the offering, without recourse against or reimbursement by us.

(4)	A rise in the general level of interest rates can be expected to lead to higher interest rates applicable to our debt investments. Accordingly, an increase in interest rates would make it easier for us to meet or exceed the incentive fee preferred return and may result in an increase in the amount of incentive fees payable to FB Advisor.

(5)	As the quarterly pre-incentive fee net investment income rises from 2.0% to 2.5%, the “catch-up” feature allows FB Advisor to recoup the fees foregone as a result of the existence of the investor’s preferred quarterly return.

Certain of the advisory fees payable to FB Advisor are not based on the performance of our investments. See “Investment Advisory and Administrative Services Agreement” and “Certain Relationships and Related Party Transactions” for a more detailed description of the fees and expenses payable to FB Advisor, the dealer manager and their affiliates and the conflicts of interest related to these arrangements.

QUESTIONS AND ANSWERS ABOUT THIS OFFERING

Set forth below are some of the more frequently asked questions and answers relating to our structure, our management, our business and an offering of this type. See “Prospectus Summary” and the remainder of this prospectus for more detailed information about our structure, our business and this offering.

Q:	What is a “BDC”?

A:	BDCs are closed-end funds that elect to be treated as business development companies under the 1940 Act. As such, BDCs are subject to only certain provisions of the 1940 Act, as well as the Securities Act and the Exchange Act. BDCs make investments in private or thinly-traded public companies in the form of long-term debt or equity capital, with the goal of generating current income and/or capital growth. BDCs can be internally or externally managed and qualify to elect to be taxed as RICs for federal tax purposes.

Q:	What is a “RIC”?

A:	A “RIC” is a regulated investment company under Subchapter M of the Code. A RIC generally does not have to pay corporate level federal income taxes on any income that it distributes to its stockholders from its tax earnings and profits. To qualify as a RIC, a company must, among other things, meet certain source-of-income and asset diversification requirements. In addition, in order to obtain RIC tax treatment, a company must distribute to its stockholders, for each taxable year, at least 90% of its “investment company taxable income,” which is generally its net ordinary income plus the excess, if any, of realized net short-term capital gains over realized net long-term capital losses. See “Material U.S. Federal Income Tax Considerations” for more information regarding RICs.

Q:	Who will choose which investments to make?

A:	All investment decisions made by FB Advisor will require the unanimous approval of its investment committee. FB Advisor’s investment committee is led by Michael C. Forman. Our board of directors, including a majority of independent directors, oversees and monitors our investment performance and annually reviews the compensation we pay to FB Advisor and the compensation FB Advisor pays to GDFM to determine that the provisions of the investment advisory and administrative services agreement and the investment sub-advisory agreement, respectively, are carried out. Pursuant to an investment sub-advisory agreement with FB Advisor, GDFM acts as our investment sub-advisor, and will make investment recommendations for our benefit to FB Advisor.

Q:	What is the experience of FB Advisor and GDFM?

A:	Our investment activities are managed by FB Advisor, who oversees the management of our activities, and GDFM, who assists with the day-to-day management of our investment operations. FB Advisor is led by its senior management team who have significant experience across private lending, private equity and real estate investing. See “Management” for the experience of these individuals. FB Advisor’s sub-advisor, GDFM, is a subsidiary of GSO.

Q:	How does a “best efforts” offering work?

A:	When shares of common stock are offered to the public on a “best efforts” basis, the broker-dealers participating in the offering are only required to use their best efforts to sell the shares of our common stock. Broker-dealers do not have a firm commitment or obligation to purchase any of the shares of common stock.

Q:	How long will this offering last?

A:	This is a continuous offering of our shares as permitted by the federal securities laws. We intend to file post-effective amendments to the registration statement of which this prospectus is a part, that are subject to SEC review, to allow us to continue this offering for up to three years. Your ability to purchase shares and submit shares for repurchase will not be affected by the expiration of this offering and the commencement of a new one.

Q:	Will I receive a stock certificate?

A:	No. Our board of directors has authorized the issuance of shares of our capital stock without certificates. We expect that we will not issue shares in certificated form, although we may decide to issue certificates at such time, if ever, as we list our shares on a national securities exchange. We anticipate that all shares of our common stock will be issued in book-entry form only. The use of book-entry registration protects against loss, theft or destruction of stock certificates and reduces the offering costs.

Q:	Who can buy shares of common stock in this offering?

A:	In general, you may buy shares of our common stock pursuant to this prospectus if you have either (1) a net worth of at least $70,000 and an annual gross income of at least $70,000, or (2) a net worth of at least $250,000. For this purpose, net worth does not include your home, home furnishings and personal automobiles. Our suitability standards also require that a potential investor (i) can reasonably benefit from an investment in us based on such investor’s overall investment objectives and portfolio structuring; (ii) is able to bear the economic risk of the investment based on the prospective stockholder’s overall financial situation; and (iii) has apparent understanding of (a) the fundamental risks of the investment, (b) the risk that such investor may lose his or her entire investment, (c) the lack of liquidity of the shares, (d) the background and qualifications of FB Advisor and GDFM, and (e) the tax consequences of the investment.

Generally, you must purchase at least $5,000 in shares of our common stock. Certain volume discounts may be available for large purchases. See “Plan of Distribution.” After you have satisfied the applicable minimum purchase requirement, additional purchases must be in increments of at least $500, except for purchases made pursuant to our distribution reinvestment plan. These minimum net worth and investment levels may be higher in certain states, so you should carefully read the more detailed description under “Suitability Standards.”

Our affiliates may also purchase shares of our common stock. The selling commission and the dealer manager fee that are payable by other investors in this offering will be reduced or waived for certain purchasers, including our affiliates.

Q:	How do I subscribe for shares of common stock?

A:	If you meet the suitability standards and choose to purchase shares in this offering, you will need to (1) complete a subscription agreement, the form of which is attached to this prospectus as Appendix A, and (2) pay for the shares at the time you subscribe. We reserve the right to reject any subscription in whole or in part. Subscriptions will be accepted or rejected by us within 15 days of receipt by us and, if rejected, all funds will be returned to subscribers without deduction for any expenses within ten business days from the date the subscription is rejected.

Q:	Is there any minimum initial investment required?

A:	Yes. To purchase shares in this offering, you must make an initial purchase of at least $5,000. Once you have satisfied the minimum initial purchase requirement, any additional purchases of our shares in this offering must be in amounts of at least $500 except for additional purchases pursuant to our distribution reinvestment plan. See “Plan of Distribution.”

Q:	Can I invest through my IRA, Keogh or after-tax deferred account?

A:

Yes, subject to the suitability standards. An approved trustee must process and forward to us subscriptions made through IRAs, Keogh plans and 401(k) plans. In the case of investments through IRAs, Keogh plans and 401(k) plans, we will send the confirmation and notice of our acceptance to the trustee. Please be aware that in purchasing shares, custodians or trustees of employee pension benefit plans or IRAs may be subject to the fiduciary duties imposed by the Employee Retirement Income Security Act of 1974, as amended, or ERISA, or other applicable laws and to the prohibited transaction rules prescribed by ERISA and related provisions of the Code. In addition, prior to purchasing shares, the trustee or custodian of an employee pension benefit plan or an IRA should determine that such an investment would be permissible under the governing instruments of such plan or account and applicable law. See “Suitability Standards” for more information.

Q:	How will the payment of fees and expenses affect my invested capital?

A:	The payment of fees and expenses will reduce the funds available to us for investment in portfolio companies and the income generated by the portfolio as well as funds available for distribution to stockholders. The payment of fees and expenses will also reduce the book value of your shares of common stock.

Q:	Will the distributions I receive be taxable?

A:	Cash distributions by us generally are taxable to U.S. stockholders as ordinary income or capital gains. Distributions of our “investment company taxable income” (which is, generally, our net ordinary income plus realized net short-term capital gains in excess of realized net long-term capital losses) will be taxable as ordinary income to U.S. stockholders to the extent of our current or accumulated earnings and profits, whether paid in cash or reinvested in additional common stock. To the extent such distributions paid by us to non-corporate stockholders (including individuals) are attributable to dividends from U.S. corporations and certain qualified foreign corporations, such distributions, or Qualifying Dividends, may be eligible for a maximum tax rate of 15%. In this regard, it is anticipated that distributions paid by us generally will not be attributable to dividends and, therefore, generally will not qualify for the 15% maximum rate applicable to Qualifying Dividends. Distributions of our net capital gains (which is generally our realized net long-term capital gains in excess of realized net short-term capital losses) properly designated by us as “capital gain dividends” will be taxable to a U.S. stockholder as long-term capital gains that are currently taxable at a current maximum rate of 15% in the case of individuals, trusts or estates, regardless of the U.S. stockholder’s holding period for his, her or its common stock and regardless of whether paid in cash or reinvested in additional common stock. Distributions in excess of our earnings and profits first will reduce a U.S. stockholder’s adjusted tax basis in such stockholder’s common stock and, after the adjusted basis is reduced to zero, will constitute capital gains to such U.S. stockholder. We do not expect that special stock distributions that we pay ratably to all investors from time to time, if any, will be taxable.

Q:	When will I get my detailed tax information?

A:	We will send to each of our U.S. stockholders, as promptly as possible after the end of each calendar year, a notice detailing, on a per share and per distribution basis, the amounts includible in such U.S. stockholder’s taxable income for such year as ordinary income and as long-term capital gain.

Q:	Will I be notified on how my investment is doing?

A:	Within 60 days after the end of each fiscal quarter, we will distribute our quarterly report on Form 10-Q to all stockholders of record. In addition, we will distribute our annual report on Form 10-K to all stockholders within 120 days after the end of each fiscal year. These reports will also be available on our website at www.fsinvestmentcorp.com and on the SEC’s website at www.sec.gov. These reports should not be considered a part of or as incorporated by reference in the prospectus, or the registration statement of which the prospectus is a part.

Q:	Will I be able to sell my shares of common stock in a secondary market?

A:	We do not currently intend to list our shares on an exchange and do not expect a public trading market to develop for them in the foreseeable future. Because of the lack of a trading market for our shares, stockholders may not be able to sell their shares promptly or at a desired price. If you are able to sell your shares, you may have to sell them at a discount to the purchase price of your shares.

Q:	Are there any restrictions on the transfer of shares?

A:	No. Shares of our common stock have no preemptive, exchange, conversion or redemption rights and will be freely transferable, except where their transfer is restricted by federal and state securities laws or by contract. However, we do not currently intend to list our shares on an exchange and do not expect a public trading market to develop for them in the foreseeable future. We have instituted a share repurchase program, but we have limited the number of shares that we will offer to repurchase. As a result, your ability to sell your shares will be limited and you may not receive a full return of invested capital upon selling your shares. We will not charge for transfers of our shares except for necessary and reasonable costs actually incurred by us. See “Risk Factors—Risks Related to an Investment in Our Common Stock.”

Q:	Will I otherwise be able to liquidate my investment?

A:	We intend to seek to complete a liquidity event for our stockholders within five to seven years following the completion of our offering stage or at such earlier time as our board of directors may determine, taking into consideration market conditions and other factors; however, the offering period may extend for an indefinite period. Accordingly, you should consider that you may not have access to the money you invest for an indefinite period of time until we complete a liquidity event. We will view our offering stage as complete as of the termination date of our most recent public equity offering, if we have not conducted a public equity offering in any continuous two year period. We may determine not to pursue a liquidity event if we believe that then-current market conditions are not favorable for a liquidity event, and that such conditions will improve in the future. A liquidity event could include (1) the sale of all or substantially all of our assets either on a complete portfolio basis or individually followed by a liquidation, (2) a listing of our shares on a national securities exchange or (3) a merger or another transaction approved by our board of directors in which our stockholders will receive cash or shares of a publicly traded company. While our intention is to seek to complete a liquidity event within five to seven years following the completion of our offering stage or at such earlier time as our board of directors may determine, taking into consideration market conditions and other factors, there can be no assurance that a suitable transaction will be available or that market conditions for a liquidity event will be favorable during that timeframe. As such, there can be no assurance that we will complete a liquidity event at all.

Q:	Who can help answer my questions?

A:	If you have more questions about the offering or if you would like additional copies of this prospectus, you should contact your registered representative or the dealer manager at:

FS2 Capital Partners, LLC

Cira Centre

2929 Arch Street, Suite 675

Philadelphia, PA 19104

(215) 495-1150

Attention: Investor Services

SELECTED FINANCIAL DATA

You should read this selected consolidated financial data in conjunction with our “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and the consolidated financial statements and notes thereto included elsewhere in this prospectus. The selected financial data as of and for the six months ended June 30, 2011 and 2010 has been derived from our unaudited financial statements and the selected financial data as of and for the years ended December 31, 2010, 2009 and 2008 and for the period from December 21, 2007 (Inception) to December 31, 2007 has been derived from our audited financial statements.

Dollar amounts are presented in thousands, except for per share data.

						Period from December 21, 2007 (Inception) to December 31, 2007
	Six Months Ended June 30,		Year Ended December 31,
	2011	2010	2010	2009	2008
	(Unaudited)
Statement of operations data:
Investment income	$42,914	$9,194	$30,670	$4,420	$25	$—
Operating expenses
Total expenses	22,591	4,944	21,278	2,509	605	37
Less: Expense reimbursement from sponsor	—	—	—	(240)	—	—

Net expenses	22,591	4,944	21,278	2,269	605	37

Net investment income (loss)	20,323	4,250	9,392	2,151	(580)	(37)
Realized and unrealized gain/loss	19,819	(3,098)	18,872	9,305	—	—

Net increase (decrease) in net assets resulting from operations	$40,142	$1,152	$28,264	$11,456	$(580)	$(37)

Per share data:
Net investment income (loss)—basic and diluted	$0.33	$0.26	$0.40	$0.48	$(4.72)

Net increase (decrease) in net assets resulting from operations—basic and diluted	$0.65	$0.07	$1.21	$2.57	$(4.72)

Distributions declared	$0.47	$0.38	$0.87	$0.67	$0.18

Balance sheet data:
Total assets	$1,292,914	$389,206	$782,005	$110,068	$1,000

Credit facility payable	$340,000	$140,000	$297,201	$—	$—

Total net assets	$865,329	$194,298	$389,232	$93,197	$999

Other data:
Total return(1)	7.32%	2.31%	13.08%	33.33%	2.40%
Number of portfolio company investments at period end	156	85	144	50	—
Total portfolio investments for the period	$940,712	$305,268	$849,242	$106,098	$—
Investment sales and prepayments for the period	$609,205	$60,319	$240,054	$16,717	$—

(1)	The 2008 total return is based on an initial investment at $7.32 per share. This represents the initial offering price per share, net of commissions and discounts, after taking into account the stock distributions to stockholders described in “Distributions.” The 2009 total return was calculated by taking the net asset value per share as of December 31, 2009, adding the cash distributions per share which were declared during the calendar year and dividing the total by the net asset value per share on December 31, 2008. The 2010 total return was calculated by taking the net asset value per share as of December 31, 2010, adding the cash distributions per share which were declared during the calendar year and dividing the total by the net asset value per share on December 31, 2009. The total return for the six months ended June 30, 2011 and 2010, respectively, were calculated by taking the net asset value per share as of such dates, adding the cash distributions per share which were declared during the period and dividing the total by the net asset value per share on December 31, 2010 and 2009, respectively. The total return does not consider the effect of the sales load from the sale of our common stock.

RISK FACTORS

Investing in our common stock involves a number of significant risks. In addition to the other information contained in this Prospectus, you should consider carefully the following information before making an investment in our common stock. If any of the following events occur, our business, financial condition and results of operations could be materially and adversely affected. In such case, the net asset value of our common stock could decline, and you may lose all or part of your investment.

Risks Relating to Our Business and Structure

We are a relatively new company and have limited operating history.

We were formed on December 21, 2007 and commenced operations on January 2, 2009 after meeting our minimum offering requirement of selling, in aggregate, $2.5 million in common stock to persons not affiliated with us. We are subject to all of the business risks and uncertainties associated with any new business, including the risk that we will not achieve our investment objectives and that the value of our common stock could decline substantially.

Economic activity in the United States was impacted by the global financial crisis of 2008 and has yet to fully recover.

Beginning in the third quarter of 2007, global credit and other financial markets suffered substantial stress, volatility, illiquidity and disruption. These forces reached extraordinary levels in late 2008, resulting in the bankruptcy of, the acquisition of, or government intervention in the affairs of several major domestic and international financial institutions. In particular, the financial services sector was negatively impacted by significant write-offs as the value of the assets held by financial firms declined, impairing their capital positions and abilities to lend and invest. We believe that such value declines were exacerbated by widespread forced liquidations as leveraged holders of financial assets, faced with declining prices, were compelled to sell to meet margin requirements and maintain compliance with applicable capital standards. Such forced liquidations also impaired or eliminated many investors and investment vehicles, leading to a decline in the supply of capital for investment and depressed pricing levels for many assets. These events significantly diminished overall confidence in the debt and equity markets, engendered unprecedented declines in the values of certain assets, and caused extreme economic uncertainty.

Economic activity continues to be somewhat subdued as unemployment rates remain high. Despite this, capital has steadily flowed into the financial markets since the nadir of the credit crisis, as general risk aversion has subsided. As a result, corporate interest rate risk premiums, otherwise known as credit spreads, declined significantly throughout most of 2009 and 2010. However, credit spreads remain above historical averages, particularly in the loan market. The improving economic and market conditions which have driven these declines in credit spreads may reverse themselves if uncertainty returns to the markets. Such a reversal could negatively impact credit spreads as well as our ability to obtain financing, particularly from the debt markets.

Price declines in the large corporate leveraged loan market may adversely affect the fair value of our syndicated loan portfolio, reducing our net asset value through increased net unrealized depreciation.

Prior to the onset of the financial crisis, collateralized loan obligations, or CLOs, a type of leveraged investment vehicle holding corporate loans, hedge funds and other highly leveraged investment vehicles, comprised the majority of the market for purchasing and holding senior secured and second lien secured loans. As the secondary market pricing of the loans underlying these portfolios deteriorated during the fourth quarter of 2008, it is our understanding that many investors, as a result of their generally high degrees of leverage, were forced to raise cash by selling their interests in performing loans in order to satisfy margin requirements or the equivalent of margin requirements imposed by their lenders. This resulted in a forced deleveraging cycle of price declines, compulsory sales, and further price declines, with widespread redemption requests and other constraints resulting from the credit crisis generating further selling pressure. The pervasive forced selling and resultant price declines led to the elimination or significant impairment of many of our leveraged competitors for investment opportunities, especially those having built their investment portfolios prior to the financial crisis.

While prices appreciated measurably during 2009 and 2010, conditions in the large corporate leveraged loan market may deteriorate again, which may cause pricing levels to decline. As a result, we may suffer unrealized depreciation and could incur realized losses in connection with the sale of our syndicated loans, which could have a material adverse impact on our business, financial condition and results of operations.

Our ability to achieve our investment objectives depends on FB Advisor’s and GDFM’s ability to manage and support our investment process. If either FB Advisor or GDFM were to lose any members of their respective senior management teams, our ability to achieve our investment objectives could be significantly harmed.

Since we have no employees, we depend on the investment expertise, skill and network of business contacts of FB Advisor and GDFM. FB Advisor, with the assistance of GDFM, evaluates, negotiates, structures, executes, monitors and services our investments. Our future success will depend to a significant extent on the continued service and coordination of FB Advisor and its senior management team. The departure of any members of FB Advisor’s senior management team could have a material adverse effect on our ability to achieve our investment objectives. Likewise, the departure of any key employees of GDFM may impact its ability to render services to us under the terms of its sub-advisory agreement with FB Advisor.

Our ability to achieve our investment objectives depends on FB Advisor’s ability, with the assistance of GDFM, to identify, analyze, invest in, finance and monitor companies that meet our investment criteria. FB Advisor’s capabilities in structuring the investment process, providing competent, attentive and efficient services to us, and facilitating access to financing on acceptable terms depend on the employment of investment professionals in an adequate number and of adequate sophistication to match the corresponding flow of transactions. To achieve our investment objectives, FB Advisor may need to hire, train, supervise and manage new investment professionals to participate in our investment selection and monitoring process. FB Advisor may not be able to find investment professionals in a timely manner or at all. Failure to support our investment process could have a material adverse effect on our business, financial condition and results of operations. In addition, both the investment advisory and administrative services agreement and the sub-advisory agreement that FB Advisor has entered into with GDFM have termination provisions that allow the parties to terminate the agreements without penalty. The investment advisory and administrative services agreement may be terminated at any time, without penalty, by FB Advisor, upon 120 days notice to us. The sub-advisory agreement may be terminated at any time, without the payment of any penalty, upon 60 days written notice by GDFM or, if our board of directors or the holders of a majority of our outstanding voting securities determine that the sub-advisory agreement with GDFM should be terminated, by FB Advisor. If either agreement is terminated, it may adversely affect the quality of our investment opportunities. In addition, in the event such agreements are terminated, it may be difficult for us to replace FB Advisor or for FB Advisor to replace GDFM. Furthermore, the termination of either of these agreements may adversely impact the terms of our debt financing. See “—Risks Related to Debt Financing.”

Because our business model depends to a significant extent upon relationships with private equity sponsors, investment banks, and commercial banks, the inability of FB Advisor and GDFM to maintain or develop these relationships, or the failure of these relationships to generate investment opportunities, could adversely affect our business.

We expect that FB Advisor and GDFM will depend on their relationships with private equity sponsors, investment banks, and commercial banks, and we will rely to a significant extent upon these relationships to provide us with potential investment opportunities. If FB Advisor or GDFM fail to maintain their existing relationships or develop new relationships with other sponsors or sources of investment opportunities, we may not be able to grow our investment portfolio. In addition, individuals with whom FB Advisor and GDFM have relationships are not obligated to provide us with investment opportunities, and, therefore, there is no assurance that such relationships will generate investment opportunities for us.

We may face increasing competition for investment opportunities, which could delay deployment of our capital, reduce returns and result in losses.

We compete for investments with other BDCs and investment funds (including private equity funds, mezzanine funds and CLO funds), as well as traditional financial services companies such as commercial banks and other sources of funding. Moreover, alternative investment vehicles, such as hedge funds, have begun to invest in areas they have not traditionally invested in, including making investments in small- to mid-sized private U.S. companies. As a result of these new entrants, competition for investment opportunities in small and middle market private U.S. companies may intensify. Many of our competitors are substantially larger and have considerably greater financial, technical and marketing resources than we do. For example, some competitors may have a lower cost of capital and access to funding sources that are not available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments than we have. These characteristics could allow our competitors to consider a wider variety of investments, establish more relationships and offer better pricing and more flexible structuring than we are able to do. We may lose investment opportunities if we do not match our competitors’ pricing, terms and structure. If we are forced to match our competitors’ pricing, terms and structure, we may not be able to achieve acceptable returns on our investments or may bear substantial risk of capital loss. A significant part of our competitive advantage stems from the fact that the market for investments in small and middle market private U.S. companies is underserved by traditional commercial banks and other financial sources. A significant increase in the number and/or the size of our competitors in this target market could force us to accept less attractive investment terms. Furthermore, many of our competitors have greater experience operating under, or are not subject to, the regulatory restrictions that the 1940 Act imposes on us as a business development company.

A significant portion of our investment portfolio will be recorded at fair value as determined in good faith by our board of directors and, as a result, there is and will be uncertainty as to the value of our portfolio investments.

Under the 1940 Act, we are required to carry our portfolio investments at market value or, if there is no readily available market value, at fair value, as determined by our board of directors. However, the majority of our investments are not publicly traded or actively traded on a secondary market but are, instead, traded on a privately negotiated over-the-counter secondary market for institutional investors. As a result, we will value these securities quarterly at fair value as determined in good faith by our board of directors.

Certain factors that may be considered in determining the fair value of our investments include dealer quotes for securities traded on the secondary market for institutional investors, the nature and realizable value of any collateral, the portfolio company’s earnings and its ability to make payments on its indebtedness, the markets in which the portfolio company does business, comparison to comparable publicly-traded companies, discounted cash flow and other relevant factors. Because such valuations, and particularly valuations of private securities and private companies, are inherently uncertain, may fluctuate over short periods of time and may be based on estimates, our determinations of fair value may differ materially from the values that would have been used if a ready market for these securities existed. Due to this uncertainty, our fair value determinations may cause our net asset value on a given date to understate or overstate materially the value that we may ultimately realize upon the sale of one or more of our investments.

There is a risk that investors in our equity securities may not receive distributions or that our distributions will not grow over time.

We cannot assure you that we will achieve investment results that will allow us to make a specified level of cash distributions or year-to-year increases in cash distributions. All distributions will be paid at the discretion of our board of directors and will depend on our earnings, our net investment income, our financial condition, maintenance of our RIC status, compliance with applicable business development company regulations and such other factors as our board of directors may deem relevant from time to time. In addition, due to the asset coverage test applicable to us as a BDC, we may be limited in our ability to make distributions. See “Regulation—Senior Securities.”

Our distribution proceeds have exceeded and in the future may exceed our net investment income, particularly during the period before we have substantially invested the net proceeds from our public offering. Therefore, portions of the distributions that we make may represent a return of capital to you for tax purposes, which will lower your tax basis in your shares and reduce the amount of funds we have available for investment in targeted assets. We may pay distributions from offering proceeds, borrowings or the sale of assets to the extent our cash flow from operations, net investment income or earnings are not sufficient to fund declared distributions.

We intend to declare distributions on either a semi-monthly or monthly basis and pay distributions on either a monthly or quarterly basis. We will pay these distributions to our stockholders out of assets legally available for distribution. We may fund distributions from the uninvested proceeds of this offering and borrowings, and we have not established limits on the amount of funds we may use from net offering proceeds or borrowings to make any such distributions. We have paid and may continue to pay distributions from the sale of assets to the extent distributions exceed our net investment income or cash flows from operations. In the event that we encounter delays in locating suitable investment opportunities, we may pay all or a substantial portion of our distributions from the proceeds of our public offering or from borrowings in anticipation of future cash flow, which may constitute a return of your capital and will lower your tax basis in your shares. Distributions from the proceeds of our public offering or from borrowings also could reduce the amount of capital we ultimately invest in our portfolio companies.

Our board of directors may change our operating policies and strategies without prior notice or stockholder approval, the effects of which may be adverse.

Our board of directors has the authority to modify or waive our current operating policies, investment criteria and strategies without prior notice and without stockholder approval. We cannot predict the effect any changes to our current operating policies, investment criteria and strategies would have on our business, net asset value, operating results and the value of our stock. However, the effects might be adverse, which could negatively impact our ability to pay you distributions and cause you to lose all or part of your investment. Moreover, we will have significant flexibility in investing the net proceeds of this offering and may use the net proceeds from our public offering in ways with which investors may not agree or for purposes other than those contemplated in this prospectus.

If we internalize our management functions, your interest in us could be diluted, and we could incur other significant costs associated with being self-managed.

Our board of directors may decide in the future to internalize our management functions. If we do so, we may elect to negotiate to acquire FB Advisor’s assets and personnel. At this time, we cannot anticipate the form or amount of consideration or other terms relating to any such acquisition. Such consideration could take many forms, including cash payments, promissory notes and shares of our common stock. The payment of such consideration could result in dilution of your interests as a stockholder and could reduce the earnings per share attributable to your investment.

In addition, while we would no longer bear the costs of the various fees and expenses we expect to pay to FB Advisor under the existing investment advisory and administrative services agreement, we would incur the compensation and benefits costs of our officers and other employees and consultants that are now being paid by FB Advisor or its affiliates. In addition, we may issue equity awards to officers, employees and consultants.

These awards would decrease net income and may further dilute your investment. We cannot reasonably estimate the amount of fees we would save or the costs we would incur if we became self-managed. If the expenses we assume as a result of an internalization are higher than the expenses we avoid paying to FB Advisor, our earnings per share would be lower as a result of the internalization than it otherwise would have been, potentially decreasing the amount of funds available to distribute to our stockholders and the value of our shares. As we are currently organized, we do not have any employees. If we elect to internalize our operations, we would employ personnel and would be subject to potential liabilities commonly faced by employers, such as workers disability and compensation claims and other employee-related liabilities and grievances.

If we internalize our management functions, we could have difficulty integrating these functions as a standalone entity. Currently, individuals employed by FB Advisor and its affiliates perform asset management and general and administrative functions, including accounting and financial reporting, for multiple entities. These personnel have a great deal of know-how and experience. We may fail to properly identify the appropriate mix of personnel and capital needs to operate as a stand-alone entity. An inability to manage an internalization transaction effectively could thus result in our incurring excess costs and/or suffering deficiencies in our disclosure controls and procedures or our internal control over financial reporting. Such deficiencies could cause us to incur additional costs, and our management’s attention could be diverted from effectively managing our investments.

Changes in laws or regulations governing our operations may adversely affect our business or cause us to alter our business strategy.

We and our portfolio companies are subject to regulation at the local, state and federal level. New legislation may be enacted or new interpretations, rulings or regulations could be adopted, including those governing the types of investments we are permitted to make, any of which could harm us and our stockholders, potentially with retroactive effect.

Additionally, any changes to the laws and regulations governing our operations relating to permitted investments may cause us to alter our investment strategy to avail ourselves of new or different opportunities. Such changes could result in material differences to our strategies and plans as set forth in this prospectus and may result in our investment focus shifting from the areas of expertise of FB Advisor and GDFM to other types of investments in which FB Advisor and GDFM may have less expertise or little or no experience. Thus, any such changes, if they occur, could have a material adverse effect on our results of operations and the value of your investment.

The impact of recent financial reform legislation on us is uncertain.

In light of current conditions in the U.S. and global financial markets and the U.S. and global economy, legislators, the presidential administration and regulators have increased their focus on the regulation of the financial services industry. The recently enacted Dodd-Frank Wall Street Reform and Consumer Protection Act, or the Dodd-Frank Act, institutes a wide range of reforms that will have an impact on all financial institutions. Many of the requirements called for in the Dodd-Frank Act will be implemented over time, most of which will be subject to implementing regulations over the course of several years. Given the uncertainty associated with the manner in which the provisions of the Dodd-Frank Act will be implemented by the various regulatory agencies and through regulations, the full impact such requirements will have on our business, results of operations or financial condition is unclear. The changes resulting from the Dodd-Frank Act may require us to invest significant management attention and resources to evaluate and make necessary changes in order to comply with new statutory and regulatory requirements. Failure to comply with any such laws, regulations or principles, or changes thereto, may negatively impact our business, results of operations and financial condition. While we cannot predict what effect any changes in the laws or regulations or their interpretations would have on us as a result of the Dodd-Frank Act, these changes could be materially adverse to us and our stockholders.

As a public company, we are subject to regulations not applicable to private companies, such as provisions of the Sarbanes-Oxley Act. Efforts to comply with such regulations will involve significant expenditures, and non-compliance with such regulations may adversely affect us.

We are subject to regulations not applicable to private companies, such as provisions of the Sarbanes-Oxley Act and the related rules and regulations promulgated by the SEC. Our management is required to report on our internal control over financial reporting pursuant to Section 404 of the Sarbanes-Oxley Act and rules and regulations of the SEC thereunder. We are required to review on an annual basis our internal control over financial reporting, and on a quarterly and annual basis to evaluate and disclose changes in our internal control over financial reporting. As a result, we expect to incur significant additional expenses which may negatively impact our financial performance and our ability to make distributions. In the event that we are unable to maintain or achieve compliance with the Sarbanes-Oxley Act and related rules and regulations, we may be adversely affected.

We may experience fluctuations in our quarterly results.

We could experience fluctuations in our quarterly operating results due to a number of factors, including our ability or inability to make investments in companies that meet our investment criteria, the interest rate payable on the debt securities we acquire, the level of our expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which we encounter competition in our markets and general economic conditions. As a result of these factors, results for any previous period should not be relied upon as being indicative of performance in future periods.

Risks Related to FB Advisor and Its Affiliates

FB Advisor has limited experience managing a business development company or a regulated investment company, or RIC.

FB Advisor has limited experience managing a BDC or a RIC and may not be able to successfully operate our business or achieve our investment objectives. As a result, an investment in our shares of common stock may entail more risk than the shares of common stock of a comparable company with a substantial operating history.

The 1940 Act and the Code impose numerous constraints on the operations of business development companies and RICs that do not apply to the other types of investment vehicles previously managed by FB Advisor’s management team. For example, under the 1940 Act, business development companies are required to invest at least 70% of their total assets primarily in securities of qualifying U.S. private or thinly traded companies. Moreover, qualification for RIC tax treatment under Subchapter M of the Code requires satisfaction of source-of-income, diversification and other requirements. The failure to comply with these provisions in a timely manner could prevent us from qualifying as a business development company or RIC or could force us to pay unexpected taxes and penalties, which could be material. FB Advisor’s limited experience in managing a portfolio of assets under such constraints may hinder its ability to take advantage of attractive investment opportunities and, as a result, achieve our investment objectives.

FB Advisor and its affiliates, including our officers and some of our directors, face conflicts of interest caused by compensation arrangements with us and our affiliates, which could result in actions that are not in the best interests of our stockholders.

FB Advisor and its affiliates receive substantial fees from us in return for their services, and these fees could influence the advice provided to us. Among other matters, the compensation arrangements could affect their judgment with respect to public offerings of equity by us, which allow the dealer manager to earn additional dealer manager fees and FB Advisor to earn increased asset management fees. In addition, the decision to utilize leverage has increased our assets and, as a result, has increased the amount of management fees payable to FB Advisor.

We may be obligated to pay FB Advisor incentive compensation even if we incur a net loss due to a decline in the value of our portfolio.

Our investment advisory and administrative services agreement entitles FB Advisor to receive incentive compensation on income regardless of any capital losses. In such case, we may be required to pay FB Advisor incentive compensation for a fiscal quarter even if there is a decline in the value of our portfolio or if we incur a net loss for that quarter.

Any incentive fee payable by us that relates to our net investment income may be computed and paid on income that may include interest that has been accrued but not yet received. If a portfolio company defaults on a loan that is structured to provide accrued interest, it is possible that accrued interest previously included in the calculation of the incentive fee will become uncollectible. FB Advisor is not under any obligation to reimburse us for any part of the incentive fee it received that was based on accrued income that we never received as a result of a default by an entity on the obligation that resulted in the accrual of such income, and such circumstances would result in our paying an incentive fee on income we never received.

For federal income tax purposes, we may be required to recognize taxable income (such as deferred interest that is accrued as original issue discount) in circumstances in which we do not receive a corresponding payment in cash and to make distributions with respect to such income to maintain our status as a RIC even though we will not have received any corresponding cash amount. Under such circumstances, we may have difficulty meeting the annual distribution requirement necessary to obtain and maintain RIC tax treatment under the Code. This difficulty in making the required distribution may be amplified to the extent that we are required to pay an incentive fee with respect to such accrued income for which we have not received a corresponding cash payment. As a result, we may have to sell some of our investments at times and/or at prices we would not consider advantageous, raise additional debt or equity capital or forgo new investment opportunities for this purpose. If we are not able to obtain cash from other sources, we may fail to qualify for RIC tax treatment and thus become subject to corporate-level income tax. For additional discussion regarding the tax implications of a RIC, see “—Federal Income Tax Risks—We will be subject to corporate-level income tax if we are unable to maintain our qualification as a RIC under Subchapter M of the Code or to satisfy RIC distribution requirements.”

The time and resources that individuals employed by FB Advisor and GDFM devote to us may be diverted and we may face additional competition due to the fact that individuals employed by FB Advisor and GDFM are not prohibited from raising money for or managing another entity that makes the same types of investments that we target.

Neither FB Advisor nor GSO is prohibited from raising money for and managing another investment entity that makes the same types of investments as those we target. As a result, the time and resources that these individuals may devote to us may be diverted. In addition, we may compete with any such investment entity for the same investors and investment opportunities. If we are able to obtain exemptive relief from the SEC, we also intend to co-invest with any such investment entity to the extent permitted by the 1940 Act, or the rules and regulations thereunder. There is no assurance that we will obtain such relief. In the event the SEC does not grant us relief, we could be limited in our ability to invest in certain portfolio companies in which GDFM or any of its affiliates are investing or are invested. Even if we are able to receive exemptive relief, we will be unable to participate in certain transactions originated by GSO or its affiliates prior to receipt of such relief. Affiliates of GDFM, whose primary business include the origination of investments, engage in investment advisory business with accounts that compete with us. Affiliates of GDFM have no obligation to make their originated investment opportunities available to GDFM or to us.

Our incentive fee may induce FB Advisor to make, and GDFM to recommend, speculative investments.

The incentive fee payable by us to FB Advisor may create an incentive for it to make investments on our behalf that are risky or more speculative than would be the case in the absence of such compensation arrangement. The way in which the incentive fee payable to FB Advisor is determined may encourage it to use leverage to increase the return on our investments. In addition, the fact that our base management fee is payable based upon our gross assets, which would include any borrowings for investment purposes, may encourage FB Advisor to use leverage to make additional investments. Under certain circumstances, the use of leverage may increase the likelihood of default, which would disfavor holders of our common stock. Such a practice could result in our investing in more speculative securities than would otherwise be in our best interests, which could result in higher investment losses, particularly during cyclical economic downturns. In addition, since GDFM will receive a portion of the advisory fees paid to FB Advisor, GDFM may have an incentive to recommend investments that are riskier or more speculative.

Risks Related to Business Development Companies

The requirement that we invest a sufficient portion of our assets in qualifying assets could preclude us from investing in accordance with our current business strategy; conversely, the failure to invest a sufficient portion of our assets in qualifying assets could result in our failure to maintain our status as a business development company.

As a BDC, we may not acquire any assets other than “qualifying assets” unless, at the time of and after giving effect to such acquisition, at least 70% of our total assets are qualifying assets. See “Regulation.” Therefore, we may be precluded from investing in what we believe are attractive investments if such investments are not qualifying assets. Conversely, if we fail to invest a sufficient portion of our assets in qualifying assets, we could lose our status as a BDC, which would have a material adverse effect on our business, financial condition and result of operations. Similarly, these rules could prevent us from making additional investments in existing portfolio companies, which could result in the dilution of our position, or could require us to dispose of investments at an inopportune time to comply with the 1940 Act. If we were forced to sell non-qualifying investments in the portfolio for compliance purposes, the proceeds from such sale could be significantly less than the current value of such investments.

Failure to maintain our status as a business development company would reduce our operating flexibility.

If we do not remain a BDC, we might be regulated as a closed-end investment company under the 1940 Act, which would subject us to substantially more regulatory restrictions under the 1940 Act and correspondingly decrease our operating flexibility.

Regulations governing our operation as a business development company and RIC will affect our ability to raise, and the way in which we raise additional capital or borrow for investment purposes, which may have a negative effect on our growth.

As a result of the annual distribution requirement to qualify as a RIC, we may need to periodically access the capital markets to raise cash to fund new investments. We may issue “senior securities,” including borrowing money from banks or other financial institutions only in amounts such that our asset coverage, as defined in the 1940 Act, equals at least 200% after such incurrence or issuance. Our ability to issue different types of securities is also limited. Compliance with these requirements may unfavorably limit our investment opportunities and reduce our ability in comparison to other companies to profit from favorable spreads between the rates at which we can borrow and the rates at which we can lend. As a BDC, therefore, we intend to issue equity continuously at a rate more frequent than our privately owned competitors, which may lead to greater stockholder dilution.

We expect to borrow for investment purposes. If the value of our assets declines, we may be unable to satisfy the asset coverage test, which would prohibit us from paying distributions and could prevent us from qualifying as a RIC. If we cannot satisfy the asset coverage test, we may be required to sell a portion of our investments and, depending on the nature of our debt financing, repay a portion of our indebtedness at a time when such sales may be disadvantageous.

Under the 1940 Act, we generally are prohibited from issuing or selling our common stock at a price below net asset value per share, which may be a disadvantage as compared with other public companies. We may, however, sell our common stock, or warrants, options or rights to acquire our common stock, at a price below the current net asset value of the common stock if (1) our board of directors and independent directors determine that such sale is in our best interests and the best interests of our stockholders and (2) our stockholders, as well as those stockholders that are not affiliated with us, approve such sale. In any such case, the price at which our securities are to be issued and sold may not be less than a price that, in the determination of our board of directors, closely approximates the fair value of such securities.

Our ability to enter into transactions with our affiliates will be restricted.

We are prohibited under the 1940 Act from participating in certain transactions with certain of our affiliates without the prior approval of a majority of the independent members of our board of directors and, in some cases, the SEC. Any person that owns, directly or indirectly, 5% or more of our outstanding voting securities is our affiliate for purposes of the 1940 Act, and we will generally be prohibited from buying or selling any securities from or to such affiliate, absent the prior approval of our board of directors. The 1940 Act also prohibits certain “joint” transactions with certain of our affiliates, which could include investments in the same portfolio company (whether at the same or different times), without prior approval of our board of directors and, in some cases, the SEC. If a person acquires more than 25% of our voting securities, we will be prohibited from buying or selling any security from or to such person or certain of that person’s affiliates, or entering into prohibited joint transactions with such persons, absent the prior approval of the SEC. Similar restrictions limit our ability to transact business with our officers or directors or their affiliates. As a result of these restrictions, we may be prohibited from buying or selling any security from or to any portfolio company of a private equity fund managed by FB Advisor without the prior approval of the SEC, which may limit the scope of investment opportunities that would otherwise be available to us.

We are uncertain of our sources for funding our future capital needs; if we cannot obtain debt or equity financing on acceptable terms, our ability to acquire investments and to expand our operations will be adversely affected.

The net proceeds from the sale of shares will be used for our investment opportunities, operating expenses and for payment of various fees and expenses such as base management fees, incentive fees and other fees. Any working capital reserves we maintain may not be sufficient for investment purposes, and we may require debt or equity financing to operate. Accordingly, in the event that we develop a need for additional capital in the future for investments or for any other reason, these sources of funding may not be available to us. Consequently, if we cannot obtain debt or equity financing on acceptable terms, our ability to acquire investments and to expand our operations will be adversely affected. As a result, we would be less able to achieve portfolio diversification and our investment objectives, which may negatively impact our results of operations and reduce our ability to make distributions to our stockholders.

Risks Related to Our Investments

Our investments in prospective portfolio companies may be risky, and we could lose all or part of our investment.

We invest primarily in senior secured term loans, second lien secured loans and, to a lesser extent, subordinated debt and selected equity investments issued by private U.S. companies, including small and middle market companies.

Senior Secured Loans and Second Lien Secured Loans. When we invest in senior secured term loans and second lien secured loans, we will generally take a security interest in the available assets of these portfolio companies, including the equity interests of their subsidiaries. We expect such security interests to help mitigate the risk that we will not be repaid. However, there is a risk that the collateral securing our loans may decrease in value over time or lose its entire value, may be difficult to sell in a timely manner, may be difficult to appraise and may fluctuate in value based upon the success of the business and market conditions, including as a result of the inability of the portfolio company to raise additional capital. Also, in some circumstances, our security interest is contractually or structurally subordinated to claims of other creditors. In addition, deterioration in a portfolio company’s financial condition and prospects, including its inability to raise additional capital, may be accompanied by deterioration in the value of the collateral for the loan. Consequently, the fact that a loan is secured does not guarantee that we will receive principal and interest payments according to the loan’s terms, or at all, or that we will be able to collect on the loan should we be forced to enforce our remedies.

Subordinated Debt. Our subordinated debt investments will generally rank junior in priority of payment to senior loans and will generally be unsecured. This may result in a heightened level of risk and volatility or a loss of principal, which could lead to the loss of the entire investment. These investments may involve additional risks that could adversely affect our investment returns. To the extent interest payments associated with such debt are deferred, such debt may be subject to greater fluctuations in valuations, and such debt could subject us and our stockholders to non-cash income. Since we will not receive any principal repayments prior to the maturity of some of our subordinated debt investments, such investments will be of greater risk than amortizing loans.

Equity Investments. We expect to make selected equity investments. In addition, when we invest in senior secured and second lien secured loans or subordinated debt, we may acquire warrants to purchase equity securities. Our goal is ultimately to dispose of these equity interests and realize gains upon our disposition of such interests. However, the equity interests we receive may not appreciate in value and, in fact, may decline in value. Accordingly, we may not be able to realize gains from our equity interests, and any gains that we do realize on the disposition of any equity interests may not be sufficient to offset any other losses we experience.

In addition, investing in small and middle market companies involves a number of significant risks, including that they:

•

may have limited financial resources and may be unable to meet their obligations under their debt securities that we hold, which may be accompanied by a deterioration in the value of any collateral and a reduction in the likelihood of us realizing any guarantees we may have obtained in connection with our investment;

•

have shorter operating histories, narrower product lines and smaller market shares than larger businesses, which tends to render them more vulnerable to competitors’ actions and changing market conditions, as well as general economic downturns;

•

are more likely to depend on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on our portfolio company and, in turn, on us;

•

generally have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position. In addition, our executive officers, directors and members of FB Advisor may, in the ordinary course of business, be named as defendants in litigation arising from our investments in the portfolio companies; and

•	may have difficulty accessing the capital markets to meet future capital needs, which may limit their ability to grow or to repay their outstanding indebtedness upon maturity.

Our portfolio companies may incur debt that ranks equally with, or senior to, our investments in such companies.

We invest primarily in first lien, second lien and, to a lesser extent, subordinated debt issued by private U.S. companies, including small and middle market private U.S. companies. Our portfolio companies may have, or may be permitted to incur, other debt that ranks equally with, or senior to, the debt in which we invest. By their terms, such debt instruments may entitle the holders to receive payment of interest or principal on or before the dates on which we are entitled to receive payments with respect to the debt instruments in which we invest. Also, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a portfolio company, holders of debt instruments ranking senior to our investment in that portfolio company would typically be entitled to receive payment in full before we receive any distribution. After repaying such senior creditors, such portfolio company may not have any remaining assets to use for repaying its obligation to us. In the case of debt ranking equally with debt instruments in which we invest, we would have to share on an equal basis any distributions with other creditors holding such debt in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant portfolio company.

There may be circumstances where our debt investments could be subordinated to claims of other creditors or we could be subject to lender liability claims.

If one of our portfolio companies were to go bankrupt, depending on the facts and circumstances, including the extent to which we actually provided managerial assistance to that portfolio company, a bankruptcy court might recharacterize our debt investment and subordinate all or a portion of our claim to that of other creditors. In situations where a bankruptcy carries a high degree of political significance, our legal rights may be subordinated to other creditors. We may also be subject to lender liability claims for actions taken by us with respect to a borrower’s business or instances where we exercise control over the borrower.

We generally will not control our portfolio companies.

We do not expect to control most of our portfolio companies, even though we may have board representation or board observation rights, and our debt agreements with such portfolio companies may contain certain restrictive covenants. As a result, we are subject to the risk that a portfolio company in which we invest may make business decisions with which we disagree and the management of such company, as representatives of the holders of their common equity, may take risks or otherwise act in ways that do not serve our interests as debt investors. Due to the lack of liquidity for our investments in non-traded companies, we may not be able to dispose of our interests in our portfolio companies as readily as we would like or at an appropriate valuation. As a result, a portfolio company may make decisions that could decrease the value of our portfolio holdings.

We will be exposed to risks associated with changes in interest rates.

We are subject to financial market risks, including changes in interest rates. While the majority of our investments are floating-rate debt instruments, to the extent that we invest in fixed-rate securities or loans, general interest rate fluctuations may have a substantial negative impact on our investments and investment opportunities and, accordingly, have a material adverse effect on our investment objectives and our rate of return on invested capital. In addition, an increase in interest rates would make it more expensive to use debt for our financing needs, if any.

We may enter into total return swap agreements or other derivative transactions which expose us to certain risks, including market risk, liquidity risk and other risks similar to those associated with the use of leverage.

Our wholly-owned financing subsidiary, Arch Street Funding LLC, or Arch Street, has entered into a TRS for a portfolio of senior secured floating rate loans with Citibank, N.A., or Citibank. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Financial Condition, Liquidity and Capital Resources” for a more detailed discussion of the terms of the TRS between Arch Street and Citibank.

A TRS is a contract in which one party agrees to make periodic payments to another party based on the change in the market value of the assets underlying the TRS, which may include a specified security, basket of securities or securities indices during the specified period, in return for periodic payments based on a fixed or variable interest rate. A TRS is typically used to obtain exposure to a security or market without owning or taking physical custody of such security or investing directly in such market. A TRS effectively adds leverage to our portfolio because, in addition to our total net assets, we are subject to investment exposure on the amount of securities subject to the TRS.

The TRS is subject to market risk, liquidity risk and risk of imperfect correlation between the value of the TRS and the loans underlying the TRS. In addition, we may incur certain costs in connection with the TRS that could in the aggregate be significant.

A TRS is also subject to the risk that a counterparty will default on its payment obligations thereunder or that we will not be able to meet our obligations to the counterparty. In the case of the TRS with Citibank, Arch Street is required to post cash collateral amounts to secure its obligations to Citibank under the TRS. Citibank, however, is not required to collateralize any of its obligations to Arch Street under the TRS. Arch Street bears the risk of depreciation with respect to the value of the loans underlying the TRS and is required under the terms of the TRS to post additional collateral on a dollar-for-dollar basis in the event the value of the loans underlying the TRS depreciate more than the amount of any cash collateral previously posted by Arch Street. Arch Street’s maximum liability under the TRS is the amount of any decline in the aggregate value of the loans subject to the TRS, less the amount of the cash collateral previously posted by Arch Street. Therefore, the absolute risk of loss with respect to the TRS is the notional amount of the TRS.

In addition to customary events of default and termination events, the agreements governing the TRS with Citibank contain the following termination events: (a) a failure to satisfy the portfolio criteria for at least 30 days; (b) a failure to post initial cash collateral or additional collateral as required by the agreements; (c) a default by Arch Street or us with respect to indebtedness in an amount equal to or greater than the lesser of $10.0 million and 2% of our net asset value at such time; (d) a merger of Arch Street or us meeting certain criteria; (e) either us or Arch Street amending its constituent documents to alter our investment strategy in a manner that has or could reasonably be expected to have a material adverse effect; and (f) our ceasing to be the investment manager of Arch Street or having authority to enter into transactions under the TRS on behalf of Arch Street, and not being replaced by an entity reasonably acceptable to Citibank.

In addition to the rights of Citibank to terminate the TRS following an event of default or termination event as described above, Citibank may terminate the TRS on or after the second anniversary of the effectiveness of the TRS. Arch Street may terminate the TRS at any time upon providing no more than 30 days, and no less than 10 days, prior notice to Citibank. Any termination prior to the second anniversary of the effectiveness of the TRS will result in payment of an early termination fee to Citibank. In the event of an early termination of the TRS, Arch Street would be required to pay an early termination fee based on the maximum notional amount of the TRS. Under the terms of the TRS, the early termination fee will equal the present value of a stream of monthly payments which would be owed by Arch Street to Citibank for the period from the termination date through and including the earlier of (i) the one year anniversary of the termination date and (ii) March 18, 2013. Such monthly payments will equal the product of (x) 90%, multiplied by (y) the aggregate notional amount of the TRS ($300 million), multiplied by (z) 1.25% per annum. If the TRS had been terminated as of September 30, 2011, Arch Street would have been required to pay an early termination fee of approximately $3.4 million.

Upon any termination of the TRS, Arch Street will be required to pay Citibank the amount of any decline in the aggregate value of the loans subject to the TRS or, alternatively, will be entitled to receive the amount of any appreciation in the aggregate value of such loans. In the event that Citibank chooses to exercise its termination rights, it is possible that Arch Street will owe more to Citibank or, alternatively, will be entitled to receive less from Citibank than it would have if Arch Street controlled the timing of such termination due to the existence of adverse market conditions at the time of such termination.

In addition, because a TRS is a form of synthetic leverage, such arrangements are subject to risks similar to those associated with the use of leverage. See “—Risks Relating to Debt Financing” below.

Second priority liens on collateral securing loans that we will make to our portfolio companies may be subject to control by senior creditors with first priority liens. If there is a default, the value of the collateral may not be sufficient to repay in full both the first priority creditors and us.

Certain loans that we make to portfolio companies may be secured on a second priority basis by the same collateral securing first priority debt of such companies. The first priority liens on the collateral will secure the portfolio company’s obligations under any outstanding senior debt and may secure certain other future debt that may be permitted to be incurred by the company under the agreements governing the loans. The holders of obligations secured by the first priority liens on the collateral will generally control the liquidation of and be entitled to receive proceeds from any realization of the collateral to repay their obligations in full before us. In addition, the value of the collateral in the event of liquidation will depend on market and economic conditions, the availability of buyers and other factors. There can be no assurance that the proceeds, if any, from the sale or sales of all of the collateral would be sufficient to satisfy the loan obligations secured by the second priority liens after payment in full of all obligations secured by the first priority liens on the collateral. If such proceeds are not sufficient to repay amounts outstanding under the loan obligations secured by the second priority liens, then we, to the extent not repaid from the proceeds of the sale of the collateral, will only have an unsecured claim against the company’s remaining assets, if any.

The rights we may have with respect to the collateral securing the loans we make to our portfolio companies with senior debt outstanding may also be limited pursuant to the terms of one or more intercreditor agreements that we enter into with the holders of senior debt. Under such an intercreditor agreement, at any time that obligations that have the benefit of the first priority liens are outstanding, any of the following actions that may be taken in respect of the collateral will be at the direction of the holders of the obligations secured by the first priority liens: the ability to cause the commencement of enforcement proceedings against the collateral; the ability to control the conduct of such proceedings; the approval of amendments to collateral documents; releases of liens on the collateral; and waivers of past defaults under collateral documents. We may not have the ability to control or direct such actions, even if our rights are adversely affected.

A covenant breach by our portfolio companies may harm our operating results.

A portfolio company’s failure to satisfy financial or operating covenants imposed by us or other lenders could lead to defaults and, potentially, termination of its loans and foreclosure on its secured assets, which could trigger cross-defaults under other agreements and jeopardize a portfolio company’s ability to meet its obligations under the debt or equity securities that we hold. We may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms, which may include the waiver of certain financial covenants, with a defaulting portfolio company.

We may not realize gains from our equity investments.

Certain investments that we may make could include warrants or other equity securities. In addition, we may make direct equity investments in companies. Our goal is ultimately to realize gains upon our disposition of such equity interests. However, the equity interests we receive may not appreciate in value and, in fact, may decline in value. Accordingly, we may not be able to realize gains from our equity interests, and any gains that we do realize on the disposition of any equity interests may not be sufficient to offset any other losses we experience. We also may be unable to realize any value if a portfolio company does not have a liquidity event, such as a sale of the business, recapitalization or public offering, which would allow us to sell the underlying equity interests. We intend to seek puts or similar rights to give us the right to sell our equity securities back to the portfolio company issuer. We may be unable to exercise these put rights for the consideration provided in our investment documents if the issuer is in financial distress.

An investment strategy focused primarily on privately held companies presents certain challenges, including the lack of available information about these companies.

Our investments are primarily in privately held companies. Investments in private companies pose certain incremental risks as compared to investments in public companies. First, private companies have reduced access to the capital markets, resulting in diminished capital resources and the ability to withstand financial distress. Second, the investments themselves tend to be less liquid. As such, we may have difficulty exiting an investment promptly or at a desired price prior to maturity or outside of a normal amortization schedule. As a result, the relative lack of liquidity and the potential diminished capital resources of our target portfolio companies may affect our investment returns. Finally, little public information generally exists about private companies. Further, these companies may not have third-party debt ratings or audited financial statements. We must therefore rely on the ability of FB Advisor and/or GDFM to obtain adequate information through due diligence to evaluate the creditworthiness and potential returns from investing in these companies. These companies and their financial information will generally not be subject to the Sarbanes-Oxley Act and other rules and regulations that govern public companies. If we are unable to uncover all material information about these companies, we may not make a fully informed investment decision, and we may lose money on our investments.

A lack of liquidity in certain of our investments may adversely affect our business.

We invest in certain companies whose securities are not publicly traded or actively traded on the secondary market and are, instead, traded on a privately negotiated over-the-counter secondary market for institutional investors and whose securities are subject to legal and other restrictions on resale or are otherwise less liquid than publicly traded securities. The illiquidity of certain of our investments may make it difficult for us to sell these investments when desired. In addition, if we are required to liquidate all or a portion of our portfolio quickly, we may realize significantly less than the value at which we had previously recorded these investments. The reduced liquidity of our investments may make it difficult for us to dispose of them at a favorable price, and, as a result, we may suffer losses.

We may not have the funds or ability to make additional investments in our portfolio companies.

We may not have the funds or ability to make additional investments in our portfolio companies. After our initial investment in a portfolio company, we may be called upon from time to time to provide additional funds to such company or have the opportunity to increase our investment through the exercise of a warrant to purchase common stock. There is no assurance that we will make, or will have sufficient funds to make, follow-on investments. Any decisions not to make a follow-on investment or any inability on our part to make such an investment may have a negative impact on a portfolio company in need of such an investment, may result in a missed opportunity for us to increase our participation in a successful operation or may reduce the expected return on the investment.

Risks Relating to Debt Financing

The agreements governing Broad Street’s revolving credit facility contain various covenants which, if not complied with, could accelerate repayment under the credit facility, thereby materially and adversely affecting our liquidity, financial condition, results of operations and our ability to pay distributions to our stockholders.

Our wholly-owned financing subsidiary, Broad Street Funding LLC, or Broad Street, has entered into a revolving credit facility with Deutsche Bank, or the credit facility. The agreements governing the credit facility contain default provisions such as (a) the failure to make principal payments when due or interest payments within three business days of when due; (b) borrowings under the credit facility exceeding the applicable advance rates; (c) the purchase by Broad Street of certain ineligible assets; (d) the insolvency or bankruptcy of us or Broad Street; (e) our ceasing to act as investment manager of Broad Street’s assets; (f) the decline of our net asset value below $50.0 million; and (g) fraud or other illicit acts by us, FB Advisor or GDFM in our or its investment advisory capacities. An event of default under the credit facility would result, among other things, in the termination of the availability of further funds under the credit facility and an accelerated maturity date for all amounts outstanding under the credit facility. This could disrupt our business, reduce our revenues and, by delaying any dividends allowed to us under the credit facility until the lender has been paid in full, reduce our liquidity and cash flow and impair our ability to grow our business, make distribution payments to our stockholders and maintain our status as a RIC.

The agreements governing the credit facility also require Broad Street to comply with certain operational covenants. These covenants require Broad Street to, among other things, maintain eligible assets with an aggregate value equal to or exceeding a specified multiple of the borrowings under the credit facility. The occurrence of certain “Super-Collateralization Events” results in an increase of the minimum aggregate value of eligible assets that Broad Street is required to maintain. Super-Collateralization Events include, without limitation, (i) certain key employees ceasing to be directors, principals, officers or investment managers of GDFM; (ii) the bankruptcy or insolvency of GDFM or FB Advisor; (iii) GDFM ceasing to act as our sub-adviser or FB Advisor ceasing to act as our investment adviser; (iv) our ceasing to act as Broad Street’s investment manager, becoming bankrupt or insolvent, defaulting in certain material agreements or failing to maintain a net asset value at least equal to $50.0 million; and (v) us, GDFM or FB Advisor committing fraud or other illicit acts in our or their investment advisory capacities. A decline in the value of assets owned by Broad Street or the occurrence of a Super-Collateralization Event under the credit facility could result in us being required to contribute additional assets to Broad Street, which would likely disrupt our business and impact our ability to meet our investment objectives and pay distributions to our stockholders.

The failure to meet collateral requirements under the credit facility or the occurrence of any other event of default which results in the termination of the credit facility may force Broad Street or us to liquidate positions at a time and/or at a price which is disadvantageous to us and could result in losses. In addition, upon the occurrence of an event of default under the credit facility, Deutsche Bank would have the right to the assets pledged as collateral supporting the amounts outstanding under the credit facility and could sell such assets in order to satisfy amounts due under the credit facility.

Each borrowing under the credit facility is subject to the satisfaction of certain conditions. We cannot assure you that Broad Street will be able to borrow funds under the credit facility at any particular time or at all. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Financial Condition, Liquidity and Capital Resources” for a more detailed discussion of the terms of the credit facility.

We are subject to risks associated with our debt securitization facility.

On July 21, 2011, we entered into a debt financing arrangement with JPM through two wholly-owned subsidiaries, pursuant to which up to $300 million will be made available to us to fund investments in new securities and for other general corporate purposes. The financing transaction with JPM is structured as a debt securitization. We use the term “debt securitization” in this prospectus to describe a form of secured borrowing under which an operating company, sometimes referred to as an originator, acquires or originates loans or other assets that earn income, whether on a one-time or recurring basis (collectively referred to herein as income producing assets), and borrows money on a non-recourse basis against a legally separate pool of income producing assets. In a typical debt securitization, the originator transfers the income producing assets to a special-purpose, bankruptcy-remote subsidiary, also referred to as a special purpose entity, which is established solely for the purpose of holding income producing assets and issuing debt secured by these income producing assets. The special purpose entity completes the borrowing through the issuance of notes secured by the income producing assets.

Pursuant to the financing transaction, loans in our portfolio having an aggregate market value of up to $600 million may be sold by us from time to time to Locust Street Funding LLC, or Locust Street, a newly-formed, special purpose entity and subsidiary of ours, pursuant to an asset transfer agreement we entered into with Locust Street on July 21, 2011, or the Asset Transfer Agreement. The loans purchased by Locust Street will secure the obligations of Locust Street under Class A Floating Rate Notes, or the Class A Notes, to be issued by Locust Street from time to time to Race Street Funding LLC, or Race Street, another newly-formed, special purpose entity and subsidiary of ours, pursuant to an indenture dated as of July 21, 2011 with Citibank, N.A., as trustee, or the Indenture. The Class A Notes may be issued in an aggregate principal amount of up to $420 million and mature on July 15, 2021. Race Street will purchase the issued Class A Notes from time to time at a purchase price equal to their par value.

Race Street, in turn, has entered into a repurchase transaction with JPM, pursuant to the terms of a master repurchase agreement and the related annex and confirmation to such agreement, each dated as of July 21, 2011, or collectively, the JPM Facility. Pursuant to the JPM Facility, JPM has agreed to purchase from time to time Class A Notes held by Race Street for an aggregate purchase price equal to approximately 71% of the principal amount of Class A Notes purchased. Subject to certain conditions, the maximum principal amount of Class A Notes that may be purchased under the JPM Facility is $420 million. Accordingly, the maximum amount payable at any time to Race Street under the JPM Facility will not exceed $300 million.

See “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Financial Condition, Liquidity and Capital Resources” for a more detailed discussion of the terms of this debt securitization facility.

As a result of this debt securitization facility, we are subject to certain risks, including those set forth below.

Our equity investment in Locust Street is subordinated to the debt obligations of Locust Street.

Under the Asset Transfer Agreement, we sold loans to Locust Street for a purchase price of approximately $365.4 million, all of which consisted of equity interests in Locust Street that Locust Street issued to us. Any dividends or other payments in respect of our equity interest in Locust Street is subordinated in priority of payment to the Class A Notes. In addition, Locust Street is subject to certain payment restrictions in respect of its equity interests set forth in the Indenture.

We will receive cash distributions based on our investment in Locust Street only if Locust Street has made all required cash interest payments on the Class A Notes. We cannot assure you that distributions on the assets held by Locust Street will be sufficient to make any distributions to us or that the yield on our investment in Locust Street will meet our expectations.

Our equity investment in Locust Street is unsecured and ranks behind all of the creditors, known or unknown, of Locust Street, including the holders of the Class A Notes. Consequently, if the value of Locust Street’s portfolio of loan investments decreases as a result of conditions in the credit markets, defaulted loans, capital gains and losses on the underlying assets or prepayment or changes in interest rates generally, the value of our equity investment in Locust Street could be reduced. Accordingly, our investment in Locust Street may not produce a profit and may be subject to a loss in an amount up to the entire amount of such equity investment.

In addition, if the value of Locust Street’s portfolio of loan investments decreases and Locust Street is unable to make any required payments to Race Street pursuant to the terms of the Class A Notes, Race Street may, in turn, be unable to make any required payments to JPM on the Class A Notes purchased by JPM pursuant to the terms of the JPM Facility. In such event, we may be required to loan or otherwise provide additional funds to Race Street to cover Race Street’s payment obligations to JPM, or otherwise be subject to a loss in an amount up to the entire amount of our equity investment in Race Street.

Our equity investment in Locust Street has a high degree of leverage.

The maximum aggregate principal amount of the Class A Notes that may be issued is $420 million and loans in our portfolio having an aggregate market value of up to $600 million may be sold by us from time to time to Locust Street. The market value of our equity investment in Locust Street may be significantly affected by a variety of factors, including changes in the market value of the investments held by Locust Street, changes in distributions on the investments held by Locust Street, defaults and recoveries on those investments, capital gains and losses on those investments, prepayments on those investments and other risks associated with those investments. Our investment in Locust Street may not produce a profit and may be subject to a loss in an amount up to the entire amount of such equity investment. The leveraged nature of our equity investment may magnify the adverse impact of any loss on our equity investment.

The interests of JPM, as the holder of the Class A Notes, may not be aligned with our interests, and we will not have control over remedies in respect of the Class A Notes.

The Class A Notes rank senior in right of payment to any equity securities issued by Locust Street. As a result, there are circumstances in which the interests of JPM, as the holder of the Class A Notes, may not be aligned with our interests. For example, under the terms of the Class A Notes, JPM has the right to receive payments of principal and interest prior to Locust Street making any distributions or dividends to holders of its equity securities.

For as long as the Class A Notes remain outstanding, JPM has the right to act in certain circumstances with respect to the portfolio of loans that secure the obligations of Locust Street under the Class A Notes in ways that may benefit their interests but not ours, including by exercising remedies or directing the Indenture trustee to declare events of default under or accelerate the Class A Notes in accordance with the terms of the Indenture. JPM has no obligation to consider any possible adverse effect that actions taken may have on our equity interests. For example, upon the occurrence of an event of default with respect to the Class A Notes, the trustee, which is currently Citibank, may declare the outstanding principal amount of all of the Class A Notes, together with any accrued interest thereon, to be immediately due and payable. This would have the effect of accelerating the outstanding principal amount of the Class A Notes and triggering a repayment obligation on the part of Locust Street. Locust Street may not have proceeds sufficient to make required payments on the Class A Notes and make any distributions to us. Any failure of Locust Street to make distributions on the equity interests we hold could have a material adverse effect on our business, financial condition, results of operations and cash flows, and may result in our inability to make distributions to our stockholders in amounts sufficient to maintain our qualification as a RIC, or at all.

Locust Street may fail to meet certain asset coverage tests, which would have an adverse effect on the timing of payments to us.

Under the Indenture, there are two coverage tests applicable to the collateral securing the Class A Notes. The first such test compares the amount of interest received on the portfolio of loans held by Locust Street to the amount of interest payable in respect of the Class A Notes. To meet this test, the aggregate amount of interest received on the portfolio of loans held by Locust Street must equal at least 150% of the interest payable in respect of the Class A Notes. The second test compares the aggregate principal amount of the portfolio of loans held by Locust Street to the aggregate outstanding principal amount of the Class A Notes. To meet this test, the aggregate principal amount of the portfolio of loans held by Locust Street must equal at least 135% of the aggregate outstanding principal amount of the Class A Notes. If the coverage tests are not satisfied on any date on which compliance is measured, Locust Street is required to apply available amounts to the repayment of the outstanding principal of the Class A Notes to satisfy the applicable coverage tests.

In addition, if at any time during the term of the JPM Facility the market value of the underlying loans held by Locust Street securing the Class A Notes declines by an amount greater than 27% of their initial aggregate purchase price, or the Margin Threshold, Race Street will be required to post cash collateral with JPM in an amount at least equal to the amount by which the market value of such loans at such time is less than the Margin Threshold. In such event, in order to satisfy these margin-posting requirements, Race Street intends to borrow funds from us pursuant to a revolving credit agreement we entered into, as lender, with Race Street, as borrower, on July 21, 2011, or the Revolving Credit Agreement. We may, in our sole discretion, make such loans from time to time to Race Street pursuant to the terms of the Revolving Credit Agreement. Borrowings under the Revolving

Credit Agreement will accrue interest at a rate equal to one-month LIBOR plus a spread of 0.75% per annum. To the extent we loan additional funds to Race Street to satisfy the Margin Threshold, such event could have a material adverse effect on our business, financial condition, results of operations and cash flows, and may result in our inability to make distributions to our stockholders in amounts sufficient to maintain our qualification as a RIC, or at all. There is no assurance that loans made pursuant to the Revolving Credit Agreement will be repaid.

Restructurings of investments held by Locust Street, if any, may decrease their value and reduce the value of our equity interest in Locust Street.

As collateral manager, we have broad authority to direct and supervise the investment and reinvestment of the investments held by Locust Street, which may require from time to time the execution of amendments, waivers, modifications and other changes to the investment documentation in accordance with the related collateral management agreement we have entered into with Locust Street. During periods of economic uncertainty and recession, the necessity for amendments, waivers, modifications and restructurings of investments may increase. Such amendments, waivers, modifications and other restructurings may change the terms of the investments and, in some cases, may result in Locust Street holding assets that do not meet certain specified criteria for the investments made by it. This could adversely impact the coverage tests under the Indenture. Any amendment, waiver, modification or other restructuring that reduces Locust Street’s compliance with the coverage tests under the Indenture will make it more likely that Locust Street will need to pay cash to reduce the unpaid principal amount of the Class A Notes so as to cure any breach of such tests. Any such use of cash would reduce distributions available to us or delay the timing of distributions to us.

We may not receive cash from Locust Street.

We receive cash from Locust Street only to the extent that Locust Street makes distributions to us. Locust Street may make distributions to us, in turn, only to the extent permitted by the Indenture. The Indenture generally provides that distributions by Locust Street may not be made unless all amounts owing with respect to the Class A Notes have been paid in full. If we do not receive cash from Locust Street, we may be unable to make distributions to our stockholders in amounts sufficient to maintain our qualification as a RIC, or at all. We also could be forced to sell investments in our portfolio at less than their fair value in order to continue making such distributions.

We are subject to the credit risk of JPM.

If JPM fails to sell the Class A Notes back to Race Street at the end of the applicable period, Race Street’s recourse will be limited to an unsecured claim against JPM for the difference between the value of such Class A Notes at such time and the amount that would be owing by Race Street to JPM had JPM performed under the JPM Facility. The ability of JPM to satisfy such a claim will be subject to JPM’s creditworthiness at that time.

If we borrow money, the potential for gain or loss on amounts invested in us will be magnified and may increase the risk of investing in us.

The use of borrowings, also known as leverage, increases the volatility of investments by magnifying the potential for gain or loss on invested equity capital. If we use leverage to partially finance our investments, through borrowing from banks and other lenders, you will experience increased risks of investing in our common stock. If the value of our assets increases, leveraging would cause the net asset value attributable to our common stock to increase more sharply than it would have had we not leveraged. Conversely, if the value of our assets decreases, leveraging would cause net asset value to decline more sharply than it otherwise would have had we not leveraged. Similarly, any increase in our income in excess of interest payable on the borrowed funds would cause our net income to increase more than it would without the leverage, while any decrease in our income would cause net income to decline more sharply than it would have had we not borrowed. Such a decline could negatively affect our ability to make common stock distribution payments. Leverage is generally considered a speculative investment technique.

At June 30, 2011, we had approximately $340.0 million of indebtedness outstanding under Broad Street’s revolving credit facility with Deutsche Bank.

Illustration. The following table illustrates the effect of leverage on returns from an investment in our common stock assuming various annual returns, net of expenses. The calculations in the table below are hypothetical and actual returns may be higher or lower than those appearing below. The calculation assumes (i) $1,496.7 million in total assets, (ii) a weighted average cost of funds of 3.10%, (iii) $640.0 million in debt outstanding (i.e., assumes that the full $340.0 million available to us under Broad Street’s revolving credit facility with Deutsche Bank and that the full $300.0 million available to us under the JPM Facility are outstanding) and (iv) $856.7 million in stockholders’ equity. In order to compute the “Corresponding return to stockholders,” the “Assumed Return on Our Portfolio (net of expenses)” is multiplied by the assumed total assets to obtain an assumed return to us. From this amount, the interest expense is calculated by multiplying the assumed weighted average cost of funds times the assumed debt outstanding, and the product is subtracted from the assumed return to us in order to determine the return available to stockholders. The return available to stockholders is then divided by our stockholders’ equity to determine the “Corresponding return to stockholders.” Actual interest payments may be different.

Assumed Return on Our Portfolio (net of expenses)	-10%	-5%	0%	5%	10%
Corresponding return to stockholders	-19.78%	-11.05%	-2.32%	6.42%	15.15%

Changes in interest rates may affect our cost of capital and net investment income.

Since we intend to use debt to finance investments, our net investment income will depend, in part, upon the difference between the rate at which we borrow funds and the rate at which we invest those funds. As a result, we can offer no assurance that a significant change in market interest rates will not have a material adverse effect on our net investment income. In periods of rising interest rates when we have debt outstanding, our cost of funds will increase, which could reduce our net investment income. We expect that our long-term fixed-rate investments will be financed primarily with equity and long-term debt. We may use interest rate risk management techniques in an effort to limit our exposure to interest rate fluctuations. These techniques may include various interest rate hedging activities to the extent permitted by the 1940 Act. These activities may limit our ability to participate in the benefits of lower interest rates with respect to the hedged portfolio. Adverse developments resulting from changes in interest rates or hedging transactions could have a material adverse effect on our business, financial condition and results of operations. Also, we have limited experience in entering into hedging transactions, and we will initially have to purchase or develop such expertise.

You should also be aware that a rise in the general level of interest rates can be expected to lead to higher interest rates applicable to our debt investments. Accordingly, an increase in interest rates would make it easier for us to meet or exceed the incentive fee preferred return and may result in a substantial increase of the amount of incentive fees payable to FB Advisor with respect to pre-incentive fee net investment income.

Risks Relating to an Investment in Our Common Stock

Investors will not know the purchase price per share at the time they submit their subscription agreements and could receive fewer shares of common stock than anticipated if our board of directors determines to increase the offering price to comply with the requirement that we avoid selling shares below net asset value per share.

The purchase price at which you purchase shares will be determined at each semi-monthly closing date to ensure that the sales price is equal to or greater than the net asset value of our shares, after deducting selling commissions and dealer manager fees. As a result, in the event of an increase in our net asset value per share, your purchase price may be higher than the prior semi-monthly closing price per share, and therefore you may receive a smaller number of shares than if you had subscribed at the prior semi-monthly closing price.

Investors will not know the purchase price per share at the time they submit their subscription agreements and could pay a premium for their shares of common stock if our board of directors does not decrease the offering price in the event of a decline to our net asset value per share.

The purchase price at which you purchase shares will be determined at each semi-monthly closing date to ensure that the sales price is equal to or greater than the net asset value of our shares, after deducting selling commissions and dealer manager fees. In the event of a decrease to our net asset value per share, you could pay a premium of more than 5% for your shares of common stock if our board of directors does not decrease the offering price. A decline in our net asset value per share to an amount more than 5% below our current offering price, net of selling commissions and dealer manager fees, creates a rebuttable presumption that there has been a material change in the value of our assets such that a reduction in the offering price per share is warranted. This presumption may only be rebutted if our board of directors, in consultation with our management, reasonably and in good faith determines that the decline in net asset value per share is the result of a temporary movement in the credit markets or the value of our assets, rather than a more fundamental shift in the valuation of our portfolio. In the event that (i) net asset value per share decreases to more than 5% below our current net offering price and (ii) our board of directors believes that such decrease in net asset value per share is the result of a non-temporary movement in the credit markets or the value of our assets, our board of directors will undertake to establish a new net offering price that is not more than 5% above our net asset value per share. If our board of directors determines that the decline in our net asset value per share is the result of a temporary movement in the credit markets or the value of our assets, investors will purchase shares at an offering price per share, net of selling commissions and dealer manager fees, which represents a premium to the net asset value per share of greater than 5%. See “Plan of Distribution.”

If we are unable to raise substantial funds in our ongoing, continuous “best efforts” offering, we will be limited in the number and type of investments we may make, and the value of your investment in us may be reduced in the event our assets under-perform.

Our continuous offering is being made on a best efforts basis, whereby the dealer manager and broker-dealers participating in the offering are only required to use their best efforts to sell our shares and have no firm commitment or obligation to purchase any of the shares. To the extent that less than the maximum number of shares is subscribed for, the opportunity for diversification of our investments may be decreased, and the returns achieved on those investments may be reduced as a result of allocating all of our expenses over a smaller capital base.

Our shares are not listed on an exchange or quoted through a quotation system, and will not be for the foreseeable future, if ever. Therefore, our stockholders have limited liquidity and may not receive a full return of invested capital upon selling shares.

Our shares are illiquid assets for which there is not a secondary market, and it is not expected that any will develop in the future. We intend to seek to complete a liquidity event for our stockholders within five to seven years following the completion of our offering stage or at such earlier time as our board of directors may determine, taking into consideration market conditions and other factors. However, there can be no assurance that we will complete a liquidity event within such time or at all. We expect that our board of directors, in the exercise of its fiduciary duty to our stockholders, will determine to pursue a liquidity event when it believes that then-current market conditions are favorable for a liquidity event, and that such an event is in the best interests of our stockholders. A liquidity event could include (1) the sale of all or substantially all of our assets either on a complete portfolio basis or individually followed by a liquidation, (2) a listing of our shares on a national securities exchange or (3) a merger or another transaction approved by our board in which our stockholders will receive cash or shares of a publicly traded company.

Prior to the completion of a liquidity event, our share repurchase program may provide a limited opportunity for investors to achieve liquidity, subject to certain restrictions and limitations, at a price which may reflect a discount from the purchase price you paid for the shares being repurchased.

In making the decision to apply for listing of our shares, our directors will try to determine whether listing our shares, liquidating our assets or engaging in a merger or another transaction will result in greater value for our stockholders. In making a determination of what type of liquidity event is in the best interest of our stockholders, our board of directors, including our independent directors, may consider a variety of criteria, including, but not limited to, portfolio diversification, portfolio performance, our financial condition, potential access to capital as a listed company, market conditions for the sale of our assets or listing of our common stock, internal management considerations and the potential for stockholder liquidity. If our shares are listed, we cannot assure you that a public trading market will develop. Further, even if we do complete a liquidity event, you may not receive a return of all of your invested capital.

We are not obligated to complete a liquidity event by a specified date; therefore, it will be difficult for an investor to sell his or her shares.

We intend to seek to complete a liquidity event for our stockholders within five to seven years following the completion of our offering stage or at such earlier time as our board of directors may determine, taking into consideration market conditions and other factors. We expect that our board of directors, in the exercise of the requisite standard of care applicable to directors under Maryland law, will determine to pursue a liquidity event when it believes that then-current market conditions are favorable for a liquidity event, and that such a transaction is in the best interests of our stockholders. A liquidity event could include (1) the sale of all or substantially all of our assets either on a complete portfolio basis or individually followed by a liquidation, (2) a listing of our shares on a national securities exchange or (3) a merger or another transaction approved by our board in which our stockholders will receive cash or shares of a publicly-traded company. However, there can be no assurance that we will complete a liquidity event within such time or at all. If we do not successfully complete a liquidity event, liquidity for an investor’s shares will be limited to our share repurchase program, which we have no obligation to maintain.

Because the dealer manager for our public offering is one of our affiliates, you will not have the benefit of an independent due diligence review of us, which is customarily performed in firm commitment underwritten offerings; the absence of an independent due diligence review increases the risks and uncertainty you face as a stockholder.

The dealer manager for our public offering, FS2 Capital Partners, LLC, is one of our affiliates. As a result, its due diligence review and investigation of us and this prospectus cannot be considered to be an independent review. Therefore, you do not have the benefit of an independent review and investigation of this offering of the type normally performed by an unaffiliated, independent underwriter in a firm commitment underwritten public securities offering.

Our ability to conduct our continuous offering successfully depends, in part, on the ability of the dealer manager to establish, operate and maintain a network of broker-dealers.

Other than serving as dealer manager for our initial public offering, the dealer manager has no prior experience acting as a dealer manager for a public offering. The success of our public offering, and correspondingly our ability to implement our business strategy, depends upon the ability of the dealer manager to establish, operate and maintain a network of licensed securities broker-dealers and other agents to sell our shares.

We intend to offer to repurchase your shares on a quarterly basis. As a result, you will have limited opportunities to sell your shares and, to the extent you are able to sell your shares under the repurchase program, you may not be able to recover the amount of your investment in our shares.

We intend to conduct tender offers to allow you to tender your shares on a quarterly basis at a price equal to 90% of our public offering price in effect on the date of repurchase. The first such tender offer commenced in March 2010. The share repurchase program will include numerous restrictions that limit your ability to sell your shares. We intend to limit the number of shares repurchased pursuant to our share repurchase program as follows:

(1) we currently intend to limit the number of shares to be repurchased during any calendar year to the number of shares we can repurchase with the proceeds we receive from the sale of shares of our common stock under our distribution reinvestment plan, although at the discretion of our board of directors, we may also use cash on hand, cash available from borrowings and cash from liquidation of securities investments as of the end of the applicable period to repurchase shares; (2) we will not repurchase shares in any calendar year in excess of 10% of the weighted average number of shares outstanding in the prior calendar year, or 2.5% in each quarter; (3) unless you tender all of your shares, you must tender at least 25% of the amount of shares you have purchased in the offering and must maintain a minimum balance of $5,000 subsequent to submitting a portion of your shares for repurchase by us; and (4) to the extent that the number of shares put to us for repurchase exceeds the number of shares that we are able to purchase, we will repurchase shares on a pro rata basis, not on a first-come, first-served basis. Further, we will have no obligation to repurchase shares if the repurchase would violate the restrictions on distributions under federal law or Maryland law, which prohibits distributions that would cause a corporation to fail to meet statutory tests of solvency. These limits may prevent us from accommodating all repurchase requests made in any year. Our board of directors may amend, suspend or terminate the repurchase program upon 30 days notice. We will notify you of such developments (1) in our quarterly reports or (2) by means of a separate mailing to you, accompanied by disclosure in a current or periodic report under the Exchange Act. In addition, although we have adopted a share repurchase program, we have discretion to not repurchase your shares, to suspend the plan and to cease repurchases. Further, the plan has many limitations and should not be relied upon as a method to sell shares promptly and at a desired price.

The timing of our repurchase offers pursuant to our share repurchase program may be at a time that is disadvantageous to our stockholders.

When we make quarterly repurchase offers pursuant to the share repurchase program, we may offer to repurchase shares at a price that is lower than the price that investors paid for shares in our offering. As a result, to the extent investors have the ability to sell their shares to us as part of our share repurchase program, the price at which an investor may sell shares, which will be 90% of the offering price in effect on the date of repurchase, may be lower than what an investor paid in connection with the purchase of shares in our offering.

In addition, in the event an investor chooses to participate in our share repurchase program, the investor will be required to provide us with notice of intent to participate prior to knowing what the net asset value per share will be on the repurchase date. Although an investor will have the ability to withdraw a repurchase request prior to the repurchase date, to the extent an investor seeks to sell shares to us as part of our periodic share repurchase program, the investor will be required to do so without knowledge of what the repurchase price of our shares will be on the repurchase date.

We may be unable to invest a significant portion of the net proceeds of our offering on acceptable terms in an acceptable timeframe.

Delays in investing the net proceeds of our offering may impair our performance. We cannot assure you that we will be able to identify any investments that meet our investment objectives or that any investment that we make will produce a positive return. We may be unable to invest the net proceeds of our offering on acceptable terms within the time period that we anticipate or at all, which could harm our financial condition and operating results.

In addition, even if we are able to raise significant proceeds, we will not be permitted to use such proceeds to co-invest with certain entities affiliated with GDFM in transactions originated by GSO or its affiliates unless we first obtain an exemptive order from the SEC. We are seeking an exemptive order. However, there can be no assurance that we will obtain such relief.

Before making investments, we will invest the net proceeds of our public offering primarily in cash, cash equivalents, U.S. government securities, repurchase agreements and high-quality debt instruments maturing in one year or less from the time of investment, which may produce returns that are significantly lower than the returns which we expect to achieve when our portfolio is fully invested in securities meeting our investment objectives. As a result, any distributions that we pay while our portfolio is not fully invested in securities meeting our investment objectives may be lower than the distributions that we may be able to pay when our portfolio is fully invested in securities meeting our investment objectives.

A stockholder’s interest in us will be diluted if we issue additional shares, which could reduce the overall value of an investment in us.

Our investors do not have preemptive rights to any shares we issue in the future. Our charter authorizes us to issue 450,000,000 shares of common stock. Pursuant to our charter, a majority of our entire board of directors may amend our charter to increase the number of authorized shares of stock without stockholder approval. After an investor purchases shares, our board may elect to sell additional shares in the future, issue equity interests in private offerings or issue share-based awards to our independent directors or employees of FB Advisor. To the extent we issue additional equity interests after an investor purchases our shares, an investor’s percentage ownership interest in us will be diluted. In addition, depending upon the terms and pricing of any additional offerings and the value of our investments, an investor may also experience dilution in the book value and fair value of your shares.

Certain provisions of our charter and bylaws as well as provisions of the Maryland General Corporation Law could deter takeover attempts and have an adverse impact on the value of our common stock.

The Maryland General Corporation Law and our charter and bylaws contain provisions that may have the effect of discouraging, delaying or making difficult a change in control of our company or the removal of our incumbent directors. We will be covered by the Business Combination Act of the Maryland General Corporation Law to the extent that such statute is not superseded by applicable requirements of the 1940 Act. However, our board of directors has adopted a resolution exempting from the Business Combination Act any business combination between us and any person to the extent that such business combination receives the prior approval of our board of directors, including a majority of our directors who are not interested persons as defined in the 1940 Act. Under the Control Share Acquisition Act of the Maryland General Corporation Law, “control shares” acquired in a “control share acquisition” have no voting rights except to the extent approved by a vote of two-thirds of the votes entitled to be cast on the matter, excluding shares owned by the acquiror, by officers or by directors who are employees of the corporation. Our bylaws contain a provision exempting from the Control Share Acquisition Act any and all acquisitions by any person of shares of our common stock. The Business Combination Act (if our board should repeal the resolution) and the Control Share Acquisition Act (if we amend our bylaws to be subject to that Act) may discourage others from trying to acquire control of us and increase the difficulty of consummating any offer.

In addition, our board of directors may, without stockholder action, authorize the issuance of shares of stock in one or more classes or series, including preferred stock; and our board of directors may, without stockholder action, amend our charter to increase the number of shares of stock of any class or series that we have authority to issue. These anti-takeover provisions may inhibit a change of control in circumstances that could give the holders of our common stock the opportunity to realize a premium over the value of our common stock.

Federal Income Tax Risks

We will be subject to corporate-level income tax if we are unable to maintain our qualification as a RIC under Subchapter M of the Code or to satisfy RIC distribution requirements.

To maintain RIC tax treatment under the Code, we must meet the following annual distribution, income source and asset diversification requirements. See “Material U.S. Federal Income Tax Considerations.”

•

The annual distribution requirement for a RIC will be satisfied if we distribute to our stockholders on an annual basis at least 90% of our net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. Because we may use debt financing, we are subject to an asset coverage ratio requirement under the 1940 Act and may in the future become subject to certain financial covenants under loan and credit agreements that could, under certain circumstances, restrict us from making distributions necessary to satisfy the distribution requirement. If we are unable to obtain cash from other sources, we could fail to qualify for RIC tax treatment and thus become subject to corporate-level income tax.

•	The income source requirement will be satisfied if we obtain at least 90% of our income for each year from dividends, interest, gains from the sale of stock or securities or similar sources.

•

The asset diversification requirement will be satisfied if we meet certain asset diversification requirements at the end of each quarter of our taxable year. To satisfy this requirement, at least 50% of the value of our assets must consist of cash, cash equivalents, U.S. government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5% of the value of our assets or more than 10% of the outstanding voting securities of the issuer; and no more than 25% of the value of our assets can be invested in the securities, other than U.S. government securities or securities of other RICs, of one issuer, of two or more issuers that are controlled, as determined under applicable Code rules, by us and that are engaged in the same or similar or related trades or businesses or of certain “qualified publicly traded partnerships.” Failure to meet these requirements may result in our having to dispose of certain investments quickly in order to prevent the loss of RIC status. Because most of our investments will be in private companies, and therefore will be relatively illiquid, any such dispositions could be made at disadvantageous prices and could result in substantial losses.

If we fail to maintain RIC tax treatment for any reason and are subject to corporate income tax, the resulting corporate taxes could substantially reduce our net assets, the amount of income available for distribution and the amount of our distributions.

We may have difficulty paying our required distributions if we recognize income before or without receiving cash representing such income.

For federal income tax purposes, we may be required to recognize taxable income in circumstances in which we do not receive a corresponding payment in cash. For example, if we hold debt obligations that are treated under applicable tax rules as having original issue discount (such as debt instruments with PIK interest or, in certain cases, increasing interest rates or debt instruments that were issued with warrants), we must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. We may also have to include in income other amounts that we have not yet received in cash, such as deferred loan origination fees that are paid after origination of the loan or are paid in non-cash compensation such as warrants or stock. We anticipate that a portion of our income may constitute original issue discount or other income required to be included in taxable income prior to receipt of cash. Further, we may elect to amortize market discounts and include such amounts in our taxable income in the current year, instead of upon disposition, as an election not to do so would limit our ability to deduct interest expenses for tax purposes.

Because any original issue discount or other amounts accrued will be included in our investment company taxable income for the year of the accrual, we may be required to make a distribution to our stockholders in order to satisfy the annual distribution requirement, even though we will not have received any corresponding cash amount. As a result, we may have difficulty meeting the annual distribution requirement necessary to obtain and maintain RIC tax treatment under the Code. We may have to sell some of our investments at times and/or at prices we would not consider advantageous, raise additional debt or equity capital or forgo new investment opportunities for this purpose. If we are not able to obtain cash from other sources, we may fail to qualify for RIC tax treatment and thus become subject to corporate-level income tax. For additional discussion regarding the tax implications of a RIC, see “Material U.S. Federal Income Tax Considerations—Taxation as a Regulated Investment Company.”

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

Some of the statements in this prospectus constitute forward-looking statements because they relate to future events or our future performance or financial condition. The forward-looking statements contained in this prospectus may include statements as to:

•	our future operating results;

•	our business prospects and the prospects of our portfolio companies;

•	the impact of the investments that we expect to make;

•	the ability of our portfolio companies to achieve their objectives;

•	our current and expected financings and investments;

•	the adequacy of our cash resources, financing sources and working capital;

•	the timing of cash flows, if any, from the operations of our portfolio companies;

•	our contractual arrangements and relationships with third parties;

•	actual and potential conflicts of interest with FB Advisor or GDFM or either of their affiliates;

•	the dependence of our future success on the general economy and its effect on the industries in which we invest;

•	the use of borrowed money to finance a portion of our investments;

•	the ability of FB Advisor to locate suitable investments for us and to monitor and administer our investments;

•	the ability of FB Advisor or its affiliates to attract and retain highly talented professionals;

•	our ability to qualify and maintain our qualification as a RIC and as a BDC;

•	the impact on our business of Dodd-Frank and the rules and regulations issued thereunder; and

•	the effect of changes to tax legislation and our tax position.

In addition, words such as “anticipate,” “believe,” “expect” and “intend” indicate a forward-looking statement, although not all forward-looking statements include these words. The forward-looking statements contained in this prospectus involve risks and uncertainties. Our actual results could differ materially from those implied or expressed in the forward-looking statements for any reason, including the factors set forth in “Risk Factors” and elsewhere in this prospectus. Other factors that could cause actual results to differ materially include:

•	changes in the economy;

•	risks associated with possible disruption in our operations or the economy generally due to terrorism or natural disasters; and

•	future changes in laws or regulations and conditions in our operating areas.

We have based the forward-looking statements included in this prospectus on information available to us on the date of this prospectus, and we assume no obligation to update any such forward-looking statements. Except as required by the federal securities laws, we undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise. You are advised to consult any additional disclosures that we may make directly to you or through reports that we in the future may file with the SEC, including annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K. The forward-looking statements and projections contained in this prospectus are excluded from the safe harbor protection provided by Section 27A of the Securities Act.

ESTIMATED USE OF PROCEEDS

The following table sets forth our estimates of how we intend to use the gross proceeds from this offering. Information is provided assuming that we sell (1) $500,000,000 worth of shares of common stock and (2) the maximum number of shares registered in this offering, or 101,400,000 shares. The amount of net proceeds may be more or less than the amount depicted in the table below depending on the public offering price of the common stock and the actual number of shares of common stock we sell in the offering. The table below assumes that shares of common stock are sold at the current offering price of $10.65 per share. Such amount is subject to increase or decrease based upon, among other things, our net asset value per share.

We intend to use substantially all of the proceeds from this offering, net of expenses, to make investments in private U.S. companies in accordance with our investment objectives and using the strategies described in this prospectus. The remainder will be used for working capital and general corporate purposes. There can be no assurance we will be able to sell all the shares we are registering. If we sell only a portion of the shares we are registering, we may be unable to achieve our investment objectives or provide diversification of our portfolio.

Pending such use, we will invest the net proceeds of this offering primarily in cash, cash equivalents, U.S. government securities, repurchase agreements and high-quality debt instruments maturing in one year or less from the time of investment, consistent with our business development company election and our election to be taxed as a RIC.

The amounts in this table assume that the full fees and commissions are paid on all shares of our common stock offered to the public on a best efforts basis. All or a portion of the selling commission and dealer manager fee may be reduced or eliminated in connection with certain categories of sales, such as sales for which a volume discount applies, sales through investment advisers or banks acting as trustees or fiduciaries and sales to our affiliates. The reduction in these fees will be accompanied by a corresponding reduction in the per share purchase price but will not affect the amounts available to us for investments. Because amounts in the following table are estimates, they may not accurately reflect the actual receipt or use of the offering proceeds.

	$500 Million Raised		Maximum Offering
	Amount	%	Amount	%
Gross proceeds	$500,000,000	100.0%	$1,079,910,000	100.0%
Less:
Selling commission	$35,000,000	7.0%	$75,593,700	7.0%
Dealer manager fee	$15,000,000	3.0%	$32,397,300	3.0%
Offering expenses	$7,500,000	1.5%	$16,198,650	1.5%

Net proceeds/amount available for investments	$442,500,000	88.5%	$955,720,350	88.5%

DISTRIBUTIONS

Subject to the board of directors’ discretion and applicable legal restrictions, our board of directors intends to authorize and declare distributions on either a semi-monthly or monthly basis and pay distributions on either a monthly or quarterly basis. While we historically paid distributions on a quarterly basis, commencing in the fourth quarter of 2010, subject to the board of directors’ discretion and applicable legal restrictions, we began to pay distributions on a monthly rather than quarterly basis. We will calculate each stockholder’s specific distribution amount for the period using record and declaration dates, and each stockholder’s distributions will begin to accrue on the date we accept each stockholder’s subscription for shares of our common stock. From time to time, we may also pay interim special distributions in the form of cash or shares of common stock at the discretion of our board of directors. During certain periods, our distributions may exceed our earnings. As a result, it is possible that a portion of the distributions we make may represent a return of capital for tax purposes. We have not established limits on the amount of funds we may use from available sources to make distributions. Each year a statement on Form 1099-DIV, identifying the source of the distributions (i.e., paid from ordinary income, paid from net capital gains on the sale of securities, and/or a return of paid-in capital surplus, which is a nontaxable distribution), will be mailed to our stockholders. No portion of the distributions paid during the years ended December 31, 2010 or 2009 represented a return of capital for tax purposes.

We intend to continue to make our ordinary distributions in the form of cash, out of assets legally available, unless stockholders elect to receive their distributions in additional shares of our common stock under our distribution reinvestment plan. Any distributions reinvested under the plan will nevertheless remain taxable to a U.S. stockholder. If stockholders hold shares in the name of a broker or financial intermediary, they should contact the broker or financial intermediary regarding their election to receive distributions in additional shares of our common stock.

To maintain RIC tax treatment, we must, among other things, distribute at least 90% of our net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. In order to avoid certain excise taxes imposed on RICs, we currently intend to distribute during each calendar year an amount at least equal to the sum of (1) 98% of our net ordinary income for the calendar year, (2) 98.2% of our capital gains in excess of capital losses for the one-year period ending on October 31 of the calendar year and (3) any net ordinary income and net capital gains for preceding years that were not distributed during such years and on which we paid no federal income tax. We can offer no assurance that we will achieve results that will permit us to pay any cash distributions and, if we issue senior securities, we will be prohibited from making distributions if doing so causes us to fail to maintain the asset coverage ratios stipulated by the 1940 Act or if distributions are limited by the terms of any of our borrowings.

Promptly following the payment of distributions to all stockholders of record, we will send information to stockholders residing in Maryland regarding the source of such distributions.

Following commencement of our operations, we declared our first distribution on January 29, 2009. The following table reflects the cash distributions per share that we have declared and paid on our common stock during the years ended December 31, 2008, 2009 and 2010 and the year ending December 31, 2011 (through September 30, 2011). Dollar amounts in the table below and the related notes are presented in thousands, except per share data:

	Distribution
For the Year Ended / Ending December 31,	Per Share(1)	Amount
2008	$0.1835	$25
2009	0.6717	3,134
2010(2)(3)	0.8728	21,389
2011 (through September 30, 2011)(4)(5)	0.6732	52,593

(1)	The amount of each per share distribution has been retroactively adjusted to reflect the stock distributions declared throughout 2009 and 2010 as discussed below.

(2)	In addition to regular semi-monthly cash distributions during such period, cash distributions declared and paid on our common stock during the year ended December 31, 2010 include approximately $3,851, or approximately $0.12 per share, in special cash distributions.
(3)	On October 13, 2010, our board of directors determined to increase the amount of semi-monthly distributions payable to stockholders of record from $0.03125 per share to $0.03185 per share, effective October 1, 2010. On October 29, 2010, our board of directors determined to increase the amount of semi-monthly distributions payable to stockholders of record from $0.03185 per share to $0.032156 per share, effective November 1, 2010.
(4)	In addition to regular semi-monthly cash distributions during such period, cash distributions declared and paid on our common stock during the year ending December 31, 2011 (through September 30, 2011) include approximately $5,378, or approximately $0.08 per share, in special cash distributions.
(5)	On April 13, 2011, our board of directors determined to increase the amount of semi-monthly distributions payable to stockholders of record from $0.032156 per share to $0.033594 per share, effective May 1, 2011. The increase in the regular semi-monthly cash distributions commenced with the semi-monthly distributions declared on May 10, 2011, which were paid on May 31, 2011 to stockholders of record as of May 13, 2011 and May 30, 2011, respectively.

The timing and amount of any future distributions to stockholders are subject to applicable legal restrictions and the sole discretion of our board of directors.

We have adopted an “opt in” distribution reinvestment plan for our common stockholders. As a result, if we make a distribution, then stockholders will receive distributions in cash unless they specifically “opt in” to the distribution reinvestment plan so as to have their cash distributions reinvested in additional shares of our common stock. See “Distribution Reinvestment Plan.”

We may fund our cash distributions to stockholders from any sources of funds available to us, including offering proceeds, borrowings, net investment income from operations, capital gains proceeds from the sale of assets, non-capital gains proceeds from the sale of assets and expense reimbursements from Franklin Square Holdings. The following table reflects, for tax purposes, the sources of the cash distributions that we have paid on our common stock during the six months ended June 30, 2011 and 2010 and the years ended December 31, 2010, 2009 and 2008. Dollar amounts in the table below and the paragraph that follows such table are presented in thousands:

	Six Months Ended June 30,				Year Ended December 31,
	2011		2010		2010		2009		2008
Source of Distribution	Distribution Amount	Percentage	Distribution Amount	Percentage	Distribution Amount	Percentage	Distribution Amount	Percentage	Distribution Amount	Percentage
Offering proceeds	$—	—	$—	—	$—	—	$—	—	$—	—
Borrowings	—	—	—	—	—	—	—	—	—	—
Net investment income(1)	25,570	84%	4,290	71%	13,545	63%	1,917	61%	25	100%
Capital gains proceeds from the sale of assets	4,907	16%	1,742	29%	7,844	37%	977	31%	—	—
Non-capital gains proceeds from the sale of assets	—	—	—	—	—	—	—	—	—	—
Expense reimbursement from sponsor	—	—	—	—	—	—	240	8%	—	—

Total	$30,477	100%	$6,032	100%	$21,389	100%	$3,134	100%	$25	100%

(1)	During the six months ended June 30, 2011 and 2010, 91% and 77%, respectively, of our gross investment income was attributable to cash interest earned and 9% and 23%, respectively, was attributable to non-cash accretion of discount and PIK interest. During the years ended December 31, 2010 and 2009, 84% and 57%, respectively, of our gross investment income was attributable to cash interest earned and 16% and 43%, respectively, was attributable to non-cash accretion of discount and PIK interest.

The aggregate cost of our investments for federal income tax purposes totaled $1,072,009 and $715,695 as of June 30, 2011 and December 31, 2010, respectively. The aggregate net unrealized appreciation on a tax basis was $16,750 and $17,885 as of June 30, 2011 and December 31, 2010, respectively. Our net investment income on a tax basis for the six months ended June 30, 2011 and 2010 was $25,570 and $4,290, respectively. We distributed all of our net investment income earned as of June 30, 2011 and 2010. Our net investment income on a tax basis for the years ended December 31, 2010 and 2009 was $13,545 and $2,157, respectively. We distributed all of our net investment income earned as of December 31, 2010 and 2009.

The difference between our net investment income based on U.S. generally accepted accounting principles, or GAAP, and our tax-basis net investment income is due to the tax-basis amortization of organization and start-up costs incurred prior to the commencement of our operations, interest income earned on a tax basis due to the required accretion of discount on a non-performing loan, and the required accrual for GAAP purposes of incentive fees on unrealized gains even though no such incentive fees on unrealized gains are payable by us. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Critical Accounting Policies—Capital Gains Incentive Fee.” The following table sets forth a reconciliation between GAAP-basis net investment income and tax-basis net investment income during the six months ended June 30, 2011 and 2010 and the years ended December 31, 2010 and 2009. Dollar amounts are presented in thousands:

	Six Months Ended June 30,		Year Ended December 31,
	2011	2010	2010	2009
GAAP basis net investment income	$20,323	$4,250	$9,392	$2,151
Amortization of organizational costs	(21)	(21)	(43)	(43)
Tax accretion of discount on investment	2,525	61	133	49
Reversal of incentive fee accrual on unrealized gains	2,743	—	4,063	—

Tax basis net investment income	$25,570	$4,290	$13,545	$2,157

The determination of the tax attributes of our distributions is made annually as of the end of our fiscal year based upon our taxable income for the full year and distributions paid for the full year. Therefore, a determination made on a quarterly basis may not be representative of the actual tax attributes of our distributions for a full year. The actual tax characteristics of distributions to stockholders are reported to stockholders annually on a Form 1099-DIV.

The following table reflects the stock distributions per share that we have declared on our common stock to date:

Date Declared	Record Date	Payment Date	Distribution Percentage	Shares Issued
Fiscal 2009
March 31, 2009	March 31, 2009	March 31, 2009	1.4%	13,818
April 30, 2009	April 30, 2009	April 30, 2009	3.0%	42,661
May 29, 2009	May 29, 2009	May 29, 2009	3.7%	79,125
June 30, 2009	June 30, 2009	June 30, 2009	3.5%	96,976
July 30, 2009	July 31, 2009	July 31, 2009	3.1%	117,219
August 31, 2009	August 31, 2009	August 31, 2009	3.0%	148,072
December 31, 2009	December 31, 2009	December 31, 2009	0.5%	49,710
Fiscal 2010
January 28, 2010	January 31, 2010	January 31, 2010	2.5%	283,068

The purpose of these special distributions was to maintain a net asset value per share that was below the then-current net offering price, as required by the 1940 Act, subject to certain limited exceptions. Our board of directors determined that our portfolio performance sufficiently warranted taking these actions.

The stock distributions increased the number of shares outstanding, thereby reducing our net asset value per share. However, because the stock distributions were issued to all stockholders in proportion to their current holdings, the reduction in net asset value per share as a result of the stock distributions was offset exactly by the increase in the number of shares owned by each investor. As overall value to an investor was not reduced as a result of the special stock distributions, our board of directors determined that these issuances would not be dilutive to existing stockholders. As the stock distributions did not change any stockholder’s proportionate interest in us, they did not represent taxable distributions. Specific tax characteristics of all distributions are reported to stockholders annually on Form 1099-DIV.

As of June 30, 2011 and December 31, 2010, the components of accumulated earnings on a tax basis were as follows (dollar amounts in the table below and the related note are presented in thousands):

	June 30, 2011	December 31, 2010

Distributable ordinary income	$14,811	$1,290
Incentive fee accrual on unrealized gains	(6,806)	(4,063)
Unamortized organizational costs	(536)	(558)
Unrealized appreciation on investments(1)	16,750	17,885

	$24,219	$14,554

(1)	As of June 30, 2011 and December 31, 2010, the gross unrealized appreciation on our investments was $32,812 and $20,136, respectively. As of June 30, 2011 and December 31, 2010, the gross unrealized depreciation on our investments was $16,062 and $2,251, respectively.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

The information in this section contains forward-looking statements that involve risks and uncertainties. Please see “Risk Factors” and “Special Note Regarding Forward-Looking Statements” for a discussion of the uncertainties, risks and assumptions associated with these statements. You should read the following discussion in conjunction with the financial statements and related notes and other financial information appearing elsewhere in this prospectus. Many of the amounts and percentages presented in “Management’s Discussion and Analysis of Financial Condition and Results of Operations” have been rounded for convenience of presentation, and all dollar amounts are presented in thousands, except per share data.

Overview

We were incorporated under the general corporation laws of the State of Maryland on December 21, 2007 and commenced operations on January 2, 2009 upon raising gross proceeds in excess of $2,500 from persons who are not affiliated with us or FB Advisor. We are an externally managed, non-diversified, closed-end management investment company that has elected to be treated as a BDC under the 1940 Act and has elected to be treated for federal income tax purposes as a RIC under the Code.

Our investment objectives are to generate current income and, to a lesser extent, long-term capital appreciation. Our portfolio is comprised primarily of investments in senior secured loans, second lien secured loans and, to a lesser extent, subordinated loans of private U.S. companies. We may purchase interests in loans through secondary market transactions in the “over-the-counter” market for institutional loans or directly from our target companies. In connection with our debt investments, we may on occasion receive equity interests such as warrants or options as additional consideration. We may also purchase minority interests in the form of common or preferred equity in our target companies, either in conjunction with one of our debt investments or through a co-investment with a financial sponsor. In addition, a portion of our portfolio may be comprised of corporate bonds and other debt securities. However, such investments are not expected to comprise a significant portion of our portfolio.

The senior secured and second lien secured loans in which we invest generally have stated terms of three to seven years and any subordinated debt investments that we make generally will have stated terms of up to ten years, but the expected average life of such securities is generally between three and seven years. However, there is no limit on the maturity or duration of any security in our portfolio. The loans that we invest in are often rated by a nationally recognized statistical ratings organization (NRSRO), and generally will carry a rating below investment grade (rated lower than “Baa3” by Moody’s Investors Service or lower than “BBB-” by Standard & Poor’s Corporation). However, we may also invest in non-rated debt securities.

Revenues

The principal measure of our financial performance is net increase in net assets resulting from operations, which includes net investment income, net realized gain, net unrealized appreciation and depreciation and net unrealized gains and losses on foreign currency. Net investment income is the difference between our income from interest, dividends, fees and other investment income and our operating expenses. Net realized gain on investments is the difference between the proceeds received from dispositions of portfolio investments and their stated cost. Net unrealized appreciation and depreciation on investments is the net change in the fair value of our investment portfolio. Net unrealized appreciation and depreciation on total return swap is the net change in fair value of our total return swap. Net unrealized gains and losses on foreign currency is the net change in the fair value of our investments due to the impact of foreign currency fluctuations.

We expect the dollar amount of interest and any dividend income that we earn to increase as the size of our investment portfolio increases. We also generate revenues in the form of dividends on the equity or other securities we hold.

In addition, we may generate revenues in the form of commitment, closing, origination, structuring or diligence fees, monitoring fees, fees for providing managerial assistance, consulting fees and performance-based fees. Any such fees generated in connection with our investments will be recognized as earned.

Expenses

Our primary operating expenses include the payment of advisory fees and other expenses under the investment advisory and administrative services agreement, interest expense from financing facilities and other expenses necessary for our operations. Our investment advisory fee compensates FB Advisor for its work in identifying, evaluating, negotiating, executing, monitoring and servicing our investments. FB Advisor is responsible for compensating our investment sub-adviser.

We also reimburse FB Advisor for its performance of services related to our administration and operation, provided that such reimbursement must be the lower of FB Advisor’s actual costs or the amount that we would be required to pay for comparable administrative services in the same geographic location, and provided further that such costs are reasonably allocated to us on the basis of assets, revenues, time records or other reasonable methods. We do not reimburse FB Advisor for any services for which it receives a separate fee, or for rent, depreciation, utilities, capital equipment or other administrative items allocated to a controlling person of FB Advisor. We bear all other expenses of our operations and transactions, including (without limitation) fees and expenses relating to:

•	corporate and organizational expenses relating to offerings of our common stock, subject to limitations included in the investment advisory and administrative services agreement;

•	the cost of calculating our net asset value, including the cost of any third-party pricing or valuation services;

•	the cost of effecting sales and repurchases of shares of our common stock and other securities;

•	investment advisory fees;

•

fees payable to third parties relating to, or associated with, making investments and valuing investments, including fees and expenses associated with performing due diligence reviews of prospective investments;

•	interest payments on our debt or related obligations;

•	transfer agent and custodial fees;

•	fees and expenses associated with marketing efforts;

•	federal and state registration fees;

•	federal, state and local taxes;

•	independent directors’ fees and expenses;

•	costs of proxy statements, stockholders’ reports and notices;

•	fidelity bond, directors and officers/errors and omissions liability insurance and other insurance premiums;

•	direct costs such as printing, mailing, long distance telephone and staff;

•	fees and expenses associated with independent audits and outside legal costs, including compliance with the Sarbanes-Oxley Act;

•	costs associated with our reporting and compliance obligations under the 1940 Act and applicable federal and state securities laws;

•	brokerage commissions for the purchase and sale of our investments; and

•

all other expenses incurred by FB Advisor, our sub-adviser or us in connection with administering our business, including expenses incurred by FB Advisor or our sub-adviser in performing administrative services for us, and the reimbursement of the compensation of our chief compliance officer and other administrative personnel paid by FB Advisor, to the extent they are not controlling persons of FB Advisor or any of its affiliates, subject to the limitations included in the investment advisory and administrative services agreement.

As the size of our asset base and number of investors have grown, our general and administrative expenses have increased accordingly. Printing fees have increased as the number of filings has increased and the volume of each printing has increased in conjunction with an increase in the number of stockholders. In addition, the fees payable to our directors who do not also serve in an executive officer capacity for us or FB Advisor are determined by reference to a sliding scale based on our net asset value.

Over the next several quarters, we expect our operating expenses related to our ongoing operations to continue to increase because of the anticipated growth in the size of our asset base.

Portfolio Investment Activity For The Six Months Ended June 30, 2011 and For the Year Ended December 31, 2010

During the six months ended June 30, 2011, we made investments in portfolio companies totaling $940,712. During the same period we sold positions totaling $384,112 and received principal repayments of $225,093.

As of June 30, 2011, our investment portfolio, with a total fair value of $1,087,472, consisted of interests in 156 portfolio companies. The portfolio companies that comprised our portfolio as of such date had an average annual EBITDA of approximately $330,700. The investments in our portfolio were purchased at an average price of 93.4% of par value or stated value, as applicable, the weighted average credit rating of our portfolio was B3 based upon the Moody’s scale and our estimated gross annual portfolio yield, prior to leverage, was 10.6% based upon the purchase price of our investments.

During the year ended December 31, 2010, we made investments in portfolio companies totaling $849,242. During the same period, we sold positions totaling $122,581 and received principal repayments of $117,473. As of December 31, 2010, our investment portfolio, with a total fair value of $733,580, consisted of interests in 144 portfolio companies. The portfolio companies that comprised our portfolio as of such date had an average annual EBITDA of approximately $294,500. The investments in our portfolio were purchased at an average price of 94.9% of par value, the weighted average credit rating of our portfolio was B2 based upon the Moody’s scale and our estimated gross annual portfolio yield, prior to leverage, was 8.5% based upon the purchase price of our investments.

The following table summarizes the composition of our investment portfolio at cost and fair value as of June 30, 2011 and December 31, 2010:

	June 30, 2011 (Unaudited)			December 31, 2010
	Amortized Cost(1)	Fair Value	Percentage of Portfolio	Amortized Cost(1)	Fair Value	Percentage of Portfolio
Senior Secured Loans—First Lien	$530,850	$541,416	50%	$473,881	$484,105	66%
Senior Secured Loans—Second Lien	280,208	283,238	26%	131,960	135,962	19%
Senior Secured Bonds	86,759	87,344	8%	34,265	35,796	4%
Subordinated Debt	103,803	104,581	10%	51,384	51,178	7%
Collateralized Securities	51,194	58,785	5%	24,024	26,539	4%
Equity/Other	18,083	12,108	1%	—	—	—

	$1,070,897	$1,087,472	100%	$715,514	$733,580	100%

(1)	Amortized cost represents the original cost adjusted for the accretion of discounts on debt investments.

We do not “control” and are not an “affiliate” of any of our portfolio companies, each as defined in the 1940 Act. In general, under the 1940 Act, we would be presumed to “control” a portfolio company if we owned 25% or more of its voting securities and would be an “affiliate” of a portfolio company if we owned 5% or more of its voting securities.

Our investment portfolio may contain loans that are in the form of lines of credit or revolving credit facilities, which require us to provide funding when requested by portfolio companies in accordance with the terms of the underlying loan agreements. As of June 30, 2011, we held two such investments with an aggregate unfunded commitment of $14,802. We maintain sufficient cash on hand to fund such unfunded loan commitments should the need arise.

The table below describes investments by industry classification and enumerates the percentage, by fair value, of the total portfolio assets in such industries as of June 30, 2011 and December 31, 2010:

	June 30, 2011 (Unaudited)		December 31, 2010
Industry Classification	Fair Value	Percentage of Portfolio	Fair Value	Percentage of Portfolio
Consumer Discretionary	$242,397	22.3%	$129,749	17.6%
Consumer Staples	56,418	5.2%	56,184	7.7%
Energy	103,269	9.5%	69,048	9.4%
Financials	103,031	9.5%	59,431	8.1%
Healthcare	107,948	9.9%	63,460	8.7%
Industrials	167,705	15.4%	96,762	13.2%
Information Technology	156,768	14.4%	117,499	16.0%
Materials	42,651	3.9%	46,832	6.4%
Telecommunication Services	90,602	8.4%	81,675	11.1%
Utilities	16,683	1.5%	12,940	1.8%

Total	$1,087,472	100.0%	$733,580	100.0%

Portfolio Asset Quality

In addition to various risk management and monitoring tools, FB Advisor uses an investment rating system to characterize and monitor the expected level of returns on each investment in our portfolio. FB Advisor uses an investment rating scale of 1 to 5. The following is a description of the conditions associated with each investment rating:

Investment Rating	Summary Description
1	Investment exceeding expectations and/or capital gain expected.

2	Performing investment generally executing in accordance with the portfolio company’s business plan—full return of principal and interest expected.

3	Performing investment requiring closer monitoring.

4	Underperforming investment—some loss of interest or dividend expected, but still expecting a positive return on investment.

5	Underperforming investment with expected loss of interest and some principal.

The following table shows the distribution of our investments on the 1 to 5 investment rating scale at fair value as of June 30, 2011 and December 31, 2010:

	June 30, 2011 (Unaudited)		December 31, 2010
Investment Rating	Investments at Fair Value	Percentage of Portfolio	Investments at Fair Value	Percentage of Portfolio
1	$66,534	6%	$38,899	5%
2	992,684	91%	682,861	93%
3	16,939	2%	11,384	2%
4	—	—	436	—
5	11,315	1%	—	—

	$1,087,472	100%	$733,580	100%

The amount of the portfolio in each grading category may vary substantially from period to period resulting primarily from changes in the composition of the portfolio as a result of new investment, repayment, and exit activities. In addition, changes in the grade of investments may be made to reflect our expectation of performance and changes in investment values.

Results of Operations

Comparison of the six months ended June 30, 2011 and June 30, 2010

Revenues

We generated investment income of $42,914 and $9,194 for the six months ended June 30, 2011 and 2010, respectively, in the form of interest earned on senior secured loans, subordinated debt, CLOs, collateralized debt obligations, or CDOs, and corporate bonds in our portfolio and dividends earned on preferred equity securities. Such revenues represent $39,061 and $7,085 of cash interest earned as well as $3,853 and $2,109 in non-cash portions relating to accretion of discount and PIK interest for the six months ended June 30, 2011 and 2010, respectively. Cash flows related to such non-cash revenues may not occur for a number of reporting periods or years after such revenues are recognized. The increase in investment income is due to the growth of our portfolio since commencing operations in 2009. The level of interest income we receive is directly related to the balance of interest-bearing investments multiplied by the weighted average yield of our investments.

We earned no fees in connection with our investments during the six months ended June 30, 2011 or 2010.

Expenses

Our total operating expenses were $22,591 and $4,944 for the six months ended June 30, 2011 and 2010, respectively. Our operating expenses include base management fees attributed to FB Advisor of $10,784 and $2,287 for the six months ended June 30, 2011 and 2010, respectively. Our operating expenses also include administrative services expenses attributed to FB Advisor of $988 and $350 for the six months ended June 30, 2011 and 2010, respectively.

FB Advisor is eligible to receive incentive fees based on performance. We recorded incentive fee expense of $3,911 for the six months ended June 30, 2011. The incentive fee expense for the six months ended June 30, 2011 includes $2,743 accrued with respect to unrealized gains in our investment portfolio, although no such incentive fee is actually payable by us with respect to such unrealized gains unless and until those gains are actually realized. See “—Critical Accounting Policies—Capital Gains Incentive Fee.”

We recorded interest expense of $4,460 and $870 for the six months ended June 30, 2011 and 2010, respectively, in connection with the credit facility. Fees incurred with BNY Mellon Asset Servicing (formerly PNC Global Investment Services), which provides various accounting and administrative services to us, totaled $394 and $331 for the six months ended June 30, 2011 and 2010, respectively. We incurred expenses with our stock transfer agent of $690 and $372 for the six months ended June 30, 2011 and 2010, respectively.

Our other general and administrative expenses totaled $1,364 and $734 for the six months ended June 30, 2011 and 2010, respectively, and consisted of the following:

	Six Months Ended June 30,
	2011	2010
Expenses associated with our independent audit and related fees	$240	$155
Compensation of our chief financial officer and our chief compliance officer(1)	53	77
Legal fees	106	189
Printing fees	217	109
Fees paid to our independent directors	264	91
Other	484	113

Total	$1,364	$734

(1)	On March 14, 2011, William Goebel was appointed as our chief financial officer. Mr. Goebel is employed by Franklin Square Holdings and will not receive any direct compensation from us in this capacity. As a result, for periods after March 31, 2011, this line item will not include compensation paid to our chief financial officer and will only represent compensation paid to our chief compliance officer.

During the six months ended June 30, 2011 and 2010, the ratio of our operating expenses to our average net assets was 3.79% and 3.30%, respectively. We generally expect our operating expenses to decline as a percentage of our total assets during periods of asset growth and increase as a percentage of our total assets during periods of asset declines. Incentive fees, interest expense and costs relating to our continuous offering, among other things, may also increase or decrease our operating expenses in relation to our expense ratios relative to comparative periods depending on portfolio performance, changes in benchmark interest rates such as LIBOR and offerings of our securities, among other factors. The higher ratio of operating expenses to average net assets during the six months ended June 30, 2011 compared to the six months ended June 30, 2010 can primarily be attributed to (i) a change in our methodology during the fourth quarter of 2010 for accruing for incentive fees to include unrealized gains in the calculation of our capital gains incentive fee expense, even though no such incentive fee is actually payable by us with respect to such unrealized gains unless and until those gains are actually realized (see “—Critical Accounting Policies—Capital Gains Incentive Fee”), and (ii) interest expense related to the credit facility between Broad Street and Deutsche Bank which was established during March 2010. Without such expenses, our ratio of operating expenses to average net assets would have been approximately 2.58% during the six months ended June 30, 2011.

Expense Reimbursement

Beginning on February 26, 2009, our affiliate and sponsor, Franklin Square Holdings, agreed to reimburse us for expenses in an amount that is sufficient to ensure that, for tax purposes, our net investment income and net capital gains are equal to or greater than the cumulative distributions paid to our stockholders in each quarter. This arrangement is designed to ensure that no portion of our distributions will represent a return of capital for our stockholders. Franklin Square Holdings has no obligation to reimburse any portion of our expenses. The specific amount of expenses reimbursed by Franklin Square Holdings, if any, will be determined at the end of each quarter. During each of the six months ended June 30, 2011 and 2010, respectively, we received no reimbursements from Franklin Square Holdings. We do not expect that conditions will require Franklin Square Holdings to provide reimbursements in the future. To the extent reimbursements may be needed in the future, there can be no assurance that Franklin Square Holdings will provide any such reimbursements. Franklin Square Holdings is controlled by our chairman, president and chief executive officer, Michael Forman, and our vice-chairman, David Adelman.

Net Investment Income

Our net investment income totaled $20,323 ($0.33 per share) and $4,250 ($0.26 per share) for the six months ended June 30, 2011 and 2010, respectively.

Net Realized Gains or Losses

We sold investments and received principal repayments of $384,112 and $225,093, respectively, during the six months ended June 30, 2011, from which we realized net gains of $20,023. We sold investments and received principal repayments of $28,830 and $31,489, respectively, during the six months ended June 30, 2010, from which we realized net gains of $3,089.

Net Change in Unrealized Appreciation (Depreciation) on Investments and Unrealized Gain/Loss on Foreign Currency

For the six months ended June 30, 2011, the net change in unrealized appreciation (depreciation) on investments totaled ($1,564) and the net change in unrealized gain/loss on foreign currency totaled $73. The change in unrealized appreciation on our TRS was $1,287 during this period. For the six months ended June 30,

2010, the net change in unrealized appreciation (depreciation) on investments totaled ($6,091) and the net change in unrealized gain/loss on foreign currency totaled ($96). The change in unrealized appreciation (depreciation) on our investments during the six months ended June 30, 2011 was primarily driven by sales of investments that resulted in the conversion of unrealized gains on such investments to realized gains, thereby reducing unrealized appreciation. The change in unrealized appreciation (depreciation) on our investments during the six months ended June 30, 2010 was primarily driven by a general widening of credit spreads during the second quarter of 2010.

Net Increase in Net Assets Resulting from Operations

For the six months ended June 30, 2011, the net increase in net assets resulting from operations was $40,142 ($0.65 per share) compared to a net increase in net assets resulting from operations of $1,152 ($0.07 per share) during the six months ended June 30, 2010.

Comparison of the years ended December 31, 2010 and December 31, 2009

Revenues

We generated investment income of $30,670 and $4,420 for the years ended December 31, 2010 and 2009, respectively, in the form of interest earned on senior secured loans, subordinated debt, CLOs, CDOs and corporate bonds in our portfolio. Such revenues represent $25,742 and $2,513 of cash interest earned as well as $4,928 and $1,907 in non-cash portions relating to accretion of discount and PIK interest for the years ended December 31, 2010 and 2009, respectively. Cash flows related to such non-cash revenues may not occur for a number of reporting periods or years after such revenues are recognized. The increase in investment income was due to the growth of our portfolio since commencing operations in 2009. The level of interest income we receive is directly related to the balance of interest-bearing investments multiplied by the weighted average yield of our investments.

We earned no fees in connection with our investments during the years ended December 31, 2010 or 2009.

Expenses

Our total operating expenses were $21,278 and $2,509 for the years ended December 31, 2010 and 2009, respectively. Our operating expenses included base management fees attributed to FB Advisor of $7,900 and $829 for the years ended December 31, 2010 and 2009, respectively. Our operating expenses also included administrative services expenses attributed to FB Advisor of $924 and $261 for the years ended December 31, 2010 and 2009, respectively.

FB Advisor is eligible to receive incentive fees based on performance. We recorded incentive fee expenses during the years ended December 31, 2010 and 2009 of $5,459 and $173, respectively. The incentive fee expense for the year ended December 31, 2010 included $4,063 accrued with respect to unrealized gains in our investment portfolio, although no such incentive fee is actually payable by us with respect to such unrealized gains unless and until those gains are actually realized. See “—Critical Accounting Policies—Capital Gains Incentive Fee.”

We recorded interest expense of $3,881 for the year ended December 31, 2010 in connection with the credit facility. Fees incurred with BNY Mellon Asset Servicing (formerly PNC Global Investment Services), which provides various accounting and administrative services to us, totaled $568 and $326 for the years ended December 31, 2010 and 2009, respectively. We incurred expenses with our stock transfer agent of $890 and $265 for the years ended December 31, 2010 and 2009, respectively.

Our other general and administrative expenses totaled $1,656 and $655 for the years ended December 31, 2010 and 2009, respectively, and consisted of the following:

	Year Ended December 31,
	2010	2009
Expenses associated with our independent audit and related fees	$385	$114
Compensation of our chief financial officer and our chief compliance officer	168	153
Legal fees	316	151
Printing fees	260	42
Fees paid to our independent directors	189	81
Other	338	114

Total	$1,656	$655

After the first half of 2009, our other general and administrative expenses increased as initial pricing arrangements that we negotiated with certain vendors, due to our relatively small scale, ceased. In addition, our independent directors began receiving fees in connection with their service as independent directors in the second half of 2009. Prior to the third quarter of 2009, our independent directors had agreed to waive all fees payable in connection with their service as members of our board of directors.

During the years ended December 31, 2010 and 2009, the ratio of our operating expenses to our average net assets was 9.89% and 6.53%, respectively. We generally expect our general and administrative operating expenses to decline as a percentage of our total assets during periods of asset growth and to increase as a percentage of our total assets during periods of asset declines. Incentive fees, interest expense and costs relating to our continuous offering, among other things, may also increase or decrease our operating expenses in relation to our expense ratios relative to comparative periods depending on portfolio performance, changes in benchmark interest rates such as LIBOR and offerings of our securities, among other factors. The higher ratio of operating expenses to average net assets during the year ended December 31, 2010 compared to the year ended December 31, 2009 can primarily be attributed to (i) a change in our methodology during 2010 for accruing for incentive fees to include unrealized gains in the calculation of our capital gains incentive fee expense, even though no such incentive fee is actually payable by us with respect to such unrealized gains unless and until those gains are actually realized (see “—Critical Accounting Policies—Capital Gains Incentive Fee”), and (ii) interest expense related to the credit facility between Broad Street and Deutsche Bank which was established during the first quarter of 2010. Without such expenses, our ratio of operating expenses to average net assets would have been approximately 6.20% during the year ended December 31, 2010.

Expense Reimbursement

Beginning on February 26, 2009, our affiliate and sponsor, Franklin Square Holdings, agreed to reimburse us for expenses in an amount that is sufficient to ensure that, for tax purposes, our net investment income and net capital gains are equal to or greater than the cumulative distributions paid to our stockholders in each quarter. This arrangement is designed to ensure that no portion of our distributions will represent a return of capital for our stockholders. Franklin Square Holdings has no obligation to reimburse any portion of our expenses. The specific amount of expenses reimbursed by Franklin Square Holdings, if any, will be determined at the end of each quarter. During the year ended December 31, 2010, we received no reimbursements from Franklin Square Holdings. During the year ended December 31, 2009, reimbursements from Franklin Square Holdings totaled $240. We do not expect that conditions will require Franklin Square Holdings to provide reimbursements in the future. To the extent reimbursements may be needed in the future, there can be no assurance that Franklin Square Holdings will provide any such reimbursements. Franklin Square Holdings is controlled by our chairman, president and chief executive officer, Michael Forman, and our vice-chairman, David Adelman.

Net Investment Income

Our net investment income totaled $9,392 ($0.40 per share) and $2,151 ($0.48 per share) for the years ended December 31, 2010 and 2009, respectively.

Net Realized Gains or Losses

We sold investments and received principal repayments of $122,581 and $117,473, respectively, during the year ended December 31, 2010, from which we realized net gains of $9,081. We sold investments and received principal repayments of $11,779 and $4,938, respectively, during the year ended December 31, 2009, from which we realized net gains of $1,030.

Net Change in Unrealized Appreciation on Investments and Unrealized Loss on Foreign Currency

For the year ended December 31, 2010, the net change in unrealized appreciation on investments totaled $9,809 and the net change in unrealized loss on foreign currency totaled $18. For the year ended December 31, 2009, the net change in unrealized appreciation on investments totaled $8,275. We did not hold any investment denominated in a foreign currency during the year ended December 31, 2009. The unrealized appreciation on our investments during the year ended December 31, 2010 was primarily driven by general improvement in the credit markets. The increase in unrealized appreciation for the year ended December 31, 2009 was due primarily to general increases in prices for senior secured debt as the loan market partially recovered from its historical lows reached in the fourth quarter of 2008.

Net Increase in Net Assets Resulting from Operations

For the year ended December 31, 2010, the net increase in net assets resulting from operations was $28,264 ($1.21 per share) compared to a net increase in net assets resulting from operations of $11,456 ($2.57 per share) during the corresponding period in 2009.

Comparison of the years ended December 31, 2009 and December 31, 2008

We commenced operations on January 2, 2009, when we raised in excess of $2,500 from persons who are not affiliated with us or FB Advisor. As a result, no comparisons with the year ended December 31, 2008 have been provided.

For the year ended December 31, 2008 and for the period from December 21, 2007 (Inception) to December 31, 2007, we incurred organization costs of $605 and $37, respectively, included in other general and administrative expenses, which represented our only operating activities at that time. These organization costs included, among other items, the cost of legal services pertaining to our organization and the incorporation of our business. These costs were paid on our behalf by an affiliate and were treated as capital contributions. No such costs were incurred during the years ended December 31, 2010 and 2009.

Financial Condition, Liquidity and Capital Resources

During the six months ended June 30, 2011, we sold 48,700,320 shares of our common stock for gross proceeds of $518,405. The gross proceeds received during the six months ended June 30, 2011 include reinvested stockholder distributions of $12,248. During the six months ended June 30, 2011, we also incurred offering costs of $2,297 in connection with the sale of our common stock, which consisted primarily of legal, due diligence and printing fees. The offering costs were offset against capital in excess of par in our consolidated financial statement and the other expenses were charged to expense as incurred. The sales commissions and dealer manager fees related to the sale of our common stock were $47,190 for the six months ended June 30, 2011. These sales commissions and fees include $9,115 retained by the dealer manager, FS2 Capital Partners, LLC, which is one of our affiliates.

During the year ended December 31, 2010, we sold 31,320,067 shares (as adjusted for stock distributions) of our common stock for gross proceeds of $324,420. The gross proceeds received during the year ended December 31, 2010 include reinvested stockholder distributions of $8,252. During the year ended December 31, 2010, we also incurred offering costs of $1,671 in connection with the sale of our common stock, which consisted primarily of legal, due diligence and printing fees. Franklin Square Holdings funded $1,125 of these offering costs. We recorded these costs as a contribution to capital. The offering costs were offset against capital in excess of par in our consolidated financial statement and the other expenses were charged to expense as incurred. The sales commissions and dealer manager fees related to the sale of our common stock were $30,252 for the year ended December 31, 2010. These sales commissions and fees include $5,435 retained by FS2 Capital Partners, LLC.

During the year ended December 31, 2009, we sold 10,105,293 shares (as adjusted for stock distributions) of our common stock for gross proceeds of $93,464 and incurred related offering costs of $387 in connection with the sale of our common stock, which consisted primarily of legal, due diligence and printing fees. Franklin Square Holdings funded these offering costs. The sales commissions and dealer manager fees related to the sale of our common stock were $8,187 for the year ended December 31, 2009. These sales commissions and fees include $1,295 retained by FS2 Capital Partners, LLC.

As of September 30, 2011, we have sold 125,038,578 shares (as adjusted for stock distributions) of our common stock for gross proceeds of $1,308,707 since commencing our continuous public offering. Including the seed capital contributed by Messrs. Forman and Adelman, we have raised gross proceeds of $1,309,707 as of September 30, 2011.

We generate cash primarily from the net proceeds of our ongoing continuous public offering and from cash flows from fees, interest and dividends earned from our investments as well as principal repayments and proceeds from sales of our investments. We are engaged in a continuous offering of shares of our common stock. We accept subscriptions on a continuous basis and issue shares at semi-monthly closings at prices that, after deducting selling commissions and dealer manager fees, must be above our net asset value per share.

Prior to investing in securities of portfolio companies, we will invest the net proceeds from our continuous offering primarily in cash, cash equivalents, U.S. government securities, repurchase agreements and high-quality debt instruments maturing in one year or less from the time of investment, consistent with our business development company election and our election to be taxed as a RIC.

As of June 30, 2011, we had $138,098 in cash, which we have invested in interest bearing accounts, and $43,391 in cash held as collateral by Citibank under the terms of the TRS.

To provide our stockholders with limited liquidity, we conduct quarterly tender offers pursuant to our share repurchase program. During the year ended December 31, 2010, we repurchased 228,950 shares at $9.36 per share for aggregate consideration totaling $2,143. The following table reflects certain information regarding the quarterly tender offers that we have conducted since December 31, 2010:

For the Three Months Ended	Repurchase Date	Shares Repurchased	Repurchase Price Per Share	Aggregate Consideration for Repurchased Shares (in thousands)
December 31, 2010	January 3, 2011	99,633	$9.590	$955
March 31, 2011	April 1, 2011	158,258	9.675	1,531
June 30, 2011	July 1, 2011	79,250	9.675	767
September 30, 2011	October 3, 2011	121,399	9.585	1,164

Revolving Credit Facility

On January 28, 2011, Broad Street and Deutsche Bank entered into an amended and restated multi-lender, syndicated revolving credit facility, or the credit facility, which amended and restated the revolving credit facility

Broad Street originally entered into with Deutsche Bank on March 10, 2010 and the amendments thereto, or the original credit facility. Deutsche Bank is a lender and serves as administrative agent under the credit facility.

The credit facility provides for borrowings in an aggregate amount up to $340,000. Pursuant to the terms of the credit facility, borrowings thereunder may be designated as Tranche A borrowings in an amount up to $240,000 (referred to herein as the Tranche A Commitment) or as Tranche C borrowings in an amount up to $100,000 (referred to herein as the Tranche C Commitment). The credit facility also provides for Tranche B borrowings in an amount up to $100,000 (referred to herein as the Tranche B Commitment), but there are currently no Tranche B Commitments outstanding. All Tranche A Commitments bear interest at the rate of LIBOR + 2.23% per annum and will mature and be due and payable on March 10, 2012. All Tranche C Commitments bear interest at the rate of LIBOR + 1.85% per annum and will mature and be due and payable on March 10, 2012. In connection with the amendment and restatement of the original credit facility, a $100,000 Tranche B Commitment that was provided under the original credit facility by Deutsche Bank to Broad Street on an uncommitted basis was converted into a $100,000 Tranche C Commitment provided by a new lender on a committed basis.

In connection with entering into the original credit facility, and from time to time thereafter, we transferred debt securities to Broad Street as a contribution to capital and retain a residual interest in the contributed debt securities through our ownership of Broad Street. We may contribute additional debt securities to Broad Street from time to time and Broad Street may purchase additional debt securities from various sources. Broad Street has appointed us to manage its portfolio of debt securities pursuant to the terms of an investment management agreement. Broad Street’s obligations to the lenders under the credit facility are secured by a first priority security interest in substantially all of the assets of Broad Street, including its portfolio of debt securities.

As of June 30, 2011, $340,000 was outstanding under the credit facility. The carrying amount of the amount outstanding under the credit facility approximates its fair value. We incurred costs of $1,546 in connection with obtaining and amending the credit facility, which we recorded as deferred financing costs on our consolidated balance sheet and amortize to interest expense over the life of the credit facility. As of June 30, 2011, $634 of such deferred financing costs have yet to be amortized to interest expense.

The effective interest rate under the credit facility was 2.41% on June 30, 2011. Interest is paid quarterly in arrears and commenced August 20, 2010. We recorded interest expense of $4,460 and $870 for the six months ended June 30, 2011 and 2010, respectively, of which $428 and $161 related to the amortization of deferred financing costs. We paid $4,248 in interest expense for the six months ended June 30, 2011. The average borrowings under the credit facility for the six months ended June 30, 2011 and 2010 were $337,434 and $90,178, with a weighted average interest rate of 2.35% and 2.95%, respectively.

Borrowings under the credit facility are subject to compliance with a borrowing base, pursuant to which the amount of funds advanced to Broad Street varies depending upon the types of assets in Broad Street’s portfolio. The occurrence of certain events described as “Super-Collateralization Events” in the credit agreement that governs the credit facility, or a decline in our net asset value below a specified threshold, results in a lowering of the amount of funds that will be advanced against such assets. Super-Collateralization Events include, without limitation, (i) certain key employees ceasing to be directors, principals, officers or investment managers of GDFM, the sub-adviser to FB Advisor; (ii) the bankruptcy or insolvency of GDFM or FB Advisor; (iii) GDFM ceasing to act as our sub-adviser or FB Advisor ceasing to act as our investment adviser; (iv) our ceasing to act as Broad Street’s investment manager, becoming bankrupt or insolvent, defaulting on certain material agreements or failing to maintain a net asset value at least equal to $50,000; and (v) us, GDFM or FB Advisor committing fraud or other illicit acts in our or their investment advisory capacities.

In connection with the credit facility, Broad Street has made certain representations and warranties and is required to comply with various covenants, reporting requirements and other customary requirements for similar facilities. In addition to customary events of default included in financing transactions, the credit facility contains the following events of default: (a) the failure to make principal payments when due or interest payments within three business days of when due, (b) borrowings under the credit facility exceeding the applicable advance rates, (c) the purchase by Broad Street of certain ineligible assets, (d) the insolvency or bankruptcy of Broad Street or us, (e) we cease to act as investment manager of Broad Street’s assets, (f) the decline of our net asset value below $50,000 and (g) fraud or other illicit acts by us, FB Advisor or GDFM in our or their investment advisory capacities. During the continuation of an event of default, Broad Street must pay interest at a default rate. Broad Street was in compliance with the terms of the credit facility as of June 30, 2011.

Borrowings of Broad Street will be considered borrowings by us for purposes of complying with the asset coverage requirements under the 1940 Act applicable to business development companies.

Total Return Swap

On March 18, 2011, Arch Street, our newly-formed, wholly-owned financing subsidiary, entered into a TRS for senior secured floating rate loans with Citibank. On June 9, 2011, Arch Street entered into an amendment to the TRS to increase the maximum market value of the portfolio of loans subject to the TRS.

The TRS with Citibank enables us, through our ownership of Arch Street, to obtain the economic benefit of owning the loans subject to the TRS, without actually owning them, in return for an interest-type payment to Citibank. As such, the TRS is analogous to Arch Street borrowing funds to acquire loans and incurring interest expense to a lender.

The obligations of Arch Street under the TRS are non-recourse to us and our exposure under the TRS is limited to the value of our investment in Arch Street, which generally will equal the value of cash collateral provided by Arch Street under the TRS. Pursuant to the terms of the TRS, Arch Street may select a portfolio of loans with a maximum market value (determined at the time each such loan becomes subject to the TRS) of $300,000. Arch Street is required to initially cash collateralize a specified percentage of each loan (generally between 20% and 25% of the market value of such loan) included under the TRS in accordance with margin requirements described in the agreements governing the TRS. Under the terms of the TRS, Arch Street has agreed not to draw upon, or post as collateral, such cash collateral in respect of other financings or operating requirements prior to the termination of the TRS.

Pursuant to the terms of an investment management agreement that we have entered into with Arch Street, we act as the manager of the rights and obligations of Arch Street under the TRS, including selecting the specific loans to be included in the portfolio of loans subject to the TRS. Accordingly, the loans selected by Arch Street for purposes of the TRS are selected by us in accordance with our investment objectives and strategy to generate current income and, to a lesser extent, long-term capital appreciation as described in this prospectus. In addition, pursuant to the terms of the TRS, Arch Street may select any loan or obligation available in the market to be included in the portfolio of loans that meets the obligation criteria set forth in the agreements between Arch Street and Citibank which collectively establish the TRS and are collectively referred to herein as the TRS Agreement.

Each individual loan, and the portfolio of loans taken as a whole, must meet criteria described in the TRS Agreement. Under the terms of the TRS, Citibank, as calculation agent, determines whether there has been a failure to satisfy the portfolio criteria in the TRS. If such failure continues for 30 days following the delivery of notice thereof, then Citibank has the right, but not the obligation, to terminate the TRS. Arch Street receives from Citibank all interest and fees payable in respect of the loans included in the portfolio. Arch Street pays to Citibank interest at a rate equal to one-month LIBOR + 1.25% per annum. In addition, upon the termination or repayment of any loan subject to the TRS, Arch Street will either receive from Citibank the appreciation in the value of such loan, or pay to Citibank any depreciation in the value of such loan. Under the terms of the TRS, Arch Street may be required to post additional cash collateral, on a dollar-for-dollar basis, in the event of depreciation in the value of the underlying loans after such value decreases below a specified amount. The limit on the additional collateral that Arch Street may be required to post pursuant to the TRS is equal to the difference between the full notional amount of the loans underlying the TRS and the amount of cash collateral already posted by Arch Street. The amount of collateral required to be posted by Arch Street is determined primarily on the basis of the aggregate value of the underlying loans.

We have no contractual obligation to post any such additional collateral or to make any interest payments to Citibank. We may, but are not obligated to, increase our equity investment in Arch Street for the purpose of funding any additional collateral or payment obligations for which Arch Street may become obligated during the term of the TRS. If we do not make any such additional investment in Arch Street and Arch Street fails to meet its obligations under the TRS, then Citibank will have the right to terminate the TRS and seize the cash collateral posted by Arch Street under the TRS. In the event of an early termination of the TRS, Arch Street would be required to pay an early termination fee based on the amount of the unused capacity of the TRS.

Citibank may terminate the TRS on or after March 18, 2013, the second anniversary of the effectiveness of the TRS. Arch Street may terminate the TRS at any time upon providing no more than 30 days, and no less than 10 days, prior notice to Citibank. Any termination prior to the second anniversary of the effectiveness of the TRS will result in payment of an early termination fee to Citibank. In the event of an early termination of the TRS, Arch Street would be required to pay an early termination fee based on the maximum notional amount of the TRS. Under the terms of the TRS, the early termination fee will equal the present value of a stream of monthly payments which would be owed by Arch Street to Citibank for the period from the termination date through and including the earlier of (i) the one year anniversary of the termination date and (ii) March 18, 2013. Such monthly payments will equal the product of (x) 90%, multiplied by (y) the aggregate notional amount of the TRS ($300,000), multiplied by (z) 1.25% per annum. If the TRS had been terminated as of September 30, 2011, Arch Street would have been required to pay an early termination fee of approximately $3,422. Arch Street is required to pay a minimum usage fee in connection with the TRS. Arch Street will also pay Citibank customary fees in connection with the establishment and maintenance of the TRS.

The value of the TRS is based primarily on the valuation of the underlying portfolio of loans subject to the TRS. Pursuant to the terms of the TRS, on each business day, Citibank values each underlying loan in good faith on a mark-to-market basis by determining how much Citibank would receive on such date if it sold the loan in the open market. Citibank reports the mark-to-market values of the underlying loans to Arch Street. Each of the loans underlying the TRS is required to be rated by Moody’s and S&P and quoted by a nationally-recognized pricing service. As of June 30, 2011, the fair value of the TRS was $1,287. The fair value of the TRS is reflected as an unrealized gain on our consolidated balance sheet. The change in value of the TRS is reflected in our statement of operations as net change in unrealized appreciation on total return swap. As of June 30, 2011, Arch Street had selected 41 underlying loans with a total notional amount of $202,435 and posted $43,391 in cash collateral held by Citibank (of which only $42,363 was required to be posted), which is reflected in due from counterparty in our consolidated balance sheet. Neither the cash collateral required to be posted with Citibank nor any other assets of Arch Street are available to pay our debts.

For purposes of the asset coverage ratio test applicable to us as a BDC, we have agreed with the staff of the SEC to treat the outstanding notional amount of the TRS, less the initial amount of any cash collateral required to be posted by Arch Street under the TRS, as a senior security for the life of that instrument. We may, however, accord different treatment to the TRS in the future in accordance with any applicable new rules or interpretations adopted by the staff of the SEC. See “Senior Securities.”

JPM Financing

On July 21, 2011, we entered into a conventional debt financing arrangement with JPM, through two wholly-owned subsidiaries, pursuant to which up to $300,000 will be made available to us to fund investments in new securities and for other general corporate purposes. Pricing under the facility is based on three-month LIBOR plus a spread of 3.25% per annum for the relevant period. We elected to structure the financing in the manner described more fully below in order to, among other things, obtain such financing at a lower cost than would be available through alternate arrangements.

Pursuant to the financing transaction, loans in our portfolio having an aggregate market value of up to $600,000 may be sold by us from time to time to Locust Street, a newly-formed, special-purpose bankruptcy-remote subsidiary of ours, pursuant to the Asset Transfer Agreement. Under the Asset Transfer Agreement, on July 21, 2011, we sold loans to Locust Street for a purchase price of approximately $365,396, all of which consisted of equity interests in Locust Street that Locust Street issued to us. We own all of the equity in Locust Street.

The loans purchased by Locust Street will secure the obligations of Locust Street under the Class A Notes to be issued by Locust Street from time to time to Race Street, another newly-formed, special-purpose bankruptcy-remote subsidiary of ours, pursuant to the Indenture. The Class A Notes may be issued in an aggregate principal amount of up to $420,000 and mature on July 15, 2021. Race Street will purchase the issued Class A Notes from time to time at a purchase price equal to their par value. On July 21, 2011, Race Street purchased a Class A Note in the principal amount of $63,000. We funded this purchase through a capital contribution of $63,000 to Race Street. We own all of the equity in Race Street.

Race Street, in turn, has entered into a repurchase transaction with JPM pursuant to the terms of the JPM Facility. Pursuant to the JPM Facility, JPM has agreed to purchase from time to time Class A Notes held by Race Street for an aggregate purchase price equal to approximately 71% of the principal amount of Class A Notes purchased. Subject to certain conditions, the maximum principal amount of Class A Notes that may be purchased under the JPM Facility is $420,000. Accordingly, the maximum amount payable at any time to Race Street under the JPM Facility will not exceed $300,000. On July 21, 2011, a Class A Note in the principal amount of $63,000 was purchased by JPM from Race Street pursuant to the JPM Facility for $45,000. Under the JPM Facility, Race Street will, on a quarterly basis, repurchase the Class A Notes sold to JPM under the JPM Facility and subsequently resell such Class A Notes to JPM. The final repurchase transaction must occur no later than July 15, 2015. The repurchase price paid by Race Street to JPM for each repurchase of the Class A Notes will be equal to the purchase price paid by JPM for such Class A Notes, plus interest thereon accrued at the applicable pricing rate under the JPM Facility, as described below.

During the 180-day period following the initial transaction under the JPM Facility, Race Street intends to enter into additional repurchase transactions thereunder with respect to an additional $357,000 in principal amount of Class A Notes. If at any time during the term of the JPM Facility the market value of the underlying loans held by Locust Street securing the Class A Notes declines by an amount greater than the Margin Threshold, Race Street will be required to post cash collateral with JPM in an amount at least equal to the amount by which the market value of such loans at such time is less than the Margin Threshold. In such event, in order to satisfy these margin-posting requirements, Race Street intends to borrow funds from us pursuant to the Revolving Credit Agreement. We may, in our sole discretion, make such loans from time to time to Race Street pursuant to the terms of the Revolving Credit Agreement. Borrowings under the Revolving Credit Agreement will accrue interest at a rate equal to one-month LIBOR plus a spread of 0.75% per annum.

Pricing under the JPM Facility is based on three-month LIBOR plus a spread of 3.25% per annum for the relevant period. Commencing January 2013, Race Street is permitted to reduce (based on certain thresholds) the aggregate principal amount of Class A Notes subject to the JPM Facility. Such reductions will be subject to breakage fees calculated as the present value of 1.25% per annum over the remaining term of the JPM Facility applied to the amount of such reduction.

Interest on the Class A Notes will accrue at three-month LIBOR plus a spread of 4.00% per annum. Principal on the Class A Notes will be due and payable on the stated maturity date of July 15, 2021. Pursuant to the Indenture, Locust Street has made certain representations and warranties and is required to comply with various covenants, reporting requirements and other customary requirements for similar transactions. In addition to customary events of default included in similar transactions, the Indenture contains the following events of default: (a) the failure to make principal payments on the Class A Notes at their stated maturity or redemption date, or to make interest payments on the Class A Notes within five business days of when due; (b) the failure of the aggregate outstanding principal balance (subject to certain reductions) of the loans securing the Class A

Notes to be at least 130% of the outstanding principal amount of the Class A Notes; and (c) GDFM ceasing to be the sub-advisor to FB Advisor.

In connection with the Class A Notes and the Indenture, Locust Street also entered into (i) a collateral management agreement with us, as collateral manager, dated as of July 21, 2011, pursuant to which we will manage the assets of Locust Street, and (ii) a collateral administration agreement with Virtus Group, LP, or Virtus, as collateral administrator, dated as of July 21, 2011, pursuant to which Virtus will perform certain administrative services with respect to the assets of Locust Street.

RIC Status and Distributions

We have elected to be treated for federal income tax purposes as a RIC under Subchapter M of the Code. In order to qualify as a RIC, we must distribute at least 90% of our “Investment Company Taxable Income,” as defined by the Code, each year. As long as the distributions are declared by the due date of the tax return, including extensions, distributions paid up to one year after the current tax year can be carried back to the prior tax year for determining the distributions paid in such tax year. We intend to make sufficient distributions to our stockholders to maintain our RIC status each year. We are also subject to nondeductible federal excise taxes if we do not distribute at least 98% of net ordinary income, 98.2% of any capital gain net income, if any, and any recognized and undistributed income from prior years for which we paid no federal income taxes.

Following commencement of our operations, we declared our first distribution on January 29, 2009. Subject to the board of directors’ discretion and applicable legal restrictions, our board of directors intends to authorize and declare distributions on either a semi-monthly or monthly basis and pay distributions on either a monthly or quarterly basis. While we historically paid distributions on a quarterly basis, commencing in the fourth quarter of 2010, we began to pay distributions on a monthly rather than quarterly basis. We will calculate each stockholder’s specific distribution amount for the period using record and declaration dates, and each stockholder’s distributions will begin to accrue on the date we accept each stockholder’s subscription for shares of our common stock. From time to time, we may also pay special interim distributions in the form of cash or shares of our common stock at the discretion of our board of directors. During certain periods, our distributions may exceed our earnings. As a result, it is possible that a portion of the distributions we make may represent a return of capital for tax purposes. Each year a statement on Form 1099-DIV identifying the source of the distributions will be mailed to our stockholders. No portion of the distributions paid during the years ended December 31, 2010 or 2009 represented a return of capital for tax purposes.

We make our ordinary distributions in the form of cash, out of assets legally available, unless stockholders elect to receive their distributions in additional shares of our common stock under our distribution reinvestment plan. Any distributions reinvested under the plan will nevertheless remain taxable to the U.S. stockholder.

The following table reflects the cash distributions per share that we have declared and paid on our common stock during the years ended December 31, 2008, 2009 and 2010 and the year ending December 31, 2011 (through September 30, 2011):

	Distribution
For the Year Ended / Ending December 31,	Per Share(1)	Amount
2008	$0.1835	$25
2009	0.6717	3,134
2010(2)(3)	0.8728	21,389
2011 (through September 30, 2011)(4)(5)	0.6732	52,593

(1)	The amount of each per share distribution has been retroactively adjusted to reflect the stock distributions declared throughout 2009 and 2010 as discussed below.
(2)	In addition to regular semi-monthly cash distributions during such period, cash distributions declared and paid on our common stock during the year ended December 31, 2010 include approximately $3,851, or approximately $0.12 per share, in special cash distributions.

(3)	On October 13, 2010, our board of directors determined to increase the amount of semi-monthly distributions payable to stockholders of record from $0.03125 per share to $0.03185 per share, effective October 1, 2010. On October 29, 2010, our board of directors determined to increase the amount of semi-monthly distributions payable to stockholders of record from $0.03185 per share to $0.032156 per share, effective November 1, 2010.
(4)	In addition to regular semi-monthly cash distributions during such period, cash distributions declared and paid on our common stock during the year ending December 31, 2011 (through September 30, 2011) include approximately $5,378, or approximately $0.08 per share, in special cash distributions.
(5)	On April 13, 2011, our board of directors determined to increase the amount of semi-monthly distributions payable to stockholders of record from $0.032156 per share to $0.033594 per share, effective May 1, 2011. The increase in the regular semi-monthly cash distributions commenced with the semi-monthly distributions declared on May 10, 2011, which were paid on May 31, 2011 to stockholders of record as of May 13, 2011 and May 30, 2011, respectively.

The timing and amount of any future distributions to stockholders are subject to applicable legal restrictions and the sole discretion of our board of directors.

We have adopted an “opt in” distribution reinvestment plan for our stockholders. As a result, if we make a distribution, our stockholders will receive distributions in cash unless they specifically “opt in” to the distribution reinvestment plan so as to have their cash distributions reinvested in additional shares of our common stock. See “Distribution Reinvestment Plan.”

We may fund our cash distributions to stockholders from any sources of funds available to us, including offering proceeds, borrowings, net investment income from operations, capital gains proceeds from the sale of assets, non-capital gains proceeds from the sale of assets and expense reimbursements from Franklin Square Holdings. We have not established limits on the amount of funds we may use from available sources to make distributions. The following table reflects, for tax purposes, the sources of the cash distributions that we have paid on our common stock during the six months ended June 30, 2011 and 2010 and the years ended December 31, 2010, 2009 and 2008:

	Six Months Ended June 30,				Year Ended December 31,
	2011		2010		2010		2009		2008
Source of Distribution	Distribution Amount	Percentage	Distribution Amount	Percentage	Distribution Amount	Percentage	Distribution Amount	Percentage	Distribution Amount	Percentage
Offering proceeds	$—	—	$—	—	$—	—	$—	—	$—	—
Borrowings	—	—	—	—	—	—	—	—	—	—
Net investment income(1)	25,570	84%	4,290	71%	13,545	63%	1,917	61%	25	100%
Capital gains proceeds from the sale of assets	4,907	16%	1,742	29%	7,844	37%	977	31%	—	—
Non-capital gains proceeds from the sale of assets	—	—	—	—	—	—	—	—	—	—
Expense reimbursement from sponsor	—	—	—	—	—	—	240	8%	—	—

Total	$30,477	100%	$6,032	100%	$21,389	100%	$3,134	100%	$25	100%

(1)

During the six months ended June 30, 2011 and 2010, 91% and 77%, respectively, of our gross investment income was attributable to cash interest earned and 9% and 23%, respectively, was attributable to non-cash accretion of discount and PIK interest. During the years ended December 31, 2010 and 2009, 84% and 57%, respectively, of our gross investment income was attributable to cash interest earned and 16% and 43%, respectively, was attributable to non-cash accretion of discount and PIK interest.

The aggregate cost of our investments for federal income tax purposes totaled $1,072,009 and $715,695 as of June 30, 2011 and December 31, 2010, respectively. The aggregate net unrealized appreciation on a tax basis was $16,750 and $17,885 as of June 30, 2011 and December 31, 2010, respectively. Our net investment income on a tax basis for the six months ended June 30, 2011 and 2010 was $25,570 and $4,290, respectively. We distributed all of our net investment income earned as of June 30, 2011 and 2010. Our net investment income on a tax basis for the years ended December 31, 2010 and 2009 was $13,545 and $2,157, respectively. We distributed all of our net investment income earned as of December 31, 2010 and 2009.

The difference between our GAAP-basis net investment income and our tax-basis net investment income is due to the tax-basis amortization of organization and start-up costs incurred prior to the commencement of our operations, interest income earned on a tax basis due to the required accretion of discount on a non-performing loan, and the required accrual for GAAP purposes of incentive fees on unrealized gains even though no such incentive fees on unrealized gains are payable by us. See “—Critical Accounting Policies—Capital Gains Incentive Fee.” The following table sets forth a reconciliation between GAAP-basis net investment income and tax-basis net investment income during the six months ended June 30, 2011 and 2010 and the years ended December 31, 2010 and 2009:

	Six Months Ended June 30,		Year Ended December 31,
	2011	2010	2010	2009
GAAP basis net investment income	$20,323	$4,250	$9,392	$2,151
Amortization of organizational costs	(21)	(21)	(43)	(43)
Tax accretion of discount on investment	2,525	61	133	49
Reversal of incentive fee accrual on unrealized gains	2,743	—	4,063	—

Tax basis net investment income	$25,570	$4,290	$13,545	$2,157

The determination of the tax attributes of our distributions is made annually as of the end of our fiscal year based upon our taxable income for the full year and distributions paid for the full year. Therefore, a determination made on a quarterly basis may not be representative of the actual tax attributes of our distributions for a full year. The actual tax characteristics of distributions to stockholders are reported to stockholders annually on a Form 1099-DIV.

The following table reflects the stock distributions per share that we have declared on our common stock to date:

Date Declared	Record Date	Payment Date	Distribution Percentage	Shares Issued
Fiscal 2009
March 31, 2009	March 31, 2009	March 31, 2009	1.4%	13,818
April 30, 2009	April 30, 2009	April 30, 2009	3.0%	42,661
May 29, 2009	May 29, 2009	May 29, 2009	3.7%	79,125
June 30, 2009	June 30, 2009	June 30, 2009	3.5%	96,976
July 30, 2009	July 31, 2009	July 31, 2009	3.1%	117,219
August 31, 2009	August 31, 2009	August 31, 2009	3.0%	148,072
December 31, 2009	December 31, 2009	December 31, 2009	0.5%	49,710
Fiscal 2010
January 28, 2010	January 31, 2010	January 31, 2010	2.5%	283,068

The purpose of these special distributions was to maintain a net asset value per share that was below the then-current net offering price, as required by the 1940 Act, subject to certain limited exceptions. Our board of directors determined that our portfolio performance sufficiently warranted taking these actions.

The stock distributions increased the number of shares outstanding, thereby reducing our net asset value per share. However, because the stock distributions were issued to all stockholders in proportion to their current holdings, the reduction in net asset value per share as a result of the stock distribution was offset exactly by the increase in the number of shares owned by each investor. As overall value to an investor was not reduced as a result of the special stock distributions, our board of directors determined that these issuances would not be dilutive to existing stockholders. As the stock distributions did not change any stockholder’s proportionate interest in us, they did not represent taxable distributions.

As of June 30, 2011 and December 31, 2010, the components of accumulated earnings on a tax basis were as follows:

	June 30, 2011	December 31, 2010
Distributable ordinary income	$14,811	$1,290
Incentive fee accrual on unrealized gains	(6,806)	(4,063)
Unamortized organizational costs	(536)	(558)
Unrealized appreciation on investments(1)	16,750	17,885

	$24,219	$14,554

(1)	As of June 30, 2011 and December 31, 2010, the gross unrealized appreciation on our investments was $32,812 and $20,136, respectively. As of June 30, 2011 and December 31, 2010, the gross unrealized depreciation on our investments was $16,062 and $2,251, respectively.

Critical Accounting Policies

Our financial statements are prepared in conformity with GAAP, which requires us to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Critical accounting policies are those that require the application of management’s most difficult, subjective or complex judgments, often because of the need to make estimates about the effect of matters that are inherently uncertain and that may change in subsequent periods. In preparing the financial statements, management has made estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. In preparing the financial statements, management has utilized available information, including our past history, industry standards and the current economic environment, among other factors, in forming its estimates and judgments, giving due consideration to materiality. Actual results may differ from these estimates. In addition, other companies may utilize different estimates, which may impact the comparability of our results of operations to those of companies in similar businesses. As our expected operating plans occur we will describe additional critical accounting policies in the notes to our future financial statements in addition to those discussed below:

Valuation of Portfolio Investments

We determine the net asset value of our investment portfolio each quarter. Securities that are publicly-traded are valued at the reported closing price on the valuation date. Securities that are not publicly-traded are valued at fair value as determined in good faith by our board of directors. In connection with that determination, FB Advisor prepares portfolio company valuations using relevant inputs, including, but not limited to, indicative dealer quotes, values of like securities, recent portfolio company financial statements and forecasts, and valuations prepared by third-party valuation services.

Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosure, or ASC Topic 820, issued by the Financial Accounting Standards Board, or FASB, clarifies the definition of fair value and requires companies to expand their disclosure about the use of fair value to measure assets and liabilities in interim and annual periods subsequent to initial recognition. ASC Topic 820 defines fair value as the price that would be received from the sale of an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. ASC Topic 820 also establishes a three-tier fair value hierarchy, which prioritizes the inputs used in measuring fair value. These tiers include: Level 1, defined as observable inputs such as quoted prices in active markets; Level 2, which includes inputs such as quoted prices for similar securities in active markets and quoted prices for identical securities where there is little or no activity in the market; and Level 3, defined as unobservable inputs for which little or no market data exists, therefore requiring an entity to develop its own assumptions.

With respect to investments for which market quotations are not readily available, we have undertaken a multi-step valuation process each quarter, as described below:

•

our quarterly valuation process begins with each portfolio company or investment being initially valued by FB Advisor’s management team, with such valuation potentially taking into account information received from any of our sub-advisers or an independent valuation firm, if applicable;

•	preliminary valuation conclusions are then documented and discussed with our valuation committee;

•

our valuation committee reviews the preliminary valuation and FB Advisor’s management team, together with our independent valuation firm, if applicable, responds and supplements the preliminary valuation to reflect any comments provided by the valuation committee; and

•

our board of directors discusses valuations and determines the fair value of each investment in our portfolio in good faith based on various statistical and other factors, including the input and recommendation of FB Advisor, the valuation committee and any third-party valuation firm, if applicable.

Determination of fair value involves subjective judgments and estimates. Accordingly, the notes to our financial statements refer to the uncertainty with respect to the possible effect of such valuations, and any change in such valuations on our financial statements. Below is a description of factors that our board of directors may consider when valuing our equity and debt investments.

Valuation of fixed income investments, such as loans and debt securities, depends upon a number of factors, including prevailing interest rates for like securities, expected volatility in future interest rates, call features, put features and other relevant terms of the debt. For investments without readily available market prices, we will incorporate these factors into discounted cash flow models to arrive at fair value. Other factors that our board of directors will consider include the borrower’s ability to adequately service its debt, the fair market value of the portfolio company in relation to the face amount of its outstanding debt and the quality of collateral securing our debt investments.

Our equity interests in portfolio companies for which there is no liquid public market are valued at fair value. Our board of directors, in its analysis of fair value, may consider various factors, such as multiples of EBITDA, cash flows, net income, revenues or, in limited instances, book value or liquidation value. All of these factors may be subject to adjustments based upon the particular circumstances of a portfolio company or our actual investment position. For example, adjustments to EBITDA may take into account compensation to previous owners or acquisition, recapitalization, restructuring or other related items.

Our board of directors may also look to private merger and acquisition statistics, public trading multiples discounted for illiquidity and other factors, valuations implied by third-party investments in the portfolio companies or industry practices in determining fair value. Our board of directors may also consider the size and scope of a portfolio company and its specific strengths and weaknesses, as well as any other factors it deems relevant in assessing the value. Generally, the value of our equity interests in public companies for which market quotations are readily available is based upon the most recent closing public market price. Portfolio securities that carry certain restrictions on sale are typically valued at a discount from the public market value of the security.

The fair values of our investments are determined in good faith by our board of directors. Our board of directors is solely responsible for the valuation of our portfolio investments at fair value as determined in good faith pursuant to our valuation policy and consistently applied valuation process. Our investments as of June 30, 2011 consisted primarily of debt securities that are traded on a private over-the-counter market for institutional investors. Except as described below, we valued our CLOs, CDOs and subordinated debt investments by obtaining bid and ask prices from independent dealers and we valued all of our other debt investments, including our senior secured bond investments, by using an independent third-party pricing service, which provided prevailing bid and ask prices that were screened for validity by the service from dealers on the date of the relevant period end. Six of our senior secured loan investments and three subordinated debt investments, for which broker quotes were not available, were valued by an independent valuation firm, which determined the value of such investments by considering the borrower’s ability to adequately service its debt, prevailing interest rates for like investments, call features and other relevant terms of the debt. Our equity investments were valued by the same independent valuation firm, which determined the value of such investments by considering various factors, such as multiples of EBITDA, cash flows, net income, revenues or, in limited instances, book value or liquidation value. One senior secured loan, which was purchased near June 30, 2011, was valued at cost, as our board of directors determined that the cost of the investment was the best indication of its fair value. We value the TRS in accordance with the TRS Agreement. Pursuant to the TRS Agreement, the loans underlying the TRS are valued based on quotes received from third-party dealers. The value of the TRS is based on the increase or decrease in the value of the loans underlying the TRS, together with accrued interest income, interest expense and certain other expenses incurred under the TRS.

Our investments as of December 31, 2010 consisted primarily of debt securities that traded on a private over-the-counter market for institutional investors. We valued our CLOs, CDOs and subordinated debt investments by obtaining bid and ask prices from independent dealers. We valued all of our other investments, including our senior secured bond investments, by using an independent third-party pricing service, which provided prevailing bid and ask prices that were screened for validity by the service from dealers on the date of the relevant period end.

We periodically benchmark the bid and ask prices we receive from independent dealers and the third-party pricing service against the actual prices at which we purchase and sell our investments. Based on the results of the benchmark analysis and our experience in purchasing and selling these investments, we believe that these prices are reliable indicators of fair value. However, because of the private nature of this marketplace (meaning actual transactions are not publicly reported), we believe that these valuation inputs are classified as Level 3 within the fair value hierarchy. We may also use other methods to determine fair value for securities for which we cannot obtain prevailing bid and ask prices through our third-party pricing service or independent dealers, including the use of an independent valuation firm. Our valuation committee and board of directors reviewed and approved the valuation determinations made with respect to these investments in a manner consistent with our valuation process.

Revenue Recognition

Security transactions are accounted for on the trade date. We record interest and dividend income on an accrual basis to the extent that we expect to collect such amounts. We do not accrue as a receivable interest or dividends on loans and securities if we have reason to doubt our ability to collect such income. Loan origination fees, original issue discount and market discount are capitalized, and we amortize such amounts as interest income over the respective term of the loan. Upon the prepayment of a loan or security, any unamortized loan origination fees are recorded as interest income. We record prepayment premiums on loans and securities as interest income when we receive such amounts.

Net Realized Gains or Losses and Net Change in Unrealized Appreciation or Depreciation and Net Change in Unrealized Gains or Losses on Foreign Currency

Gains or losses on the sale of investments are calculated by using the specific identification method. We measure realized gains or losses by the difference between the net proceeds from the repayment or sale and the amortized cost basis of the investment, without regard to unrealized appreciation or depreciation previously recognized, but considering unamortized upfront fees. Net change in unrealized appreciation or depreciation reflects the change in portfolio investment values during the reporting period, including any reversal of previously recorded unrealized gains or losses, when gains or losses are realized. Net change in unrealized gains or losses on foreign currency reflects the change in portfolio investment values during the reporting period due to the impact of foreign currency fluctuations.

Capital Gains Incentive Fee

Pursuant to the terms of the investment advisory and administrative services agreement we entered into with FB Advisor, the incentive fee on capital gains earned on liquidated investments of our portfolio during operations prior to our liquidation is determined and payable in arrears as of the end of each calendar year. Such fee will equal 20.0% of our incentive fee capital gains (i.e., our realized capital gains on a cumulative basis from inception, calculated as of the end of each calendar year, net of all realized capital losses and unrealized capital depreciation on a cumulative basis), less the aggregate amount of any previously paid capital gains incentive fees. On a quarterly basis, we accrue for the capital gains incentive fee by calculating such fee as if it were due and payable as of the end of such period.

While the investment advisory and administrative services agreement with FB Advisor neither includes nor contemplates the inclusion of unrealized gains in the calculation of the capital gains incentive fee, pursuant to an interpretation of an American Institute for Certified Public Accountants, or AICPA, Technical Practice Aid for investment companies, commencing during the quarter ended December 31, 2010, we changed our methodology for accruing for this incentive fee to include unrealized gains in the calculation of the capital gains incentive fee expense and related capital gains incentive fee payable. This accrual reflects the incentive fees that would be payable to FB Advisor if our entire portfolio was liquidated at its fair value as of the balance sheet date even though FB Advisor is not entitled to an incentive fee with respect to unrealized gains unless and until such gains are actually realized. During the year ended December 31, 2010, we accrued a capital gains incentive fee of $5,459 based on the performance of our portfolio, of which $1,396 was based on realized gains and was payable to FB Advisor as of December 31, 2010. During the six months ended June 30, 2011, we accrued an additional $3,911 in capital gains incentive fees based on the performance of our portfolio during such period, of which $1,168 was based on realized gains.

Uncertainty in Income Taxes

We evaluate our tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of a tax benefit or liability with respect to an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. We recognize interest and penalties, if any, related to unrecognized tax liabilities as income tax expense in the Statements of Operations.

Contractual Obligations

We have entered into an agreement with FB Advisor to provide investment advisory and administrative services. Payments for investment advisory services under the investment advisory and administrative services agreement are equal to (a) an annual base management fee of 2.0% of the average value of our gross assets and (b) an incentive fee based on our performance. FB Advisor, and to the extent it is required to provide such services, our sub-adviser, will be reimbursed for administrative expenses incurred on our behalf. For the six months ended June 30, 2011 and 2010, we incurred $10,784 and $2,287, respectively, in base management fees and $988 and $350, respectively, in administrative services expenses under the investment advisory and administrative services agreement. In addition, FB Advisor is eligible to receive incentive fees based on performance. During the six months ended June 30, 2011, we accrued $3,911 in capital gains incentive fees. The incentive fee expense for the six months ended June 30, 2011 includes $2,743 accrued with respect to unrealized gains in our investment portfolio, although no such incentive fee is actually payable by us with respect to such unrealized gains unless and until those gains are actually realized. See “—Critical Accounting Policies—Capital Gains Incentive Fee.”

As of June 30, 2011, $340,000 was outstanding under the credit facility between Broad Street and Deutsche Bank. All such amounts will mature, and all accrued and unpaid interest thereunder will be due and payable, on March 10, 2012.

A summary of our significant contractual payment obligations for the repayment of outstanding borrowings under the credit facility between Broad Street and Deutsche Bank at June 30, 2011 is as follows:

	Payments Due By Period
	Total	Less than 1 year	1-3 years	3-5 years	More than 5 years
Borrowings(1)	$340,000	$340,000	$—	$—	$—

(1)	At June 30, 2011, no amounts remained unused under the credit facility.

Off-Balance Sheet Arrangements

We currently have no off-balance sheet arrangements, including any risk management of commodity pricing or other hedging practices.

Recently Issued Accounting Standards

In January 2010, the FASB issued Accounting Standards Update No. 2010-06, which provides additional guidance to improve disclosures regarding fair value measurements. This guidance requires two new disclosures: (1) transfers in and out of Level 1 and 2 measurements and the reasons for the transfers and (2) a gross presentation of activity within the Level 3 roll forward. The guidance also includes clarifications to existing disclosure requirements on the level of disaggregation and disclosures regarding inputs and valuation techniques. The guidance applies to all entities required to make disclosures about recurring and nonrecurring fair value measurements. The effective date of this guidance is the first interim or annual reporting period beginning after December 15, 2009, except for the gross presentation of the Level 3 roll forward information, which is required for annual reporting periods beginning after December 15, 2010 and for interim reporting periods within those years. The adoption of this guidance, including the gross presentation of Level 3 roll forward information, did not have a significant impact on our consolidated financial statements or disclosures.

In May 2011, the FASB issued Accounting Standards Update No. 2011-04, Fair Value Measurement (Topic 820): Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. This guidance represents the converged guidance of the FASB and the International Accounting Standards Board, or, collectively, the Accounting Boards, on fair value measurement. The collective efforts of the Accounting Boards reflected in this guidance have resulted in common requirements for measuring fair value and for disclosing information about fair value measurements, including a consistent meaning of the term “fair value” and enhanced disclosure requirements for investments that do not have readily determinable fair values. The Accounting Boards have concluded the common requirements will result in greater comparability of fair value measurements presented and disclosed in financial statements prepared in accordance with GAAP and International Financial Reporting Standards. The amendments to the FASB codification in this guidance are to be applied prospectively. For public entities, the amendments are effective during interim and annual periods beginning after December 15, 2011. Early application by public entities is not permitted. We are currently assessing the impact of this guidance on our consolidated financial statements.

Related Party Transactions

We have entered into an investment advisory and administrative services agreement with FB Advisor. Pursuant to the investment advisory and administrative services agreement, FB Advisor is paid a base management fee of 2% of average gross assets and an incentive fee of 20% of net investment income, subject to an annualized 8% hurdle, and 20% of net realized gains, if applicable. We commenced accruing fees under the agreement on January 2, 2009, upon the commencement of operations. During the six months ended June 30, 2011 and 2010, FB Advisor earned $10,784 and $2,287, respectively, in base management fees. Management fees are paid on a quarterly basis in arrears. We paid $8,168 and $1,232 of these fees during the six months ended June 30, 2011 and 2010, respectively. During the year ended December 31, 2010, FB Advisor earned $7,900 in base management fees. We paid $5,039 of these fees during the year ended December 31, 2010.

We accrue for the capital gains incentive fee, which, if earned, is paid annually. We accrue the incentive fee based on net realized and unrealized gains. However, under the terms of our investment advisory and administrative services agreement, the fee payable to FB Advisor is based on realized gains and no such fee is payable with respect to unrealized gains unless and until such gains are actually realized. During the six months ended June 30, 2011, we accrued a capital gains incentive fee of $3,911 based on the performance of our portfolio, of which only $1,168 was based on realized gains. During the year ended December 31, 2010, we accrued a capital gains incentive fee of $5,459 based on the performance of our portfolio, of which $1,396 was based on realized gains and was payable to FB Advisor. During the six months ended June 30, 2011, we paid FB Advisor $1,396 in capital gains incentive fees earned during the year ended December 31, 2010.

We also reimburse FB Advisor for expenses necessary for its performance of services related to our administration and operation, provided that such reimbursement must be the lower of FB Advisor’s actual costs or the amount that we would be required to pay for comparable services in the same geographic location, and provided further that such costs are reasonably allocated to us on the basis of assets, revenues, time records or other reasonable methods. During the six months ended June 30, 2011 and 2010, we incurred administrative services charges of $988 and $350, respectively, attributable to FB Advisor. Of these charges, $800 and $350, respectively, related to the allocation of costs of administrative personnel for services provided to us by employees of FB Advisor and the remainder related to other reimbursable expenses. We paid FB Advisor $814 and $364, respectively, for the services incurred under this arrangement during the six months ended June 30, 2011 and 2010. During the year ended December 31, 2010, we incurred administrative services charges of $924 attributable to FB Advisor. Of these charges, $908 related to the allocation of costs of administrative personnel for services provided to us by employees of FB Advisor and the remainder related to other reimbursable expenses. We paid FB Advisor $710 for the services incurred under this arrangement during the year ended December 31, 2010.

Franklin Square Holdings funded offering costs and other expenses in the amount of $461 for the six months ended June 30, 2010. All offering costs and other expenses for the six months ended June 30, 2011 have been funded directly by the Company. Franklin Square Holdings also funded offering costs and other expenses in the amount of $1,125, $404 and $1,914 for the years ended December 31, 2010, 2009 and 2008, respectively. The offering costs and other expenses funded by Franklin Square Holdings during the six months ended June 30, 2010 were recorded as a contribution to capital. The offering costs were offset against capital in excess of par on the financial statement and the other expenses were charged to expense as incurred. We incurred organization costs of $605 during the year ended December 31, 2008. No such costs were incurred during the years ended December 31, 2010 and 2009.

The dealer manager for our public offering is FS2 Capital Partners, LLC, which is one of our affiliates. During the six months ended June 30, 2011 and 2010, FS2 Capital Partners, LLC retained $9,115 and $1,912, respectively, for selling commissions and dealer manager fees in connection with the sale of our common stock. During the year ended December 31, 2010, FS2 Capital Partners, LLC retained $5,435 for selling commissions and dealer manager fees in connection with the sale of our common stock.

Under the terms of the investment advisory and administrative services agreement, when our initial registration statement was declared effective by the SEC and we were successful in raising gross proceeds from unrelated outside investors of at least $2,500, or the minimum offering requirement, FB Advisor became entitled to receive 1.5% of gross proceeds raised until all offering costs and organization costs funded by FB Advisor or its affiliates (including Franklin Square Holdings) have been recovered. On January 2, 2009, we exceeded the minimum offering requirement. We paid total reimbursements of $641 and $1,608, to FB Advisor and its affiliates during the six months ended June 30, 2011 and 2010, respectively. We paid total reimbursements of $1,678 to FB Advisor and its affiliates during the year ended December 31, 2010. As of June 30, 2011, no amounts were payable to FB Advisor and its affiliates under this arrangement. The reimbursements are recorded as a reduction of capital.

FB Advisor’s senior management team is comprised of the same personnel as the senior management team of FS Investment Advisor, LLC, the investment adviser to Franklin Square Holdings’ other affiliated BDC, FS Energy and Power Fund. As a result, such members provide investment advisory services to both us and FS Energy and Power Fund. While neither FB Advisor nor FS Investment Advisor, LLC is currently making private corporate debt investments for clients other than us and FS Energy and Power Fund, respectively, either one, or both, may do so in the future. In the event that FB Advisor undertakes to provide investment advisory services to other clients in the future, it intends to allocate investment opportunities in a fair and equitable manner consistent with our investment objectives and strategies, if necessary, so that we will not be disadvantaged in relation to any other client of FB Advisor or its management team. In addition, even in the absence of FB Advisor retaining additional clients, it is possible that some investment opportunities may be provided to FS Energy and Power Fund rather than to us.

Beginning on February 26, 2009, our affiliate and sponsor, Franklin Square Holdings, agreed to reimburse us for expenses in an amount that is sufficient to ensure that, for tax purposes, our net investment income and net capital gains are equal to or greater than the cumulative distributions paid to our stockholders in each quarter. This arrangement is designed to ensure that no portion of our distributions will represent a return of capital for our stockholders. Franklin Square Holdings has no obligation to reimburse any portion of our expenses. The specific amount of expenses reimbursed by Franklin Square Holdings, if any, will be determined at the end of each quarter. During the six months ended June 30, 2011 and 2010, we received no reimbursements from Franklin Square Holdings. During the year ended December 31, 2010 and 2009, the reimbursements from Franklin Square Holdings totaled $0 and $240, respectively. We do not expect that conditions will require Franklin Square Holdings to provide reimbursements in the future. To the extent reimbursements may be needed in the future, there can be no assurance that Franklin Square Holdings will provide any such reimbursements. Franklin Square Holdings is controlled by our chairman, president and chief executive officer, Michael Forman, and our vice-chairman, David Adelman.

Quantitative and Qualitative Disclosures About Market Risk

We are subject to financial market risks, including changes in interest rates. As of June 30, 2011, 53 of our portfolio investments paid fixed interest rates and the remainder paid variable interest rates. A rise in the general level of interest rates can be expected to lead to higher interest rates applicable to our debt investments, especially to the extent that we predominantly hold variable rate investments, and to declines in the value of any fixed rate investments we hold. Accordingly, an increase in interest rates would make it easier for us to meet or exceed our incentive fee preferred return, as defined in the investment advisory and administrative services agreement we have entered into with FB Advisor, and may result in a substantial increase in our net investment income, and also to the amount of incentive fees payable to FB Advisor with respect to our increased pre-incentive fee net investment income.

Pursuant to the terms of the $340,000 credit facility which Broad Street maintains with Deutsche Bank, Broad Street borrows at a floating rate based on LIBOR. Under the terms of the TRS between Arch Street and Citibank, Arch Street pays fees to Citibank at a floating rate based on LIBOR in exchange for the right to receive the economic benefit of a pool of loans having a maximum notional amount of $300,000. Pursuant to the terms of the financing arrangement with JPM, borrowings under the Revolving Credit Agreement, pricing of repurchase transactions under the JPM Facility and interest on the Class A Notes are all subject to a floating rate based on LIBOR. We expect any future credit facilities, total return swap agreements or other financing arrangements that we or any of our subsidiaries may enter into will also be based on a floating interest rate. As a result, we are subject to risks relating to changes in market interest rates. In periods of rising interest rates, when we or our subsidiaries have debt outstanding or swap agreements in effect, our interest expense would increase, which could reduce our net investment income, especially to the extent we hold fixed rate investments.

The following table shows the effect over a twelve-month period of changes in interest rates on our interest income, interest expense and net interest income, assuming no changes in our investment portfolio and borrowing arrangements in effect as of June 30, 2011:

LIBOR Basis Point Change	Interest Income(1)	Interest Expense	Net Interest Income
Down 30 basis points	$119,418	$(8,112)	$111,305
Up 100 basis points	120,208	(12,532)	107,676
Up 200 basis points	126,182	(15,932)	110,250
Up 300 basis points	134,828	(19,332)	115,496

(1)	Includes the net effect of the change in interest rates on the unrealized appreciation/depreciation on the TRS. Assumes no change in defaults or prepayments by portfolio companies.

We expect that our long-term investments will be financed primarily with equity and long-term debt. If deemed prudent, we may use interest rate risk management techniques in an effort to minimize our exposure to interest rate fluctuations. These techniques may include various interest rate hedging activities to the extent permitted by the 1940 Act. Adverse developments resulting from changes in interest rates or hedging transactions could have a materially adverse effect on our business, financial condition and results of operations. During the six months ended June 30, 2011 and the year ended December 31, 2010, we did not engage in interest rate hedging activities.

In addition, we may have risk regarding portfolio valuation. See “Determination of Net Asset Value.”

SENIOR SECURITIES

Information about our senior securities is shown in the table below as of June 30, 2011. Dollar amounts in this section are presented in thousands, unless otherwise indicated.

Revolving Credit Facility

On January 28, 2011, Broad Street, our wholly-owned financing subsidiary, and Deutsche Bank entered into an amended and restated multi-lender, syndicated revolving credit facility, or the credit facility, which amended and restated the revolving credit facility Broad Street originally entered into with Deutsche Bank on March 10, 2010 and the amendments thereto, or the original credit facility. Deutsche Bank is a lender and serves as administrative agent under the credit facility. The credit facility provides for borrowings in an aggregate amount up to $340,000. Pursuant to the terms of the credit facility, borrowings thereunder may be designated as Tranche A borrowings in an amount up to $240,000 (referred to herein as the Tranche A Commitment) or as Tranche C borrowings in an amount up to $100,000 (referred to herein as the Tranche C Commitment). The credit facility also provides for Tranche B borrowings in an amount up to $100,000 (referred to herein as the Tranche B Commitment), but there are currently no Tranche B Commitments outstanding. All Tranche A Commitments bear interest at the rate of LIBOR + 2.23% per annum and will mature and be due and payable on March 10, 2012. All Tranche C Commitments bear interest at the rate of LIBOR + 1.85% per annum and will mature and be due and payable on March 10, 2012. In connection with the amendment and restatement of the original credit facility, a $100,000 Tranche B Commitment that was provided under the original credit facility by Deutsche Bank to Broad Street on an uncommitted basis was converted into a $100,000 Tranche C Commitment provided by a new lender on a committed basis.

In connection with entering into the original credit facility, and from time to time thereafter, we have transferred debt securities to Broad Street as a contribution to capital and retain a residual interest in the contributed debt securities through our ownership of Broad Street. We may contribute additional debt securities to Broad Street from time to time and Broad Street may purchase additional debt securities from various sources. Broad Street has appointed us to manage its portfolio of debt securities pursuant to the terms of an investment management agreement.

Broad Street’s obligations to the lenders under the credit facility are secured by a first priority security interest in substantially all of the assets of Broad Street, including its portfolio of debt securities. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Financial Condition, Liquidity and Capital Resources” for a discussion of the facility. At June 30, 2011, there was approximately $340,000 of indebtedness outstanding under the credit facility with Deutsche Bank.

Total Return Swap

On March 18, 2011, Arch Street, our newly-formed, wholly-owned financing subsidiary, entered into a TRS for senior secured floating rate loans with Citibank. On June 9, 2011, Arch Street entered into an amendment to the TRS to increase the maximum market value of the portfolio of loans subject to the TRS.

The TRS with Citibank enables us, through our ownership of Arch Street, to obtain the economic benefit of owning the loans subject to the TRS, without actually owning them, in return for an interest-type payment to Citibank. As such, the TRS is analogous to Arch Street borrowing funds to acquire loans and incurring interest expense to a lender.

The obligations of Arch Street under the TRS are non-recourse to us and our exposure under the TRS is limited to the value of our investment in Arch Street, which generally will equal the value of cash collateral provided by Arch Street under the TRS. Pursuant to the terms of the TRS, Arch Street may select a portfolio of loans with a maximum market value (determined at the time each such loan becomes subject to the TRS) of

$300,000. Arch Street is required to initially cash collateralize a specified percentage of each loan (generally between 20% and 25% of the market value of such loan) included under the TRS in accordance with margin requirements described in the agreements governing the TRS. Under the terms of the TRS, Arch Street has agreed not to draw upon, or post as collateral, such cash collateral in respect of other financings or operating requirements prior to the termination of the TRS.

The value of the TRS is based primarily on the valuation of the underlying portfolio of loans subject to the TRS. Pursuant to the terms of the TRS, on each business day, Citibank values each underlying loan in good faith on a mark-to-market basis by determining how much Citibank would receive on such date if it sold the loan in the open market. Citibank reports the mark-to-market values of the underlying loans to Arch Street. Each of the loans underlying the TRS is required to be rated by Moody’s and S&P and quoted by a nationally-recognized pricing service. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Financial Condition, Liquidity and Capital Resources—Total Return Swap” for further information relating to the TRS.

As of June 30, 2011, the fair value of the TRS was $1,287. The fair value of the TRS is reflected as an unrealized gain on our consolidated balance sheet. The change in value of the TRS is reflected in our statement of operations as net change in unrealized appreciation on total return swap. As of June 30, 2011, Arch Street had selected 41 underlying loans with a total notional amount of $202,435 and posted $43,391 in cash collateral held by Citibank (of which only $42,363 was required to be posted), which is reflected in due from counterparty on our consolidated balance sheet. Neither the cash collateral required to be posted nor any other assets of Arch Street are available to pay our debts.

For purposes of determining our compliance with the asset coverage ratio test applicable to BDCs, we have agreed with the staff of the SEC to treat the outstanding notional amount of the TRS, less the initial amount of any cash collateral required to be posted by Arch Street under the TRS, as a senior security for the life of that instrument. We may, however, accord different treatment to the TRS in the future in accordance with any applicable new rules or interpretations adopted by the staff of the SEC. At June 30, 2011, the outstanding notional amount of the TRS, less the initial amount of cash collateral required to be posted by Arch Street under the TRS, was approximately $160,072.

Further, for purposes of Section 55(a) under the 1940 Act, we have agreed with the staff of the SEC to treat each loan underlying the TRS as a qualifying asset if the obligor on such loan is an eligible portfolio company and as a non-qualifying asset if the obligor is not an eligible portfolio company. See “Regulation—Qualifying Assets.” We may, however, accord different treatment to the TRS in the future in accordance with any applicable new rules or interpretations adopted by the staff of the SEC.

Year	Total Amount Outstanding Exclusive of Treasury Securities (1)	Asset Coverage per Unit(2)	Involuntary Liquidation Preference per Unit(3)	Average Market Value per Unit(4)
2010	$297,201	2.31	—	N/A

2011 (as of June 30, 2011, unaudited)	$500,072	2.73	—	N/A

(1)	Total amount (in thousands) of each class of senior securities outstanding at the end of the period presented.

(2)	Asset coverage per unit is the ratio of the carrying value of our total consolidated assets, less all liabilities and indebtedness not represented by senior securities, to the aggregate amount of senior securities representing indebtedness.

(3)	The amount to which such class of senior security would be entitled upon the voluntary liquidation of the issuer in preference to any security junior to it. The “—” in this column indicates that the SEC expressly does not require this information to be disclosed for certain types of senior securities.

(4)	Not applicable because senior securities are not registered for public trading.

INVESTMENT OBJECTIVES AND STRATEGY

We were organized in December 2007 to invest in debt securities of private U.S. companies and commenced operations in January 2009. We are an externally managed, non-diversified, closed-end management investment company that has elected to be treated as a BDC under the 1940 Act. In addition, we have elected to be treated for federal income tax purposes as a RIC under the Code.

We are managed by FB Advisor which oversees the management of our operations and is responsible for making investment decisions for our portfolio. FB Advisor has engaged GDFM to act as our investment sub-adviser. GDFM assists FB Advisor in identifying investment opportunities and makes investment recommendations for approval by FB Advisor, according to asset allocation and other guidelines set by FB Advisor. GDFM is a subsidiary of GSO, the credit platform affiliate of Blackstone, a leading global alternative asset manager and provider of financial advisory services. GSO is one of the world’s largest credit platforms in the alternative asset business with approximately $33.6 billion in assets under management as of September 30, 2011.

Our investment objectives are to generate current income and, to a lesser extent, long-term capital appreciation. We will seek to meet our investment objectives by:

•

utilizing the experience and expertise of FB Advisor and GDFM, along with the broader resources of GSO which includes its access to the relationships and human capital of its parent, Blackstone, in sourcing, evaluating and structuring transactions;

•	employing a defensive investment approach focused on long-term credit performance and principal protection;

•

focusing primarily on debt investments in a broad array of private U.S. companies, including small and middle-market companies, which we define as companies with annual revenue of $10 million to $2.5 billion at the time of investment. In many environments, we believe such a focus offers an opportunity for superior risk adjusted returns;

•	focusing primarily on investing in established, stable companies with positive cash flows; and

•	maintaining rigorous portfolio monitoring, in an attempt to anticipate and pre-empt negative credit events within our portfolio.

Our portfolio is comprised primarily of investments in senior secured loans, second lien secured loans and, to a lesser extent, subordinated loans of private U.S. companies. We may purchase interests in loans through secondary market transactions in the “over-the-counter” market for institutional loans or directly from our target companies as primary market investments. In connection with our debt investments, we may on occasion receive equity interests such as warrants or options as additional consideration. We may also purchase minority interests in the form of common or preferred equity in our target companies, either in conjunction with one of our debt investments or through a co-investment with a financial sponsor. In addition, a portion of our portfolio may be comprised of corporate bonds and other debt securities. However, such investments are not expected to comprise a significant portion of our portfolio.

The senior secured and second lien secured loans in which we invest generally have stated terms of three to seven years and any subordinated debt investments that we make generally have stated terms of up to ten years, but the expected average life of such securities is generally between three and seven years. However, there is no limit on the maturity or duration of any security in our portfolio. The loans that we invest in are often rated by a nationally recognized statistical ratings organization (NRSRO), and generally carry a rating below investment grade (rated lower than “Baa3” by Moody’s Investors Service or lower than “BBB-” by Standard & Poor’s Corporation). However, we may also invest in non-rated debt securities.

As a BDC, we are subject to certain regulatory restrictions in making our investments. For example, we will not be permitted to co-invest with certain entities affiliated with GDFM in transactions originated by GSO or its affiliates unless we obtain an exemptive order from the SEC. We are currently seeking such an exemptive order. However, there can be no assurance that we will obtain such relief. Even if we receive exemptive relief, GSO and its affiliates would not be obligated to offer GDFM or us the right to participate in any transactions originated by them.

Prior to obtaining exemptive relief, we intend to co-invest alongside GSO or its affiliates only in accordance with existing regulatory guidance. For example, at any time, we may co-invest in syndicated deals and secondary loan market transactions where price is the only negotiated point. While we desire to receive exemptive relief from the SEC, given the latitude permitted within existing regulatory guidance and our current universe of investment opportunities, we do not feel that the absence of exemptive relief materially affects our ability to achieve our investment objectives.

To enhance our opportunity for gain, we intend to employ leverage as market conditions permit and at the discretion of FB Advisor, but in no event will leverage employed exceed 50% of the value of our assets, as required by the 1940 Act.

While a BDC may list its shares for trading in the public markets, we have currently elected not to do so. We believe that a non-traded structure is more appropriate for the long-term nature of the assets in which we invest. This structure allows us to operate with a long-term view, similar to that of other types of private investment funds—instead of managing to quarterly market expectations—and to pursue our investment objectives without subjecting our investors to the daily share price volatility associated with the public markets. To provide our stockholders with limited liquidity, we intend to conduct quarterly tender offers pursuant to our share repurchase program. The first such tender offer commenced in March 2010. This will be the only method of liquidity that we offer prior to a liquidity event. See “Share Repurchase Program.”

We currently intend to limit the number of shares to be repurchased during any calendar year to the number of shares we can repurchase with the proceeds we receive from the sale of shares under our distribution reinvestment plan. At the discretion of our board of directors, we may also use cash on hand, cash available from borrowings and cash from the liquidation of securities investments as of the end of the applicable period to repurchase shares. In addition, we will not repurchase shares in any calendar year in an amount exceeding 10% of the weighted average number of shares outstanding in the prior calendar year, or 2.5% in each quarter. We will offer to repurchase such shares on each date of repurchase at a price equal to 90% of the current offering price in effect on each date of repurchase. Our board of directors may amend, suspend or terminate the repurchase program at any time upon 30 days’ notice.

Although we do not currently intend to list our shares on an exchange and do not expect a public market to develop for them in the foreseeable future, we intend to seek to complete a liquidity event within five to seven years following the completion of our offering stage or at such earlier time as our board of directors may determine, taking into consideration market conditions and other factors. However, the offering period may extend for an indefinite period. Accordingly, you should consider that you may not have access to the money you invest for an indefinite period of time until we complete a liquidity event. We will view our offering stage as complete as of the termination date of our most recent public equity offering if we have not conducted a public equity offering in any continuous two-year period. See “Liquidity Strategy” for a discussion of what constitutes a liquidity event. However, there can be no assurance that we will be able to complete a liquidity event.

Status of Our Ongoing Public Offering

Since commencing our initial public offering and through September 30, 2011, we have sold 125,038,578 shares (as adjusted for stock distributions) of our common stock for gross proceeds of approximately $1,308.7 million. As of September 30, 2011, we had raised total gross proceeds of approximately $1,309.7 million, including approximately $1 million contributed by principals of our investment adviser in February 2008. The following table summarizes the sales of our common stock on a quarterly basis during 2009, 2010 and 2011. Dollar amounts are presented in thousands, except per share data:

	Shares Sold(1)(2)	Average Price per Share(2)	Gross Proceeds
Fiscal 2009
March 31	1,074,045	$7.76	$8,330
June 30	1,926,763	8.44	16,271
September 30	3,544,170	9.35	33,129
December 31(3)	3,560,315	10.04	35,734

	10,105,293	9.25	93,464
Fiscal 2010
March 31	4,331,680	10.28	44,524
June 30	7,198,906	10.36	74,583
September 30	6,586,899	10.35	68,145
December 31(4)	13,202,581	10.39	137,168

	31,320,066	10.36	324,420
Fiscal 2011
March 31(5)	18,759,083	10.62	199,295
June 30	29,941,966	10.66	319,117
September 30	34,912,170	10.67	372,411

	83,613,219	10.65	890,823

	125,038,578	$10.47	$1,308,707

(1)	The number of shares sold includes 53,444 shares, 834,021 shares and 2,122,817 shares purchased through our distribution reinvestment plan during 2009, 2010 and 2011, respectively.

(2)	The number of shares sold and the average sales price per share have been retroactively adjusted to reflect the stock distributions issued subsequent to the date at which the shares were sold. All shares reflected in the table were sold at prices between $9.00 and $10.75 per share, depending on the offering price then in effect and the amount of discounts or commissions waived by us or the dealer manager. We announced a decrease in our public offering price to $10.65 per share beginning with the closing that occurred on October 3, 2011. In accordance with our share pricing policy, our board of directors determined that a reduction in the public offering price was warranted following a decline in our net asset value per share to an amount more than 5% below our then-current net offering price.

(3)	We announced an increase in our public offering price to $10.40 per share beginning with the closing that occurred on October 1, 2009. The purpose of this action was to ensure that our net asset value per share did not exceed our net offering price per share, as required by the 1940 Act.

(4)	We announced an increase in our public offering price to $10.50 per share beginning with the closing that occurred on November 1, 2010. The purpose of this action was to ensure that our net asset value per share did not exceed our net offering price per share, as required by the 1940 Act.

(5)	We announced an increase in our public offering price to $10.65 per share beginning with the closing that occurred on January 3, 2011. We announced a further increase in our public offering price to $10.70 per share beginning with the closing that occurred on February 1, 2011. We announced a further increase in our public offering price to $10.75 per share beginning with the closing that occurred on February 16, 2011. The purpose of each of these actions was to ensure that our net asset value per share did not exceed our net offering price per share, as required by the 1940 Act.

Portfolio Update

During the year ended December 31, 2010, we made investments in portfolio companies totaling $849.2 million. During the same period, we sold positions totaling approximately $122.6 million and received principal repayments of approximately $117.5 million. As of December 31, 2010, our investment portfolio, with a total fair value of $733.6 million, consisted of interests in 144 portfolio companies (66% in first lien senior secured loans, 19% in second lien senior secured loans, 4% in senior secured bonds and 11% in subordinated debt/other) with an average annual EBITDA of approximately $294.5 million. As of December 31, 2010, the investments in our portfolio were purchased at an average price of 94.9% of par value, the weighted average credit rating of our portfolio was B2 based upon the Moody’s scale and our estimated gross annual portfolio yield, prior to leverage, was 8.5% based upon the purchase price of our investments.

As of June 30, 2011, our investment portfolio consisted of interests in 156 portfolio companies with an average annual EBITDA of approximately $330.7 million. As of June 30, 2011, the investments in our portfolio were purchased at an average price of 93.4% of par value or stated value, as applicable, the weighted average credit rating of our portfolio was B3 based upon the Moody’s scale and our estimated gross annual portfolio yield, prior to leverage, was 10.6% based upon the purchase price of our investments. We intend to continue to add securities to our portfolio as our offering progresses. The following is our investment portfolio as of June 30, 2011:

Portfolio Company(a)	Industry	Date of Most Recent Purchase	Principal Amount (in thousands)(b)	Amortized Cost (in thousands)
Senior Secured Loans-First Lien-49.5%
1-800 Contacts, Inc., L+395, 3.8% LIBOR Floor, 3/4/15	Healthcare	May-10	$5,477	$5,236
Advance Pierre Foods, Inc., L+525, 1.8% LIBOR Floor, 9/29/16(c)	Consumer Staples	Sep-10	4,887	4,801
Airborne Tactical Advantage Co., LLC, L+500, 7/2/12	Industrials	Mar-11	12,500	9,771
Airvana Network Solutions Inc., L+800, 2.0% LIBOR Floor, 3/18/15	Telecommunication Services	Mar-11	8,496	8,335
Altegrity, Inc., L+600, 1.8% LIBOR Floor, 2/21/15(c)	Industrials	Aug-10	6,257	6,180
American Racing & Entertainment, LLC, 7.8%, 6/30/14	Consumer Discretionary	Jun-11	26,750	26,750
Amscan Holdings, Inc., L+525, 1.5% LIBOR Floor, 12/2/17(c)	Consumer Discretionary	Jan-11	8,878	8,866
AmWINS Group, Inc., L+250, 6/8/13(c)	Financials	Oct-09	941	819
Anchor Glass Container Corp., L+400, 2.0% LIBOR Floor, 3/1/16(c)	Industrials	Feb-10	3,067	3,043
Ardent Health Services LLC, L+500, 1.5% LIBOR Floor, 9/15/15(c)	Healthcare	Oct-10	7,266	7,200
Aspect Software, Inc., L+450, 1.8% LIBOR Floor, 5/7/16(c)	Information Technology	May-10	1,975	1,959
Attachmate Corp., L+500, 1.5% LIBOR Floor, 4/27/17(c)	Information Technology	Feb-11	10,000	9,905
Avaya Inc., L+392, 10/24/14(c)	Information Technology	Jun-11	7,889	7,153
Brock Holdings III, Inc., L+450, 1.5% LIBOR Floor, 3/14/17(c)	Industrials	Mar-11	4,988	4,952
C.H.I. Overhead Doors, Inc., L+550, 2.0% LIBOR Floor, 4/21/15	Industrials	Feb-11	4,975	4,953
Canwest LP, L+500, 1.3% LIBOR Floor, 7/23/16(c)	Consumer Discretionary	May-11	8,586	8,630
Carestream Health, Inc., L+350, 1.5% LIBOR Floor, 2/25/17	Healthcare	Feb-11	9,975	9,928
CCC Information Services Inc., L+400, 1.5% LIBOR Floor, 11/11/15(c)	Information Technology	Dec-10	1,570	1,556
Cenveo Corp., L+475, 1.5% LIBOR Floor, 12/21/16(c)	Consumer Discretionary	Dec-10	6,633	6,573
Ceridian Corp., L+300, 11/9/14(c)	Industrials	Oct-10	7,418	6,829
Chrysler Group LLC, L+475, 1.3% LIBOR Floor, 5/17/18(c)	Industrials	May-11	9,748	9,651
Citgo Petroleum Corp., L+700, 2.0% LIBOR Floor, 6/24/17(c)	Energy	Aug-10	6,930	6,850
CMP Susquehanna Corp., L+200, 5/5/13(c)	Telecommunication Services	Dec-10	6,752	6,202
ConvaTec Inc., L+425, 1.5% LIBOR Floor, 12/22/16(c)	Healthcare	Dec-10	2,302	2,292
Corel Corp., L+400, 5/2/12	Information Technology	Aug-09	1,359	1,287
Custom Building Products, Inc., L+400, 1.8% LIBOR Floor, 3/1/15(c)	Materials	Mar-10	2,830	2,809
Data Device Corp., L+550, 1.8% LIBOR Floor, 12/23/16	Industrials	Dec-10	9,000	8,877
Decision Resources LLC, L+550, 1.5% LIBOR Floor, 12/6/16(c)	Healthcare	Jun-11	1,995	2,002
East Cameron Partners, LP, 18.0%, 10/11/11	Energy	Mar-11	249	249
Equipower Resources Holdings, LLC, L+425, 1.5% LIBOR Floor, 1/26/18	Utilities	Jan-11	1,627	1,612
Fairway Group Acquisition Co., L+600, 1.5% LIBOR Floor, 3/3/17(c)	Consumer Discretionary	Jun-11	19,750	19,805
Fifth Third Processing Solutions LLC, L+325, 1.3% LIBOR Floor, 11/3/16(c)	Financials	May-11	1,718	1,707
First Data Corp., L+388, 3/26/18(c)	Information Technology	Apr-11	7,153	6,121
First Reserve Crestwood Holdings LLC, L+850, 2.0% LIBOR Floor, 10/3/16	Energy	Jun-11	6,335	6,323
Florida Gaming Centers, Inc., 15.8%, 4/25/16	Consumer Discretionary	Apr-11	13,000	12,750
Frac Tech International, LLC, L+475, 1.5% LIBOR Floor, 5/6/16(c)	Energy	May-11	3,143	3,113
Freescale Semiconductor, Inc., L+425, 12/1/16(c)	Industrials	May-10	1,902	1,780
Global Tel Link Corp., L+400, 1.0% LIBOR Floor, 11/10/16(c)	Telecommunication Services	Mar-11	6,268	6,229
Goodman Global, Inc., L+400, 1.8% LIBOR Floor, 10/28/16(c)	Consumer Discretionary	Oct-10	1,805	1,788
Green Tree Credit Solutions LLC, L+575, 2.3% LIBOR Floor, 12/18/15(c)	Financials	Jul-10	3,996	3,864
Harbor Freight Tools USA, Inc., L+500, 1.5% LIBOR Floor, 12/22/17(c)	Consumer Discretionary	Dec-10	9,879	9,788
Harland Clarke Holdings Corp., L+250, 6/30/14(c)	Industrials	Jul-10	2,435	2,150
HCR Manor Care, Inc., LLC, L+350, 1.5% LIBOR Floor, 4/6/18	Healthcare	Mar-11	3,164	3,133
Houghton International Inc., L+500, 1.8% LIBOR Floor, 1/31/16(c)	Materials	Jan-11	1,774	1,765
iHealth Technologies, Inc., L+600, 1.8% LIBOR Floor, 12/28/16	Healthcare	Dec-10	3,545	3,480
Intelligrated, Inc., L+575, 1.8% LIBOR Floor, 2/18/17	Information Technology	Feb-11	4,938	4,891
Intralinks, Inc., L+425, 1.5% LIBOR Floor, 6/15/14	Information Technology	May-09	1,049	872
KIK Custom Products Inc., L+225, 5/31/14(c)	Consumer Staples	Jun-11	10,436	9,319
Lantiq Deutschland GmbH, L+700, 2.0% LIBOR Floor, 11/16/15(c)	Information Technology	Jun-11	11,321	11,290

Portfolio Company(a)	Industry	Date of Most Recent Purchase	Principal Amount (in thousands)(b)	Amortized Cost (in thousands)
Maritime Telecommunications Network, Inc., L+600, 1.5% LIBOR Floor, 3/4/16	Telecommunication Services	Mar-11	$7,453	$7,348
MDA Info Products Ltd., L+550, 1.5% LIBOR Floor, 1/4/17	Information Technology	Dec-10	4,975	4,907
Mood Media Corp., L+550, 1.5% LIBOR Floor, 5/4/18(c)	Consumer Discretionary	May-11	3,676	3,640
Mosaic US Holdings Inc., L+275, 4/3/13	Consumer Discretionary	Oct-09	877	705
NCO Group, Inc., L+500, 2.5% LIBOR Floor, 5/15/13(c)	Information Technology	Jan-11	7,849	7,813
NSH Merger Sub, Inc., L+650, 1.8% LIBOR Floor, 2/3/17	Healthcare	May-11	15,467	15,353
OSI Restaurant Partners, LLC, L+225, 6/14/14(c)	Consumer Discretionary	Jul-10	5,604	5,031
Ozburn Hessey Holding Co., LLC, L+550, 2.0% LIBOR Floor, 4/8/16(c)	Industrials	Aug-10	6,199	6,170
Playboy Enterprises, Inc., L+650, 1.8% LIBOR Floor, 3/4/17	Consumer Discretionary	Jun-11	8,026	7,988
Presidio Inc., L+550, 1.8% LIBOR Floor, 3/31/17	Industrials	Mar-11	9,750	9,609
Protection One, Inc., L+425, 1.8% LIBOR Floor, 6/4/16(c)	Consumer Discretionary	Aug-10	2,345	2,316
Remy International, Inc., L+450, 1.8% LIBOR Floor, 12/17/13(c)	Consumer Discretionary	Dec-10	2,073	2,056
RepconStrickland, Inc., L+458, 3.3% LIBOR Floor, 2/19/13	Energy	Jun-11	12,509	11,765
Res-Care, Inc., L+550, 1.8% LIBOR Floor, 12/22/16	Consumer Discretionary	Dec-10	4,975	4,884
Sagittarius Restaurants LLC, L+550, 2.0% LIBOR Floor, 5/18/15	Consumer Discretionary	Aug-10	2,800	2,774
Savvis, Inc., L+500, 1.8% LIBOR Floor, 8/4/16(c)	Information Technology	Aug-10	7,345	7,207
Sheridan Production Co., LLC, L+550, 2.0% LIBOR Floor, 4/20/17(c)	Energy	Jan-11	10,342	10,255
Sitel, LLC, L+675, 1/30/17(c)	Telecommunication Services	Dec-10	5,966	5,667
Smile Brands Group Inc., L+525, 1.8% LIBOR Floor, 12/21/17(c)	Healthcare	Dec-10	5,936	5,853
Sophos Plc, L+563, 2.0% LIBOR Floor, 6/30/17	Information Technology	Jun-11	4,688	4,664
Sorenson Communication, Inc., L+400, 2.0% LIBOR Floor, 8/16/13(c)	Telecommunication Services	Jun-11	13,232	12,861
Spansion, LLC, L+550, 2.0% LIBOR Floor, 2/9/15(c)	Information Technology	Dec-10	5,873	5,907
Sports Authority, Inc., L+600, 1.5% LIBOR Floor, 11/16/17(c)	Consumer Discretionary	Dec-10	7,960	7,760
Star West Generation LLC, L+450, 1.5% LIBOR Floor, 5/17/18(c)	Energy	May-11	5,000	4,975
Styron Sarl, L+450, 1.5% LIBOR Floor, 6/14/16(c)	Materials	Jan-11	4,110	4,110
Summit Entertainment, LLC, L+600, 1.5% LIBOR Floor, 8/28/16(c)	Consumer Discretionary	Mar-11	14,323	14,052
Summit Materials Companies I, LLC, L+500, 1.5% LIBOR Floor, 12/31/15(c)	Materials	Dec-10	3,980	3,980
Surgery Center Holdings, Inc., L+500, 1.5% LIBOR Floor, 2/4/17(c)	Healthcare	May-11	998	1,011
Swift Transportation Co., Inc., L+450, 1.5% LIBOR Floor, 12/21/16(c)	Industrials	Dec-10	4,288	4,249
Targus Information Corp., L+525, 1.8% LIBOR Floor, 12/28/16	Information Technology	Dec-10	4,813	4,724
Telcordia Technologies Inc., L+500, 1.8% LIBOR Floor, 4/30/16(c)	Telecommunication Services	Jun-11	8,748	8,768
Texas Competitive Electric Holdings Co. LLC, L+350, 10/10/14(c)	Utilities	Apr-11	12,867	10,362
TNS, Inc., L+400, 2.0% LIBOR Floor, 11/18/15(c)	Telecommunication Services	Sep-10	1,033	1,033
Toys“R”Us, Inc., L+450, 1.5% LIBOR Floor, 8/17/16(c)	Consumer Discretionary	Oct-10	6,699	6,666
Univar Inc., L+350, 1.5% LIBOR Floor, 4/28/17(c)	Materials	Feb-11	6,608	6,608
West World Media, LLC, 12.0%, 4.0% PIK, 12/30/11	Consumer Discretionary	May-11	17,511	11,662
Yell Group Plc, L+300, 7/31/14	Consumer Discretionary	Oct-09	785	679

Total Senior Secured Loans-First Lien				530,850

Senior Secured Loans-Second Lien-26.2%
Advance Pierre Foods, Inc., L+950, 1.8% LIBOR Floor, 9/29/17(c)	Consumer Staples	Jan-11	12,000	12,050
Advantage Sales & Marketing Inc., L+775, 1.5% LIBOR Floor, 6/17/18(c)	Industrials	Jun-11	19,244	19,306
American Racing & Entertainment, LLC, 12.0%, 6/30/18	Consumer Discretionary	Jun-11	16,800	16,114
AMN Healthcare Services, Inc., L+1000, 1.8% LIBOR Floor, 9/1/16	Healthcare	Aug-10	10,000	9,740
AmWINS Group, Inc., L+550, 6/8/14	Financials	May-10	1,992	1,714
Asurion Corp., L+750, 1.5% LIBOR Floor, 5/20/19(c)	Financials	May-11	27,429	27,293
Attachmate Corp., L+800, 1.5% LIBOR Floor, 10/27/17(c)	Information Technology	May-11	12,000	11,959
Awesome Acquisition Co., L+500, 6/4/14	Consumer Discretionary	Oct-09	2,940	2,421
BNY ConvergEx Group, LLC, L+700, 1.8% LIBOR Floor, 12/17/17(c)	Information Technology	May-11	9,000	9,027
Brock Holdings III, Inc., L+825, 1.8% LIBOR Floor, 3/16/18(c)	Industrials	Mar-11	6,923	6,790
Central Parking Systems, Inc., L+450, 11/22/14	Industrials	Mar-11	3,500	2,218
Datatel, Inc., L+725, 1.5% LIBOR Floor, 2/18/18(c)	Information Technology	Mar-11	10,783	10,756
Decision Resources, LLC, L+850, 1.5% LIBOR Floor, 12/6/17	Healthcare	May-11	3,333	3,301
Deluxe Entertainment Services Group Inc., L+900, 2.0% LIBOR Floor, 5/11/13	Consumer Discretionary	Mar-11	9,500	9,055
FR Brand Acquisition Corp., L+623, 2/7/15(c)	Industrials	Jan-11	13,000	11,839
Goodman Global, Inc., L+700, 2.0% LIBOR Floor, 10/27/17(c)	Consumer Discretionary	Oct-10	7,000	6,873
Hubbard Radio, LLC, L+725, 1.5% LIBOR Floor, 4/29/18(c)	Telecommunication Services	Apr-11	1,429	1,415
JHCI Holdings, Inc., L+550, 12/19/14(c)	Industrials	May-11	6,000	5,514
JW Aluminum Co., L+675, 12/15/13	Materials	Mar-11	20,714	13,856
Kronos Inc., L+575, 6/11/15(c)	Industrials	Nov-10	3,000	2,928
LabelCorp Holdings, Inc., L+1050, 1.0% PIK, 11/27/17	Industrials	May-11	12,000	11,822
Mood Media Corp., L+875, 1.5% LIBOR Floor, 11/6/18	Consumer Discretionary	May-11	10,000	9,965
QCE LLC (Quiznos), L+575, 11/5/13	Consumer Discretionary	Mar-11	5,000	3,813
Roundy’s Supermarkets, Inc., L+800, 2.0% LIBOR Floor, 4/16/16(c)	Consumer Staples	Jun-11	13,000	13,146
Sedgwick CMS Holdings, L+750, 1.5% LIBOR Floor, 5/30/17	Industrials	Aug-10	500	500
Sensus USA Inc., L+725, 1.3% LIBOR Floor, 5/9/18(c)	Industrials	Jun-11	6,571	6,585
Southern Pacific Resource Co., L+850, 2.0% LIBOR Floor, 12/22/15(c)	Energy	May-11	13,903	13,724
SRAM, LLC, L+750, 1.5% LIBOR Floor, 5/3/18	Consumer Discretionary	Jun-11	5,000	4,951
TPF Generation Holdings, LLC, L+425, 12/15/14(c)	Energy	Dec-10	8,170	7,503
Vertafore, Inc., L+825, 1.5% LIBOR Floor, 10/29/17(c)	Information Technology	Oct-10	10,000	9,909
Wm. Bolthouse Farms, Inc., L+750, 2.0% LIBOR Floor, 8/11/16(c)	Consumer Staples	Jun-11	14,029	14,121

Total Senior Secured Loans - Second Lien				280,208

Portfolio Company(a)	Industry	Date of Most Recent Purchase	Principal Amount (in thousands)(b)	Amortized Cost (in thousands)
Senior Secured Bonds-8.1%
Allen Systems Group, Inc., 10.5%, 11/15/16	Information Technology	Jan-11	$8,723	$8,807
Aspect Software, Inc., 10.6%, 5/15/17(c)	Information Technology	Apr-10	4,000	4,000
Avaya Inc., 7.0%, 4/1/19(c)	Information Technology	Feb-11	1,500	1,500
BakerCorp. International, Inc., 8.3%, 6/1/19	Industrials	May-11	5,000	5,000
Connacher Oil & Gas Ltd., 8.5%, 8/1/19	Energy	May-11	5,600	5,600
Eastman Kodak Co., 10.6%, 3/15/19	Information Technology	Mar-11	7,500	7,404
Echostar Corp., 6.5%, 6/15/19(c)	Telecommunication Services	May-11	2,000	2,000
First Data Corp., 8.9%, 8/15/20(c)	Information Technology	Jun-11	6,300	6,349
Grifols, SA, 8.3%, 2/1/18(c)	Healthcare	Jan-11	2,500	2,500
HOA Restaurant Group, LLC, 11.3%, 4/1/17	Consumer Discretionary	Mar-11	2,600	2,600
Kabel BW, 7.5%, 3/15/19(c)	Telecommunication Services	Mar-11	665	665
Nexstar Broadcasting Group, Inc., 8.9%, 4/15/17(c)	Telecommunication Services	Apr-10	5,000	4,972
Paetec Holding Corp., 8.9%, 6/30/17(c)	Telecommunication Services	Apr-10	4,680	4,808
Palace Entertainment Holdings, LLC, 8.9%, 4/15/17(c)	Consumer Discretionary	Feb-11	2,400	2,400
Roofing Supply Group LLC, 8.6%, 12/1/17(c)	Industrials	Nov-10	800	800
Speedy Cash Intermediate Holdings Corp., 10.8%, 10/15/18	Financials	May-11	8,000	8,000
Symbion, Inc., 8.0%, 6/15/16(c)	Healthcare	Jun-11	13,460	13,253
Texas Competitive Electric Holdings Co. LLC, 11.5%, 10/1/20	Utilities	Jun-11	5,000	4,956
United Refining, Co., 10.5%, 2/28/18	Energy	Feb-11	1,185	1,145

Total Senior Secured Bonds				86,759

Subordinated Debt-9.7%
Alpha Natural Resources, Inc., 6.3%, 6/1/21	Materials	May-11	4,000	4,000
AMC Networks Inc., 7.8%, 7/15/21	Consumer Discretionary	Jun-11	2,900	2,900
Aquilex Corp, 11.1%, 12/15/16	Energy	Jun-11	5,000	4,865
ATI Enterprises Inc., L+1100, 2.3% LIBOR Floor, 12/30/16	Consumer Discretionary	Jan-10	8,000	7,915
Aurora Diagnostics, LLC, 10.8%, 1/15/18	Healthcare	Dec-10	8,000	8,000
Bresnan Broadband Holdings LLC, 8.0%, 12/15/18(c)	Telecommunication Services	Dec-10	5,000	5,000
Burlington Coat Factory Holdings Inc., 10.0%, 2/15/19	Consumer Discretionary	Feb-11	680	680
Calumet Lubricants Co., LP, 9.4%, 5/1/19	Energy	Apr-11	5,800	5,800
Cincinnati Bell Inc., 8.4%, 10/15/20(c)	Telecommunication Services	Oct-10	8,000	8,000
Commscope Inc., 8.3%, 1/15/19(c)	Telecommunication Services	Jan-11	4,000	4,000
Del Monte Foods Co., 7.6%, 2/15/19(c)	Consumer Staples	Feb-11	2,500	2,500
Echostar Corp., 7.6%, 6/15/21(c)	Telecommunication Services	May-11	1,310	1,310
Insight Pharmaceuticals LLC, 13.0%, 2.0% PIK, 12/15/17	Healthcare	Feb-11	15,062	15,062
J. Crew Group, Inc., 8.1%, 3/1/19	Consumer Discretionary	Mar-11	1,200	1,200
N.E.W. Customer Service Cos., Inc., L+750, 2.0% LIBOR Floor, 3/22/17(c)	Industrials	Mar-10	7,000	6,872
NCO Group Inc., L+488, 11/15/13	Information Technology	Jan-11	2,000	1,766
R.R. Donnelley & Sons Co., 7.3%, 5/15/18(c)	Consumer Discretionary	May-11	4,375	4,375
Sensata Technologies, Inc., 6.5%, 5/15/19	Information Technology	May-11	2,000	2,000
Thermo Fluids Inc., 12.0%, 3.5% PIK, 6/15/14	Energy	Mar-11	10,684	10,684
Univar Inc., 12.0%, 6/30/18	Materials	Dec-10	3,000	2,944
WCA Waste Corp., 7.5%, 6/15/19	Industrials	May-11	3,930	3,930

Total Subordinated Debt				103,803

Collateralized Securities-4.8%
Apidos CDO IV Class E, L+360, 10/27/18	Financials	May-10	2,000	1,085
Ares 2007 CLO 11A Class E, L+600, 10/11/21	Financials	Sep-10	4,775	3,066
Ares 2007 CLO 12X Class E, L+575, 11/25/20	Financials	Nov-10	2,252	1,759
Base CLO I Class E, EURIBOR+500, 10/17/18	Financials	Mar-10	€1,500	999
Blue Mountain CLO III Class E, L+355, 3/17/21	Financials	May-10	$2,000	894
Franklin CLO 6A Class E, L+425, 8/9/19	Financials	Oct-10	1,919	1,159
Galaxy VII CLO Class Subord., 17.3%, 10/13/18	Financials	Jan-11	2,000	1,595
Lightpoint CLO 2006 V Class D, L+365, 8/5/19	Financials	Sep-10	6,500	3,115
Lightpoint CLO 2007 VII Class D, L+400, 5/15/21	Financials	Sep-10	4,000	2,228
Mountain View CLO II Class Pref., 21.0%, 1/12/21	Financials	Jan-11	9,225	6,606
Octagon CDO 2007 1A Class Income, 38.1%, 8/25/21	Financials	Oct-10	4,000	2,659
Octagon CLO 2006 10A Class Income, 20.6%, 10/18/20	Financials	Mar-11	4,375	3,552
Rampart CLO 2007 1A Class Subord., 16.0%, 10/25/21	Financials	Mar-11	10,000	8,423
Stone Tower CLO VI Class Subord., 19.0%, 4/17/21	Financials	Mar-11	5,000	4,368
Trimaran CLO IV Ltd. Class Pref., 15.5%, 12/1/17	Financials	Feb-11	12,500	9,686

Total Collateralized Securities				51,194

Portfolio Company(a)	Industry	Date of Most Recent Purchase	Number of Shares	Cost
Equity/Other - 1.7%
Airborne Tactical Advantage Co., LLC, Common Equity	Industrials	Jun-11	2,568,106	$250
Airborne Tactical Advantage Co., LLC, Common Equity	Industrials	Jun-11	3,945,705	1,250
East Cameron Partners, LP, 8.5% Preferred Equity	Energy	Jun-11	887	600
East Cameron Partners, LP, Common Equity	Energy	Jun-11	14,757	100
Florida Gaming Centers, Inc., Strike: $0.01, Warrants	Consumer Discretionary	Apr-11	71	—
Florida Gaming Corp., Strike: $25.00, Warrants	Consumer Discretionary	Apr-11	226,635	—
JW Aluminum Co., Common Equity	Materials	Apr-11	37,500	3,225
Milagro Holdings, LLC, Common Equity	Energy	May-11	648	25
Milagro Holdings, LLC, Common Equity	Energy	May-11	573	25
Milagro Holdings, LLC, Preferred Equity	Energy	May-11	283,947	11,108
West World Media, LLC, Common Equity	Consumer Discretionary	May-11	231,420	1,500

Total Equity/Other				18,083

TOTAL INVESTMENTS - 100.0%				$1,070,897

Total Return Swap			Notional Amount	Unrealized Appreciation
Citibank TRS Facility(d)			$202,435	$1,287

(a)	Security may be an obligation of one or more entities affiliated with the named company.

(b)	Denominated in U.S. dollars unless otherwise noted.

(c)	Security or portion thereof held within Broad Street Funding LLC and is pledged as collateral supporting the amounts outstanding under the credit facility with Deutsche Bank. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Financial Condition, Liquidity and Capital Resources—Revolving Credit Facility.”

(d)	See “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Financial Condition, Liquidity and Capital Resources—Total Return Swap.”

Distributions

Following commencement of our operations, we declared our first distribution on January 29, 2009. Subject to the board of directors’ discretion and applicable legal restrictions, our board of directors intends to authorize and declare distributions on either a semi-monthly or monthly basis and pay distributions on either a monthly or quarterly basis. While we historically paid distributions on a quarterly basis, commencing in the fourth quarter of 2010, subject to the board of directors’ discretion and applicable legal restrictions, we began to pay distributions on a monthly rather than quarterly basis. We will calculate each stockholder’s specific distribution amount for the period using record and declaration dates, and each stockholder’s distributions will begin to accrue on the date we accept each stockholder’s subscription for shares of our common stock. From time to time, we may also pay special interim distributions in the form of cash or shares of our common stock at the discretion of our board of directors. During certain periods, our distributions may exceed our earnings. As a result, it is possible that a portion of the distributions we make may represent a return of capital for tax purposes. No portion of the distributions paid during the years ended December 31, 2010 or 2009 represented a return of capital for tax purposes. Each year a statement on Form 1099-DIV identifying the source of the distributions will be mailed to our stockholders. See “Material U.S. Federal Income Tax Considerations.” There can be no assurance that we will be able to pay distributions at a specific rate or at all.

We intend to continue to make our ordinary distributions in the form of cash, out of assets legally available, unless stockholders elect to receive their distributions in additional shares of our common stock under our distribution reinvestment plan. Any distributions reinvested under the plan will nevertheless remain taxable to a U.S. stockholder. If stockholders hold shares in the name of a broker or financial intermediary, they should contact the broker or financial intermediary regarding their election to receive distributions in additional shares of our common stock. See “Distributions” for the cash and stock distributions declared and paid during 2008, 2009, 2010 and 2011.

About FB Advisor

FB Advisor is registered as an investment adviser with the SEC under the Advisers Act. Our chief executive officer, Michael C. Forman, has led FB Advisor since its inception in 2007. In 2005, Mr. Forman co-founded FB Capital Partners, L.P., an investment firm that invests in private equity, senior and mezzanine debt, and real estate, and has served as managing general partner since its inception. In 2007, he co-founded Franklin Square Holdings, a national sponsor and distributor of alternative investment products designed for the individual investor. In managing its funds, Franklin Square Holdings seeks to partner with what it believes to be best-in-class institutional asset managers.

Mr. Forman and the other members of FB Advisor’s senior management team, including David J. Adelman, the vice-chairman of our board of directors and the co-founder of Franklin Square Holdings, have extensive experience in private lending, private equity and real estate investing, and have developed an expertise in using all levels of a firm’s capital structure to produce income-generating investments, while focusing on risk management. FB Advisor is presently staffed with 16 employees and may retain additional investment personnel as our activities expand. See “Management” for biographical information regarding Mr. Forman, Mr. Adelman and the other members of FB Advisor’s senior management team.

All investment decisions require the unanimous approval of FB Advisor’s investment committee, which is led by Mr. Forman. Our board of directors, including a majority of independent directors, oversees and monitors our investment performance and annually reviews the compensation we pay to FB Advisor and the compensation FB Advisor pays to GDFM to determine that the provisions of the investment advisory and administrative services agreement and the investment sub-advisory agreement, respectively, are carried out. See “Investment Advisory and Administrative Services Agreement.”

About GDFM

From time to time, FB Advisor may enter into sub-advisory relationships with registered investment advisers that possess skills that FB Advisor believes will aid it in achieving our investment objectives. FB Advisor has engaged GDFM to act as our investment sub-adviser. GDFM assists FB Advisor in identifying investment opportunities and makes investment recommendations for approval by FB Advisor, according to asset allocation and other guidelines set by FB Advisor. GDFM is a Delaware limited liability company with principal offices located at 280 Park Avenue, New York, New York 10017.

GDFM is a wholly-owned subsidiary of GSO. GSO is the credit platform affiliate of Blackstone, a leading global alternative asset manager. As of September 30, 2011, GSO and its affiliates, excluding Blackstone, managed approximately $33.6 billion of assets across multiple strategies within the leveraged finance marketplace, including leveraged loans, high-yield bonds, distressed, mezzanine and private equity. As sub-adviser, GDFM makes recommendations to FB Advisor in a manner that is consistent with its existing investment and monitoring processes.

Blackstone is a leading global alternative asset manager and provider of financial advisory services. It is one of the largest independent managers of private capital in the world, with assets under management of approximately $157.7 billion as of September 30, 2011. Blackstone’s alternative asset management businesses include the management of private equity funds, real estate funds, funds of hedge funds, credit-oriented funds, collateralized loan obligation vehicles, separately managed accounts and publicly-traded closed-end mutual funds. Blackstone is a publicly-traded limited partnership that has common units which trade on the New York Stock Exchange under the symbol “BX”. Information about Blackstone and its various affiliates, including certain ownership, governance and financial information, is disclosed in Blackstone’s periodic filings with the SEC, which can be obtained from Blackstone’s website at http://ir.blackstone.com or the SEC’s website at www.sec.gov.

Under the investment sub-advisory agreement, GDFM assists FB Advisor in identifying investment opportunities and makes investment recommendations for approval by FB Advisor, according to asset allocation and other guidelines set by FB Advisor. In addition, to the extent requested by FB Advisor, GDFM assists with the monitoring of our portfolio and may make managerial assistance available to certain of our portfolio companies. It is anticipated that FB Advisor will benefit from the scale arising from GDFM’s existing infrastructure, access to investment opportunities from GSO’s existing institutional relationships, access to proprietary investments from GSO’s existing dedicated origination and sourcing team and risk management from GDFM’s existing policies and expertise. GDFM has an established infrastructure and investment processes for managing leveraged credit portfolios, including senior secured loans, second lien secured loans, mezzanine debt, high yield bonds, structured finance instruments and credit derivatives. GDFM may rely upon the wider resources and operations of GSO, including additional originated deal flow, market risk management, finance, compliance, legal, internal audit and fund administration as needed.

Market Opportunity

We believe that there are and will continue to be significant investment opportunities in senior secured and second lien secured loans as well as investments in debt securities of small and middle market companies.

Attractive Opportunities in Senior Secured and Second Lien Secured Loans

Since the beginning of 2009, global credit and other financial market conditions have improved as stability has increased throughout the international financial system. Concentrated policy initiatives undertaken by central banks and governments appear to have curtailed the incidence of large-scale failures within the global financial system. Concurrently, investor confidence, financial indicators, capital markets activity and asset prices have shown signs of marked improvement. While financial conditions have improved, economic activity continues to be somewhat subdued as unemployment rates remain high. Corporate interest rate risk premiums, otherwise known as credit spreads, remain above historical averages, particularly in the loan market. Given current market conditions, it is our view that, at this time, there are and will continue to be significant investment opportunities in senior secured and second lien secured loans as well as investments in debt securities of small and middle market companies.

The chart below illustrates the sharp decline and subsequent partial recovery in the average prices of senior secured loans, including first and second lien loans, tracked by the Credit Suisse Leveraged Loan Index.

Source: Bloomberg

We feel that opportunities in senior secured and second lien secured loans are significant not only because of the potential returns available, but also because of the strong defensive characteristics of this investment class. Because these loans have priority in payment among an issuer’s security holders (i.e., they are due to receive payment before bondholders and equityholders), they carry the least potential risk among investments in the issuer’s capital structure. Further, these investments are secured by the issuer’s assets, which may be seized in the event of a default if necessary, and generally carry restrictive covenants aimed at ensuring repayment before unsecured creditors, such as most types of public bondholders, and other security holders and preserving collateral to protect against credit deterioration. In addition, most senior secured debt issues carry variable interest rate structures, meaning the securities are generally less susceptible to declines in value experienced by fixed-rate securities in a rising interest rate environment. However, in declining interest rate environments, variable interest rate structures decrease the income we would otherwise receive from our debt securities. Although, in many cases, the loan documents governing these securities provide for an interest rate floor.

The chart below illustrates examples of the collateral used to secure senior secured and second lien secured debt.

Source: Moody’s Investors Service

Further, as a result of the dislocation in the credit markets and the reduction in competition for loans, lenders have recalibrated their concepts of risk and are now in a position to demand improved pricing, reduced issuer leverage and more stringent covenant structures before committing to new debt issues. As an example, the chart below depicts the reduced leverage permitted of issuers in the current marketplace. In contrast to the recent peak of the credit cycle, which was characterized by loose lending practices, we believe that the current environment for newly-issued loans presents an opportunity for investors to receive stronger risk-adjusted returns.

Source: S&P Leveraged Commentary & Data

Opportunity in Small and Middle Market Private Companies

In addition to investing in senior secured and second lien secured loans generally, we believe that the market for lending to private companies, particularly small and middle market private companies within the United States, is underserved and presents a compelling investment opportunity. We believe that the following characteristics support our belief:

Large Target Market

According to The U.S. Census Bureau, in its economic census in 2002, there were approximately 153,000 small and middle market companies in the U.S. with annual revenues between $10 million and $2.5 billion, compared with approximately 900 companies with revenues greater than $2.5 billion. These smaller and middle market companies represent, we believe, a significant portion of the growth segment of the U.S. economy and often require substantial capital investment to grow their businesses. In the same economic census mentioned above, The U.S. Census Bureau found that firms in this target market collectively generated $8.7 trillion in revenues and employed 44.3 million people. Small and middle market companies have generated a significant number of investment opportunities for investment programs managed by FB Advisor and GDFM over the past several years, and we believe that this market segment may continue to produce significant investment opportunities for us.

Limited Investment Competition

Despite the size of the market, we believe that financial difficulties and a widespread consolidation in the U.S. financial services industry have substantially reduced the number of investment firms and financial institutions lending to small and middle market companies. For example, the Federal Deposit Insurance Corporation reported that the number of federally insured financial institutions declined from approximately 15,200 in 1990 to approximately 7,800 in 2010.

We believe that lending to small and middle market companies, which are often private, generally requires a greater dedication of the lender’s time and resources compared to lending to larger companies, due in part to the smaller size of each investment and the often fragmented nature of information available from these companies. Further, many investment firms lack the breadth and scale necessary to track investment opportunities, particularly within the secondary market, in the loans of thousands of small and middle market firms, meaning that attractive investment opportunities are often overlooked. In addition, small and middle market companies may require more active monitoring and participation on the lender’s part. We believe that many large financial organizations, which often have relatively high cost structures, are not equipped to deal with these factors and instead emphasize services and transactions to larger corporate clients with a consequent reduction in the availability of debt financing to small and middle market companies.

Attractive Market Segment

We believe that the underserved nature of such a large segment of the market can at times create a significant opportunity for investment. In many environments, we believe that small and middle market companies are more likely to offer attractive economics in terms of transaction pricing, up-front and ongoing fees, prepayment penalties and security features in the form of stricter covenants and quality collateral than loans to larger companies. Further, due to a lack of coverage at many investment firms, loans to small and middle market firms tend to be priced less efficiently, potentially creating attractive opportunities for investment. In addition, as compared to larger companies, small and middle market companies often have simpler capital structures and carry less leverage, thus aiding the structuring and negotiation process and allowing us greater flexibility in structuring favorable transactions. We believe that these factors often result in advantageous conditions in which to pursue our investment objectives of generating current income and, to a lesser extent, long-term capital appreciation.

Characteristics of and Risks Relating to Investments in Private Companies

We invest primarily in the debt of privately held companies. Investments in private companies pose certain incremental risks as compared to investments in public companies. First, private companies have reduced access to the capital markets, resulting in diminished capital resources and ability to withstand financial distress. Second, the investments themselves are often illiquid. As such, we may have difficulty exiting an investment promptly or at a desired price prior to maturity or outside of a normal amortization schedule. In addition, little public information generally exists about private companies. Finally, these companies often do not have third-party debt ratings or audited financial statements. We must therefore rely on the ability of FB Advisor and/or GDFM to obtain adequate information through their due diligence efforts to evaluate the creditworthiness of, and risks involved in, investing in these companies. These companies and their financial information will also generally not be subject to the Sarbanes-Oxley Act and other rules and regulations that govern public companies that are designed to protect investors.

Investment Strategy

When identifying prospective portfolio companies, we focus primarily on the following attributes, which we believe help us generate attractive total returns with an acceptable level of risk. While these criteria provide general guidelines for our investment decisions, we caution you that, if we believe the benefits of investing are sufficiently strong, not all of these criteria necessarily will be met by each prospective portfolio company in which we choose to invest. These attributes are:

•

Leading, defensible market positions. We seek to invest in companies that have developed strong positions within their respective markets and exhibit the potential to maintain sufficient cash flows and profitability to service our debt in a range of economic environments. We seek companies that we believe possess advantages in scale, scope, customer loyalty, product pricing or product quality versus their competitors, thereby minimizing business risk and protecting profitability.

•

Investing in stable companies with positive cash flow. We seek to invest in established, stable companies with strong profitability and cash flows. Such companies, we believe, are well-positioned to maintain consistent cash flow to service and repay our loans and maintain growth in their businesses or market share. We do not intend to invest in start-up companies, turnaround situations or companies with speculative business plans.

•

Proven management teams. We focus on investments in which the target company has an experienced management team with an established track record of success. We typically require the portfolio companies to have in place proper incentives to align management’s goals with ours.

•

Private equity sponsorship. Often, we seek to participate in transactions sponsored by what we believe to be high-quality private equity firms. FB Advisor’s management team believes that a private equity sponsor’s willingness to invest significant sums of equity capital into a company is an implicit endorsement of the quality of the investment. Further, by co-investing with quality private equity firms which commit significant sums of equity capital with junior priority to our debt investments, we may benefit from having due diligence on our investments performed by both parties. Further, strong private equity sponsors with significant investments at risk have the ability and a strong incentive to contribute additional capital in difficult economic times should operational or financial issues arise.

•

Diversification. We seek to diversify our portfolio broadly among issuers and industries, thereby potentially reducing the risk of a downturn in any one company or industry having a disproportionate adverse impact on the value of our portfolio. We cannot assure you that we will be successful in this regard.

•

Viable exit strategy. Many of our current investments are tradable in a privately negotiated over-the-counter market, providing us a means by which we may exit our positions. We expect that a large portion of our portfolio will continue to be tradable on this secondary market for the foreseeable future, depending upon market conditions. For any investments that are not traded within a secondary market, we focus primarily on investing in companies whose business models and growth prospects offer other attractive exit possibilities, including repayment of our investments, with the potential for capital gain on any equity interests we hold, through an initial public offering of common stock, merger, sale or recapitalization.

Competitive Advantages

We believe that we offer the following competitive advantages to our investors:

Global platform with seasoned investment professionals

FB Advisor’s management team believes that the breadth and depth of its experience, together with the wider resources of GSO’s investment team, which is dedicated to sourcing, structuring, executing, monitoring and realizing upon a broad range of private investments, as well as the specific expertise of GDFM, provides us with a significant competitive advantage in sourcing and analyzing attractive investment opportunities.

Long-term investment horizon

Unlike most private equity and venture capital funds, as well as many private debt funds, we will not be required to return capital to our stockholders once we exit a portfolio investment. Such funds typically can only be invested once and must be returned to investors within a specific time period. These provisions often force such funds to seek liquidity events, including initial public offerings, mergers or recapitalizations, more quickly than they otherwise might, potentially resulting in a lower return to investors. We believe that freedom from such capital return requirements, which allows us to invest using a longer-term focus, will provide us with the opportunity to increase total returns on invested capital, compared to other private company investment vehicles.

GDFM transaction sourcing capability

FB Advisor seeks to leverage GDFM’s significant access to transaction flow. GDFM seeks to generate investment opportunities through syndicate and club deals (generally, investments made by a small group of investment firms) and, subject to regulatory constraints as discussed under “Regulation,” also through GSO’s proprietary origination channels. With respect to syndicate and club deals, GDFM has built a network of relationships with commercial and investment banks, finance companies and other investment funds due to the long track record of its investment professionals in the leveraged finance marketplace. With respect to GDFM’s origination channel, FB Advisor seeks to leverage the global presence of GSO to generate access to a substantial amount of originated transactions with attractive investment characteristics. We believe that the broad network of GDFM will produce a significant amount of investment opportunities for us. GDFM also has a significant trading platform, allowing us access to the secondary loan market for investment opportunities.

Disciplined, income-oriented investment philosophy

FB Advisor and GDFM employ a defensive investment approach focused on long-term credit performance and principal protection. This investment approach involves a multi-stage selection process for each investment opportunity, as well as ongoing monitoring of each investment made, with particular emphasis on early detection of credit deterioration. This strategy is designed to maximize current yield and minimize the risk of capital loss while maintaining the potential for long-term capital appreciation. FB Advisor’s approach seeks to produce strong returns concurrent with reduced risk by:

•	focusing on companies it believes to have leading, defensible market positions;

•	engaging in extensive due diligence and credit analysis;

•	committing significant resources to monitor portfolio companies closely after the transaction is closed;

•	participating in transactions sponsored by what it believes to be high-quality private equity firms;

•	investing primarily in companies with proven management teams; and

•	investing in established, stable companies with positive cash flow.

Expertise across all levels of the corporate capital structure

FB Advisor and GDFM believe that their broad expertise and experience at all levels of a company’s capital structure enables us to manage risk while affording us an opportunity for significant returns on our investments. We attempt to capitalize on this expertise in an effort to produce and maintain an investment portfolio that will perform in a broad range of economic conditions.

Operating and Regulatory Structure

Our investment activities are managed by FB Advisor and supervised by our board of directors, a majority of whom are independent. Under our investment advisory and administrative services agreement, we have agreed to pay FB Advisor an annual base management fee based on our gross assets as well as incentive fees based on our performance. See “Investment Advisory and Administrative Services Agreement” for a description of the fees we pay to FB Advisor.

FB Advisor provides us with general ledger accounting, fund accounting, and investor and other administrative services. FB Advisor has contracted with BNY Mellon Asset Servicing (formerly PNC Global Investment Servicing) to provide various accounting and administrative services. FB Advisor has also contracted with Vigilant Compliance Services, LLC to provide us with a chief compliance officer, Salvatore Faia, a principal with that firm.

As a business development company, we are required to comply with certain regulatory requirements. Also, while we are permitted to finance investments using debt, our ability to use debt will be limited in certain significant respects. Within the limits of existing regulation, we will adjust our use of debt, according to market conditions, to the level we believe will allow us to generate maximum risk-adjusted returns. See “Regulation.” We have elected to be treated for federal income tax purposes as a RIC under Subchapter M of the Code.

Investment Types

We focus primarily on investments in debt securities, including senior secured loans, second lien secured loans and, to a lesser extent, subordinated loans. FB Advisor will seek to tailor our investment focus as market conditions evolve. Depending on market conditions, we may increase or decrease our exposure to less senior portions of the capital structure, where returns tend to be stronger in a more stable or growing economy, but less secure in weak economic environments. Below is a diagram illustrating where these investments lie in a typical portfolio company’s capital structure. Senior secured debt is situated at the top of the capital structure, and typically has the first claim on the assets and cash flows of the company, followed by second lien secured debt, subordinated debt, preferred equity and finally common equity. Due to this priority of cash flows, an investment’s risk increases as it moves further down the capital structure. Investors are usually compensated for this risk associated with junior status in the form of higher returns, either through higher interest payments or potentially higher capital appreciation. We rely on FB Advisor’s and GDFM’s experience to structure investments, possibly using all levels of the capital structure, which we believe will perform in a broad range of economic environments.

Typical Leveraged Capital Structure Diagram

Senior Secured Loans

Senior secured loans are situated at the top of the capital structure. Because these loans have priority in payment, they carry the least risk among all investments in a firm. Generally, our senior secured loans are expected to have maturities of three to seven years, offer some form of amortization, and have first priority security interests in the assets of the borrower. Generally, we expect that the interest rate on our senior secured loans typically will have variable rates ranging between 2.0% and 6.0% over a standard benchmark, such as the prime rate or LIBOR.

Second Lien Secured Loans

Second lien secured loans are immediately junior to senior secured loans and have substantially the same maturities, collateral and covenant structures as senior secured loans. Second lien secured loans, however, are granted a second priority security interest in the assets of the borrower. In return for this junior ranking, second lien secured loans generally offer higher returns compared to senior secured debt. These higher returns come in the form of higher interest and in some cases the potential for equity participation through warrants, though to a lesser extent than with subordinated loans. Generally, we expect these loans to carry a fixed or a floating current yield of 4.0% to 8.0% over the prime rate or LIBOR. In addition, we may receive additional returns from any warrants we may receive in connection with these investments.

Subordinated Debt

In addition to senior secured and second lien secured loans, we also may invest a portion of our assets in subordinated debt. Subordinated debt investments usually rank junior in priority of payment to senior secured loans and second lien secured loans and are often unsecured, but are situated above preferred equity and common stock in the capital structure. In return for their junior status compared to senior secured loans and second lien secured loans, subordinated debt investments typically offer higher returns through both higher interest rates and possible equity ownership in the form of warrants, enabling the lender to participate in the capital appreciation of the borrower. These warrants typically require only a nominal cost to exercise. We intend to generally target subordinated debt with interest-only payments throughout the life of the security, with the principal due at maturity. Typically, subordinated debt investments have maturities of five to ten years. Generally, we expect these securities to carry a fixed or a floating current yield of 6.0% to 12.0% over the prime rate or LIBOR. In addition, we may receive additional returns from any warrants we may receive in connection with these investments. In some cases, a portion of the total interest may accrue or be paid-in-kind.

Equity and Equity-Related Securities

While we intend to maintain our focus on investments in debt securities, from time to time, when we see the potential for extraordinary gain, or in connection with securing particularly favorable terms in a debt investment, we may enter into non-control investments in preferred or common equity, typically in conjunction with a private equity sponsor we believe to be of high quality. In addition, we typically receive the right to make equity investments in a portfolio company whose debt securities we hold in connection with the next equity financing round for that company. This right will provide us with the opportunity to further enhance our returns over time through equity investments in our portfolio companies. In addition, we may hold equity-related securities consisting primarily of warrants or other equity interests generally obtained in connection with our subordinated debt or other investments. In the future, we may achieve liquidity through a merger or acquisition of a portfolio company, a public offering of a portfolio company’s stock or by exercising our right, if any, to require a portfolio company to repurchase the equity-related securities we hold. With respect to any preferred or common equity investments, we expect to target an annual investment return of at least 25%.

Cash and Cash Equivalents

In addition, we may maintain a certain level of cash or equivalent instruments to make follow-on investments if necessary in existing portfolio companies or to take advantage of new opportunities.

Comparison of Targeted Debt Investments to Corporate Bonds

Loans to private companies are debt instruments that can be compared to corporate bonds to aid an investor’s understanding. As with corporate bonds, loans to private companies can range in credit quality depending on security-specific factors, including total leverage, amount of leverage senior to the security in question, variability in the issuer’s cash flows, the quality of assets securing debt and the degree to which such assets cover the subject company’s debt obligations. As is the case in the corporate bond market, we will require greater returns for securities that we perceive to carry increased risk. The companies in which we invest may be leveraged, often as a result of leveraged buyouts or other recapitalization transactions, and, in certain cases, will not be rated by national rating agencies. We believe that our targeted debt investments typically will carry ratings from an NRSRO, and that such ratings generally will be below investment grade (rated lower than “Baa3” by Moody’s Investors Service or lower than “BBB-” by Standard & Poor’s Corporation). To the extent we make unrated investments, we believe that such investments would likely receive similar ratings if they were to be examined by a NRSRO. Compared to below-investment grade corporate bonds that are typically available to the public, our targeted senior secured and second lien secured loan investments are higher in the capital structure, have priority in receiving payment, are secured by the issuer’s assets, allow the lender to seize collateral if necessary, and generally exhibit higher rates of recovery in the event of default. Corporate bonds, on the other hand, are often unsecured obligations of the issuer.

The market for loans to private companies possesses several key differences compared to the corporate bond market. For instance, due to a possible lack of debt ratings for certain small and middle market firms, and also due to the reduced availability of information for private companies, investors must conduct extensive due diligence investigations before committing to an investment. This intensive due diligence process gives the investor significant access to management, which is often not possible in the case of corporate bondholders, who rely on underwriters, debt rating agencies and publicly available information for due diligence reviews and monitoring of corporate issuers. While holding these investments, private debt investors often receive monthly or quarterly updates on the portfolio company’s financial performance, along with possible representation on the company’s board of directors, which allows the investor to take remedial action quickly if conditions happen to deteriorate. Due to reduced liquidity, the relative scarcity of capital and extensive due diligence and expertise required on the part of the investor, we believe that private debt securities typically offer higher returns than corporate bonds of equivalent credit quality.

Sources of Income

The primary means through which our stockholders will receive a return of value is through interest income, dividends and capital gains generated by our investments. In addition to these sources of income, we may receive fees paid by our portfolio companies, including one-time closing fees paid at the time each investment is made and monitoring fees paid throughout the term of our investments. Closing fees typically range from 1.0% to 2.0% of the purchase price of an investment, while monitoring fees generally range from 0.25% to 1.0% of the purchase price of an investment annually. In addition, we may generate revenues in the form of commitment, origination, structuring or diligence fees, fees for providing managerial assistance, consulting fees and performance-based fees.

Risk Management

We seek to limit the downside potential of our investment portfolio by:

•	applying our investment strategy guidelines for portfolio investments;

•	requiring a total return on investments (including both interest and potential appreciation) that adequately compensates us for credit risk;

•	diversifying our portfolio, size permitting, with an adequate number of companies, across different industries, with different types of collateral; and

•	negotiating or seeking out loans with covenants that protect us while affording portfolio companies flexibility in managing their businesses consistent with preservation of capital.

Such restrictions may include affirmative and negative covenants, default penalties, lien protection, change of control provisions and board rights. We may also enter into interest rate hedging transactions at the sole discretion of FB Advisor. Such transactions will enable us to selectively modify interest rate exposure as market conditions dictate.

Affirmative Covenants

Affirmative covenants require borrowers to take actions that are meant to ensure the solvency of the company, facilitate the lender’s monitoring of the borrower, and ensure payment of interest and loan principal due to lenders. Examples of affirmative covenants include requiring the firm to maintain adequate insurance, accounting and tax records, and to produce frequent financial reports for the benefit of the lender.

Negative Covenants

Negative covenants impose restrictions on the borrower and are meant to protect lenders from actions that the borrower may take that could harm the credit quality of the lender’s investments. Examples of negative covenants include restrictions on the payment of dividends and restrictions on the issuance of additional debt without the lender’s approval. In addition, certain covenants restrict a borrower’s activities by requiring it to meet certain earnings interest coverage ratio and leverage ratio requirements. These covenants are also referred to as financial or maintenance covenants.

Investment Process

The investment professionals employed by FB Advisor and GDFM have spent their careers developing the resources necessary to invest in private companies. Our transaction process is highlighted below.

Our Transaction Process

Sourcing

In order to source transactions, FB Advisor seeks to leverage GDFM’s significant access to transaction flow, along with GDFM’s trading platform, which allows for access to the syndicated loan market, a key source of investment opportunities for us. GDFM seeks to generate investment opportunities through its trading platform, through syndicate and club deals and, subject to regulatory constraints, through GSO’s proprietary origination channels. With respect to syndicate and club deals, GDFM has built a network of relationships with commercial and investment banks, finance companies and other investment funds as a result of the long track record of its investment professionals in the leveraged finance marketplace. With respect to GDFM’s origination channel, FB Advisor seeks to leverage the global presence of GSO to generate access to originated transactions with attractive investment characteristics. We believe that the broad network of GDFM will produce a significant pipeline of investment opportunities for us.

Evaluation

Initial Review. In its initial review of an investment opportunity to present to FB Advisor, GDFM’s transaction team examines information furnished by the target company and external sources, including rating agencies, if applicable, to determine whether the investment meets our basic investment criteria and other guidelines specified by FB Advisor, within the context of proper portfolio diversification, and offers an acceptable probability of attractive returns with identifiable downside risk. For the majority of loans available on the secondary market, a comprehensive credit analysis is conducted and continuously maintained by a dedicated GDFM research analyst, the results of which are available for the transaction team to review. In the case of a primary loan transaction, FB Advisor and GDFM conduct detailed due diligence investigations as necessary.

Credit Analysis/Due Diligence. Before undertaking an investment, the transaction team conducts a thorough due diligence review of the opportunity to ensure the company fits our investment strategy, which may include:

•	a full operational analysis to identify the key risks and opportunities of the target’s business, including a detailed review of historical and projected financial results;

•	a detailed analysis of industry dynamics, competitive position, regulatory, tax and legal matters;

•	on-site visits, if deemed necessary;

•	background checks to further evaluate management and other key personnel;

•	a review by legal and accounting professionals, environmental or other industry consultants, if necessary;

•	financial sponsor due diligence, including portfolio company and lender reference checks, if necessary; and

•	a review of management’s experience and track record.

When possible, our advisory team seeks to structure transactions in such a way that our target companies are required to bear the costs of due diligence, including those costs related to any outside consulting work we may require.

Execution

Recommendation. FB Advisor has engaged GDFM to identify and recommend investment opportunities for its approval. GDFM seeks to maintain a defensive approach toward its investment recommendations by emphasizing risk control in its transaction process, which includes (i) the pre-review of each opportunity by one of its portfolio managers to assess the general quality, value and fit relative to our portfolio, (ii) where possible, transaction structuring with a focus on preservation of capital in varying economic environments and (iii) ultimate approval of investment recommendations by GDFM’s investment committee.

Approval. After completing its internal transaction process, GDFM makes formal recommendations for review and approval by FB Advisor. In connection with its recommendation, it transmits any relevant underwriting material and other information pertinent to the decision-making process. In addition, GDFM makes its staff available to answer inquiries by FB Advisor in connection with its recommendations. The consummation of a transaction requires unanimous approval of the members of FB Advisor’s investment committee.

Monitoring

Portfolio Monitoring. FB Advisor, with the help of GDFM, monitors our portfolio with a focus toward anticipating negative credit events. To maintain portfolio company performance and help to ensure a successful exit, FB Advisor and GDFM work closely with the lead equity sponsor, loan syndicator, portfolio company management, consultants, advisers and other lenders to discuss financial position, compliance with covenants, financial requirements and execution of the company’s business plan. In addition, depending on the size, nature and performance of the transaction, we may occupy a seat or serve as an observer on a portfolio company’s board of directors.

Typically, FB Advisor and GDFM receive financial reports detailing operating performance, sales volumes, margins, cash flows, financial position and other key operating metrics on a quarterly basis from our portfolio companies. FB Advisor and GDFM use these data, combined with due diligence gained through contact with the company’s customers, suppliers, competitors, market research, and other methods, to conduct an ongoing, rigorous assessment of the company’s operating performance and prospects.

In addition to various risk management and monitoring tools, FB Advisor uses an investment rating system to characterize and monitor the expected level of returns on each investment in our portfolio. FB Advisor uses an investment rating scale of 1 to 5. The following is a description of the conditions associated with each investment rating:

Investment Rating	Summary Description
1	Investment exceeding expectations and/or capital gain expected.

2	Performing investment generally executing in accordance with the portfolio company’s business plan—full return of principal and interest expected.

3	Performing investment requiring closer monitoring.

4	Underperforming investment—some loss of interest or dividend expected, but still expecting a positive return on investment.

5	Underperforming investment with expected loss of interest and some principal.

FB Advisor monitors and, when appropriate, changes the investment ratings assigned to each investment in our portfolio. In connection with valuing our assets, our board of directors reviews these investment ratings on a quarterly basis. In the event that our board of directors or advisory team determines that an investment is underperforming, or circumstances suggest that the risk associated with a particular investment has significantly increased, they attempt to sell the asset in the secondary market, if applicable, or to implement a plan to attempt to exit the investment or to correct the situation.

The following table shows the distribution of our investments on the 1 to 5 investment rating scale at fair value as of June 30, 2011 and December 31, 2010 (dollar amounts are presented in thousands):

	June 30, 2011 (Unaudited)		December 31, 2010
Investment Rating	Investments at Fair Value	Percentage of Portfolio	Investments at Fair Value	Percentage of Portfolio
1	$66,534	6%	$38,899	5%
2	992,684	91%	682,861	93%
3	16,939	2%	11,384	2%
4	—	—	436	—
5	11,315	1%	—	—

	$1,087,472	100%	$733,580	100%

The amount of the portfolio in each grading category may vary substantially from period to period resulting primarily from changes in the composition of the portfolio as a result of new investment, repayment, and exit activities. In addition, changes in the grade of investments may be made to reflect our expectation of performance and changes in investment values.

Valuation Process. Each quarter, we value investments in our portfolio, and such values are disclosed each quarter in reports filed with the SEC. Investments for which market quotations are readily available are recorded at such market quotations. With respect to investments for which market quotations are not readily available, our board of directors determines the fair value of investments in good faith utilizing the input of our valuation committee, FB Advisor, and the input of any other professionals or materials that our board of directors deems worthy and relevant, including GDFM and independent third-party valuations, if applicable. See “Determination of Net Asset Value.”

Managerial Assistance. As a business development company, we will offer, and must provide upon request, managerial assistance to certain of our portfolio companies. This assistance could involve, among other things, monitoring the operations of our portfolio companies, participating in board and management meetings, consulting with and advising officers of portfolio companies and providing other organizational and financial guidance. Depending on the nature of the assistance required, FB Advisor or GDFM will provide such managerial assistance on our behalf to portfolio companies that request this assistance. To the extent fees are paid for these services, we, rather than FB Advisor, will retain any fees paid for such assistance.

Exit

Many of our current investments are tradable in a privately negotiated over-the-counter market, providing us a means by which we may exit our positions. We expect that a large portion of our portfolio will continue to be tradable on this secondary market for the foreseeable future, depending on market conditions. For any investments that are not tradable within this market, we focus primarily on investing in companies whose business models and growth prospects offer attractive exit possibilities, including repayment of our investments, with the potential for capital gain on any equity interests we hold, through an initial public offering of common stock, merger, a sale or a recapitalization.

Staffing

We do not currently have any employees. The compensation of our chief compliance officer, Salvatore Faia, is paid by FB Advisor. We will reimburse FB Advisor for the compensation paid to our chief compliance officer and his staff. Mr. Faia is not affiliated with FB Advisor. See “Administrative Services.”

Each of our executive officers described under “Management,” aside from Mr. Faia, is a principal, officer or employee of FB Advisor, which manages and oversees our investment operations. In the future, FB Advisor may retain additional investment personnel based upon its needs. See “Investment Advisory and Administrative Services Agreement.”

Facilities

Our administrative and principal executive offices are located at Cira Centre, 2929 Arch Street, Suite 675, Philadelphia, Pennsylvania 19104. We believe that our office facilities are suitable and adequate for our business as it is contemplated to be conducted.

Legal Proceedings

Neither we nor FB Advisor is currently subject to any material legal proceedings, nor, to our knowledge, is any material legal proceeding threatened against us or against FB Advisor.

From time to time, we and individuals employed by FB Advisor may be party to certain legal proceedings in the ordinary course of business, including proceedings relating to the enforcement of our rights under contracts with our portfolio companies. While the outcome of these legal proceedings cannot be predicted with certainty, we do not expect that these proceedings will have a material effect upon our financial condition or results of operations.

DETERMINATION OF NET ASSET VALUE

We determine the net asset value of our investment portfolio each quarter. Securities that are publicly-traded are valued at the reported closing price on the valuation date. Securities that are not publicly-traded are valued at fair value as determined in good faith by our board of directors. In connection with that determination, FB Advisor prepares portfolio company valuations using relevant inputs, including, but not limited to, indicative dealer quotes, values of like securities, recent portfolio company financial statements and forecasts, and valuations prepared by third-party valuation services.

Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosure, or ASC Topic 820, issued by the FASB, clarifies the definition of fair value and requires companies to expand their disclosure about the use of fair value to measure assets and liabilities in interim and annual periods subsequent to initial recognition. ASC Topic 820 defines fair value as the price that would be received from the sale of an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. ASC Topic 820 also establishes a three-tier fair value hierarchy, which prioritizes the inputs used in measuring fair value. These tiers include: Level 1, defined as observable inputs such as quoted prices in active markets; Level 2, which includes inputs such as quoted prices for similar securities in active markets and quoted prices for identical securities where there is little or no activity in the market; and Level 3, defined as unobservable inputs for which little or no market data exists, therefore requiring an entity to develop its own assumptions.

With respect to investments for which market quotations are not readily available, we have undertaken a multi-step valuation process each quarter, as described below:

•

our quarterly valuation process begins with each portfolio company or investment being initially valued by FB Advisor’s management team, with such valuation potentially taking into account information received from any of our sub-advisers or an independent valuation firm, if applicable;

•	preliminary valuation conclusions are then documented and discussed with our valuation committee;

•

our valuation committee reviews the preliminary valuation and FB Advisor’s management team, together with our independent valuation firm, if applicable, responds and supplements the preliminary valuation to reflect any comments provided by the valuation committee; and

•

our board of directors discusses valuations and determines the fair value of each investment in our portfolio in good faith based on various statistical and other factors, including the input and recommendation of FB Advisor, the valuation committee and any third-party valuation firm, if applicable.

Determination of fair values involves subjective judgments and estimates. Accordingly, the notes to our financial statements refer to the uncertainty with respect to the possible effect of such valuations, and any change in such valuations on our financial statements. Below is a description of factors that our board of directors may consider when valuing our equity and debt investments.

Valuation of fixed income investments, such as loans and debt securities, depends upon a number of factors, including prevailing interest rates for like securities, expected volatility in future interest rates, call features, put features and other relevant terms of the debt. For investments without readily available market prices, we will incorporate these factors into discounted cash flow models to arrive at fair value. Other factors that our board of directors will consider include the borrower’s ability to adequately service its debt, the fair market value of the portfolio company in relation to the face amount of its outstanding debt and the quality of collateral securing our debt investments.

Our equity interests in portfolio companies for which there is no liquid public market are valued at fair value. The board of directors, in its analysis of fair value, may consider various factors, such as multiples of EBITDA, cash flows, net income, revenues or, in limited instances, book value or liquidation value. All of these factors may be subject to adjustments based upon the particular circumstances of a portfolio company or our actual investment position. For example, adjustments to EBITDA may take into account compensation to previous owners or acquisition, recapitalization, restructuring or other related items.

Our board of directors may also look to private merger and acquisition statistics, public trading multiples discounted for illiquidity and other factors, valuations implied by third-party investments in the portfolio companies or industry practices in determining fair value. Our board of directors may also consider the size and scope of a portfolio company and its specific strengths and weaknesses, as well as any other factors it deems relevant in assessing the value. Generally, the value of our equity interests in public companies for which market quotations are readily available is based upon the most recent closing public market price. Portfolio securities that carry certain restrictions on sale are typically valued at a discount from the public market value of the security.

The fair values of our investments are determined in good faith by our board of directors. Our board of directors is solely responsible for the valuation of our portfolio investments at fair value as determined in good faith pursuant to our valuation policy and consistently applied valuation process.

Our investments as of June 30, 2011 consisted primarily of debt securities that are traded on a private over-the-counter market for institutional investors. Except as described below, we valued our CLOs, CDOs and subordinated debt investments by obtaining bid and ask prices from independent dealers and we valued all of our other debt investments, including our senior secured bond investments, by using an independent third-party pricing service, which provided prevailing bid and ask prices that were screened for validity by the service from dealers on the date of the relevant period end. Six senior secured loan investments and three subordinated debt investments, for which broker quotes were not available, were valued by an independent valuation firm which determined the value of such investments by considering the borrower’s ability to adequately service its debt, prevailing interest rates for like investments, call features and other relevant terms of the debt. Our equity investments were valued by the same independent valuation firm, which determined the value of such investments by considering various factors, such as multiples of EBITDA, cash flows, net income, revenues or, in limited instances, book value or liquidation value. One senior secured loan, which was purchased near June 30, 2011, was valued at cost, as our board of directors determined that the cost of the investment was the best indication of its fair value. We value our TRS in accordance with the agreements governing such arrangement. Pursuant to those agreements, the loans underlying the TRS are valued based on quotes received from third-party dealers. The value of the TRS is based on the increase or decrease in the value of the loans underlying the TRS, together with accrued interest income, interest expense and certain other expenses incurred under the TRS.

Our investments as of December 31, 2010 consisted primarily of debt securities that traded on a private over-the-counter market for institutional investors. We valued our CLOs, CDOs and subordinated debt investments by obtaining bid and ask prices from independent dealers. We valued all of our other investments, including our senior secured bond investments, by using an independent third-party pricing service, which provided prevailing bid and ask prices that were screened for validity by the service from dealers on the date of the relevant period end.

We periodically benchmark the bid and ask prices we receive from independent dealers and the third-party pricing service against the actual prices at which we purchase and sell our investments. Based on the results of the benchmark analysis and our experience in purchasing and selling these investments, we believe that these prices are reliable indicators of fair value. However, because of the private nature of this marketplace (meaning actual transactions are not publicly reported), we believe that these valuation inputs are classified as Level 3 within the fair value hierarchy. We may also use other methods to determine fair value for securities for which we cannot obtain prevailing bid and ask prices through our third-party pricing service or independent dealers, including the use of an independent valuation firm. Our valuation committee and board of directors reviewed and approved the valuation determinations made with respect to these investments in a manner consistent with our valuation process.

Determinations in Connection With Offerings

We are offering our shares on a continuous basis at a current offering price of $10.65 per share. However, to the extent that our net asset value increases, we will sell at a price necessary to ensure that shares are not sold at a price per share, after deduction of selling commissions and dealer manager fees, that is below net asset value per share. To the extent that the net asset value per share increases subsequent to the last semi-monthly closing, the price per share may increase. In the event of a material decline in our net asset value per share, which we consider to be a 5% decrease below our current net offering price, and subject to certain conditions, we will reduce our offering price accordingly. Therefore, persons who subscribe for shares of our common stock in this offering must submit subscriptions for a certain dollar amount, rather than a number of shares of common stock and, as a result, may receive fractional shares of our common stock. In connection with each semi-monthly closing on the sale of shares of our common stock offered pursuant to this prospectus on a continuous basis, the board of directors or a committee thereof is required within 48 hours of the time that each closing and sale is made to make the determination that we are not selling shares of our common stock at a price which, after deducting selling commissions and dealer manager fees, is below our then current net asset value per share. The board of directors or a committee thereof will consider the following factors, among others, in making such determination:

•	the net asset value of our common stock disclosed in the most recent periodic report we filed with the SEC;

•

our management’s assessment of whether any material change in the net asset value has occurred (including through the realization of net gains on the sale of our portfolio investments) from the period beginning on the date of the most recently disclosed net asset value to the period ending two days prior to the date of the closing on and sale of our common stock; and

•

the magnitude of the difference between the net asset value disclosed in the most recent periodic report we filed with the SEC and our management’s assessment of any material change in the net asset value since the date of the most recently disclosed net asset value, and the offering price of the shares of our common stock at the date of closing.

Importantly, this determination does not require that we calculate net asset value in connection with each closing and sale of shares of our common stock, but instead it involves the determination by the board of directors or a committee thereof that we are not selling shares of our common stock at a price which, after deducting selling commissions and dealer manager fees, is below the then current net asset value at the time at which the closing and sale is made.

To the extent that there is even a remote possibility that we may (i) issue shares of our common stock at a price which, after deducting selling commissions and dealer manager fees, is below the then current net asset value of our common stock at the time at which the closing and sale is made or (ii) trigger the undertaking (which we provided to the SEC in the registration statement to which this prospectus is a part) to suspend the offering of shares of our common stock pursuant to this prospectus if the net asset value fluctuates by certain amounts in certain circumstances until the prospectus is amended, the board of directors or a committee thereof will elect, in the case of clause (i) above, either to postpone the closing until such time that there is no longer the possibility of the occurrence of such event or to undertake to determine net asset value within two days prior to any such sale to ensure that such sale will not be at a price which, after deducting selling commissions and dealer manager fees, is below our then current net asset value, and, in the case of clause (ii) above, to comply with such undertaking or to undertake to determine net asset value to ensure that such undertaking has not been triggered.

In addition, a decline in our net asset value per share to an amount more than 5% below our current offering price, net of selling commissions and dealer manager fees, creates a rebuttable presumption that there has been a material change in the value of our assets such that a reduction in the offering price per share is warranted. This presumption may only be rebutted if our board of directors, in consultation with our management, reasonably and in good faith determines that the decline in net asset value per share is the result of a temporary movement in the credit markets or the value of our assets, rather than a more fundamental shift in the valuation of our portfolio. In the event that (i) net asset value per share decreases to more than 5% below our current net offering price and (ii) our board of directors believes that such decrease in the net asset value per share is the result of a non-temporary movement in the credit markets or the value of our assets, our board of directors will undertake to establish a new net offering price that is not more than 5% above our net asset value per share. If our board of directors determines that the decline in our net asset value per share is the result of a temporary movement in the credit markets or the value of our assets, investors will purchase shares at an offering price per share, net of selling commissions and dealer manager fees, which represents a premium to the net asset value per share of greater than 5%.

These processes and procedures are part of our compliance policies and procedures. Records will be made contemporaneously with all determinations described in this section and these records will be maintained with other records we are required to maintain under the 1940 Act. Promptly following any adjustment to the offering price per share of our common stock offered pursuant to this prospectus, we will update this prospectus by filing a prospectus supplement with the SEC. We will also make updated information available via our website.

MANAGEMENT

Our business and affairs are managed under the direction of our board of directors. The responsibilities of the board of directors include, among other things, the oversight of our investment activities, the quarterly valuation of our assets, oversight of our financing arrangements and corporate governance activities. The board of directors currently has an audit committee, a valuation committee and a nominating and corporate governance committee, and may establish additional committees from time to time as necessary. Each director is elected to serve until the next annual meeting of stockholders and until his or her successor is duly elected and qualifies. Although the number of directors may be increased or decreased, a decrease will not have the effect of shortening the term of any incumbent director. Any director may resign at any time and may be removed with or without cause by the stockholders upon the affirmative vote of at least a majority of all the votes entitled to be cast at a meeting called for the purpose of the proposed removal. The notice of the meeting will indicate that the purpose, or one of the purposes, of the meeting is to determine if the director is to be removed.

A vacancy created by an increase in the number of directors or the death, resignation, removal, adjudicated incompetence or other incapacity of a director may be filled only by a vote of a majority of the remaining directors. As provided in our charter, nominations of individuals to fill the vacancy of a board seat previously filled by an independent director will be made by the remaining independent directors.

Board of Directors and Executive Officers

Our board of directors consists of nine members, five of whom are not “interested persons” of us or FB Advisor as defined in Section 2(a)(19) of the 1940 Act. We refer to these individuals as our independent directors. Members of our board of directors will be elected annually at our annual meeting of stockholders. We are prohibited from making loans or extending credit, directly or indirectly, to our directors or executive officers under Section 402 of the Sarbanes-Oxley Act.

Through its direct oversight role, and indirectly through its committees, our board of directors performs a risk oversight function for us consisting of, among other things, the following activities: (1) at regular and special board of directors meetings, and on an ad hoc basis as needed, receiving and reviewing reports related to our performance and operations; (2) reviewing and approving, as applicable, our compliance policies and procedures; (3) meeting with the portfolio management team to review investment strategies, techniques and the processes used to manage related risks; (4) meeting with, or reviewing reports prepared by, the representatives of key service providers, including our investment adviser, administrator, distributor, transfer agent, custodian and independent registered public accounting firm, to review and discuss our activities and to provide direction with respect thereto; and (5) engaging the services of our chief compliance officer to test our compliance procedures and our service providers. Mr. Forman, who is not an independent director, serves as both the chief executive officer and chairman of our board of directors. Our board of directors feels that Mr. Forman, as our co-founder and chief executive officer, is the director with the most knowledge of our business strategy and is best situated to serve as chairman of the board of directors. Our charter, as well as regulations governing BDCs generally, requires that a majority of the board of directors be independent directors. Our board of directors does not currently have a lead independent director. Our board of directors, after considering various factors, has concluded that its structure is appropriate given our current size and complexity.

Directors

Information regarding our board of directors is set forth below. We have divided the directors into two groups—independent directors and interested directors. The address for each director is c/o FS Investment Corporation, Cira Centre, 2929 Arch Street, Suite 675, Philadelphia, Pennsylvania 19104.

NAME	AGE	DIRECTOR SINCE	EXPIRATION OF TERM
Interested Directors
Michael C. Forman	50	2008	2012
David J. Adelman	39	2008	2012
Thomas J. Gravina	50	2009	2012
Michael Heller	47	2008	2012

Independent Directors
Gregory P. Chandler	44	2008	2012
Barry H. Frank	72	2008	2012
Michael J. Hagan	48	2011	2012
Jeffrey K. Harrow	54	2010	2012
Paul Mendelson	65	2008	2012

Interested Directors

Michael C. Forman has served as our President and Chief Executive Officer and as Chairman of our board of directors since inception and as the Chief Executive Officer of FB Advisor since its inception. Mr. Forman also currently serves as president, chief executive officer and chairman of both FS Energy and Power Fund and FS Investment Advisor, LLC and has presided in such roles since the respective entities’ inception in September 2010. In 2005, Mr. Forman co-founded FB Capital Partners, L.P., an investment firm that invests in private equity, senior and mezzanine debt, and real estate, and has served as managing general partner since inception. In May 2007, Mr. Forman co-founded Franklin Square Holdings. Prior to co-founding FB Capital Partners, L.P., Mr. Forman spent nearly 20 years as an attorney in the Corporate and Securities Department at the Philadelphia based law firm of Klehr, Harrison, Harvey, Branzburg & Ellers LLP, where he was a partner from 1991 until leaving the firm to focus exclusively on investments. In addition to his career as an attorney and investor, Mr. Forman has been an active entrepreneur and has founded several companies, including companies engaged in the gaming, specialty finance and asset management industries. Mr. Forman serves as a member of the board of directors of a number of private companies. He is also a member of a number of civic and charitable boards, including The Franklin Institute, the University of the Arts, the Vetri Foundation for Children, the Executive Committee of the Greater Philadelphia Alliance for Capital and Technologies (PACT), and Murex Investments, Inc., a Pennsylvania-based economic development/venture capital firm, where he chairs the investment committee. Mr. Forman received his B.A., summa cum laude, from the University of Rhode Island, where he was elected Phi Beta Kappa, and received his J.D. from Rutgers University.

Mr. Forman has extensive experience in corporate and securities law and has founded and served in a leadership role of various companies, including FB Advisor, which serves as our investment adviser. Our board of directors believes Mr. Forman’s experience and his positions as our and FB Advisor’s chief executive officer make him a significant asset to us.

David J. Adelman is our Vice-Chairman and the Vice-Chairman of FB Advisor and, together with Mr. Forman, is responsible for developing and implementing our investment strategy. He also currently serves as the vice chairman of the board of trustees of FS Energy and Power Fund and has served on the board of trustees since the company’s inception in September 2010. Mr. Adelman has also served as vice chairman of FS Investment Advisor, LLC since its inception in September 2010. Mr. Adelman has significant managerial and investment experience and has served as the president and chief executive officer of Philadelphia-based Campus Apartments, Inc. since 1999. Campus Apartments develops, manages, designs, and privately finances more than

220 upscale housing facilities for colleges and universities across the United States. In 2006, Campus Apartments entered into a $1.1 billion venture with GIC Real Estate Pte Ltd., the real estate investment arm of the Government of Singapore Investment Corporation, in which Campus Apartments uses the venture’s capital to acquire, develop, operate and manage student housing projects across the United States. In addition to his duties as president and chief executive officer of Campus Apartments, Inc., Mr. Adelman is the chief executive officer of Campus Technologies, Inc., the vice-chairman of University City District board of directors, board member of the National Multi Family Council (NMHC) and ICG Group, Inc., and a member of the Young President’s Organization. Mr. Adelman formerly served as a board member of Hyperion Bank and on the executive committee of the Urban Land Institute’s Philadelphia Chapter. Mr. Adelman is also an active private investor and entrepreneur, having co-founded Franklin Square Holdings with Mr. Forman. Mr. Adelman received his B.A. in Political Science from Ohio State University.

Mr. Adelman serves as vice-chairman of FB Advisor and, together with Mr. Forman, is responsible for implementing our investment strategy. Mr. Adelman has substantial management, operational and financial expertise generated through his leadership roles for public and private companies, including his service as president and chief executive officer of Campus Apartments, Inc. Mr. Adelman also serves on the board of directors and in other leadership roles for various charitable and civic organizations.

Thomas J. Gravina currently serves as Chairman of GPX Enterprises, L.P., a private investment firm, and Chairman of GPX Realty Partners, L.P., a private real estate and investment advisory firm, and has served in such capacity since co-founding both companies in 2005. He also currently serves on the board of trustees of FS Energy and Power Fund and has presided in that role since September 2010. He is also a member of FS Energy and Power Fund’s nominating and corporate governance committee. Mr. Gravina also currently serves as Chairman and Chief Executive Officer of Evolve IP, LLC, a private communications company, which he co-founded in December 2006. Previously, from 2000 to 2005, Mr. Gravina served as President and Chief Executive Officer of ATX Communications, Inc., a publicly traded communications company. Mr. Gravina also served as Chairman of the Board of Directors of ATX Communications from 2005 to April 2006. Mr. Gravina led the multi-billion dollar merger in 2000 between publicly traded CoreComm Limited and Voyager.net, and privately held ATX Telecommunications Services, of which he was Co-Chief Executive Officer and Co-Founder since 1987. Mr. Gravina is a member of the Board of Directors and Chairman of the Audit Committee of the Philadelphia College of Osteopathic Medicine and is a member of several other charitable and civic boards. Mr. Gravina received his B.S. in Business Administration from Villanova University.

Mr. Gravina has served as a member of various boards for publicly-traded companies, as well as charitable and civic organizations. Additionally, his service as chairman of a private investment firm and a private company that he co-founded have provided him, in the opinion of our board of directors, with experience and insight which is beneficial to us.

Michael Heller is a shareholder at the law firm of Cozen O’Connor, where he serves as the Chairman of the Firm’s Business Law Department, is a member of its Management Committee and heads the Firm’s Emerging Business and Venture Capital practice group and has served in such capacities since January 2007. He also currently serves on the board of trustees of FS Energy and Power Fund and has presided in that role since September 2010. He is also the chair of FS Energy and Power Fund’s nominating and corporate governance committee and a member of FS Energy and Power Fund’s valuation committee. Mr. Heller is a corporate and securities lawyer whose practice is devoted to representing private equity and venture capital funds as well as counseling entrepreneurs and middle-market businesses in various corporate matters, including the structuring of capital-raising transactions and merger and acquisition transactions. Prior to becoming the Chairman of the Business Law Department in January 2007, Mr. Heller served as Vice-Chairman of the Firm’s Business Law Department from 2002 until January 2007. Mr. Heller is a member of the Board of Directors of Cozen O’Connor, Hanover Fire and Casualty Insurance Company, a privately held property and casualty insurance company, and Fox Chase Cancer Center. Mr. Heller received a B.S. in Accounting, summa cum laude, from The Pennsylvania State University, and a J.D., magna cum laude, from Villanova University, where he was a Law Review editor and a member of the Order of the Coif.

Mr. Heller has extensive experience in corporate and securities law matters and has represented various private equity and venture capital funds. Further, Mr. Heller serves on the boards of several private companies and civic and charitable organizations.

Independent Directors

Gregory P. Chandler has been Chief Financial Officer of Emtec, Inc. and President of Emtec Global Services Division since May 2009. He also currently serves on the board of trustees of FS Energy and Power Fund and has presided in that role since September 2010. He is also the chair of FS Energy and Power Fund’s audit committee and a member of its valuation committee. Previously, he served as Managing Director, Investment Banking, at Janney Montgomery Scott LLC from 1999 to April 2009. Prior to this, he was a consultant at PricewaterhouseCoopers, where he assisted companies in a diverse set of industries in the “Office of the CFO Practice” and worked on strategy engagements and larger scale human resources and accounting enterprise software engagements. From 1995 to 1999, he worked as a Certified Public Accountant at Coopers and Lybrand. In his capacity as an auditor there, he was part of the Investment Company practice where he managed audits of mutual funds, hedge funds and venture capital funds. Mr. Chandler also served as a logistics officer with the United States Army for four years. Mr. Chandler’s degrees include a B.S. in Engineering from the United States Military Academy at West Point and an MBA from Harvard Business School. He is also a Certified Public Accountant. He also serves on the boards of Emtec, Inc., a publicly traded systems integrator, and The Enterprise Center, a not-for-profit entity.

Mr. Chandler has extensive experience in valuations and in negotiating debt, equity and mergers and acquisitions transactions in a variety of industries with both public and private companies. Additionally, Mr. Chandler has experience managing the audits of mutual funds, hedge funds and venture capital funds.

Barry H. Frank is a partner in the law firm of Archer & Greiner, P.C. (formerly Pelino & Lentz, P.C.) where he has been a partner since he joined the firm in 2003. Prior to joining Archer & Greiner, P.C., Mr. Frank was a partner in the law firm of Schnader, Harrison, Segal & Lewis from 2000 through 2003. Previously, Mr. Frank had been a partner in the law firm of Mesirov, Gelman, Jaffe, Cramer & Jamieson from 1987 until 2000, when Mesirov Gelman merged with Schnader. From 1975 through 1987 Mr. Frank was a partner in the law firm of Pechner, Dorfman, Wolfe, Rounick & Cabot. Mr. Frank has focused his practice on business and corporate taxation, business and estate planning. Mr. Frank received a B.S. from Pennsylvania State University and a J.D. from the Temple University School of Law. Mr. Frank served on the Board of Directors of Deb Shops, Inc., formerly listed on NASDAQ, from 1989 through October 2007. He also served on the Audit Committee of Deb Shops, Inc. from 1989 through 2007 and was Chairman of the Audit Committee from 1989 through 2003.

Mr. Frank has extensive legal knowledge as a practicing attorney. Specifically, this includes his legal experience related to business and corporate taxation and business planning, as well as his service on the board and audit committee of a NASDAQ exchange-listed company. Mr. Frank provides experience our board of directors has deemed relevant to the duties required to be performed by our directors.

Michael J. Hagan has significant experience as an entrepreneur and senior executive at public and private organizations, including experience in corporate finance, financial reporting and accounting and controls. Since December 2009, Mr. Hagan has been the President and Chief Executive Officer of LifeShield Security, Inc., or LifeShield, a leading wireless home security company. Prior to his employment by LifeShield, Mr. Hagan served as Chairman of NutriSystem, Inc., or NutriSystem, from 2002 to November 2008, as Chief Executive Officer of NutriSystem from 2002 to May 2008 and as President of NutriSystem from July 2006 to September 2007. Prior to joining NutriSystem, Mr. Hagan was the co-founder of Verticalnet Inc., or Verticalnet, and held a number of executive positions at Verticalnet since its founding in 1995, including Chairman of the Board from 2002 to 2005, President and Chief Executive Officer from 2001 to 2002, Executive Vice President and Chief Operating Officer from 2000 to 2001 and Senior Vice President prior to that time. Mr. Hagan currently serves on the board of directors of Internet Capital Group, Inc. and has held such position since June 2007. Mr. Hagan served as a director of NutriSystem from 2002 to November 2008 and Verticalnet from 1995 to January 2008. Mr. Hagan also served as a member of the Board of Trustees of American Financial Realty Trust from 2003 to June 2007. Mr. Hagan holds a B.S. in Accounting from Saint Joseph’s University.

Mr. Hagan has significant experience as an entrepreneur and senior executive at public and private organizations. Mr. Hagan also has extensive experience in corporate finance, financial reporting and accounting and controls. This experience has provided Mr. Hagan, in the opinion of our board of directors, with experience and insight which is beneficial to us.

Jeffrey K. Harrow has been Chairman of Sparks Marketing Group, Inc., or Sparks, since 2001. Mr. Harrow is responsible for both operating divisions of Sparks, which includes Sparks Custom Retail and Sparks Exhibits & Environments, with offices throughout the United States and China. Sparks’ clients include a number of Fortune 500 companies. Prior to joining Sparks, Mr. Harrow served as President and Chief Executive Officer of CMPExpress.com from 1999 to 2000. During Mr. Harrow’s tenure, annual revenues grew from $20 million to $60 million and the employee base grew from 30 to 120 associates. Mr. Harrow created the strategy that allowed CMPExpress.com to move from a Business-to-Consumer marketplace into the Business-to-Business sector. In 2000, Mr. Harrow successfully negotiated the sale of CMPExpress.com to Cyberian Outpost (NASDAQ ticker: COOL). From 1982 through 1998, Mr. Harrow was the President, Chief Executive Officer and a Director of Travel One, a national travel management company. Mr. Harrow was responsible for growing the company from a single office location to more than 100 offices in over 40 cities and to its rank as the 6th largest travel management company in the United States. Under his sales strategy, annual revenues grew from $8 million to just under $1 billion. During this time, Mr. Harrow purchased nine travel companies in strategic cities to complement Travel One’s organic growth. In 1998, Mr. Harrow and his partners sold Travel One to American Express. In addition to serving as a board member of Sparks and Ovation Travel Group, Mr. Harrow’s past directorships include Director of Cherry Hill National Bank, Hickory Travel Systems and the Dean’s Board of Advisors of The George Washington University School of Business. Mr. Harrow is a graduate of The George Washington University School of Government and Business Administration where he received his B.B.A. in 1979.

Mr. Harrow has served in a senior executive capacity at various companies, as well as a member of various boards. His extensive service at various companies has provided him, in the opinion of our board of directors, with experience and insight which is beneficial to us.

Paul Mendelson served as the Chief Financial Officer of Lincoln Investment Planning, Inc., a broker-dealer and registered investment adviser, from 1994 until January 2011 and currently serves as a Senior Advisor for Business Development for Lincoln Investment. As Chief Financial Officer, Mr. Mendelson was responsible for all financial reporting, controls, planning and regulatory issues. His activities also included acquisitions, consulting with independent branch offices and negotiating contracts, and, as a member of the executive committee, he participated in strategic planning. He also has served on the board of trustees of FS Energy and Power Fund since June 2011. From 1996 to 1999, Mr. Mendelson also led the technology and operations divisions of Lincoln Investment. Prior to joining Lincoln Investment in 1994, Mr. Mendelson spent 20 years in various positions, including controller, chief financial officer, vice president, president and trustee for a group of commonly-owned privately-held businesses, including manufacturing, retail, service and real estate. Prior to this, Mr. Mendelson spent two years with Arthur Andersen and Company, an international public accounting firm. Mr. Mendelson received a B.S. degree in Accounting from Lehigh University and an M.B.A. degree from the Wharton School of the University of Pennsylvania. He is a member of the American Institute of Certified Public Accountants and holds a Series 27 Securities License.

Mr. Mendelson has extensive experience concerning financial reporting, controls, planning and regulatory issues by virtue of his previous position as chief financial officer of a broker/dealer and registered investment adviser and various other positions he held during the twenty years prior thereto. Additionally, our board of directors considered as beneficial to us his B.S. degree in accounting and his M.B.A.

Executive Officers

The following persons serve as our executive officers in the following capacities:

NAME	AGE	POSITIONS HELD
Michael C. Forman	50	President and Chief Executive Officer
Salvatore Faia	48	Chief Compliance Officer
William Goebel	37	Chief Financial Officer
Gerald F. Stahlecker	46	Executive Vice President
Ryan D. Conley	29	Vice President, Treasurer and Secretary

The address for each executive officer is c/o FS Investment Corporation, Cira Centre, 2929 Arch Street, Suite 675, Philadelphia, Pennsylvania 19104.

Executive Officers Who are Not Directors

Salvatore Faia has been our Chief Compliance Officer since inception. Since 2004, Mr. Faia has served as the president of Vigilant Compliance Services, a full service compliance firm serving mutual funds and the investment industry. In connection with his role as president of Vigilant Compliance Services, he currently serves as chief compliance officer for a number of mutual funds and investment advisers.

From 2002 to 2004, Mr. Faia served as senior legal counsel for PFPC Worldwide, and from 1997 to 2001, he was a partner with Pepper Hamilton LLP. Mr. Faia has extensive experience with mutual funds, hedge funds, investment advisers, broker dealers and the investment management industry. In addition to being an experienced 1940 Act and Advisers’ Act attorney, he is a Certified Public Accountant, and holds various Financial Industry Regulatory Authority Securities Licenses. Mr. Faia is a Member of the Investment Company Institute’s Chief Compliance Officer Committee. Mr. Faia graduated from La Salle University and received his J.D. from the University of Pennsylvania Law School.

William Goebel, CFA, CPA, has served as our Chief Financial Officer since March 2011. Prior to joining the Company, Mr. Goebel held a senior manager audit position with Ernst & Young LLP in the firm’s asset management practice from 2003 to January 2011, where he was responsible for the audits of RICs, private investment partnerships, investment advisers and broker-dealers. Mr. Goebel began his career at a regional public accounting firm, Tait, Weller and Baker, in 1997. Mr. Goebel received a B.S. in Economics from the Wharton School of the University of Pennsylvania in 1997. He is a CFA Charterholder and a Certified Public Accountant.

Gerald F. Stahlecker has served as our Executive Vice President since March 2010 and has served as Executive Vice President of FB Advisor and Franklin Square Holdings since January 2010. Mr. Stahlecker was a Director of the Company and served as a member of the Audit Committee and as Chairman of the Valuation Committee from the Company’s inception to December 2009 when he resigned as a Director in order to join our affiliates, FB Advisor and Franklin Square Holdings. Mr. Stahlecker is a former founding partner of Radcliffe Capital Management, L.P., or Radcliffe, an SEC-registered investment advisory firm which manages the Radcliffe Funds, a family of Cayman Islands-based, master-feeder structured hedge funds, as well as separately managed accounts for an institutional investor base. Radcliffe pursues convertible arbitrage, high-yield debt, special situations and event-driven investment strategies. From its founding in October 2002 until selling his interest in Radcliffe in July 2009, Mr. Stahlecker served as Managing Director and Chief Operating Officer of Radcliffe and was the co-chair of its investment committee. Prior to co-founding Radcliffe and its affiliated entities, from May 1998 through October 2002, Mr. Stahlecker served as an officer and director of Rose Glen Capital Management, L.P., or Rose Glen, a predecessor to Radcliffe. Rose Glen managed hedge funds focusing on directly negotiated, structured debt and equity investments in public companies. Mr. Stahlecker has extensive experience in structuring and negotiating investment transactions on behalf of investors and issuers and has participated in numerous distressed and special situation restructurings on behalf of investors.

From 1992 to 1998, Mr. Stahlecker was an attorney at Klehr, Harrison, Harvey, Branzburg & Ellers, LLP, a Philadelphia-based law firm, where he practiced corporate and securities law. While at Klehr, Harrison, Mr. Stahlecker represented hedge funds, venture capital funds and other institutional investors pursuing structured equity and debt investments in public and private companies. Prior to attending law school, from 1987 to 1989, Mr. Stahlecker worked as a senior analyst at Furash & Company, a consulting boutique in Washington, D.C., where he advised banks and other financial institutions regarding mergers and acquisitions, restructurings, asset/liability management and strategic planning. Mr. Stahlecker received his B.S. in Industrial Management, with concentrations in Finance and Strategic Planning, from Carnegie Mellon University and his J.D. from Villanova University Law School, where he was an Editor of the Villanova University Environmental Law Journal. Mr. Stahlecker previously served on the Board of Trustees of The Philadelphia School and was a member of its advancement, finance and investment committees.

Ryan D. Conley, CFA, has been our Vice President and Secretary since inception and has served as Treasurer since March 2010. Mr. Conley also serves as Senior Vice President of FB Advisor and Franklin Square Holdings, where he is responsible for product development, investment management and fund operations. From November 2006 to January 2008, Mr. Conley served as analyst at FB Capital Partners, where he was responsible for evaluating, executing and monitoring income-oriented private equity investments. From 2004 to October 2006, Mr. Conley was first an associate, and later a senior associate in the Investment Banking Group at Janney Montgomery Scott LLC, where he was responsible for providing valuation analysis, transaction execution and advisory services to companies in the water and energy industries. His investment and advisory experience includes private equity and debt investments, public equity and debt offerings, mergers, acquisitions and other corporate finance assignments totaling more than $2.5 billion in transaction value. Mr. Conley holds a B.A. in Economics from Swarthmore College and holds the CFA Institute’s Chartered Financial Analyst designation.

Committees of the Board of Directors

Our board of directors has the following committees:

Audit Committee

The audit committee is responsible for selecting, engaging and discharging our independent accountants, reviewing the plans, scope and results of the audit engagement with our independent accountants, approving professional services provided by our independent accountants (including compensation therefor), reviewing the independence of our independent accountants and reviewing the adequacy of our internal controls over financial reporting. The members of the audit committee are Messrs. Chandler, Frank and Mendelson, all of whom are independent. Mr. Chandler serves as the chairman of the audit committee. Our board of directors has determined that each of Messrs. Chandler and Mendelson is an “audit committee financial expert” as defined under SEC rules. The audit committee held six meetings during the fiscal year ended December 31, 2010.

Valuation Committee

On December 19, 2008, our board of directors formed the valuation committee, which is currently composed of Messrs. Frank, Heller, Mendelson and Chandler, a majority of whom are independent. Mr. Frank serves as chairman of the valuation committee. The valuation committee establishes guidelines and makes recommendations to our board of directors regarding the valuation of our loans and investments. The valuation committee held four meetings during the fiscal year ended December 31, 2010.

Nominating and Corporate Governance Committee

On January 13, 2011, our board of directors formed the nominating and corporate governance committee, which is currently composed of Messrs. Gravina, Harrow and Heller. Mr. Gravina serves as chairman of the nominating and corporate governance committee. The committee selects and nominates directors for election by our stockholders, selects nominees to fill vacancies on our board of directors or a committee thereof, develops and recommends to our board of directors a set of corporate governance principles and oversees the evaluation of our board of directors and our management.

The nominating and corporate governance committee considers candidates suggested by its members and other directors, as well as our management and stockholders. A stockholder who wishes to recommend a prospective nominee for the board of directors must provide notice to our corporate secretary in accordance with the requirements set forth in our bylaws. See “Description of Our Securities—Advance Notice Provisions for Stockholder Nominations and Stockholder Proposals” for a description of our stockholder nomination procedure.

Because it was not formed until January 2011, the nominating and corporate governance committee did not hold any meetings during the fiscal year ended December 31, 2010.

Compensation of Directors

The table below sets forth the compensation received by each of our directors from the Company for the fiscal year ended December 31, 2010:

Name of Director	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Non-Qualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Gregory P. Chandler	$42,000	—	—	—	—	—	$42,000
Barry H. Frank	$42,000	—	—	—	—	—	$42,000
Thomas J. Gravina	$33,000	—	—	—	—	—	$33,000
Michael J. Hagan(1)	—	—	—	—	—	—	—
Jeffrey K. Harrow(2)	$7,250	—	—	—	—	—	$7,250
Paul Mendelson	$32,000	—	—	—	—	—	$32,000
David J. Adelman	—	—	—	—	—	—	—
Michael C. Forman	—	—	—	—	—	—	—
Michael Heller	$33,000	—	—	—	—	—	$33,000

(1)	Mr. Hagan was appointed as a director effective April 13, 2011. Consequently, he did not receive any compensation from us prior to such date.
(2)	Mr. Harrow was appointed as a director effective September 1, 2010. Consequently, he did not receive any compensation from us prior to such date.

Prior to meeting our minimum offering requirement, our directors were not entitled to compensation. Subsequent to meeting our minimum offering requirement in January 2009, our directors who do not also serve in an executive officer capacity for us or FB Advisor became entitled to receive an annual cash retainer of $25,000. These directors are Messrs. Chandler, Frank, Gravina, Hagan, Harrow, Heller and Mendelson.

On March 14, 2011, our board of directors approved, effective as of January 1, 2011, a fee arrangement which applies to those directors who do not also serve in an executive officer capacity for us or FB Advisor. The fee arrangement provides for a sliding scale of annual cash retainer fees, fees for attending board and committee meetings and annual fees for serving as a committee chairperson, determined based on our net asset value as of the end of each fiscal quarter. Amounts payable under the arrangement will be determined and paid quarterly in arrears as follows:

Net Asset Value	Annual Cash Retainer	Board/Committee Meeting Fee	Annual Chairperson Fee
$0 to $100 million	$0	$0	$0
$100 million to $300 million	$25,000	$1,000	$5,000
$300 million to $500 million	$40,000	$1,000	$5,000
$500 million to $1 billion	$60,000	$1,500	$20,000
> $1 billion	$80,000	$2,500	$25,000

We will also reimburse each of the above directors for all reasonable and authorized business expenses in accordance with our policies as in effect from time to time, including reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each board meeting and each committee meeting not held concurrently with a board meeting.

We do not pay compensation to our directors who also serve in an executive officer capacity for us or FB Advisor. Our directors waived all compensation and reimbursements through June 30, 2009.

Compensation of Executive Officers

Our executive officers do not receive any direct compensation from us. We do not currently have any employees and do not expect to have any employees. Services necessary for our business are provided by individuals who are employees of FB Advisor or by individuals who were contracted by FB Advisor to work on behalf of us, pursuant to the terms of the investment advisory and administrative services agreement. Each of our executive officers is an employee of FB Advisor or is an outside contractor, and the day-to-day investment operations and administration of our portfolio are managed by FB Advisor. In addition, we reimburse FB Advisor for our allocable portion of expenses incurred by FB Advisor in performing its obligations under the investment advisory and administrative services agreement, including the allocable portion of the cost of our officers and their respective staffs determined under the investment advisory and administrative services agreement.

Under the terms of the investment advisory and administrative services agreement, there was no liability on our part for the offering or organization costs funded by FB Advisor until the investment advisory and administrative services agreement became effective on January 2, 2009 upon meeting the minimum offering requirement of $2.5 million in gross proceeds from investors who are not affiliated with us or FB Advisor. FB Advisor is entitled to receive 1.5% of gross proceeds raised until all offering costs and organization costs described above and any future offering or organization costs funded by FB Advisor or its affiliates have been recovered. The minimum reimbursement to FB Advisor for such fees is $125,000. We paid the minimum reimbursement of $125,000 to FB Advisor on January 7, 2009. We paid total reimbursements of approximately $1.7 million to FB Advisor and its affiliates during the year ended December 31, 2010. We paid total reimbursements of approximately $641,000 to FB Advisor and its affiliates during the six months ended June 30, 2011. As of June 30, 2011, we have paid total reimbursements of approximately $3.7 million to FB Advisor and its affiliates since exceeding the minimum offering requirement. As of June 30, 2011, no amounts were payable to FB Advisor and its affiliates under this arrangement.

The investment advisory and administrative services agreement provides that FB Advisor and its officers, directors, controlling persons and any other person or entity affiliated with it acting as our agent shall be entitled to indemnification (including reasonable attorneys’ fees and amounts reasonably paid in settlement) for any liability or loss suffered by FB Advisor, and FB Advisor be held harmless for any loss or liability suffered by us, if (i) FB Advisor has determined, in good faith, that the course of conduct which caused the loss or liability was in our best interests, (ii) FB Advisor was acting on behalf of or performing services for us, (iii) the liability or loss suffered was not the result of negligence or misconduct by FB Advisor or an affiliate thereof acting as our agent, and (iv) the indemnification or agreement to hold FB Advisor harmless is only recoverable out of our net assets and not from our stockholders.

PORTFOLIO MANAGEMENT

The management of our investment portfolio is the responsibility of FB Advisor and its investment committee, which is led by Michael Forman, chief executive officer of FB Advisor and chairman of its investment committee. The other members of FB Advisor’s investment committee are David Adelman, vice-chairman of FB Advisor, Gerald Stahlecker and Ryan Conley. For more information regarding the business experience of Messrs. Forman, Adelman, Stahlecker and Conley, see “Management—Board of Directors and Executive Officers.” FB Advisor’s investment committee must unanimously approve each new investment that we make. The members of FB Advisor’s investment committee are not employed by us, and receive no compensation from us in connection with their portfolio management activities.

Pursuant to an investment sub-advisory agreement between FB Advisor and GDFM, GDFM assists FB Advisor in identifying investment opportunities and makes investment recommendations for approval by FB Advisor. In addition, to the extent requested by FB Advisor, GDFM may assist with the monitoring of our portfolio and may make managerial assistance available to certain of our portfolio companies.

Investment Personnel

Our senior staff of investment personnel currently consists of the members of FB Advisor’s investment committee, Messrs. Forman, Adelman, Stahlecker and Conley.

FB Advisor is currently staffed with 16 employees, including the investment personnel noted above. In addition, FB Advisor may retain additional investment personnel in the future based upon its needs.

The table below shows the dollar range of shares of common stock beneficially owned as of September 30, 2011 by each portfolio manager of FB Advisor:

Name of Portfolio Manager	Dollar Range of Equity Securities in FS Investment Corporation(1)
Michael C. Forman	Over $1,000,000
David J. Adelman	$100,001 - $500,000
Gerald F. Stahlecker	None
Ryan D. Conley	$10,001 - $50,000

(1)	Dollar ranges are as follows: None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001-$500,000, $500,001-$1,000,000, or over $1,000,000.

Investment Personnel of the Sub-adviser

Daniel H. Smith is a senior managing director at Blackstone and is head of GDFM. Mr. Smith joined GSO from the Royal Bank of Canada, or RBC, in July 2005. At RBC, Mr. Smith was a managing partner and head of RBC Capital Partners Debt Investments business, RBC’s alternative investments unit responsible for the management of $2.5 billion in capital and a portfolio of merchant banking investments. Prior to joining RBC, Mr. Smith worked at Indosuez Capital, a division of Credit Agricole Indosuez, where he was the co-head and managing director responsible for management of the firm’s $4.0 billion in CLOs and a member of the investment committee responsible for a portfolio of private equity co-investments and mezzanine debt investments. Previously, Mr. Smith worked at Van Kampen and Frye Louis Capital Management. Mr. Smith received a Masters degree in Management from the J.L. Kellogg Graduate School of Management at Northwestern University and a B.S. in Petroleum Engineering from the University of Southern California.

Mr. Smith leads GDFM’s team of dedicated investment professionals in providing assistance to FB Advisor pursuant to the investment sub-advisory agreement.

Lee M. Shaiman is a managing director and senior portfolio manager at GDFM. Mr. Shaiman joined GSO from RBC in 2005 where he was a managing partner and head of portfolio management and credit research in the Debt Investments group. He is a Certified Public Accountant, licensed in the State of New Jersey. Mr. Shaiman has over 27 years’ experience in leveraged finance, including structuring and placement of senior bank loans and bridge financing, private placements, high yield bonds and equity co-investments. Mr. Shaiman received a Masters of Science in Accounting and Taxation from the Wharton School of the University of Pennsylvania and a B.S. in Economics, cum laude, Phi Beta Kappa, from Rutgers College.

Brad Marshall is a principal and a senior portfolio manager at GDFM and oversees the day to day portfolio management of GDFM’s BDCs. Since joining GSO in 2005, Mr. Marshall has been involved with the portfolio management of various GDFM funds and the ongoing analysis and evaluation of fixed income investment opportunities. Before joining GSO, Mr. Marshall worked in various roles at RBC, including fixed income research and business development within RBC’s private equity funds effort. Prior to his time with RBC, Mr. Marshall helped develop a private equity funds business for TAL Global, a Canadian asset management division of Canadian Imperial Bank of Commerce, and, prior to that, he cofounded a microchip verification software company where he served as chief finance officer. Mr. Marshall received an M.B.A. from McGill University in Montreal where he was an Academic All-Canadian and a B.A. (Honors) in Economics from Queen’s University in Kingston, Canada.

PORTFOLIO COMPANIES

The following table sets forth certain information as of June 30, 2011, with respect to each company in which we had a debt or equity investment. Other than these investments, our only relationships with our portfolio companies are the managerial assistance we may separately provide to our portfolio companies, which services would be ancillary to our investments, and the board observer or participation rights we may receive. We do not “control” and are not an “affiliate” of any of our portfolio companies, each as defined in the 1940 Act. In general, under the 1940 Act, we would be presumed to “control” a portfolio company if we owned 25% or more of its voting securities and would be an “affiliate” of a portfolio company if we owned 5% or more of its voting securities.

For information relating to the value of our investments in our portfolio companies, see our Schedule of Investments at June 30, 2011, at page F-6.

Name and Address of Portfolio Company	Nature of its Principal Business	Amortized Cost of Investment (in thousands)
Senior Secured Loans—First Lien

1-800 Contacts, Inc. 66 E. Wadsworth Park Drive Draper, UT 84020	1-800 Contacts is a direct-to-consumer retailer of contact lenses.	$5,236

Advance Pierre Foods, Inc. 9990 Princeton Road Cincinnati, OH 45246	Advance Pierre is a producer of pre-cooked foods sold to schools, fast food restaurants, food distributors and food retailers.	$4,801

Airborne Tactical Advantage Co. 1 Lear Drive Suite 273 Newport News, VA 23602	Airborne is a manufacturer of tactical aircraft and provides related services to the United States military.	$9,771

Airvana Network Solutions Inc. 19 Alpha Road Chelmsford, MA 01824	Airvana is a provider of IP-based wireless network infrastructure products.	$8,335

Altegrity, Inc. 7799 Leesburg Pike Suite North 1100 Falls Church, VA 22043	Altegrity provides employment screening, drug testing, security staffing and background investigations in North America.	$6,180

American Racing & Entertainment, LLC 2384 West River Road Nichols, NY 13812	American Racing & Entertainment is an operator of racing and gaming facilities.	$26,750

Amscan Holdings, Inc. 80 Grasslands Road Elmsford, NY 10523	Amscan is a designer, manufacturer and distributor of party goods and accessories.	$8,866

AmWINS Group, Inc. 4725 Piedmont Row Drive Suite 600 Charlotte, NC 28210	AmWINS is a wholesale distributor of specialty insurance products and services in the United States.	$819

Name and Address of Portfolio Company	Nature of its Principal Business	Amortized Cost of Investment (in thousands)

Anchor Glass Container Corp. One Anchor Plaza 4343 Anchor Plaza Parkway Tampa, FL 33634	Anchor Glass is a manufacturer of glass containers and bottles.	$3,043

Ardent Health Services LLC One Burton Hills Boulevard Suite 250 Nashville, TN 37215	Ardent Health Services is a regional operator of acute care hospitals in the southwestern United States.	$7,200

Aspect Software, Inc. 300 Apollo Drive Chelmsford, MA 01824	Aspect Software is a provider of communications solutions to the contact center industry.	$1,959

Attachmate Corp. 1500 Dexter Avenue Seattle, WA 98109	Attachmate is a supplier of enterprise solutions that include systems and security management and host connectivity to corporations and government organizations.	$9,905

Avaya Inc. 211 Mount Airy Road Basking Ridge, NJ 07920	Avaya is a provider of unified communications, contact centers, data solutions and related services.	$7,153

Brock Holdings III, Inc. 10343 Sam Houston Park Drive Suite 200 Houston, TX 77064	Brock Holdings is a provider of industrial maintenance solutions that support energy infrastructure and industrial processing plants.	$4,952

C.H.I. Overhead Doors, Inc. 1485 Sunrise Drive Arthur, IL 61911	C.H.I. Overhead Doors is a manufacturer of overhead steel garage doors for residential and commercial markets.	$4,953

Canwest LP 31st Floor TD Center 201 Portage Avenue Winnipeg, Manitoba, Canada R3C 1A7	Canwest is a Canadian media company with operations in the cable television and newspaper industries.	$8,630

Carestream Health, Inc. 150 Verona Street Rochester, NY 14608	Carestream is a provider of medical and dental imaging products and IT solutions.	$9,928

CCC Information Services Inc. 222 Merchandise Mart Plaza Suite 900 Chicago, IL 60654	CCC is a provider of integrated claims management, collision repair and insurance estimating software services.	$1,556

Cenveo Corp. One Canterbury Green 201 Broad Street Stamford, CT 06901	Cenveo provides printing, publishing and graphics communications services in North America.	$6,573

Ceridian Corp. 3311 E. Old Shakopee Road Minneapolis, MN 55425	Ceridian provides human resources, payroll and benefit services to companies around the world.	$6,829

Name and Address of Portfolio Company	Nature of its Principal Business	Amortized Cost of Investment (in thousands)

Chrysler Group LLC 1000 Chrysler Dr. Auburn Hills, MI 48326	Chrysler is a North American original equipment manufacturer of automobiles, parts and accessories.	$9,651

Citgo Petroleum Corp. 1293 Eldridge Parkway Houston, TX 77077	Citgo Petroleum is an independent crude oil refiner and producer of refined products in the United States.	$6,850

CMP Susquehanna Corp. 3280 Peachtree Road N.W. Suite 2300 Atlanta, GA 30305	CMP Susquehanna is a radio broadcasting company with operations across the United States.	$6,202

ConvaTec Inc. 100 Headquarters Park Drive Skillman, NJ 08558	ConvaTec is a provider of products and product-related services for ostomy care and advanced wound care.	$2,292

Corel Corp. 385 Ravendale Drive Mountain View, CA 94043	Corel is a global packaged software company.	$1,287

Custom Building Products, Inc. 13001 Seal Beach Boulevard Seal Beach, CA 90740	Custom Building Products is a manufacturer and distributor of mortar, sealant and related products.	$2,809

Data Device Corp. 105 Wilbur Place Bohemia, NY 11716	Data Device is a provider of components and software services to the military, commercial and aerospace markets.	$8,877

Decision Resources LLC 8 New England Executive Park Burlington, MA 01803	Decision Resources provides information services across the pharmaceutical, biotechnology, managed care and medical technology device markets.	$2,002

East Cameron Partners, LP 910 One Shell Plaza Suite 5030 Houston, TX 77002	East Cameron is a producer of gas properties in offshore Louisiana.	$249

Equipower Resources Holdings, LLC 100 Constitution Plaza 10th Floor Hartford, CT 06103	Equipower is an owner and operator of power generation facilities in New England.	$1,612

Fairway Group Acquisition Co. 2284 12th Avenue New York, NY 10027	Fairway Group is an operator of full-service retail food stores in the New York City metro area.	$19,805

Fifth Third Processing Solutions LLC 38 Fountain Square Plaza 11th Floor Cincinnati, OH 45263	Fifth Third Processing is a provider of electronic payment processing services.	$1,707

Name and Address of Portfolio Company	Nature of its Principal Business	Amortized Cost of Investment (in thousands)

First Data Corp. 6200 S. Quebec Street Greenwood Village, CO 80111	First Data is a provider of electronic commerce and payment solutions for merchants, financial institutions and card issuers globally.	$6,121

First Reserve Crestwood Holdings LLC 717 Texas Avenue Suite 3150 Houston, TX 77002	First Reserve is the parent company of Quicksilver Gas Services GP, which gathers and processes natural gas.	$6,323

Florida Gaming Centers, Inc. 3500 NW 37th Avenue Miami, FL 33142	Florida Gaming is an owner and operator casinos and gambling facilities in Florida.	$12,750

Frac Tech International, LLC 16858 Interstate 20 Cisco, TX 76437	Frac Tech is an independent provider of oil and natural gas well simulation services to energy companies.	$3,113

Freescale Semiconductor, Inc. 6501 William Cannon Drive West Austin, TX 78735	Freescale Semiconductor is a leading manufacturer of semiconductors across a spectrum of industries.	$1,780

Global Tel Link Corp. 2601 Cameron Street Mobile, AL 33607	Global Tel Link is a provider of telecommunication services to correctional facilities in the United States.	$6,229

Goodman Global, Inc. 5151 San Felipe Suite 500 Houston, TX 77056	Goodman Global is a domestic manufacturer of HVAC products for residential and light commercial use.	$1,788

Green Tree Credit Solutions LLC 345 Saint Peter Street Saint Paul, MN 55102	Green Tree provides third-party servicing for consumer loans.	$3,864

Harbor Freight Tools USA, Inc. 26541 Agoura Road Calabasas, CA 91302	Harbor Freight Tools is a discount catalog retailer of tools and construction equipment.	$9,788

Harland Clarke Holdings Corp. 10931 Laureate Drive San Antonio, TX 78249	Harland Clarke is a provider of checks and check-related products and services in the United States.	$2,150

HCR Manor Care, Inc. 333 N. Summit Street Toledo, OH 43604	HCR Manor Care is an operator of post-acute care centers in the United States.	$3,133

Houghton International Inc. Madison and Van Buren Avenues P.O. Box 930 Valley Forge, PA 19482	Houghton International is a provider of specialty metalworking chemicals and fluidcare services.	$1,765

Name and Address of Portfolio Company	Nature of its Principal Business	Amortized Cost of Investment (in thousands)

iHealth Technologies, Inc. 115 Perimeter Center Place Suite 700 Atlanta, GA 30346	iHealth is a provider of payment policy management services to health plan administrators.	$3,480

Intelligrated, Inc. 7901 Innovation Way Mason, OH 45040	Intelligrated is a provider of automated material handling systems in the United States.	$4,891

Intralinks, Inc. 150 E. 42nd Street 8th Floor New York, NY 10017	Intralinks provides hosted, software-as-service workspaces to exchange and manage time-sensitive, confidential information.	$872

KIK Custom Products Inc. 101 Macintosh Boulevard Concord, Ontario, Canada L4K 4R5	KIK Custom Products is a custom manufacturer of both national brand and retailer brand consumer products.	$9,319

Lantiq Deutschland GmbH Am Campeon 3 85579 Neubiberg, Germany	Lantiq is a provider of broadband communications and semiconductor solutions.	$11,290

Maritime Telecommunications Network, Inc. 3044 N. Commerce Parkway Miramar, FL 33025	Maritime is a satellite services provider to cruise line, oil and gas, government and other markets.	$7,348

MDA Info Products Ltd. 13800 Commerce Parkway Richmond, British Columbia, Canada V6V 2J3	MDA provides property-related information solutions to insurance carriers, real estate attorneys and financial institutions.	$4,907

Mood Media Corp. 20 York Mills Road 6th Floor Toronto, Ontario, Canada M2P 2C2	Mood Media provides in-store audio, visual and scent branding services to retail companies in North America, Europe, Asia and Australia.	$3,640

Mosaic US Holdings Inc. 6051 N. State Highway 161 Irving, TX 75038	Mosaic provides field sales and marketing services in North America.	$705

NCO Group, Inc. 507 Prudential Road Horsham, PA 19044	NCO Group provides clients with business process outsourcing solutions.	$7,813

NSH Merger Sub, Inc. 250 South Wacker Drive Suite 500 Chicago, IL 60606	National Specialty Hospitals is an owner and operator of surgical hospitals and ambulatory surgery.	$15,353

OSI Restaurant Partners, LLC 2202 N.W. Shore Boulevard Suite 500 Tampa, FL 33607	OSI Restaurant Partners owns and operates casual dining restaurants in the United States.	$5,031

Name and Address of Portfolio Company	Nature of its Principal Business	Amortized Cost of Investment (in thousands)

Ozburn Hessey Holding Co., LLC 7101 Executive Center Drive Suite 333 Brentwood, TN 37027	Ozburn Hessey is a provider of contract logistic services.	$6,170

Playboy Enterprises, Inc. 2706 Media Center Drive Los Angeles, CA 90065	Playboy Enterprises is a marketer of the Playboy brand through a wide range of media properties and licensing initiatives.	$7,988

Presidio Inc. 7601 Ora Glen Drive Suite 100 Greenbelt, MD 20770	Presidio is a professional and managed services firm with expertise in IT solutions.	$9,609

Protection One, Inc. 1035 N. Third Street Suite 101 Lawrence, KS 66044	Protection One is a national provider of security alarm services.	$2,316

Remy International, Inc. 600 Corporation Drive Pendleton, IN 46064	Remy is a manufacturer of starters and alternators for light and heavy-duty original equipment manufacturers.	$2,056

RepconStrickland, Inc. 1605 S. Battleground Road La Porte, TX 77571	RepconStrickland engages in the upgrade, repair and maintenance of mission-critical operations in the oil refinery industry.	$11,765

Res-Care, Inc. 10140 Linn Station Road Louisville, KY 40223	Res-Care is a human services company that provides residential, therapeutic, job training and educational support to people with intellectual or developmental disabilities and other special needs.	$4,884

Sagittarius Restaurants LLC 25521 Commercentre Drive Suite 200 Lake Forest, CA 92630	Sagittarius is the owner, operator and franchisor of Del Taco LLC and Captain D’s LLC.	$2,774

Savvis, Inc. 1 Savvis Parkway Town & Country, MO 63017	Savvis provides a variety of IT services, including managed hosting, utility computing, collocation, security, network and related professional services.	$7,207

Sheridan Production Co., LLC 113111 McCormick Road Suite 260 Hunt Valley, MD 21031	Sheridan is an oil and gas production company focused on acquiring and exploiting a balanced portfolio of oil and gas producing properties in the United States.	$10,255

Name and Address of Portfolio Company	Nature of its Principal Business	Amortized Cost of Investment (in thousands)

Sitel, LLC Two American Center Suite 1000 3102 West End Avenue Nashville, TN 37203	Sitel is a global business process outsourcing provider of customer care and back office processes.	$5,667

Smile Brands Group Inc. 8105 Irvine Center Drive Suite 1500 Irvine, CA 92618	Smile Brands is a provider of support services to general and multi-specialty dental offices in the United States.	$5,853

Sophos Plc Abingdon Science Park Abingdon OX14 3YP United Kingdom	Sophos is a provider of IT security and data protection services.	$4,664

Sorenson Communication, Inc. 4393 South Riverboat Road Suite 300 Salt Lake City, UT 84123	Sorenson is a provider of IP-based video communication technology and services to the deaf and hard of hearing population of the United States.	$12,861

Spansion, LLC 915 Deguigne Drive Sunnyvale, CA 94085	Spansion develops, designs and manufactures flash memory products.	$5,907

Sports Authority, Inc. 1050 W. Hampden Avenue Englewood, CO 80110	Sports Authority provides a wide assortment of quality, brand-name sporting goods.	$7,760

Star West Generation LLC 277 Park Avenue 45th Floor New York, NY 10172	Star West operates power generation assets in the United States.	$4,975

Styron Sarl Styron Ashman Center 4520 Ashman Street P.O. Box 1206 Midland, MI 48642	Styron is a diversified chemicals and plastics manufacturing company that serves customers in the automotive, appliances and packaging industries.	$4,110

Summit Entertainment, LLC 1630 Stewart Street Suite 120 Santa Monica, CA 90404	Summit Entertainment is a provider of motion picture development, financing, production and distribution.	$14,052

Summit Materials Companies I, LLC 2900 K Street N.W. Suite 100 Habourside North Tower Building Washington D.C. 20007	Summit Materials is a building materials company participating in the aggregates, concrete and asphalt industries.	$3,980

Name and Address of Portfolio Company	Nature of its Principal Business	Amortized Cost of Investment (in thousands)

Surgery Center Holdings, Inc. 5501 W. Gray Street Tampa, FL 33609	Surgery Center Holdings is an owner and operator of ambulatory surgical centers.	$1,011

Swift Transportation Co., Inc. 2200 S. 75th Avenue Phoenix, AZ 85043	Swift is a truckload carrier that hauls freight, such as building materials, paper products and retail merchandise.	$4,249

Targus Information Corp. 8010 Tower Crescent Drive 5th Floor Vienna, VA 22182	Targus is a provider of on-demand data and marketing and data analytics.	$4,724

Telcordia Technologies Inc. One Telcordia Drive Piscataway, NJ 08854	Telcordia Technologies is a global provider of telecommunications software and services.	$8,768

Texas Competitive Electric Holdings Co. LLC 1601 Bryan Street Dallas, TX 75201	Texas Competitive Electric is a privately-held company which generates, distributes and sells electricity largely within the Texas marketplace.	$10,362

TNS, Inc. 11480 Commerce Park Drive Suite 600 Reston, VA 20191	TNS is a provider of business critical data communication services to credit card and automated teller machine transaction processors.	$1,033

Toys“R”Us, Inc. One Geoffrey Way Wayne, NJ 07470	Toys“R”Us is a toy and juvenile products retailer.	$6,666

Univar Inc. 17425 N.E. Union Hill Road Redmond, WA 98052	Univar is a global distributor of specialty and commodity chemicals and provider of supply-chain management and other services.	$6,608

West World Media, LLC 63 Copps Hill Road Ridgefield, CT 06877	West World is a provider of movie listing data in North America.	$11,662

Yell Group Plc Queens Walk, Oxford Road Reading Berkshire, England RG1 7PT	Yell Group is an international directories business operating in the advertising market through printed, online and phone-based media.	$679

Name and Address of Portfolio Company	Nature of its Principal Business	Amortized Cost of Investment (in thousands)

Senior Secured Loans—Second Lien

Advance Pierre Foods, Inc. 9990 Princeton Road Cincinnati, OH 45246	Advance Pierre is a producer of pre-cooked foods sold to schools, fast food restaurants, food distributors and food retailers.	$12,050

Advantage Sales & Marketing Inc. 18100 Von Karman Avenue Suite 1000 Irvine, CA 92612	Advantage Sales & Marketing is a sales and marketing agency in the United States.	$19,306

American Racing & Entertainment, LLC 2384 West River Road Nichols, NY 13812	American Racing & Entertainment is an operator of racing and gaming facilities.	$16,114

AMN Healthcare Services, Inc. 12400 High Bluff Drive Suite 100 San Diego, CA 92130	AMN Healthcare Services provides healthcare staffing services.	$9,740

AmWINS Group, Inc. 4725 Piedmont Row Drive Suite 600 Charlotte, NC 28210	AmWINS is a wholesale distributor of specialty insurance products and services in the United States.	$1,714

Asurion Corp. 648 Grassmere Park Drive Suite 300 Nashville, TN 37211	Asurion provides mobile-protection services to the wireless telecommunications industry.	$27,293

Attachmate Corp. 1500 Dexter Avenue North Seattle, WA 98109	Attachmate is a supplier of enterprise solutions that include systems and security management and host connectivity to corporations and government organizations.	$11,959

Awesome Acquisition Co. 1080 W. Bethel Road Coppell, TX 75019	Awesome Acquisition is the owner of the CiCi’s Pizza restaurant franchise.	$2,421

BNY ConvergEx Group, LLC 1633 Broadway 48th Floor New York, NY 10019	BNY ConvergEx is an institutional agency-only broker and financial technology provider.	$9,027

Brock Holdings III, Inc. 10343 Sam Houston Park Drive Suite 200 Houston, TX 77064	Brock Holdings is a provider of industrial maintenance solutions that support energy infrastructure and industrial processing plants.	$6,790

Central Parking Systems, Inc. 2401 21st Avenue South Suite 200 Nashville, TN 37212	Central Parking provides parking management and marketing services to a variety of venues across the United States.	$2,218

Name and Address of Portfolio Company	Nature of its Principal Business	Amortized Cost of Investment (in thousands)

Datatel, Inc. 4375 Fair Lakes Court Fairfax, VA 22033	Datatel provides enterprise resource planning software to higher education institutions.	$10,756

Decision Resources, LLC 8 New England Executive Park Burlington, MA 01803	Decision Resources provides information services across the pharmaceutical and biotechnology, managed care and medical technology device markets.	$3,301

Deluxe Entertainment Services Group Inc. 35 East 62nd Street New York, NY 10021	Deluxe Entertainment is a supplier of film processing, distribution and creative services to the producers of motion pictures and television programs.	$9,055

FR Brand Acquisition Corp. 1325 Cobb International Drive Suite A-1 Kennesaw, GA 30152	FR Brand Acquisition provides specialty multi-craft services for the downstream energy infrastructure and infrastructure construction markets.	$11,839

Goodman Global, Inc. 5151 San Felipe Suite 500 Houston, TX 77056	Goodman Global is a domestic manufacturer of HVAC products for residential and light commercial use.	$6,873

Hubbard Radio, LLC 3415 University Avenue St. Paul, MN 55114	Hubbard Radio is an owner and operator of radio stations across the United States.	$1,415

JHCI Holdings, Inc. 3811 Dixon Street Des Moines, IA 50313-3907	JHCI Holdings is a national provider of fully outsourced, total supply chain solutions.	$5,514

JW Aluminum Co. 435 Old Mt. Holly Road Mt Holly, SC 29445	JW Aluminum is a producer of specialty aluminum products in the United States.	$13,856

Kronos Inc. 297 Billerica Road Chelmsford, MA 01824	Kronos is a vendor of workforce management solutions.	$2,928

LabelCorp Holdings, Inc. 13321 California Street Suite 400 Omaha, NE 68154-5257	LabelCorp Holdings is a provider of pressure sensitive labels in North America.	$11,822

Mood Media Corp. 20 York Mills Road 6th Floor Toronto, Ontario, Canada M2P 2C2	Mood Media provides in-store audio, visual and scent branding services to retail companies in North America, Europe, Asia and Australia.	$9,965

QCE LLC (Quiznos) 1475 Lawrence Street Denver, CO 80202	Quiznos is a franchiser and operator of quick service restaurants, principally under the Quiznos brand.	$3,813

Name and Address of Portfolio Company	Nature of its Principal Business	Amortized Cost of Investment (in thousands)

Roundy’s Supermarkets, Inc. 875 E. Wisconsin Avenue Milwaukee, WI 53202	Roundy’s is a grocery retailer in the upper midwestern United States.	$13,146

Sedgwick CMS Holdings P.O. Box 171865 Memphis, TN 381187	Sedgwick provides claims and productivity management solutions to employers.	$500

Sensus USA Inc. 8601 Six Forks Road Suites 700 Raleigh, NC 27615	Sensus is a provider of end-to-end utility infrastructure solutions.	$6,585

Southern Pacific Resource Co. 1700, 205 - 5 Avenue S.W. Calgary, Alberta, Canada T2P 2V7	Southern Pacific is engaged in the exploration, development and production of in-situ thermal heavy oil and bitumen production.	$13,724

SRAM, LLC 1333 N. Kingsbury 4th Floor Chicago, IL 60622	SRAM is a global manufacturer and marketer of branded bicycle components.	$4,951

TPF Generation Holdings, LLC 1044 N. 115th Street Suite 400 Omaha, NE 68154	TPF Generation invests in a diverse group of energy and power companies and assets in the United States with a focus on the power generation and midstream gas sectors.	$7,503

Vertafore, Inc. 11831 N.E. 195th Street Bothell, WA 98011	Vertafore is a provider of specialized software solutions and information for the insurance industry.	$9,909

Wm. Bolthouse Farms, Inc. 3200 E. Brundage Lane Bakersfield, CA 93304	Bolthouse Farms is a producer of food products, including produce, beverages and salad dressings.	$14,121

Senior Secured Bonds

Allen Systems Group, Inc. 1333 Third Avenue South Naples, FL 34102	Allen Systems provides software and services for enterprise performance, operations and application management.	$8,807

Aspect Software, Inc. 300 Apollo Drive Chelmsford, MA 01824	Aspect Software Group is a provider of solutions to the contact center industry.	$4,000

Avaya Inc. 211 Mount Airy Road Basking Ridge, NJ 07920	Avaya is a provider of unified communications, contact centers, data solutions and related services.	$1,500

Name and Address of Portfolio Company	Nature of its Principal Business	Amortized Cost of Investment (in thousands)

BakerCorp. International, Inc. 3020 Old Ranch Parkway Suite 220 Seal Beach, CA 90740	Baker is a provider of services to the liquid and solid containment industry.	$5,000

Connacher Oil & Gas Ltd. 332 - 6 Avenue SW Suite 900 Calgary, Alberta, Canada T2P 0B2	Connacher is an exploration, development and production company with a focus on producing bitumen.	$5,600

Eastman Kodak Co. 343 State Street Rochester, NY 14650	Kodak is a provider of digital photography and printing products and services for consumer markets.	$7,404

Echostar Corp. 100 Inverness Terrace East Englewood, CO 80112	Echostar designs, develops and distributes products for pay television providers and offers satellite services.	$2,000

First Data Corp. 6200 S. Quebec Street Greenwood Village, CO 80111	First Data is a provider of electronic commerce and payment solutions for merchants, financial institutions and card issuers globally.	$6,349

Grifols, SA Avinguda del la Generalitat 152—158 Parc de Negocis Can Sant Joan Sant Cugat del Valles 08174 Barcelona, Spain	Grifols is a producer and distributor of plasma derivative therapies that are used in the treatment of chronic and acute conditions.	$2,500

HOA Restaurant Group, LLC 1815 The Exchange Southeast Atlanta, GA 30339	HOA is an owner, operator and franchisor of the Hooters brand.	$2,600

Kabel BW Im Breitspiel 2-4 69126 Heidelberg, Germany	Kabel BW is a provider of cable and internet services to southwestern Germany.	$665

Nexstar Broadcasting Group, Inc. 5215 N. O’Connor Boulevard Suite 1400 Irving, TX 75039	Nexstar Broadcasting owns, operates, programs, manages and provides sales and other services to television stations across the United States.	$4,972

Paetec Holding Corp. 600 WillowBrook Office Park Fairport, NY 14450	Paetec delivers personalized communications solutions and services to business-class customers in the United States.	$4,808

Palace Entertainment Holdings, LLC 4590 MacArthur Boulevard Suite 400 Newport Beach, CA 92660	Palace is a multi-platform entertainment company, with amusement, retail, restaurant and concert operations.	$2,400

Name and Address of Portfolio Company	Nature of its Principal Business	Amortized Cost of Investment (in thousands)

Roofing Supply Group LLC 3890 W. Northwest Highway Suite 400 Dallas, TX 75220	Roofing Supply Group is a wholesale distributor of roofing supplies and related materials.	$800

Speedy Cash Intermediate Holdings Corp. 3527 N. Ridge Road Wichita, KS 67205	Speedy Cash provides payday loans, title loans and cash checking in the United States, Canada and the United Kingdom.	$8,000

Symbion, Inc. 40 Burton Hills Blvd. Suite 500 Nashville, TN 37215	Symbion owns and operates a national network of short stay surgical facilities in the United States.	$13,253

Texas Competitive Electric Holdings Co. LLC 1601 Bryan Street Dallas, TX 75201-3411	Texas Competitive Electric generates, distributes and sells electricity largely within the Texas marketplace.	$4,956

United Refining, Co. 15 Bradley Street Warren, PA 16365	United Refining is a refiner and marketer of petroleum products.	$1,145

Subordinated Debt

Alpha Natural Resources, Inc. One Alpha Place, P.O. Box 2345 Abingdon, VA 24212	Alpha Natural Resources is a producer of coal to the energy industry.	$4,000

AMC Networks Inc. 11 Penn Plaza New York, NY 10001	AMC Networks owns and operates nationally distributed cable networks in the United States.	$2,900

Aquilex Corp. 3344 Peachtree Road NE Suite 2100 Atlanta, GA 30326	Aquilex is a provider of critical maintenance, repair, and industrial cleaning solutions to the energy industry.	$4,865

ATI Enterprises Inc. 701 W. Highlander Suite 200 Arlington, TX 76015	ATI is a for-profit post-secondary education company that provides diplomas, certificates and associate degrees in a variety of programs.	$7,915

Aurora Diagnostics, LLC 11025 RCA Center Drive Suite 300 Palm Beach Gardens, FL 33410	Aurora is a specialized diagnostics company providing services that play a key role in the diagnosis of cancer and other diseases.	$8,000

Bresnan Broadband Holdings LLC 1111 Stewart Avenue Bethpage, NY 11714-3581	Bresnan is a cable operator serving customers in Montana, Wyoming, Colorado and Utah.	$5,000

Burlington Coat Factory Holdings Inc. 1830 Route 130 Burlington, NJ 08016	Burlington Coat Factory is a national department store retail chain.	$680

Name and Address of Portfolio Company	Nature of its Principal Business	Amortized Cost of Investment (in thousands)

Calumet Lubricants Co., LP 3333 Midway Street Shreveport, LA 71109-5719	Calumet is a leading independent refiner active in producing specialty fuel products throughout the United States.	$5,800

Cincinnati Bell Inc. 201 E. Fourth Street Cincinnati, OH 45202	Cincinnati Bell is a provider of diversified telecommunications services.	$8,000

Commscope Inc. 1100 CommScope Place SE P.O. Box 339 Hickory, NC 28603	Commscope is a provider of infrastructure solutions for communications networks.	$4,000

Del Monte Foods Co. One, The Market San Francisco, CA 94105	Del Monte is a producer, distributor and marketer of food and pet products for the United States retail market.	$2,500

Echostar Corp. 100 Inverness Terrace East Englewood, CO 80112	Echostar designs, develops and distributes products for pay television providers and offers satellite services.	$1,310

Insight Pharmaceuticals LLC 1170 Wheeler Way Suite 150 Langhorne, PA 19047	Insight is a marketer and distributor of healthcare products to consumers.	$15,062

J. Crew Group, Inc. 770 Broadway New York, NY 10003	J.Crew is a retailer of men’s and women’s apparel and accessories.	$1,200

N.E.W. Customer Service Cos., Inc. 22660 Executive Drive Sterling, VA 20166	N.E.W. Customer Service is a provider of extended service plans and product protection programs for consumer products.	$6,872

NCO Group Inc. 507 Prudential Road Horsham, PA 19044	NCO Group provides clients with business process outsourcing solutions.	$1,766

R.R. Donnelley & Sons Co. 111 South Wacker Drive Chicago, IL 60606	R.R. Donnelley is a provider of commercial printing and data storage services internationally.	$4,375

Sensata Technologies, Inc. 529 Pleasant Street P.O. Box 2964 Attleboro, MA 02703-0964	Sensata is a designer and manufacturer of sensors and controls.	$2,000

Thermo Fluids Inc. 4301 West Jefferson Street Phoenix, AZ 85043	Thermo Fluids is a provider of oil disposal services and a producer of reprocessed fuel oil.	$10,684

Univar Inc. 17425 N.E. Union Hill Road Redmond, WA 98052	Univar is a global distributor of specialty and commodity chemicals and provider of supply-chain management and other services.	$2,944

Name and Address of Portfolio Company	Nature of its Principal Business	Amortized Cost of Investment (in thousands)

WCA Waste Corp. One Riverway, Suite 1400 Houston, TX 77056	WCA is a non-hazardous solid waste company that owns and/or operates 25 landfills, 29 collection operations and 27 transfer stations/materials recycling facilities.	$3,930

Collateralized Securities

Apidos CDO IV Class E Apidos Capital Management 712 Fifth Avenue 12th Floor New York, NY 10019	Apidos Capital Management is the asset manager of Apidos CDO IV.	$1,085

Ares 2007 CLO 11A Class E Ares Management LLC 1999 Avenue of the Stars Suite 1900 Los Angeles, CA 90067	Ares CLO Management XI is the asset manager of Ares 2007 CLO 11A.	$3,066

Ares 2007 CLO 12X Class E Ares Management LLC 1999 Avenue of the Stars Suite 1900 Los Angeles, CA 90067	Ares CLO Management XI is the asset manager of Ares 2007 CLO 12X.	$1,759

Base CLO I Class E M&G Investment Management Laurence Pountney Hill London, United Kingdom EC4R 0HH	M&G Investment Management is the asset manager of Base CLO I.	$999

Blue Mountain CLO III Class E Blue Mountain Capital Management 280 Park Avenue 5th Floor East New York, NY 10017	Blue Mountain Capital Management is the asset manager of Blue Mountain CLO III.	$894

Franklin CLO 6A Class E Franklin Advisers, Inc. One Franklin Parkway San Mateo, CA 94403-1906	Franklin Advisers is the asset manager of Franklin CLO 6A.	$1,159

Galaxy VII CLO Class Subord. PineBridge Investments 399 Park Avenue 4th Floor New York, NY 10022	PineBridge Investments is the asset manager of the Galaxy VII CLO.	$1,595

Lightpoint CLO 2006 V Class D Neuberger Berman 605 Third Avenue 36th Floor New York, NY 10158	Lightpoint Capital Management (acquired by Neuberger Berman) is the asset manager of Lightpoint CLO 2006 V.	$3,115

Name and Address of Portfolio Company	Nature of its Principal Business	Amortized Cost of Investment (in thousands)

Lightpoint CLO 2007 VII Class D Neuberger Berman 605 Third Avenue 36th Floor New York, NY 10158	Lightpoint Capital Management (acquired by Neuberger Berman) is the asset manager of Lightpoint CLO 2007 VII.	$2,228

Mountain View CLO II Class Pref. Seix Advisors 10 Mountainview Road, C-200 Upper Saddle River, NJ 07458	Seix Advisors is the asset manager of Mountain View CLO II.	$6,606

Octagon CDO 2007 1A Class Income Octagon Credit Investors, LLC 245 Park Avenue 16th Floor New York, NY 10167	Octagon Credit Investors is the asset manager of Octagon CDO 2007 1A.	$2,659

Octagon CLO 2006 10A Class Income Octagon Credit Investors, LLC 245 Park Avenue 16th Floor New York, NY 10167	Octagon Credit Investors is the asset manager of Octagon CLO 2006 10A.	$3,552

Rampart CLO 2007 1A Class Subord. Stone Tower Debt Advisors 152 West 57th Street New York, NY	Stone Tower is the asset manager of Rampart CLO 2007 1A.	$8,423

Stone Tower CLO VI Class Subord. Stone Tower Debt Advisors 152 West 57th Street New York, NY	Stone Tower is the asset manager of Stone Tower CLO VI.	$4,368

Trimaran CLO IV Ltd Class Pref. Trimaran Advisors 1325 Avenue of the Americas 34th Floor New York, NY 10019	Trimaran Advisors is the asset manager of Trimaran CLO IV Ltd.	$9,686

Name and Address of Portfolio Company	Nature of its Principal Business	Title of Securities Held by Us	Percentage of Class Held(1)	Amortized Cost of Investment (in thousands)
Equity/Other
Airborne Tactical Advantage Co., LLC 1 Lear Drive Suite 273 Newport News, VA 23602	Airborne is a manufacturer of tactical aircraft and provides related services to the United States military.	Class B Common Shares	14.2%	$250
Airborne Tactical Advantage Co., LLC 1 Lear Drive Suite 273 Newport News, VA 23602	Airborne is a manufacturer of tactical aircraft and provides related services to the United States military.	Class A Common Shares	21.8%	$1,250
East Cameron Partners, LP 910 One Shell Plaza Suite 5030 Houston, TX 77002	East Cameron is a producer of gas properties in offshore Louisiana.	Common Shares	8.8%	$600
East Cameron Partners, LP 910 One Shell Plaza Suite 5030 Houston, TX 77002	East Cameron is a producer of gas properties in offshore Louisiana.	Preferred Shares	14.6%	$100
Florida Gaming Centers, Inc. 3500 NW 37th Avenue Miami, FL 33142	Florida Gaming is an owner and operator of casinos and gambling facilities in Florida.	Warrants	5.2%	$—
Florida Gaming Corp. 3500 NW 37th Avenue Miami, FL 33142	Florida Gaming is an owner and operator of casinos and gambling facilities in Florida.	Warrants	4.5%	$—
JW Aluminum Co. 435 Old Mount Holly Rd. Mount Holly, SC 29445	JW Aluminum is a producer of specialty aluminum products in the United States.	Common Stock	4.4%	$3,225
Milagro Holdings, LLC 1401 McKinney St Suite 925 Houston, TX 77010	Milagro was formed for the purpose of exploring, developing and acquiring natural gas and oil properties along the Gulf of Mexico.	Class A Common Units	2.4%	$25
Milagro Holdings, LLC 1401 McKinney St Suite 925 Houston, TX 77010	Milagro was formed for the purpose of exploring, developing and acquiring natural gas and oil properties along the Gulf of Mexico.	Class B Common Units	36.0%	$25
Milagro Holdings, LLC 1401 McKinney St Suite 925 Houston, TX 77010	Milagro was formed for the purpose of exploring, developing and acquiring natural gas and oil properties along the Gulf of Mexico.	Preferred Shares	10.5%	$11,108
West World Media, LLC 63 Copps Hill Road Ridgefield, CT 06877	West World is a provider of movie listing data in North America.	Common Shares	23.1%	$1,500

(1)	Percentage of class held is calculated on a fully diluted basis and is based on the best available information at the time of calculation.

INVESTMENT ADVISORY AND ADMINISTRATIVE SERVICES AGREEMENT

Overview of FB Advisor

Management Services and Responsibilities

FB Advisor is registered as an investment adviser under the Advisers Act and serves as our investment adviser pursuant to the investment advisory and administrative services agreement in accordance with the 1940 Act. Subject to the overall supervision of our board of directors, FB Advisor oversees our day-to-day operations and provides us with investment advisory services. Under the terms of the investment advisory and administrative services agreement, FB Advisor:

•	determines the composition and allocation of our portfolio, the nature and timing of the changes to our portfolio and the manner of implementing such changes;

•	determines what securities we will purchase, retain or sell;

•	identifies, evaluates, negotiates and structures the investments we make; and

•	executes, monitors and services the investments we make.

FB Advisor’s services under the investment advisory and administrative services agreement may not be exclusive, and it is free to furnish similar services to other entities so long as its services to us are not impaired. In addition, FB Advisor performs certain administrative services under the investment advisory and administrative services agreement. See “Administrative Services.”

Advisory Fees

We pay FB Advisor a fee for its services under the investment advisory and administrative services agreement consisting of two components—a base management fee and an incentive fee. The cost of both the base management fee payable to FB Advisor and any incentive fees it earns are ultimately borne by our stockholders.

Base Management Fee

The base management fee is calculated at an annual rate of 2.0% of our average gross assets. The base management fee is payable quarterly in arrears and is calculated based on the average value of our gross assets at the end of the two most recently completed calendar quarters. The base management fee may or may not be taken in whole or in part at the discretion of FB Advisor. All or any part of the base management fee not taken as to any quarter will be deferred without interest and may be taken in such other quarter as FB Advisor shall determine. The base management fee for any partial month or quarter will be appropriately pro rated.

Incentive Fee

The incentive fee has three parts. The first part, which we refer to as the subordinated incentive fee on income, is calculated and payable quarterly in arrears based upon our “pre-incentive fee net investment income” for the immediately preceding quarter. The subordinated incentive fee on income is subject to a quarterly preferred return to investors, expressed as a rate of return on adjusted capital at the beginning of the most recently completed calendar quarter, of 2.0% (8.0% annualized), subject to a “catch up” feature. For this purpose, “pre-incentive fee net investment income” means interest income, dividend income and any other income (including any other fees, other than fees for providing managerial assistance, such as commitment, origination, structuring, diligence and consulting fees or other fees that we receive from portfolio companies) accrued during the calendar quarter, minus our operating expenses for the quarter (including the base management fee, expenses reimbursed to FB Advisor under the investment advisory and administrative services agreement and any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee). Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with payment-in-kind interest and zero coupon securities), accrued income that we have not yet received in cash. Pre-incentive fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. The calculation of the subordinated incentive fee on income for each quarter is as follows:

•	No incentive fee is payable to FB Advisor in any calendar quarter in which our pre-incentive fee net investment income does not exceed the preferred return rate of 2.0%, or the preferred return;

•

100% of our pre-incentive fee net investment income, if any, that exceeds the preferred return but is less than or equal to 2.5% in any calendar quarter (10.0% annualized) is payable to FB Advisor. We refer to this portion of our pre-incentive fee net investment income (which exceeds the preferred return but is less than or equal to 2.5%) as the “catch-up.” The “catch-up” provision is intended to provide FB Advisor with an incentive fee of 20.0% on all of our pre-incentive fee net investment income when our pre-incentive fee net investment income reaches 2.5% in any calendar quarter; and

•

20.0% of the amount of our pre-incentive fee net investment income, if any, that exceeds 2.5% in any calendar quarter (10.0% annualized) is payable to FB Advisor once the preferred return is reached and the catch-up is achieved (20.0% of all pre-incentive fee net investment income thereafter is allocated to FB Advisor).

The following is a graphical representation of the calculation of the income-related portion of the incentive fee:

Quarterly Subordinated Incentive Fee on Income

Pre-incentive fee net investment income

(expressed as a percentage of adjusted capital)

Percentage of pre-incentive fee net investment income allocated to income-related portion of incentive fee

These calculations will be appropriately pro rated for any period of less than three months and adjusted, if appropriate, for any equity capital raises or repurchases during the current calendar quarter.

The second part of the incentive fee, which we refer to as the incentive fee on capital gains during operations, is an incentive fee on capital gains earned on liquidated investments from the portfolio during operations prior to a liquidation of the Company and is determined and payable in arrears as of the end of each calendar year (or upon termination of the investment advisory and administrative services agreement). This fee equals 20.0% of our incentive fee capital gains, which equal our realized capital gains on a cumulative basis from inception, calculated as of the end of each calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gains incentive fees.

The third part of the incentive fee, which we refer to as the subordinated liquidation incentive fee, equals 20.0% of the net proceeds from a liquidation of the company in excess of adjusted capital, as calculated immediately prior to liquidation.

All percentages are based on average adjusted capital as defined above.

Example 1: Subordinated Incentive Fee on Income for Each Calendar Quarter

Scenario 1

Assumptions

Investment income (including interest, dividends, fees, etc.) = 1.25%

Preferred return(1) = 2.0%

Base management fee(2) = 0.5%

Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.2%

Pre-incentive fee net investment income

(investment income – (base management fee + other expenses) = 0.55%

Pre-incentive fee net investment income does not exceed the preferred return rate, therefore there is no subordinated incentive fee on income payable.

Scenario 2

Assumptions

Investment income (including interest, dividends, fees, etc.) = 2.9%

Preferred return(1) = 2.0%

Base management fee(2) = 0.5%

Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.2%

Pre-incentive fee net investment income

(investment income – (base management fee + other expenses) = 2.2%

Subordinated incentive fee on income = 100% × pre-incentive fee net investment income (subject to “catch-up”)(4)

= 100% × (2.2% – 2.0%)
= 0.2%

Pre-incentive fee net investment income exceeds the preferred return rate, but does not fully satisfy the “catch-up” provision, therefore the subordinated incentive fee on income is 0.2%.

Scenario 3

Assumptions

Investment income (including interest, dividends, fees, etc.) = 3.5%

Preferred return(1) = 2.0%

Base management fee(2) = 0.5%

Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.2%

Pre-incentive fee net investment income

(investment income – (base management fee + other expenses) = 2.8%

Catch-up = 100% × pre-incentive fee net investment income (subject to “catch-up”)(4)

Subordinated incentive fee on income = 100% × “catch-up” + (20.0% × (pre-incentive fee net investment income - 2.5%))

Catch-up	= 2.5% – 2.0%
= 0.5%

Subordinated incentive fee on income = (100% × 0.5%) + (20.0% × (2.8% – 2.5%))

= 0.5% + (20% × 0.3%)
= 0.5% + 0.06%
= 0.56%

Pre-incentive fee net investment income exceeds the preferred return and fully satisfies the “catch-up” provision, therefore the subordinated incentive fee on income is 0.56%.

(1)	Represents 8.0% annualized preferred return.

(2)	Represents 2.0% annualized base management fee on average gross assets. Examples assume assets are equal to adjusted capital.

(3)	Excludes organizational and offering expenses.

(4)	The “catch-up” provision is intended to provide FB Advisor with an incentive fee of 20.0% on all pre-incentive fee net investment income when our net investment income exceeds 2.5% in any calendar quarter.

Example 2: Incentive Fee on Capital Gains During Operations

Scenario 1

Assumptions

Year 1: $20 million investment made in Company A (“Investment A”), and $30 million investment made in Company B (“Investment B”)

Year 2: Investment A sold for $50 million and fair market value (“FMV”) of Investment B determined to be $32 million

Year 3: FMV of Investment B determined to be $25 million

Year 4: Investment B sold for $31 million

The incentive fee on capital gains during operations would be:

Year 1: None

Year 2: Incentive fee on capital gains during operations of $6 million ($30 million realized capital gains on sale of Investment A multiplied by 20.0%)

Year 3: None g $5 million (20.0% multiplied by ($30 million cumulative realized capital gains less $5 million cumulative capital depreciation)) less $6 million (previous capital gains fee paid in Year 2)

Year 4: Incentive fee on capital gains during operations of $200,000 g $6.2 million ($31 million cumulative realized capital gains multiplied by 20.0%) less $6 million (incentive fee on capital gains during operations taken in Year 2)

Scenario 2

Assumptions

Year 1: $20 million investment made in Company A (“Investment A”), $30 million investment made in Company B (“Investment B”) and $25 million investment made in Company C (“Investment C”)

Year 2: Investment A sold for $50 million, FMV of Investment B determined to be $25 million and FMV of Investment C determined to be $25 million

Year 3: FMV of Investment B determined to be $27 million and Investment C sold for $30 million

Year 4: FMV of Investment B determined to be $35 million

Year 5: Investment B sold for $20 million

The capital gains incentive fee, if any, would be:

Year 1: None

Year 2: $5 million incentive fee on capital gains during operations g 20.0% multiplied by $25 million ($30 million realized capital gains on Investment A less unrealized capital depreciation on Investment B)

Year 3: $1.4 million incentive fee on capital gains during operations g $6.4 million (20.0% multiplied by $32 million ($35 million cumulative realized capital gains less $3 million unrealized capital depreciation)) less $5 million incentive fee on capital gains during operations received in Year 2

Year 4: None

Year 5: None g $5 million (20.0% multiplied by $25 million (cumulative realized capital gains of $35 million less realized capital losses of $10 million)) less $6.4 million cumulative incentive fee on capital gains during operations paid in Year 2 and Year 3

Example 3: Subordinated Liquidation Incentive Fee

Scenario 1

Assumptions

Year 1: Gross offering proceeds total $85 million. $20 million investment made in Company A (“Investment A”), $30 million investment made in Company B (“Investment B”) and $25 million investment made in Company C (“Investment C”)

Year 2: Investment A sold for $25 million and all proceeds, net of any capital gains incentive fees payable, are returned to stockholders. FMV of Investment B determined to be $30 million and FMV of Investment C determined to be $27 million.

Year 3: FMV of Investment B determined to be $31 million. FMV of Investment C determined to be $20 million.

Year 4: FMV of Investment B determined to be $35 million. FMV of Investment C determined to be $25 million.

Year 5: Investments B and C sold in an orderly liquidation for total proceeds of $55 million. All proceeds, net of any capital gains incentive fees payable, are returned to stockholders.

The capital gains incentive fee, if any, would be:

Year 1: None

Year 2: $1 million incentive fee on capital gains during operations g 20.0% multiplied by a realized gain of $5 million (no unrealized depreciation or realized losses occurred). Adjusted capital now equals $61 million ($85 million gross proceeds less $24 million returned to stockholders from the sale of portfolio investments).

Year 3: None

Year 4: None

Year 5: No subordinated liquidation incentive fee due g Liquidation proceeds of $55 million are less than adjusted capital immediately prior to liquidation ($61 million).

Scenario 2

Assumptions

Year 1: Gross offering proceeds total $85 million. $20 million investment made in Company A (“Investment A”), $30 million investment made in Company B (“Investment B”) and $25 million investment made in Company C (“Investment C”).

Year 2: Investment A sold for $25 million and all proceeds, net of any capital gains incentive fees payable, are returned to stockholders. FMV of Investment B determined to be $30 million and FMV of Investment C determined to be $27 million.

Year 3: FMV of Investment B determined to be $31 million. FMV of Investment C determined to be $20 million.

Year 4: FMV of Investment B determined to be $35 million. FMV of Investment C determined to be $25 million.

Year 5: Investments B and C sold in an orderly liquidation for total proceeds of $80 million. All proceeds, net of any capital gains incentive fees payable, are returned to stockholders.

The capital gains incentive fee, if any, would be:

Year 1: None

Year 2: $1 million incentive fee on capital gains during operations g 20.0% multiplied by a realized gain of $5 million (no unrealized depreciation or realized losses occurred). Adjusted capital now equals $61 million ($85 million gross proceeds less $24 million returned to stockholders from the sale of portfolio investments).

Year 3: None

Year 4: None

Year 5: $3.8 million subordinated liquidation incentive fee g 20.0% multiplied by liquidation proceeds ($80 million) in excess of adjusted capital immediately prior to liquidation ($61 million), or $19 million.

*	The returns shown are for illustrative purposes only. No incentive fee is payable to FB Advisor in any calendar quarter in which our pre-incentive fee net investment income does not exceed the preferred return. Positive returns are shown to demonstrate the fee structure and there is no guarantee that positive returns will be realized. Actual returns may vary from those shown in the examples above.

Payment of Our Expenses

Our primary operating expenses are the payment of advisory fees and other expenses under the investment advisory and administrative services agreement, interest expense from financing facilities and other expenses necessary for our operations. Our investment advisory fee compensates FB Advisor for its work in identifying, evaluating, negotiating, executing, monitoring and servicing our investments. FB Advisor is responsible for compensating GDFM for its services pursuant to the sub-advisory agreement. We bear all other expenses of our operations and transactions, including (without limitation) fees and expenses relating to:

•	corporate and organizational expenses relating to offerings of our common stock, subject to limitations included in the investment advisory and administrative services agreement;

•	the cost of calculating our net asset value, including the cost of any third-party pricing or valuation services;

•	the cost of effecting sales and repurchases of shares of our common stock and other securities;

•	investment advisory fees;

•

fees payable to third parties relating to, or associated with, making investments and valuing investments, including fees and expenses associated with performing due diligence reviews of prospective investments;

•	interest payments on our debt or related obligations;

•	transfer agent and custodial fees;

•	fees and expenses associated with marketing efforts;

•	federal and state registration fees;

•	federal, state and local taxes;

•	independent directors’ fees and expenses;

•	costs of proxy statements, stockholders’ reports and notices;

•	fidelity bond, directors and officers/errors and omissions liability insurance and other insurance premiums;

•	direct costs such as printing, mailing, long distance telephone and staff;

•	fees and expenses associated with independent audits and outside legal costs, including compliance with the Sarbanes-Oxley Act;

•	costs associated with our reporting and compliance obligations under the 1940 Act and applicable federal and state securities laws;

•	brokerage commissions for the purchase and sale of our investments; and

•

all other expenses incurred by FB Advisor, GDFM or us in connection with administering our business, including expenses incurred by FB Advisor or GDFM in performing administrative services for us, and the reimbursement of the compensation of our chief compliance officer and other administrative personnel paid by FB Advisor, to the extent they are not controlling persons of FB Advisor or any of its affiliates, subject to the limitations included in the investment advisory and administrative services agreement.

Reimbursement of FB Advisor

We reimburse FB Advisor for its performance of services related to our administration and operation, provided that such reimbursement must be the lower of FB Advisor’s actual costs or the amount that we would be required to pay for comparable administrative services in the same geographic location, and provided further that such costs are reasonably allocated to us on the basis of assets, revenues, time records or other reasonable methods. We do not reimburse FB Advisor for any services for which it receives a separate fee, or for rent, depreciation, utilities, capital equipment or other administrative items allocated to a controlling person of FB Advisor.

Duration and Termination

The investment advisory and administrative services agreement became effective on January 2, 2009, the date that we met our minimum offering requirement. Unless earlier terminated as described below, the investment advisory and administrative services agreement remains in effect until January 2012 and will remain in effect from year-to-year thereafter if approved annually by the board of directors or by the affirmative vote of the holders of a majority of our outstanding voting securities, including, in either case, approval by a majority of our directors who are not interested persons. In November 2010, the board of directors re-approved the investment advisory and administrative services agreement and extended its term for a period of twelve months commencing January 1, 2011, subject to earlier termination in accordance with its terms. An affirmative vote of the holders of a majority of our outstanding voting securities is also necessary in order to make material amendments to the investment advisory and administrative services agreement.

The investment advisory and administrative services agreement will automatically terminate in the event of its assignment. As required by the 1940 Act, the investment advisory and administrative services agreement provides that we may terminate the agreement without penalty upon 60 days’ written notice to FB Advisor. If FB Advisor wishes to voluntarily terminate the investment advisory and administrative services agreement, it must give us a minimum of 120 days notice prior to termination and must pay all expenses associated with its termination. The investment advisory and administrative services agreement may also be terminated, without penalty, upon the vote of a majority of our outstanding voting securities.

Without the vote of a majority of our outstanding voting securities, our investment advisory and administrative services agreement may not be materially amended, nor may we engage in a merger or other reorganization with FB Advisor. In addition, should we or FB Advisor elect to terminate the investment advisory and administrative services agreement, a new investment adviser may not be appointed without approval of a majority of our outstanding common stock, except in limited circumstances where a temporary adviser may be appointed without stockholder consent, consistent with the 1940 Act, for a time period not to exceed 150 days following the date on which the previous contract terminates. FB Advisor may not terminate the investment sub-advisory agreement with GDFM without prior approval from our board of directors.

Prohibited Activities

Our charter prohibits the following activities between us and FB Advisor:

•

We may not purchase or lease assets in which FB Advisor has an interest unless we disclose the terms of the transaction to our stockholders and the terms do not exceed the lesser of cost or fair market value, as determined by an independent expert;

•	FB Advisor may not acquire assets from us unless approved by our stockholders in accordance with our charter;

•	We may not lease assets to FB Advisor unless we disclose the terms of the transaction to our stockholders and such terms are fair and reasonable to us;

•	We may not make any loans to FB Advisor except for the advancement of funds as permitted by our charter;

•	We may not acquire assets in exchange for our stock;

•

We may not pay a commission or fee, either directly or indirectly to FB Advisor, except as otherwise permitted by our charter, in connection with the reinvestment of cash flows from operations and available reserves or of the proceeds of the resale, exchange or refinancing of our assets;

•	FB Advisor may not charge duplicate fees to us; and

•	FB Advisor may not provide financing to us with a term in excess of 12 months.

In addition, the investment advisory and administrative services agreement prohibits FB Advisor from receiving or accepting any rebate, give-up or similar arrangement that is prohibited under federal or state securities laws. FB Advisor is also prohibited from participating in any reciprocal business arrangement that would circumvent provisions of federal or state securities laws governing conflicts of interest or investment restrictions. Finally, FB Advisor is prohibited from entering into any agreement, arrangement or understanding that would circumvent restrictions against dealing with affiliates or promoters under applicable federal or state securities laws.

Indemnification

Our charter and the investment advisory and administrative services agreement provide that FB Advisor and its officers, directors, controlling persons and any other person or entity affiliated with it acting as our agent will not be entitled to indemnification (including reasonable attorneys’ fees and amounts reasonably paid in settlement) for any liability or loss suffered by the adviser, nor will FB Advisor be held harmless for any loss or liability suffered by us, unless (i) FB Advisor has determined, in good faith, that the course of conduct which caused the loss or liability was in our best interests, (ii) FB Advisor was acting on behalf of or performing services for us, (iii) the liability or loss suffered was not the result of negligence or misconduct by FB Advisor or an affiliate thereof acting as our agent, and (iv) the indemnification or agreement to hold FB Advisor harmless for any loss or liability suffered by us is only recoverable out of our net assets and not from our stockholders.

Organization of FB Advisor

FB Advisor is a Delaware limited liability company that is registered as an investment adviser under the Advisers Act. The principal address of FB Advisor is FB Income Advisor, LLC, Cira Centre, 2929 Arch Street, Suite 675, Philadelphia, Pennsylvania 19104.

Overview of GDFM

GDFM acts as our sub-adviser pursuant to an investment sub-advisory agreement with FB Advisor and is registered as an investment adviser under the Advisers Act. GDFM is a Delaware limited liability company with principal offices located at 280 Park Avenue, New York, New York 10017.

Under the terms of the sub-advisory agreement, GDFM assists FB Advisor in managing our portfolio in accordance with our stated investment objectives and policies. This assistance includes making investment recommendations, monitoring and servicing our investments, performing due diligence on prospective portfolio companies and providing research and other investment advisory services for us. However, all investment decisions are ultimately the responsibility of FB Advisor’s investment committee.

The sub-advisory agreement provides that GDFM will receive a portion of all fees payable to FB Advisor under the investment advisory and administrative services agreement. On an annual basis, GDFM shall receive $0 of the first $500,000 of the fees payable to FB Advisor under the investment advisory and administrative services agreement with respect to each year, $750,000 of the next $750,000 of fees payable to FB Advisor under the investment advisory and administrative services agreement with respect to each year and 50% of all fees in excess of $1,250,000 payable to FB Advisor under the investment advisory and administrative services agreement with respect to each year.

The sub-advisory agreement may be terminated at any time, without the payment of any penalty, upon 60 days’ written notice by GDFM or, if our board of directors or the holders of a majority of our outstanding voting securities determine that it should be terminated, by FB Advisor.

Board Approval of the Investment Advisory and Sub-Advisory Agreements

Our investment advisory and administrative services agreement and investment sub-advisory agreement were approved by our board of directors on May 13, 2008 and became effective upon our meeting the minimum offering requirement in January 2009. After an initial two-year term, such agreements must be re-approved annually by our board of directors. In November 2010, the board of directors re-approved both the investment advisory and administrative services agreement and the investment sub-advisory agreement and extended their respective terms for a period of twelve months commencing January 1, 2011, subject to earlier termination in accordance with their terms. In making these determinations, the board of directors considered a number of factors, including: (1) the nature, quality and extent of the advisory and other services to be provided to us by FB Advisor and to FB Advisor by GDFM; (2) our investment performance; (3) comparative data with respect to advisory fees or similar expenses paid by other BDCs with similar investment objectives and (4) information about the services to be performed and the personnel performing such services under each of the agreements.

ADMINISTRATIVE SERVICES

FB Advisor is reimbursed for administrative expenses it incurs on our behalf, including general ledger accounting, fund accounting, and investor services. FB Advisor also performs, or oversees the performance of, our corporate operations and required administrative services, which includes being responsible for the financial records which we are required to maintain and preparing reports to our stockholders and reports filed with the SEC. In addition, FB Advisor assists us in publishing our net asset value, overseeing the preparation and filing of our tax returns and the printing and dissemination of reports to our stockholders, and generally overseeing the payment of our expenses and the performance of administrative and professional services rendered to us by others. For providing these services, facilities and personnel, we reimburse FB Advisor for administrative expenses it incurs in performing its obligations.

For a discussion of the indemnification provisions in the investment advisory and administrative services agreement, see “Investment Advisory and Administrative Services Agreement—Indemnification.”

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

We have entered into an investment advisory and administrative services agreement with FB Advisor. Pursuant to the investment advisory and administrative services agreement, we pay FB Advisor a base management fee and an incentive fee. See “Investment Advisory and Administrative Services Agreement” for a description of how the fees payable to FB Advisor are determined.

Mr. Forman, our chief executive officer, also serves as chief executive officer of FB Advisor, and Mr. Adelman serves as vice-chairman of FB Advisor. In addition, Mr. Forman owns a controlling interest in FB Advisor.

Prior to the occurrence of a liquidity event, all future transactions with affiliates of ours will be on terms no less favorable than could be obtained from an unaffiliated third party and must be approved by a majority of our directors, including a majority of our independent directors.

Allocation of FB Advisor’s Time

We rely, in part, on FB Advisor to manage our day-to-day activities and to implement our investment strategy. FB Advisor and certain of its affiliates are presently, and plan in the future to continue to be, involved with activities which are unrelated to us. As a result of these activities, FB Advisor, its employees and certain of its affiliates will have conflicts of interest in allocating their time between us and other activities in which they are or may become involved, including the management of FS Energy and Power Fund, a BDC that is sponsored by Franklin Square Holdings, and its investment adviser, FS Investment Advisor, LLC. FB Advisor and its employees will devote only as much of their time to our business as FB Advisor and its employees, in their judgment, determine is reasonably required, which may be substantially less than their full time. Therefore, FB Advisor, its personnel and certain affiliates may experience conflicts of interest in allocating management time, services and functions among us and any other business ventures in which they or any of their key personnel, as applicable, are or may become involved. This could result in actions that are more favorable to other affiliated entities than to us. However, FB Advisor believes that it and its affiliates have sufficient personnel to discharge fully their responsibilities to all activities in which they are involved.

Allocation of GDFM’s Time

We rely, in part, on GDFM to assist in identifying investment opportunities and making investment recommendations to FB Advisor. GDFM, its affiliates and their respective members, partners, officers and employees will devote as much of their time to our activities as they deem necessary and appropriate. GDFM and its affiliates are not restricted from forming additional investment funds, from entering into other investment advisory relationships or from engaging in other business activities, even though such activities may be in competition with us and/or may involve substantial time and resources of GDFM. These activities could be viewed as creating a conflict of interest in that the time and effort of the members of GDFM, its affiliates and their officers and employees will not be devoted exclusively to our business but will be allocated between us and the management of the assets of other advisees of GDFM and its affiliates.

Competition

Neither FB Advisor, GDFM nor any of their affiliates are prohibited from advising or managing other investment advisory accounts. FB Advisor may determine it appropriate for us and one or more other investment accounts managed by FB Advisor, GDFM or any of their respective affiliates to participate in an investment opportunity. To the extent we are able to make co-investments with investment accounts managed by FB Advisor, GDFM or their respective affiliates, these co-investment opportunities may give rise to conflicts of interest or perceived conflicts of interest among us and the other participating accounts. To mitigate these conflicts, FB Advisor will seek to execute such transactions for all of the participating investment accounts, including us, on a fair and equitable basis, taking into account such factors as the relative amounts of capital available for new investments and the investment programs and portfolio positions of us, the clients for which participation is appropriate and any other factors deemed appropriate.

Affiliated Dealer Manager

The dealer manager is an affiliate of FB Advisor. This relationship may create conflicts in connection with the dealer manager’s due diligence obligations under the federal securities laws. Although the dealer manager will examine the information in the prospectus for accuracy and completeness, due to its affiliation with FB Advisor, no independent review of us will be made in connection with the distribution of our shares in this offering. In addition, the dealer manager is entitled to compensation in connection with this offering. See “Plan of Distribution—Compensation of Dealer Manager and Selected Broker-Dealers” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Financial Condition, Liquidity and Capital Resources.”

Expense Reimbursement

Beginning on February 26, 2009, our affiliate and sponsor, Franklin Square Holdings, agreed to reimburse us for expenses in an amount that is sufficient to ensure that, for tax purposes, our net investment income and net capital gains are equal to or greater than the cumulative distributions paid to our stockholders in each quarter. This arrangement is designed to ensure that no portion of our distributions will represent a return of capital for our stockholders. Franklin Square Holdings has no obligation to reimburse any portion of our expenses. The specific amount of expenses reimbursed by Franklin Square Holdings, if any, will be determined at the end of each quarter. During the six months ended June 30, 2011, we received no reimbursements from Franklin Square Holdings. We do not expect that conditions will require Franklin Square Holdings to provide reimbursements in the future. To the extent reimbursements may be needed in the future, there can be no assurance that Franklin Square Holdings will provide any such reimbursements. Franklin Square Holdings is controlled by our chairman, president and chief executive officer, Michael Forman, and our vice-chairman, David Adelman.

Investments

As a BDC, we may be limited in our ability to invest in any portfolio company in which any fund or other client managed by FB Advisor, GDFM or any of their respective affiliates has an investment. We may also be limited in our ability to co-invest in a portfolio company with any fund or other client managed by FB Advisor, GDFM or one or more of their respective affiliates. We currently are seeking an exemptive order. However, there is no assurance that we will obtain such relief. As a result, we could be limited in our ability to invest in certain portfolio companies in which any fund or other client managed by FB Advisor, GDFM or any of their respective affiliates is investing or is invested.

Appraisal and Compensation

Our charter provides that, in connection with any transaction involving a merger, conversion or consolidation, either directly or indirectly, involving us and the issuance of securities of a surviving entity after the successful completion of such transaction, or “roll-up,” an appraisal of all our assets will be obtained from a competent independent appraiser which will be filed as an exhibit to the registration statement registering the roll-up transaction. Such appraisal will be based on all relevant information and shall indicate the value of our assets as of a date immediately prior to the announcement of the proposed roll-up. The engagement of such independent appraiser shall be for the exclusive benefit of our stockholders. A summary of such appraisal shall be included in a report to our stockholders in connection with a proposed roll-up. All stockholders will be afforded the opportunity to vote to approve such proposed roll-up, and shall be permitted to receive cash in an amount of such stockholder’s pro rata share of the appraised value of our net assets.

CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS

As of September 30, 2011 no person would be deemed to control us, as such term is defined in the 1940 Act. The following table sets forth, as of September 30, 2011, information with respect to the beneficial ownership of our common stock by:

•	each person known to us to beneficially own more than 5% of the outstanding shares of our common stock;

•	each of our directors and each executive officer; and

•	all of our directors and executive officers as a group.

Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. There is no common stock subject to options that are currently exercisable or exercisable within 60 days of September 30, 2011.

	Shares Beneficially Owned as of September 30, 2011
Name	Number of Shares	Percentage(1)
Directors and Executive Officers:(2)

Interested Directors:

Michael C. Forman(3)	122,222.545	*
David J. Adelman	34,062.857	*
Thomas J. Gravina	—	—
Michael Heller	12,425.062	*

Independent Directors:

Gregory P. Chandler	—	—
Barry H. Frank(4)	47,567.489	*
Michael J. Hagan	—	—
Jeffrey K. Harrow	—	—
Paul Mendelson	5,948.048	*

Executive Officers:

Gerald F. Stahlecker	—	—
Ryan D. Conley	2,385.510	*
Salvatore Faia	—	—
William Goebel	—	—
All officers and directors as a group (13 persons)	224,611.511	*

*	Less than one percent.

(1)	Based on a total of 124,608,739.051 shares of common stock issued and outstanding on September 30, 2011.

(2)	Unless otherwise indicated, the address of each beneficial owner is c/o FS Investment Corporation, Cira Centre, 2929 Arch Street, Suite 675, Philadelphia, Pennsylvania 19104.

(3)	Includes 4,433.401 shares held in trust; 7,295.634 shares held by spouse in trust; 1,832.529 shares held for the benefit of minor children in trust; and 6,472.409 shares held in a 401(k) account.

(4)	Includes 22,352.800 shares held in an IRA account; 22,297.347 shares held by spouse in an IRA account; and 2,917.342 shares held in a joint account with spouse.

The following table sets forth, as of September 30, 2011, the dollar range of our equity securities that are beneficially owned by each of our directors.

Name of Director	Dollar Range of Equity Securities Beneficially Owned(1)(2)(3)
Interested Directors:

Michael C. Forman	Over $100,000
David J. Adelman	Over $100,000
Thomas J. Gravina	None
Michael Heller	Over $100,000

Independent Directors:

Gregory P. Chandler	None
Barry H. Frank	Over $100,000
Michael J. Hagan	None
Jeffrey K. Harrow	None
Paul Mendelson	$50,001 - $100,000

(1)	Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Exchange Act.

(2)	The dollar range of equity securities beneficially owned by our directors is based on an assumed current public offering price of $10.65 per share.

(3)	The dollar range of equity securities beneficially owned are: None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, or over $100,000.

DISTRIBUTION REINVESTMENT PLAN

We intend to declare ordinary cash distributions on either a semi-monthly or monthly basis and pay such distributions on either a monthly or quarterly basis. Following commencement of our operations, we declared our first distribution on January 29, 2009. We have adopted an “opt in” distribution reinvestment plan pursuant to which you may elect to have the full amount of your cash distributions reinvested in additional shares of our stock. Any distributions of our stock pursuant to our distribution reinvestment plan are dependent on the continued registration of our securities or the availability of an exemption from registration in the recipient’s home state. Participants in our distribution reinvestment plan are free to elect to participate or terminate participation in the plan within a reasonable time as specified in the plan. If you do not elect to participate in the plan, you will automatically receive any distributions we declare in cash. For example, if our board of directors authorizes, and we declare, a cash distribution, then if you have “opted in” to our distribution reinvestment plan, you will have your cash distributions reinvested in additional shares of our common stock, rather than receiving the cash distributions. We generally coordinate distribution payment dates so that the same price that is used for the closing date immediately following such distribution payment date will be used to calculate the purchase price for purchasers under our distribution reinvestment plan. In such case, your reinvested distributions will purchase shares at a price equal to 95% of the price that the shares are sold in the offering at the closing immediately following the distribution date. Shares issued pursuant to our distribution reinvestment plan will have the same voting rights as our shares of common stock offered pursuant to this prospectus.

If you wish to receive your distribution in cash, no action will be required on your part to do so. If you are a registered stockholder, you may elect to have your entire distribution reinvested in shares of additional stock by notifying DST Systems, Inc., the plan administrator and our transfer agent and registrar, in writing so that such notice is received by the plan administrator no later than the record date for distributions to stockholders. If you elect to reinvest your distributions in additional shares of stock, the plan administrator will set up an account for shares you acquire through the plan and will hold such shares in non-certificated form. If your shares are held by a broker or other financial intermediary, you may “opt in” to our distribution reinvestment plan by notifying your broker or other financial intermediary of your election.

We intend to use newly issued shares to implement the plan. The number of shares we will issue to you is determined by dividing the total dollar amount of the distribution payable to you by a price equal to 95% of the price that the shares are sold in the offering at the closing immediately following the distribution date.

There are no selling commissions, dealer manager fees or other sales charges to you if you elect to participate in the distribution reinvestment plan. We pay the plan administrator’s fees under the plan.

If you receive your ordinary cash distributions in the form of stock, you generally are subject to the same federal, state and local tax consequences as you would be had you elected to receive your distributions in cash. Your basis for determining gain or loss upon the sale of stock received in a distribution from us will be equal to the total dollar amount of the distribution payable in cash. Any stock received in a distribution will have a holding period for tax purposes commencing on the day following the day on which the shares are credited to your account.

We reserve the right to amend, suspend or terminate the distribution reinvestment plan. We may terminate the plan upon notice in writing mailed to you at least 30 days prior to any record date for the payment of any distribution by us. You may terminate your account under the plan by filling out the transaction request form located at the bottom of your statement and sending it to the plan administrator at FS Investment Services, P.O. Box 219095, Kansas City, Missouri 64121-9095, or by calling the plan administrator at (877) 628-8575.

All correspondence concerning the plan should be directed to the plan administrator by mail at FS Investment Services, P.O. Box 219095, Kansas City, Missouri 64121-9095 or by telephone at (877) 628-8575.

We have filed the complete form of our distribution reinvestment plan with the SEC as an exhibit to the registration statement of which this prospectus is a part. You may obtain a copy of the plan by request to the plan administrator or by contacting us.

DESCRIPTION OF OUR SECURITIES

The following description is based on relevant portions of the Maryland General Corporation Law and on our charter and bylaws. This summary is not necessarily complete, and we refer you to the Maryland General Corporation Law and our charter and bylaws, copies of which have been filed as exhibits to the registration statement of which this prospectus is a part, for a more detailed description of the provisions summarized below.

Stock

Our authorized stock consists of 500,000,000 shares of stock, par value $0.001 per share, of which 450,000,000 shares are classified as common stock and 50,000,000 shares are classified as preferred stock. There is currently no market for our common stock, and we do not expect that a market for our shares will develop in the future. No stock has been authorized for issuance under any equity compensation plans. Under Maryland law, our stockholders generally will not be personally liable for our debts or obligations.

Set forth below is a chart describing the classes of our securities outstanding as of September 30, 2011:

(1)	(2)	(3)	(4)
Title of Class	Amount Authorized	Amount Held by Us or for Our Account	Amount Outstanding Exclusive of Amount Under Column (3)
Common Stock	450,000,000	—	124,608,739.051

Common Stock

Under the terms of our charter, all shares of our common stock will have equal rights as to voting and, when they are issued, will be duly authorized, validly issued, fully paid and nonassessable. Distributions may be paid to the holders of our common stock if, as and when authorized by our board of directors and declared by us out of funds legally available therefor. Except as may be provided by the board of directors in setting the terms of classified or reclassified stock, shares of our common stock will have no preemptive, exchange, conversion or redemption rights and will be freely transferable, except where their transfer is restricted by federal and state securities laws or by contract. In the event of our liquidation, dissolution or winding up, each share of our common stock would be entitled to share ratably in all of our assets that are legally available for distribution after we pay all debts and other liabilities and subject to any preferential rights of holders of our preferred stock, if any preferred stock is outstanding at such time. Each share of our common stock will be entitled to one vote on all matters submitted to a vote of stockholders, including the election of directors. Except as may be provided by the board of directors in setting the terms of classified or reclassified stock, the holders of our common stock will possess exclusive voting power. There will be no cumulative voting in the election of directors, which means that holders of a majority of the outstanding shares of common stock will be able to elect all of our directors, provided that there are no shares of any other class or series of stock outstanding entitled to vote in the election of directors, and holders of less than a majority of such shares will be unable to elect any director.

Preferred Stock

Under the terms of our charter, our board of directors, with approval from a majority of our independent directors, is authorized to issue shares of preferred stock in one or more series without stockholder approval. The board has discretion to determine the rights, preferences, privileges and restrictions, including voting rights, distribution rights, conversion rights, redemption privileges and liquidation preferences of each series of preferred stock.

Preferred stock could be issued with rights and preferences that would adversely affect the holders of common stock. Preferred stock could also be used as an anti-takeover device. Every issuance of preferred stock will be required to comply with the requirements of the 1940 Act. The 1940 Act requires, among other things, that (1) immediately after issuance and before any distribution is made with respect to our common stock and before any purchase of common stock is made, such preferred stock together with all other senior securities must not exceed an amount equal to 50% of our total assets after deducting the amount of such distribution or purchase price, as the case may be, and (2) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if distributions on such preferred stock are in arrears by two years or more. Certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock. We believe that the availability for issuance of preferred stock will provide us with increased flexibility in structuring future financings and acquisitions.

Limitation on Liability of Directors and Officers; Indemnification and Advancement of Expenses

Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment and which is material to the cause of action.

Despite the above provisions of Maryland law, and in accordance with guidelines adopted by the North American Securities Administrations Association, our charter and the investment advisory and administrative services agreement provide that FB Advisor and its officers, directors, controlling persons and any other person or entity affiliated with it acting as our agent shall not be entitled to indemnification (including reasonable attorneys’ fees and amounts reasonably paid in settlement) for any liability or loss suffered by FB Advisor, nor shall FB Advisor be held harmless for any loss or liability suffered by us, unless (1) FB Advisor has determined, in good faith, that the course of conduct which caused the loss or liability was in our best interests, (2) FB Advisor was acting on behalf of or performing services for us, (3) the liability or loss suffered was not the result of negligence or misconduct by FB Advisor or an affiliate thereof acting as our agent and (4) the indemnification or agreement to hold FB Advisor harmless for any loss or liability suffered by us is only recoverable out of our net assets and not from our stockholders. In accordance with the 1940 Act, we will not indemnify any person for any liability to which such person would be subject by reason of such person’s willful misconduct, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

FB Advisor has also entered into a sub-advisory agreement with GDFM. The sub-advisory agreement provides that, in the absence of willful misconduct, bad faith or gross negligence or reckless disregard for its obligations and duties thereunder, GDFM is not liable for any error or judgment or mistake of law or for any loss we suffer. In addition, the sub-advisory agreement provides that GDFM will indemnify us and FB Advisor, and any respective affiliates, for any liability and expenses, including reasonable attorneys’ fees, which we, FB Advisor, or any respective affiliates may sustain as a result of GDFM’s willful misconduct, bad faith, gross negligence, reckless disregard of its duties thereunder or violation of applicable law, including, without limitation, the federal and state securities laws.

Maryland law requires a corporation (unless its charter provides otherwise, which our charter does not) to indemnify a director or officer who has been successful in the defense of any proceeding to which he or she is made a party by reason of his or her service in that capacity against reasonable expenses incurred in the proceeding in which the director or officer was successful. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received, unless in either case a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

Our insurance policy does not currently provide coverage for claims, liabilities and expenses that may arise out of activities that the present or former directors or officers of FB Advisor have performed for another entity at our request. There is no assurance that such entities will in fact carry such insurance. However, we note that we do not expect to request the present or former directors or officers of FB Advisor to serve another entity as a director, officer, partner or trustee unless we can obtain insurance providing coverage for such persons for any claims, liabilities or expenses that may arise out of their activities while serving in such capacities.

Provisions of the Maryland General Corporation Law and Our Charter and Bylaws

The Maryland General Corporation Law and our charter and bylaws contain provisions that could make it more difficult for a potential acquirer to acquire us by means of a tender offer, proxy contest or otherwise. These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to negotiate first with the board of directors. We believe that the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because, among other things, the negotiation of such proposals may improve their terms.

Election of Directors

As permitted by Maryland law, our directors will be elected by a plurality of all votes cast by holders of the outstanding shares of stock entitled to vote at a meeting at which a quorum is present.

Number of Directors; Vacancies; Removal

Our charter provides that the number of directors will be set by the board of directors in accordance with our bylaws. Our bylaws provide that a majority of our entire board of directors may at any time increase or decrease the number of directors. Our bylaws provide that the number of directors may never be less than one or more than twelve. Except as may be provided by the board of directors in setting the terms of any class or series of preferred stock, and pursuant to an election in our charter as permitted by Maryland law, any and all vacancies on the board of directors may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy will serve for the remainder of the full term of the directorship in which the vacancy occurred and until a successor is elected and qualifies, subject to any applicable requirements of the 1940 Act.

Under Maryland law, our stockholders may remove a director, with or without cause, by the affirmative vote of a majority of all the votes entitled to be cast in the election of directors.

We currently have a total of nine members of the board of directors, five of whom are independent directors. Our charter provides that a majority of our board of directors must be independent directors except for a period of up to 60 days after the death, removal or resignation of an independent director pending the election of his or her successor.

Action by Stockholders

The Maryland General Corporation Law provides that stockholder action can be taken only at an annual or special meeting of stockholders or by unanimous consent in lieu of a meeting. These provisions, combined with the requirements of our bylaws regarding the calling of a stockholder-requested special meeting of stockholders discussed below, may have the effect of delaying consideration of a stockholder proposal until the next annual meeting.

Advance Notice Provisions for Stockholder Nominations and Stockholder Proposals

Our bylaws provide that with respect to an annual meeting of stockholders, nominations of persons for election to the board of directors and the proposal of business to be considered by stockholders may be made only (a) pursuant to our notice of the meeting, (b) by the board of directors or (c) by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice procedures of the bylaws. With respect to special meetings of stockholders, only the business specified in our notice of the meeting may be brought before the meeting. Nominations of persons for election to the board of directors at a special meeting may be made only (a) pursuant to our notice of the meeting, (b) by the board of directors or (c) provided that the board of directors has determined that directors will be elected at the meeting, by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice provisions of the bylaws.

The purpose of requiring stockholders to give us advance notice of nominations and other business is to afford our board of directors a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of any other proposed business and, to the extent deemed necessary or desirable by our board of directors, to inform stockholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of stockholders. Although our bylaws do not give our board of directors any power to disapprove stockholder nominations for the election of directors or proposals recommending certain action, they may have the effect of precluding a contest for the election of directors or the consideration of stockholder proposals if proper procedures are not followed and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of directors or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to us and our stockholders.

Calling of Special Meetings of Stockholders

Our bylaws provide that special meetings of stockholders may be called by our board of directors and certain of our officers. In addition, our charter and bylaws provide that, subject to the satisfaction of certain procedural and informational requirements by the stockholders requesting the meeting, a special meeting of stockholders will be called by the secretary of the corporation upon the written request of stockholders entitled to cast 10% or more of the votes entitled to be cast at the meeting.

Approval of Extraordinary Corporate Action; Amendment of Charter and Bylaws

Under Maryland law, a Maryland corporation generally cannot dissolve, amend its charter, merge, sell all or substantially all of its assets, engage in a share exchange or engage in similar transactions outside the ordinary course of business, unless advised by the board of directors and approved by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. However, a Maryland corporation may provide in its charter for approval of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter. Under our charter, provided that our directors then in office have approved and declared the action advisable and submitted such action to the stockholders, an action that requires stockholder approval, including a merger or a sale of all or substantially all of our assets or a similar transaction outside the ordinary course of business, must be approved by the affirmative vote of stockholders entitled to cast at least a majority of the votes entitled to be cast on the matter. Notwithstanding the foregoing, (i) amendments to our charter to make our common stock a “redeemable security” or to convert the company, whether by merger or otherwise, from a closed-end company to an open-end company, and (ii) the dissolution of the company each must be approved by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter.

Our charter and bylaws provide that the board of directors will have the exclusive power to make, alter, amend or repeal any provision of our bylaws.

Our charter provides that approval by a majority of our stockholders is needed for the following actions:

•	Amendment of the investment advisory and administrative services agreement; and

•	Removal of FB Advisor and election of a new investment adviser.

Without the approval of a majority of our stockholders, FB Advisor may not:

•	Amend the investment advisory and administrative services agreement except for amendments that would not adversely affect the interests of our stockholders;

•	Voluntarily withdraw as our investment adviser unless such withdrawal would not affect our tax status and would not materially adversely affect our stockholders;

•	Appoint a new investment adviser;

•	Sell all or substantially all of our assets other than in the ordinary course of business; and

•	Approve a merger or any other reorganization of FS Investment Corporation.

No Appraisal Rights

In certain extraordinary transactions, the Maryland General Corporation Law provides the right to dissenting stockholders to demand and receive the fair value of their shares, subject to certain procedures and requirements set forth in the statute. Those rights are commonly referred to as appraisal rights. Except with respect to appraisal rights arising in connection with the Control Share Acquisition Act defined and discussed below, as permitted by the Maryland General Corporation Law, and similar rights in connection with a proposed roll-up transaction, our charter provides that stockholders will not be entitled to exercise appraisal rights. See “Certain Relationships and Related Party Transactions—Appraisal and Compensation.”

Control Share Acquisitions

The Maryland General Corporation Law provides that control shares of a Maryland corporation acquired in a control share acquisition have no voting rights except to the extent approved by a vote of two-thirds of the votes entitled to be cast on the matter, which we refer to as the Control Share Acquisition Act. Shares owned by the acquirer, by officers or by directors who are employees of the corporation are excluded from shares entitled to vote on the matter. Control shares are voting shares of stock which, if aggregated with all other shares of stock owned by the acquirer or in respect of which the acquirer is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquirer to exercise voting power in electing directors within one of the following ranges of voting power:

•	one-tenth or more but less than one-third;

•	one-third or more but less than a majority; or

•	a majority or more of all voting power.

The requisite stockholder approval must be obtained each time an acquirer crosses one of the thresholds of voting power set forth above. Control shares do not include shares the acquiring person is then entitled to vote as a result of having previously obtained stockholder approval. A control share acquisition means the acquisition of control shares, subject to certain exceptions.

A person who has made or proposes to make a control share acquisition may compel the board of directors of the corporation to call a special meeting of stockholders to be held within 50 days of demand to consider the voting rights of the shares. The right to compel the calling of a special meeting is subject to the satisfaction of certain conditions, including an undertaking to pay the expenses of the meeting. If no request for a meeting is made, the corporation may itself present the question at any stockholders meeting.

If voting rights are not approved at the meeting or if the acquiring person does not deliver an acquiring person statement as required by the statute, then the corporation may repurchase for fair value any or all of the control shares, except those for which voting rights have previously been approved. The right of the corporation to repurchase control shares is subject to certain conditions and limitations, including, as provided in our bylaws, compliance with the 1940 Act. Fair value is determined, without regard to the absence of voting rights for the control shares, as of the date of the last control share acquisition by the acquirer or of any meeting of stockholders at which the voting rights of the shares are considered and not approved. If voting rights for control shares are approved at a stockholders meeting and the acquirer becomes entitled to vote a majority of the shares entitled to vote, all other stockholders may exercise appraisal rights. The fair value of the shares as determined for purposes of appraisal rights may not be less than the highest price per share paid by the acquirer in the control share acquisition.

The Control Share Acquisition Act does not apply (a) to shares acquired in a merger, consolidation or share exchange if the corporation is a party to the transaction or (b) to acquisitions approved or exempted by the charter or bylaws of the corporation. Our bylaws contain a provision exempting from the Control Share Acquisition Act any and all acquisitions by any person of our shares of stock. There can be no assurance that such provision will not be amended or eliminated at any time in the future. However, we will amend our bylaws to be subject to the Control Share Acquisition Act only if the board of directors determines that it would be in our best interests and if the SEC staff does not object to our determination that our being subject to the Control Share Acquisition Act does not conflict with the 1940 Act.

Business Combinations

Under Maryland law, certain “business combinations” between a Maryland corporation and an interested stockholder or an affiliate of an interested stockholder are prohibited for five years after the most recent date on which the interested stockholder becomes an interested stockholder, which we refer to as the Business Combination Act. These business combinations include a merger, consolidation, share exchange or, in circumstances specified in the statute, an asset transfer or issuance or reclassification of equity securities. An interested stockholder is defined as:

•	any person who beneficially owns 10% or more of the voting power of the corporation’s shares; or

•

an affiliate or associate of the corporation who, at any time within the two-year period prior to the date in question, was the beneficial owner of 10% or more of the voting power of the then outstanding voting stock of the corporation.

A person is not an interested stockholder under this statute if the board of directors approved in advance the transaction by which he or she otherwise would have become an interested stockholder. However, in approving a transaction, the board of directors may provide that its approval is subject to compliance, at or after the time of approval, with any terms and conditions determined by the board.

After the five-year prohibition, any business combination between the Maryland corporation and an interested stockholder generally must be recommended by the board of directors of the corporation and approved by the affirmative vote of at least:

•	80% of the votes entitled to be cast by holders of outstanding shares of voting stock of the corporation; and

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two-thirds of the votes entitled to be cast by holders of voting stock of the corporation other than shares held by the interested stockholder with whom or with whose affiliate the business combination is to be effected or held by an affiliate or associate of the interested stockholder.

These super-majority vote requirements do not apply if the corporation’s common stockholders receive a minimum price, as defined under Maryland law, for their shares in the form of cash or other consideration in the same form as previously paid by the interested stockholder for its shares.

The statute permits various exemptions from its provisions, including business combinations that are exempted by the board of directors before the time that the interested stockholder becomes an interested stockholder. Our board of directors has adopted a resolution that any business combination between us and any other person is exempted from the provisions of the Business Combination Act, provided that the business combination is first approved by the board of directors, including a majority of the directors who are not interested persons as defined in the 1940 Act. This resolution, however, may be altered or repealed in whole or in part at any time. If this resolution is repealed, or the board of directors does not otherwise approve a business combination, the statute may discourage others from trying to acquire control of us and increase the difficulty of consummating any offer.

Additional Provisions of Maryland Law

Maryland law provides that a Maryland corporation that is subject to the Exchange Act and has at least three outside directors can elect by resolution of the board of directors to be subject to some corporate governance provisions that may be inconsistent with the corporation’s charter and bylaws. Under the applicable statute, a board of directors may classify itself without the vote of stockholders. A board of directors classified in that manner cannot be altered by amendment to the charter of the corporation. Further, the board of directors may, by electing into applicable statutory provisions and notwithstanding the charter or bylaws:

•	provide that a special meeting of stockholders will be called only at the request of stockholders entitled to cast at least a majority of the votes entitled to be cast at the meeting;

•	reserve for itself the right to fix the number of directors;

•	provide that a director may be removed only by the vote of the holders of two-thirds of the stock entitled to vote;

•	retain for itself sole authority to fill vacancies created by the death, removal or resignation of a director; and

•

provide that all vacancies on the board of directors may be filled only by the affirmative vote of a majority of the remaining directors, in office, even if the remaining directors do not constitute a quorum.

In addition, if the board is classified, a director elected to fill a vacancy under this provision will serve for the balance of the unexpired term instead of until the next annual meeting of stockholders. A board of directors may implement all or any of these provisions without amending the charter or bylaws and without stockholder approval. A corporation may be prohibited by its charter or by resolution of its board of directors from electing any of the provisions of the statute. We are not prohibited from implementing any or all of the statute.

Pursuant to our charter, we have elected to be subject to a specific provision of the statute such that, at all times that we are eligible to make that election, all vacancies on the board of directors resulting from an increase in the size of the board or the death, resignation or removal of a director may be filled only by the affirmative vote of a majority of the remaining directors, even if the remaining directors do not constitute a quorum. That election by our board is subject to applicable requirements of the 1940 Act and subject to any provisions of a class or series of preferred stock established by the board, and provided that independent directors shall nominate replacements for any vacancies among the independent directors’ positions. While certain other of the provisions available for election under the statute are already contemplated by our charter and bylaws, the law would permit our board of directors to override further changes to the charter or bylaws.

Conflict with 1940 Act

Our bylaws provide that, if and to the extent that any provision of the Maryland General Corporation Law, including the Control Share Acquisition Act (if we amend our bylaws to be subject to such Act) and the Business Combination Act, or any provision of our charter or bylaws conflicts with any provision of the 1940 Act, the applicable provision of the 1940 Act will control.

Reports to Stockholders

Within 60 days after each fiscal quarter, we will distribute our quarterly report on Form 10-Q to all stockholders of record. In addition, we will distribute our annual report on Form 10-K to all stockholders within 120 days after the end of each fiscal year. These reports will also be available on our website at www.fsinvestmentcorp.com and on the SEC’s website at www.sec.gov. These reports should not be considered a part of or as incorporated by reference in the prospectus, or the registration statement of which the prospectus is a part.

Promptly following the payment of distributions to all stockholders of record residing in Maryland, we will send information to stockholders regarding the source of such distributions.

Subject to availability, you may authorize us to provide prospectuses, prospectus supplements, annual reports and other information, or documents, electronically by so indicating on your subscription agreement, or by sending us instructions in writing in a form acceptable to us to receive such documents electronically. Unless you elect in writing to receive documents electronically, all documents will be provided in paper form by mail. You must have internet access to use electronic delivery. While we impose no additional charge for this service, there may be potential costs associated with electronic delivery, such as on-line charges. Documents will be available on our website. You may access and print all documents provided through this service. As documents become available, we will notify you of this by sending you an e-mail message that will include instructions on how to retrieve the document. If our e-mail notification is returned to us as “undeliverable,” we will contact you to obtain your updated e-mail address. If we are unable to obtain a valid e-mail address for you, we will resume sending a paper copy by regular U.S. mail to your address of record. You may revoke your consent for electronic delivery at any time and we will resume sending you a paper copy of all required documents. However, in order for us to be properly notified, your revocation must be given to us a reasonable time before electronic delivery has commenced. We will provide you with paper copies at any time upon request. Such request will not constitute revocation of your consent to receive required documents electronically.

MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS

The following discussion is a general summary of the material U.S. federal income tax considerations applicable to us and to an investment in our shares. This summary does not purport to be a complete description of the income tax considerations applicable to such an investment. For example, we have not described tax consequences that may be relevant to certain types of holders subject to special treatment under U.S. federal income tax laws, including stockholders subject to the alternative minimum tax, tax-exempt organizations, insurance companies, dealers in securities, pension plans and trusts, and financial institutions. This summary assumes that investors hold our common stock as capital assets (within the meaning of the Code). The discussion is based upon the Code, Treasury regulations, and administrative and judicial interpretations, each as of the date of this prospectus and all of which are subject to change, possibly retroactively, which could affect the continuing validity of this discussion. We have not sought and will not seek any ruling from the Internal Revenue Service, or IRS, regarding this offering. This summary does not discuss any aspects of U.S. estate or gift tax or foreign, state or local tax. It does not discuss the special treatment under U.S. federal income tax laws that could result if we invested in tax-exempt securities or certain other investment assets.

A “U.S. stockholder” generally is a beneficial owner of shares of our common stock who is for U.S. federal income tax purposes:

•	A citizen or individual resident of the United States;

•	A corporation or other entity treated as a corporation, for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any political subdivision thereof;

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A trust, if a court in the United States has primary supervision over its administration and one or more U.S. persons have the authority to control all decisions of the trust, or the trust has a valid election in effect under applicable U.S. Treasury regulations to be treated as a U.S. person; or

•	An estate, the income of which is subject to U.S. federal income taxation regardless of its source.

A “Non-U.S. stockholder” generally is a beneficial owner of shares of our common stock that is not a U.S. stockholder.

If a partnership (including an entity treated as a partnership for U.S. federal income tax purposes) holds shares of our common stock, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. A prospective stockholder that is a partner in a partnership holding shares of our common stock should consult his, her or its tax advisers with respect to the purchase, ownership and disposition of shares of our common stock.

Tax matters are very complicated and the tax consequences to an investor of an investment in our shares will depend on the facts of his, her or its particular situation. We encourage investors to consult their own tax advisers regarding the specific consequences of such an investment, including tax reporting requirements, the applicability of federal, state, local and foreign tax laws, eligibility for the benefits of any applicable tax treaty and the effect of any possible changes in the tax laws.

Election to be Taxed as a RIC

We have elected, effective as of the date of our formation, to be treated as a RIC under Subchapter M of the Code. As a RIC, we generally will not have to pay corporate-level federal income taxes on any income that we distribute to our stockholders from our tax earnings and profits. To maintain our qualification as a RIC, we must, among other things, meet certain source-of-income and asset diversification requirements (as described below). In addition, in order to maintain RIC tax treatment, we must distribute to our stockholders, for each taxable year, at least 90% of our “investment company taxable income,” which is generally our net ordinary income plus the excess, if any, of realized net short-term capital gains over realized net long-term capital losses, or the Annual Distribution Requirement.

Taxation as a Regulated Investment Company

If we:

•	maintain our qualification as a RIC; and

•	satisfy the Annual Distribution Requirement,

then we will not be subject to federal income tax on the portion of our income we distribute (or are deemed to distribute) to stockholders. We will be subject to U.S. federal income tax at the regular corporate rates on any income or capital gains not distributed (or deemed distributed) to our stockholders.

We will be subject to a 4% nondeductible federal excise tax on certain undistributed income unless we distribute in a timely manner an amount at least equal to the sum of (1) 98% of our net ordinary income for each calendar year, (2) 98.2% of our capital gain net income for the one-year period ending October 31 in that calendar year and (3) any income recognized, but not distributed, in preceding years and on which we paid no federal income tax, or the Excise Tax Avoidance Requirement. We generally will endeavor in each taxable year to avoid any U.S. federal excise tax on our earnings.

In order to maintain our qualification as a RIC for federal income tax purposes, we must, among other things:

•	continue to qualify as a business development company under the 1940 Act at all times during each taxable year;

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derive in each taxable year at least 90% of our gross income from dividends, interest, payments with respect to certain securities, loans, gains from the sale of stock or other securities, net income from certain “qualified publicly traded partnerships,” or other income derived with respect to our business of investing in such stock or securities, or the 90% Income Test; and

•	diversify our holdings so that at the end of each quarter of the taxable year:

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at least 50% of the value of our assets consists of cash, cash equivalents, U.S. Government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5% of the value of our assets or more than 10% of the outstanding voting securities of the issuer; and

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no more than 25% of the value of our assets is invested in the securities, other than U.S. government securities or securities of other RICs, of one issuer, of two or more issuers that are controlled, as determined under applicable Code rules, by us and that are engaged in the same or similar or related trades or businesses or of certain “qualified publicly traded partnerships,” or the Diversification Tests.

For federal income tax purposes, we may be required to recognize taxable income in circumstances in which we do not receive a corresponding payment in cash. For example, if we hold debt obligations that are treated under applicable tax rules as having original issue discount (such as debt instruments with PIK interest or, in certain cases, increasing interest rates or debt instruments that were issued with warrants), we must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. We may also have to include in income other amounts that we have not yet received in cash, such as deferred loan origination fees that are paid after origination of the loan or are paid in non-cash compensation such as warrants or stock. We anticipate that a portion of our income may constitute original issue discount or other income required to be included in taxable income prior to receipt of cash.

Because any original issue discount or other amounts accrued will be included in our investment company taxable income for the year of the accrual, we may be required to make a distribution to our stockholders in order to satisfy the Annual Distribution Requirement, even though we will not have received any corresponding cash amount. As a result, we may have difficulty meeting the annual distribution requirement necessary to obtain and maintain RIC tax treatment under the Code. We may have to sell some of our investments at times and/or at prices we would not consider advantageous, raise additional debt or equity capital or forgo new investment opportunities for this purpose. If we are not able to obtain cash from other sources, we may fail to qualify for RIC tax treatment and thus become subject to corporate-level income tax.

Although we do not presently expect to do so, we are authorized to borrow funds and to sell assets in order to satisfy distribution requirements. However, under the 1940 Act, we are not permitted to make distributions to our stockholders while our debt obligations and other senior securities are outstanding unless certain “asset coverage” tests are met. See “Regulation—Senior Securities.” Moreover, our ability to dispose of assets to meet our distribution requirements may be limited by (1) the illiquid nature of our portfolio and/or (2) other requirements relating to our status as a RIC, including the Diversification Tests. If we dispose of assets in order to meet the Annual Distribution Requirement or the Excise Tax Avoidance Requirement, we may make such dispositions at times that, from an investment standpoint, are not advantageous.

The remainder of this discussion assumes that we maintain our qualification as a RIC and have satisfied the Annual Distribution Requirement.

Taxation of U.S. Stockholders

Distributions by us generally are taxable to U.S. stockholders as ordinary income or capital gains. Distributions of our “investment company taxable income” (which is, generally, our net ordinary income plus realized net short-term capital gains in excess of realized net long-term capital losses) will be taxable as ordinary income to U.S. stockholders to the extent of our current or accumulated earnings and profits, whether paid in cash or reinvested in additional common stock. For taxable years beginning on or prior to December 31, 2012, to the extent such distributions paid by us to non-corporate stockholders (including individuals) are attributable to dividends from U.S. corporations and certain qualified foreign corporations, such distributions, or Qualifying Dividends, may be eligible for a maximum tax rate of 15%. In this regard, it is anticipated that distributions paid by us will generally not be attributable to dividends and, therefore, generally will not qualify for the 15% maximum rate applicable to Qualifying Dividends. Distributions of our net capital gains (which is generally our realized net long-term capital gains in excess of realized net short-term capital losses) properly designated by us as “capital gain dividends” will be taxable to a U.S. stockholder as long-term capital gains that are currently taxable at a maximum rate of 15% in the case of individuals, trusts or estates, regardless of the U.S. stockholder’s holding period for his, her or its common stock and regardless of whether paid in cash or reinvested in additional common stock. Distributions in excess of our earnings and profits first will reduce a U.S. stockholder’s adjusted tax basis in such stockholder’s common stock and, after the adjusted basis is reduced to zero, will constitute capital gains to such U.S. stockholder.

For purposes of determining (1) whether the Annual Distribution Requirement is satisfied for any year and (2) the amount of distributions paid for that year, we may, under certain circumstances, elect to treat a distribution that is paid during the following taxable year as if it had been paid during the taxable year in question. If we make such an election, the U.S. stockholder will still be treated as receiving the distribution in the taxable year in which the distribution is made. However, any distribution declared by us in October, November or December of any calendar year, payable to stockholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by our U.S. stockholders on December 31 of the year in which the distribution was declared.

If an investor purchases shares of our common stock shortly before the record date of a distribution, the price of the shares will include the value of the distribution and the investor will be subject to tax on the distribution even though economically it may represent a return of his, her or its investment.

A stockholder generally will recognize taxable gain or loss if the stockholder sells or otherwise disposes of his, her or its shares of our common stock. The amount of gain or loss will be measured by the difference between such stockholder’s adjusted tax basis in the common stock sold and the amount of the proceeds received in exchange. Any gain arising from such sale or disposition generally will be treated as long-term capital gain or loss if the stockholder has held his, her or its shares for more than one year. Otherwise, it will be classified as short-term capital gain or loss. However, any capital loss arising from the sale or disposition of shares of our common stock held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such shares. In addition, all or a portion of any loss recognized upon a disposition of shares of our common stock may be disallowed if other shares of our common stock are purchased (whether through reinvestment of distributions or otherwise) within 30 days before or after the disposition.

In general, individual U.S. stockholders currently are subject to a maximum federal income tax rate of 15% on their net capital gain (i.e., the excess of realized net long-term capital gains over realized net short-term capital losses), including any long-term capital gain derived from an investment in our shares. Such rate is lower than the maximum rate on ordinary income currently payable by individuals. In addition, for taxable years beginning after December 31, 2012, individuals with income in excess of $200,000 ($250,000 in the case of married individuals filing jointly) and certain estates and trusts are subject to an additional 3.8% tax on their “net investment income,” which generally includes net income from interest, dividends, annuities, royalties and rents, and net capital gains (other than certain amounts earned from trades or businesses). Corporate U.S. stockholders currently are subject to federal income tax on net capital gain at the maximum 35% rate also applied to ordinary income. Non-corporate stockholders with net capital losses for a year (i.e., capital losses in excess of capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each year; any net capital losses of a non-corporate stockholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate stockholders generally may not deduct any net capital losses for a year, but may carry back such losses for three years or carry forward such losses for five years.

We will send to each of our U.S. stockholders, as promptly as possible after the end of each calendar year, a notice detailing, on a per share and per distribution basis, the amounts includible in such U.S. stockholder’s taxable income for such year as ordinary income and as long-term capital gain. In addition, the federal tax status of each year’s distributions generally will be reported to the IRS (including the amount of distributions, if any, eligible for the 15% maximum rate). Distributions paid by us generally will not be eligible for the dividends-received deduction or the preferential tax rate applicable to Qualifying Dividends because our income generally will not consist of dividends. Distributions may also be subject to additional state, local and foreign taxes depending on a U.S. stockholder’s particular situation.

We may be required to withhold federal income tax, or backup withholding, currently at a rate of 28%, from all distributions to any non-corporate U.S. stockholder (1) who fails to furnish us with a correct taxpayer identification number or a certificate that such stockholder is exempt from backup withholding or (2) with respect to whom the IRS notifies us that such stockholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual’s taxpayer identification number is his or her social security number. Any amount withheld under backup withholding is allowed as a credit against the U.S. stockholder’s federal income tax liability, provided that proper information is provided to the IRS.

Taxation of Non-U.S. Stockholders

Whether an investment in our shares is appropriate for a Non-U.S. stockholder will depend upon that person’s particular circumstances. An investment in our shares by a Non-U.S. stockholder may have adverse tax consequences. Non-U.S. stockholders should consult their tax advisers before investing in our common stock.

Distributions of our investment company taxable income to Non-U.S. stockholders (including interest income and realized net short-term capital gains in excess of realized long-term capital losses, which generally would be free of withholding if paid to Non-U.S. stockholders directly) will be subject to withholding of federal tax at a 30% rate (or lower rate provided by an applicable treaty) to the extent of our current and accumulated earnings and profits unless an applicable exception applies. If the distributions are effectively connected with a U.S. trade or business of the Non-U.S. stockholder, and, if an income tax treaty applies, attributable to a permanent establishment in the United States, we will not be required to withhold federal tax if the Non-U.S. stockholder complies with applicable certification and disclosure requirements, although the distributions will be subject to federal income tax at the rates applicable to U.S. persons. (Special certification requirements apply to a Non-U.S. stockholder that is a foreign partnership or a foreign trust, and such entities are urged to consult their own tax advisers.)

In addition, with respect to certain distributions made to Non-U.S. stockholders in our taxable years beginning before January 1, 2012, no withholding is required and the distributions generally are not subject to federal income tax if (i) the distributions are properly designated in a notice timely delivered to our stockholders as “interest-related dividends” or “short-term capital gain dividends,” (ii) the distributions are derived from sources specified in the Code for such dividends and (iii) certain other requirements are satisfied. No assurance can be given as to whether legislation will be enacted to extend the application of this provision to taxable years beginning on or after January 1, 2012. Currently, we do not anticipate that any significant amount of our distributions would be designated as eligible for this exemption from withholding even if such exemption were extended.

Actual or deemed distributions of our net capital gains to a Non-U.S. stockholder, and gains realized by a Non-U.S. stockholder upon the sale of our common stock, will not be subject to federal withholding tax and generally will not be subject to federal income tax unless the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the Non-U.S. stockholder and, if an income tax treaty applies, are attributable to a permanent establishment maintained by the Non-U.S. stockholder in the United States.

If we distribute our net capital gains in the form of deemed rather than actual distributions, a Non-U.S. stockholder will be entitled to a federal income tax credit or tax refund equal to the stockholder’s allocable share of the tax we pay on the capital gains deemed to have been distributed. In order to obtain the refund, the Non-U.S. stockholder must obtain a U.S. taxpayer identification number and file a federal income tax return even if the Non-U.S. stockholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a federal income tax return. For a corporate Non-U.S. stockholder, distributions (both actual and deemed), and gains realized upon the sale of our common stock that are effectively connected to a U.S. trade or business may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate (or at a lower rate if provided for by an applicable treaty). Accordingly, investment in the shares may not be appropriate for a Non-U.S. stockholder.

Recently enacted legislation that becomes effective after December 31, 2012 generally imposes a 30% withholding tax on payments of certain types of income to foreign financial institutions that fail to enter into an agreement with the U.S. Treasury to report certain required information with respect to accounts held by U.S. persons (or held by foreign entities that have U.S. persons as substantial owners). The types of income subject to the tax include U.S. source interest and dividends and the gross proceeds from the sale of any property that could produce U.S. source interest or dividends. The information required to be reported includes the identity and taxpayer identification number of each account holder that is a U.S. person and transaction activity within the holder’s account. In addition, subject to certain exceptions, this legislation also imposes a 30% withholding on payments to foreign entities that are not financial institutions unless the foreign entity certifies that it does not have a 10% or greater U.S. owner or provides the withholding agent with identifying information on each 10% or greater U.S. owner. When these provisions become effective, depending on the status of a Non-U.S. stockholder and the status of the intermediaries through which they hold their shares, Non-U.S. stockholders could be subject to this 30% withholding tax with respect to distributions on their shares and proceeds from the sale of their shares. Under certain circumstances, a Non-U.S. stockholder might be eligible for refunds or credits of such taxes.

A Non-U.S. stockholder who is a non-resident alien individual, and who is otherwise subject to withholding of federal tax, may be subject to information reporting and backup withholding of federal income tax on dividends unless the Non-U.S. stockholder provides us or the dividend paying agent with an IRS Form W-8BEN (or an acceptable substitute form) or otherwise meets documentary evidence requirements for establishing that it is a Non-U.S. stockholder or otherwise establishes an exemption from backup withholding.

Non-U.S. persons should consult their own tax advisers with respect to the U.S. federal income tax and withholding tax, and state, local and foreign tax consequences of an investment in the shares.

Failure to Maintain Our Qualification as a RIC

If we were unable to maintain our qualification as a RIC, we would be subject to tax on all of our taxable income at regular corporate rates, regardless of whether we make any distributions to our stockholders. Distributions would not be required, and any distributions would be taxable to our stockholders as ordinary dividend income. To the extent such distributions are paid with respect to a tax year beginning prior to December 31, 2012, and subject to certain additional limitations in the Code, such distributions would be eligible for the 15% maximum rate to the extent of our current and accumulated earnings and profits. Subject to certain limitations under the Code, corporate distributees would be eligible for the dividends-received deduction. Distributions in excess of our current and accumulated earnings and profits would be treated first as a return of capital to the extent of the stockholder’s tax basis, and any remaining distributions would be treated as a capital gain.

REGULATION

We have elected to be regulated as a business development company under the 1940 Act. The 1940 Act contains prohibitions and restrictions relating to transactions between business development companies and their affiliates, principal underwriters and affiliates of those affiliates or underwriters. The 1940 Act requires that a majority of the directors be persons other than “interested persons,” as that term is defined in the 1940 Act. In addition, the 1940 Act provides that we may not change the nature of our business so as to cease to be, or to withdraw our election as, a business development company unless approved by a majority of our outstanding voting securities.

The 1940 Act defines “a majority of the outstanding voting securities” as the lesser of (i) 67% or more of the voting securities present at a meeting if the holders of more than 50% of our outstanding voting securities are present or represented by proxy or (ii) 50% of our voting securities.

We will generally not be able to issue and sell our common stock at a price below net asset value per share. See “Risk Factors—Risks Related to Business Development Companies—Regulations governing our operation as a business development company and RIC will affect our ability to raise, and the way in which we raise additional capital or borrow for investment purposes, which may have a negative effect on our growth.” We may, however, sell our common stock, or warrants, options or rights to acquire our common stock, at a price below the then-current net asset value of our common stock if our board of directors determines that such sale is in our best interests and the best interests of our stockholders, and our stockholders approve such sale. In addition, we may generally issue new shares of our common stock at a price below net asset value in rights offerings to existing stockholders, in payment of dividends and in certain other limited circumstances.

As a business development company, we are not permitted to invest in any portfolio company in which any fund or other client managed by FB Advisor, GDFM or any of their respective affiliates currently has an investment or to make any co-investments with any fund or other client managed by FB Advisor, GDFM or any of their respective affiliates without an exemptive order from the SEC. We are seeking an exemptive order. However, there is no assurance that we will obtain such relief. As a result, we could be limited in our ability to invest in certain portfolio companies in which any fund or other client managed by FB Advisor, GDFM or any of their respective affiliates is investing or is invested.

Qualifying Assets

Under the 1940 Act, a business development company may not acquire any asset other than assets of the type listed in Section 55(a) of the 1940 Act, which are referred to as qualifying assets, unless, at the time the acquisition is made, qualifying assets represent at least 70% of the company’s total assets. The principal categories of qualifying assets relevant to our business are any of the following:

1.	Securities purchased in transactions not involving any public offering from the issuer of such securities, which issuer (subject to certain limited exceptions) is an eligible portfolio company, or from any person who is, or has been during the preceding 13 months, an affiliated person of an eligible portfolio company, or from any other person, subject to such rules as may be prescribed by the SEC. An eligible portfolio company is defined in the 1940 Act as any issuer which:

a.	is organized under the laws of, and has its principal place of business in, the United States;

b.	is not an investment company (other than a small business investment company wholly owned by the business development company) or a company that would be an investment company but for certain exclusions under the 1940 Act; and

c.	satisfies any of the following:

i.	does not have any class of securities that is traded on a national securities exchange;

ii.	has a class of securities listed on a national securities exchange, but has an aggregate market value of outstanding voting and non-voting common equity of less than $250 million;

iii.	is controlled by a business development company or a group of companies including a business development company and the business development company has an affiliated person who is a director of the eligible portfolio company; or

iv.	is a small and solvent company having total assets of not more than $4.0 million and capital and surplus of not less than $2.0 million.

2.	Securities of any eligible portfolio company that we control.

3.	Securities purchased in a private transaction from a U.S. issuer that is not an investment company or from an affiliated person of the issuer, or in transactions incident thereto, if the issuer is in bankruptcy and subject to reorganization or if the issuer, immediately prior to the purchase of its securities, was unable to meet its obligations as they came due without material assistance other than conventional lending or financing arrangements.

4.	Securities of an eligible portfolio company purchased from any person in a private transaction if there is no ready market for such securities and we already own 60% of the outstanding equity of the eligible portfolio company.

5.	Securities received in exchange for or distributed on or with respect to securities described in (1) through (4) above, or pursuant to the exercise of warrants or rights relating to such securities.

6.	Cash, cash equivalents, U.S. government securities or high-quality debt securities maturing in one year or less from the time of investment.

In addition, a business development company must have been organized and have its principal place of business in the United States and must be operated for the purpose of making investments in the types of securities described in (1), (2) or (3) above.

For purposes of Section 55(a) under the 1940 Act, we have agreed with the staff of the SEC to treat each loan underlying the TRS as a qualifying asset if the obligor on such loan is an eligible portfolio company and as a non-qualifying asset if the obligor is not an eligible portfolio company. See “Senior Securities.” We may, however, accord different treatment to the TRS in the future in accordance with any applicable new rules or interpretations adopted by the staff of the SEC.

Managerial Assistance to Portfolio Companies

In order to count portfolio securities as qualifying assets for the purpose of the 70% test, we must either control the issuer of the securities or must offer to make available to the issuer of the securities (other than small and solvent companies described above) significant managerial assistance; except that, where we purchase such securities in conjunction with one or more other persons acting together, one of the other persons in the group may make available such managerial assistance. Making available managerial assistance means, among other things, any arrangement whereby the business development company, through its directors, officers or employees, offers to provide, and, if accepted, does so provide, significant guidance and counsel concerning the management, operations or business objectives and policies of a portfolio company.

Temporary Investments

Pending investment in other types of “qualifying assets,” as described above, our investments may consist of cash, cash equivalents, U.S. government securities or high-quality debt securities maturing in one year or less from the time of investment, which we refer to, collectively, as temporary investments, so that 70% of our assets are qualifying assets. Typically, we will invest in U.S. Treasury bills or in repurchase agreements, provided that such agreements are fully collateralized by cash or securities issued by the U.S. government or its agencies. A repurchase agreement involves the purchase by an investor, such as us, of a specified security and the simultaneous agreement by the seller to repurchase it at an agreed-upon future date and at a price that is greater than the purchase price by an amount that reflects an agreed-upon interest rate. There is no percentage restriction on the proportion of our assets that may be invested in such repurchase agreements. However, if more than 25% of our total assets constitute repurchase agreements from a single counterparty, we would not meet the Diversification Tests in order to qualify as a RIC for federal income tax purposes. Thus, we do not intend to enter into repurchase agreements with a single counterparty in excess of this limit. FB Advisor will monitor the creditworthiness of the counterparties with which we enter into repurchase agreement transactions.

Senior Securities

We are permitted, under specified conditions, to issue multiple classes of debt and one class of stock senior to our common stock if our asset coverage, as defined in the 1940 Act, is at least equal to 200% immediately after each such issuance. In addition, while any senior securities remain outstanding, we must make provisions to prohibit any distribution to our stockholders or the repurchase of such securities or shares unless we meet the applicable asset coverage ratios at the time of the distribution or repurchase. We may also borrow amounts up to 5% of the value of our total assets for temporary or emergency purposes without regard to asset coverage. For a discussion of the risks associated with leverage, See “Risk Factors—Risks Related to Business Development Companies—Regulations governing our operation as a business development company and RIC will affect our ability to raise, and the way in which we raise additional capital or borrow for investment purposes, which may have a negative effect on our growth.”

For purposes of the asset coverage ratio test applicable to us as a BDC, we have agreed with the staff of the SEC to treat the outstanding notional amount of the TRS, less the initial amount of any cash collateral required to be posted by Arch Street under the TRS, as a senior security for the life of that instrument. We may, however, accord different treatment to the TRS in the future in accordance with any applicable new rules or interpretations adopted by the staff of the SEC. See “Senior Securities.”

Code of Ethics

We have adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act that establishes procedures for personal investments and restricts certain personal securities transactions. Personnel subject to the code may invest in securities for their personal investment accounts, including securities that may be purchased or held by us, so long as such investments are made in accordance with the code’s requirements. We have attached our code of ethics as an exhibit to the registration statement of which this prospectus is a part. You may also read and copy the code of ethics at the SEC’s Public Reference Room located at 100 F Street, N.E., Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at (202) 557-8090. In addition, the code of ethics is available on our website at www.fsinvestmentcorp.com and on the EDGAR Database on the SEC’s Internet site at www.sec.gov.

Compliance Policies and Procedures

We and FB Advisor have adopted and implemented written policies and procedures reasonably designed to prevent violation of the federal securities laws and are required to review these compliance policies and procedures annually for their adequacy and the effectiveness of their implementation. Our chief compliance officer is responsible for administering these policies and procedures.

Proxy Voting Policies and Procedures

We have delegated our proxy voting responsibility to FB Advisor. The proxy voting policies and procedures of FB Advisor are set forth below. The guidelines are reviewed periodically by FB Advisor and our non-interested directors, and, accordingly, are subject to change.

Introduction

As an investment adviser registered under the Advisers Act, FB Advisor has a fiduciary duty to act solely in the best interests of its clients. As part of this duty, it recognizes that it must vote client securities in a timely manner free of conflicts of interest and in the best interests of its clients.

These policies and procedures for voting proxies for the investment advisory clients of FB Advisor are intended to comply with Section 206 of, and Rule 206(4)-6 under, the Advisers Act.

Proxy Policies

FB Advisor will vote proxies relating to our securities in the best interest of its clients’ stockholders. It will review on a case-by-case basis each proposal submitted for a stockholder vote to determine its impact on the portfolio securities held by its clients. Although FB Advisor will generally vote against proposals that may have a negative impact on its clients’ portfolio securities, it may vote for such a proposal if there exists compelling long-term reasons to do so.

The proxy voting decisions of FB Advisor are made by the senior officers who are responsible for monitoring each of its clients’ investments. To ensure that its vote is not the product of a conflict of interest, it will require that: (a) anyone involved in the decision-making process disclose to its chief compliance officer any potential conflict that he or she is aware of and any contact that he or she has had with any interested party regarding a proxy vote; and (b) employees involved in the decision making process or vote administration are prohibited from revealing how FB Advisor intends to vote on a proposal in order to reduce any attempted influence from interested parties.

Proxy Voting Records

You may obtain information, without charge, regarding how FB Advisor voted proxies with respect to our portfolio securities by making a written request for proxy voting information to: Chief Compliance Officer, Cira Centre, 2929 Arch Street, Suite 675, Philadelphia, Pennsylvania 19104.

Other

We will be periodically examined by the SEC for compliance with the 1940 Act.

We are required to provide and maintain a bond issued by a reputable fidelity insurance company to protect us against larceny and embezzlement. Furthermore, as a business development company, we are prohibited from protecting any director or officer against any liability to us or our stockholders arising from willful misconduct, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.

Securities Exchange Act and Sarbanes-Oxley Act Compliance

We are subject to the reporting and disclosure requirements of the Exchange Act, including the filing of quarterly, annual and current reports, proxy statements and other required items. In addition, we are subject to the Sarbanes-Oxley Act, which imposes a wide variety of regulatory requirements on publicly-held companies and their insiders. Many of these requirements affect us. For example:

•	pursuant to Rule 13a-14 of the Exchange Act, our chief executive officer and chief financial officer are required to certify the accuracy of the financial statements contained in our periodic reports;

•	pursuant to Item 307 of Regulation S-K, our periodic reports are required to disclose our conclusions about the effectiveness of our disclosure controls and procedures; and

•	pursuant to Rule 13a-15 of the Exchange Act, our management is required to prepare a report regarding its assessment of our internal control over financial reporting.

The Sarbanes-Oxley Act requires us to review our current policies and procedures to determine whether we comply with the Sarbanes-Oxley Act and the regulations promulgated thereunder. We monitor our compliance with all regulations that are adopted under the Sarbanes-Oxley Act and take actions necessary to ensure that we are in compliance therewith. In addition, we have voluntarily elected to comply with Section 404(b) of the Sarbanes-Oxley Act, and have engaged our independent registered public accounting firm to audit our internal control over financial reporting.

PLAN OF DISTRIBUTION

General

This is a continuous offering of our shares as permitted by the federal securities laws. We intend to file post-effective amendments to the registration statement of which this prospectus is a part, that will be subject to SEC review, to allow us to continue this offering for up to three years. The dealer manager is not required to sell any specific number or dollar amount of shares but will use its best efforts to sell the shares offered. The minimum permitted purchase is $5,000 in shares of our common stock. In January 2009, we raised in excess of $2.5 million from purchasers not affiliated with us or FB Advisor, which satisfied the minimum offering requirement and allowed the offering proceeds to be released from an escrow account in order for us to commence operations.

The dates on which we will accept subscriptions will be the first business day of each month and the first business day following the 15th day of each month. Shares issued pursuant to our distribution reinvestment plan will typically be issued on the same date that we hold our first of two semi-monthly closings. In addition, in months in which we repurchase shares, we expect to conduct repurchases on the same date that we hold our first of two semi-monthly closings for the sale of shares in this offering.

We are offering our shares on a continuous basis at a current offering price of $10.65 per share. However, to the extent that our net asset value increases, we will sell at a price necessary to ensure that shares are not sold at a price per share, after deduction of selling commissions and dealer manager fees, that is below our net asset value per share. In addition, a decline in our net asset value per share to an amount more than 5% below our current offering price, net of selling commissions and dealer manager fees, creates a rebuttable presumption that there has been a material change in the value of our assets such that a reduction in the offering price per share is warranted. This presumption may only be rebutted if our board of directors, in consultation with our management, reasonably and in good faith determines that the decline in net asset value per share is the result of a temporary movement in the credit markets or the value of our assets, rather than a more fundamental shift in the valuation of our portfolio. In the event that (i) net asset value per share decreases to more than 5% below our current net offering price and (ii) our board of directors believes that such decrease in the net asset value per share is the result of a non-temporary movement in the credit markets or the value of our assets, our board of directors will undertake to establish a new net offering price that is not more than 5% above our net asset value per share. If our board of directors determines that the decline in our net asset value per share is the result of a temporary movement in the credit markets or the value of our assets, investors will purchase shares at an offering price per share, net of selling commissions and dealer manager fees, which represents a premium to the net asset value per share of greater than 5%.

Promptly following any such adjustment to the net offering price per share, we will file a prospectus supplement with the SEC disclosing the adjusted net offering price, and we will also post the updated information on our website at www.fsinvestmentcorp.com. If our board of directors determines that the decline in net asset value per share is the result of a temporary movement in the credit markets or the value of our assets, rather than a more fundamental shift in the valuation of our portfolio, and, as a result, does not adjust our net offering price per share, we will notify investors by issuing a press release and filing it with the SEC as part of a Form 8-K.

To purchase shares in this offering, you must complete and sign a subscription agreement (in the form attached to this prospectus as Appendix A) for a specific dollar amount equal to or greater then $5,000 and pay such amount at the time of subscription. You should make your check payable to “UMB Bank, N.A., as agent for FS Investment Corporation.” Subscriptions will be effective only upon our acceptance, and we reserve the right to reject any subscription in whole or in part. Pending acceptance of your subscription, proceeds will be deposited into an account for your benefit. See “Prospectus Summary—How to Subscribe.”

About the Dealer Manager

The dealer manager is FS2 Capital Partners, LLC. The dealer manager was formed in December 2007 and has a limited prior operating history. The dealer manager registered as a broker-dealer with the SEC and the Financial Industry Regulatory Authority, or FINRA, in December 2007. The dealer manager is an affiliate of FB Advisor. The dealer manager receives compensation for services relating to this offering and provides certain sales, promotional and marketing services to us in connection with the distribution of the shares of common stock offered pursuant to this prospectus. Other than serving as dealer manager for this offering, the dealer manager has no experience acting as a dealer manager for an offering. For additional information about the dealer manager, including information related to its affiliation with us and our adviser, see “Certain Relationships and Related Party Transactions.”

Compensation of Dealer Manager and Selected Broker-Dealers

Except as provided below, the dealer manager receives selling commissions of 7.0% of the gross proceeds of shares sold in the offering. The dealer manager also receives a dealer manager fee of 3.0% of the gross offering proceeds as compensation for acting as the dealer manager.

The dealer manager authorizes other broker-dealers that are members of FINRA, which we refer to as selected broker-dealers, to sell our shares. The dealer manager may reallow all of its selling commissions attributable to a selected broker-dealer.

The dealer manager, in its sole discretion, may reallow to any selected broker-dealer a portion of its dealer manager fee for reimbursement of marketing expenses. The amount of the reallowance will be based on such factors as the number of shares sold by the selected broker-dealer, the assistance of the broker-dealer in marketing the offering and due diligence expenses incurred. The maximum aggregate amount of the reallowances of the 3.0% dealer manager fee will be 1.5% of the gross proceeds from shares sold in the offering.

In addition to the payment of selling commissions and the dealer manager fee, we reimburse the dealer manager and selected broker-dealers for bona fide accountable due diligence expenses. We expect to reimburse approximately 0.5% of the gross offering proceeds for accountable due diligence expenses, which are included as part of the reimbursement of organizational and offering expenses in an amount up to 1.5% of the gross offering proceeds.

We will not pay selling commissions or dealer manager fees on shares sold under our distribution reinvestment plan. The amount that would have been paid as selling commissions and dealer-manager fees if the shares sold under our distribution reinvestment plan had been sold pursuant to this public offering of shares will be retained and used by us. Therefore, the net proceeds to us for sales under our distribution reinvestment plan will be greater than the net proceeds to us for sales pursuant to this prospectus.

Under the rules of FINRA, the maximum compensation payable to members of FINRA participating in this offering may not exceed 10% of our gross offering proceeds. If, upon the termination of the offering, the total amount of compensation paid to members of FINRA in connection with the offering exceeds 10% of our gross offering proceeds (excluding proceeds from the sale of shares under our distribution reinvestment plan), then the dealer manager has agreed to pay to us an amount equal to the amount by which this compensation exceeds 10%.

We have agreed to indemnify the participating broker-dealers, including the dealer manager, against certain liabilities arising under the Securities Act and liabilities arising from breaches of our representations and warranties contained in the dealer manager agreement. The broker-dealers participating in the offering of shares of our common stock are not obligated to obtain any subscriptions on our behalf, and we cannot assure you that any shares of common stock will be sold.

Our executive officers and directors and their immediate family members, as well as officers and employees of FB Advisor and its affiliates and their immediate family members and other individuals designated by management, and, if approved by our board of directors, joint venture partners, consultants and other service providers, may purchase shares of our common stock in this offering and may be charged a reduced rate for certain fees and expenses in respect of such purchases. Except for certain share ownership and transfer restrictions contained in our charter, there is no limit on the number of shares of our common stock that may be sold to such persons. In addition, the selling commission and the dealer manager fee may be reduced or waived in connection with certain categories of sales, including but not limited to sales for which a volume discount applies, sales to certain institutional investors, sales to employees of selected broker-dealers, sales made by certain selected dealers at the discretion of the dealer manager, sales made to investors whose contract for investment advisory and related brokerage services includes a fixed or “wrap” fee or other asset-based fee arrangement, unless that contract is with a federally registered investment adviser that is dually registered as a broker-dealer and provides financial planning services, sales through banks acting as trustees or fiduciaries and sales to our affiliates. We may also make certain sales directly to these groups designated by management without a broker-dealer intermediary. For such direct sales, all selling commissions and dealer manager fees will be waived. The amount of net proceeds to us will not be affected by reducing or eliminating the selling commissions or the dealer manager fee payable in connection with sales to such institutional investors and affiliates. FB Advisor and its affiliates will be expected to hold their shares of our common stock purchased as stockholders for investment and not with a view towards distribution.

To the extent permitted by law and our charter, we intend to indemnify the selected broker-dealers and the dealer manager against some civil liabilities, including certain liabilities under the Securities Act and liabilities arising from breaches of our representations and warranties contained in the dealer manager agreement.

We are offering volume discounts to investors who purchase more than $500,000 worth of our shares through the same selected broker-dealer in our offering. The net proceeds to us from a sale eligible for a volume discount will be the same, but the selling commissions payable to the selected broker-dealer will be reduced. The following table shows the discounted price per share and the reduced selling commissions payable for volume sales of our shares:

Dollar Amount of Shares Purchased	Purchase Price per Incremental Unit in Volume Discount Range(1)	Reduced Commission Rate
$ 1 – $ 500,000	$10.65	7.0%
$ 500,001 – $ 750,000	$10.54	6.0%
$ 750,001 – $1,000,000	$10.44	5.0%
$1,000,001 – $2,500,000	$10.33	4.0%
$2,500,001 – $5,000,000	$10.22	3.0%
$5,000,001 and up	$10.12	2.0%

(1)	Assumes a $10.65 per share offering price. Discounts will be adjusted appropriately for changes in the offering price.

We will apply the reduced selling price per share and selling commissions to the incremental shares within the indicated range only. Thus, for example, assuming a price per share of $10.65, a purchase of $1.25 million would result in a weighted average purchase price of $10.52 per share as shown below:

•	$500,000 at $10.65 per share (total: 46,948.357 shares) and a 7.0% commission;

•	$250,000 at $10.54 per share (total: 23,711.291 shares) and a 6.0% commission;

•	$250,000 at $10.44 per share (total: 23,953.243 shares) and a 5.0% commission; and

•	$250,000 at $10.33 per share (total: 24,200.184 shares) and a 4.0% commission.

To qualify for a volume discount as a result of multiple purchases of our shares you must use the same selected broker-dealer and you must mark the “Additional Investment” space on the subscription agreement. We are not responsible for failing to combine purchases if you fail to mark the “Additional Investment” space. Once you qualify for a volume discount, you will be eligible to receive the benefit of such discount for subsequent purchases of shares in our offering through the same selected broker-dealer.

To the extent purchased through the same selected broker-dealer, the following persons may combine their purchases as a “single purchaser” for the purpose of qualifying for a volume discount:

•	an individual, his or her spouse, their children under the age of 21 and all pension or trust funds established by each such individual;

•	a corporation, partnership, association, joint-stock company, trust fund or any organized group of persons, whether incorporated or not;

•	an employees’ trust, pension, profit-sharing or other employee benefit plan qualified under Section 401(a) of the Code; and

•	all commingled trust funds maintained by a given bank.

In the event a person wishes to have his or her order combined with others as a “single purchaser,” that person must request such treatment in writing at the time of subscription setting forth the basis for the discount and identifying the orders to be combined. Any request will be subject to our verification that the orders to be combined are made by a single purchaser. If the subscription agreements for the combined orders of a single purchaser are submitted at the same time, then the commissions payable and discounted share price will be allocated pro rata among the combined orders on the basis of the respective amounts being combined. Otherwise, the volume discount provisions will apply only to the order that qualifies the single purchaser for the volume discount and the subsequent orders of that single purchaser.

Only shares purchased in our offering pursuant to this prospectus are eligible for volume discounts. Shares purchased through our distribution reinvestment plan will not be eligible for a volume discount, nor will such shares count toward the threshold limits listed above that qualify you for the different discount levels.

Other Discounts

The dealer manager may, at its sole discretion, enter into an agreement with a selected broker-dealer whereby such selected broker-dealer may aggregate subscriptions on part of a combined order for the purpose of offering investors reduced aggregate selling commissions and/or dealer manager fees. The specific terms of any such arrangement will be subject to negotiation between the dealer manager and the selected broker-dealer and will not reduce the amount of net proceeds available to us from the sale of our shares. Any reduction in the selling commissions and dealer manager fees would be prorated among the separate subscribers.

Transfer on Death Designation

You have the option of placing a transfer on death, or “TOD,” designation on your shares purchased in this offering. A TOD designation transfers ownership of your shares to your designated beneficiary upon your death. This designation may only be made by individuals, not entities, who are the sole or joint owners with right of survivorship of the shares. However, this option is not available to residents of the states of Louisiana or North Carolina. If you would like to place a TOD designation on your shares, you must check the TOD box on the subscription agreement and you must complete and return the transfer on death form available upon request to us in order to effect the designation.

Supplemental Sales Material

In addition to this prospectus, we intend to use supplemental sales material in connection with the offering of our shares, although only when accompanied by or preceded by the delivery of the prospectus, as supplemented. We will file all supplemental sales material with the SEC prior to distributing such material. The supplemental sales material does not contain all of the information material to an investment decision and should only be reviewed after reading the prospectus. The sales material expected to be used in permitted jurisdictions includes:

•	investor sales promotion brochures;

•	cover letters transmitting the prospectus;

•	brochures containing a summary description of the offering;

•	fact sheets describing the general nature of FS Investment Corporation and our investment objectives;

•	asset flyers describing our recent investments;

•	broker updates;

•	online investor presentations;

•	third-party article reprints;

•	website material;

•	electronic media presentations; and

•	client seminars and seminar advertisements and invitations.

All of the foregoing material will be prepared by FB Advisor or its affiliates with the exception of the third-party article reprints, if any. In certain jurisdictions, some or all of such sales material may not be available. In addition, the sales material may contain certain quotes from various publications without obtaining the consent of the author or the publication for use of the quoted material in the sales material.

We are offering shares in this offering only by means of this prospectus. Although the information contained in our supplemental sales materials is not expected to conflict with any of the information contained in the prospectus, as amended or supplemented, the supplemental materials do not purport to be complete and should not be considered a part of or as incorporated by reference in the prospectus, or the registration statement of which the prospectus is a part.

SUITABILITY STANDARDS

The following are our suitability standards for investors which are required by the Omnibus Guidelines published by the North American Securities Administrators Association in connection with our continuous offering of shares of common stock under the registration statement of which this prospectus is a part.

Pursuant to applicable state securities laws, shares of common stock offered through this prospectus are suitable only as a long-term investment for persons of adequate financial means who have no need for liquidity in this investment. Initially, there is not expected to be any public market for the shares, which means that it may be difficult for stockholders to sell shares. As a result, we have established suitability standards which require investors to have either (i) a net worth (not including home, furnishings, and personal automobiles) of at least $70,000 and an annual gross income of at least $70,000, or (ii) a net worth (not including home, furnishings, and personal automobiles) of at least $250,000. Our suitability standards also require that a potential investor (1) can reasonably benefit from an investment in us based on such investor’s overall investment objectives and portfolio structuring; (2) is able to bear the economic risk of the investment based on the prospective stockholder’s overall financial situation; and (3) has apparent understanding of (a) the fundamental risks of the investment, (b) the risk that such investor may lose his or her entire investment, (c) the lack of liquidity of the shares, (d) the background and qualifications of FB Advisor and GDFM and (e) the tax consequences of the investment.

In addition, we will not sell shares to investors in the states named below unless they meet special suitability standards.

Alabama—Investors must have a net worth of at least 10 times their investment in us and other similar programs.

Arizona—The term of this offering shall be effective for a period of one year with the ability to renew for additional periods of one year.

Idaho—In addition to the suitability standards above, the state of Idaho requires that each Idaho investor not invest, in the aggregate, more than 10% of his or her liquid net worth in our common stock and in our affiliates. Liquid net worth is defined as that portion of an investor’s net worth consisting of cash, cash equivalents and readily marketable securities.

Iowa—Investors who reside in the state of Iowa must have either (i) a liquid net worth of $85,000 and annual gross income of $85,000 or (ii) a liquid net worth of $300,000. Additionally, an Iowa investor’s total investment in us shall not exceed 10% of his or her net worth.

Kansas—The Office of the Kansas Securities Commissioner recommends that you should limit your aggregate investment in our shares and other non-traded business development companies to not more than 10% of your liquid net worth. Liquid net worth is that portion of your total net worth (assets minus liabilities) that is comprised of cash, cash equivalents and readily marketable securities.

Kentucky—Investors who reside in the state of Kentucky must have either (i) a liquid net worth of $85,000 and annual gross income of $85,000 or (ii) a liquid net worth of $300,000. Additionally, a Kentucky investor’s total investment in us shall not exceed 10% of his or her liquid net worth.

Maine—The Maine Office of Securities recommends that a Maine investor’s aggregate investment in this offering and similar offerings not exceed 10% of the investor’s liquid net worth. For this purpose, “liquid net worth” is defined as that portion of net worth that consists of cash, cash equivalents and readily marketable securities.

Massachusetts—It is recommended by the Massachusetts Securities Division that Massachusetts investors not invest, in the aggregate, more than 10% of their liquid net worth in us and other similar investments. Liquid net worth is that portion of an investor’s net worth that consists of cash, cash equivalents and readily marketable securities.

Michigan—In addition to the suitability standards above, the State of Michigan requires that each Michigan investor will limit his or her investment in our common stock to a maximum of 10% of his or her net worth.

Ohio—In addition to the suitability standards above, the state of Ohio requires that each Ohio investor will limit his or her investment in non-traded business development companies, including his or her investment in our common stock and in our affiliates, to a maximum of 10% of his or her net worth.

Oregon—In addition to the suitability standards above, the state of Oregon requires that each Oregon investor will limit his or her investment in our common stock to a maximum of 10% of his or her net worth.

Tennessee—A Tennessee investor’s total investment in us shall not exceed 10% of his or her liquid net worth.

The minimum purchase amount is $5,000 in shares of our common stock. To satisfy the minimum purchase requirements for retirement plans, unless otherwise prohibited by state law, a husband and wife may jointly contribute funds from their separate individual retirement accounts, or IRAs, provided that each such contribution is made in increments of $500. You should note that an investment in shares of our common stock will not, in itself, create a retirement plan and that, in order to create a retirement plan, you must comply with all applicable provisions of the Code.

If you have satisfied the applicable minimum purchase requirement, any additional purchase must be in amounts of at least $500. The investment minimum for subsequent purchases does not apply to shares purchased pursuant to our distribution reinvestment plan.

In the case of sales to fiduciary accounts, these suitability standards must be met by the person who directly or indirectly supplied the funds for the purchase of the shares of our stock or by the beneficiary of the account. These suitability standards are intended to help ensure that, given the long-term nature of an investment in shares of our stock, our investment objectives and the relative illiquidity of our stock, shares of our stock are an appropriate investment for those of you who become stockholders. Those selling shares on our behalf must make every reasonable effort to determine that the purchase of shares of our stock is a suitable and appropriate investment for each stockholder based on information provided by the stockholder in the subscription agreement. Each selected broker-dealer is required to maintain for six years records of the information used to determine that an investment in shares of our stock is suitable and appropriate for a stockholder.

In purchasing shares, custodians or trustees of employee pension benefit plans or IRAs may be subject to the fiduciary duties imposed by ERISA or other applicable laws and to the prohibited transaction rules prescribed by ERISA and related provisions of the Code. In addition, prior to purchasing shares, the trustee or custodian of an employee pension benefit plan or an IRA should determine that such an investment would be permissible under the governing instruments of such plan or account and applicable law.

LIQUIDITY STRATEGY

We intend to seek to complete a liquidity event for our stockholders within five to seven years following the completion of our offering stage or at such earlier time as our board of directors may determine, taking into consideration market conditions and other factors; however, the offering period may extend for an indefinite period. Accordingly, you should consider that you may not have access to the money you invest for an indefinite period of time until we complete a liquidity event. We will view our offering stage as complete as of the termination date of our most recent public equity offering if we have not conducted a public offering in any continuous two-year period. We may determine not to pursue a liquidity event if we believe that then-current market conditions are not favorable for a liquidity event and that such conditions will improve in the future. A liquidity event could include (1) the sale of all or substantially all of our assets either on a complete portfolio basis or individually followed by a liquidation, (2) a listing of our shares on a national securities exchange or (3) a merger or another transaction approved by our board of directors in which our stockholders will receive cash or shares of a publicly traded company. We refer to the above scenarios as “liquidity events.” While our intention is to seek to complete a liquidity event within five to seven years following the completion of our offering stage or at such earlier time as our board of directors may determine, taking into consideration market conditions and other factors, there can be no assurance that a suitable transaction will be available or that market conditions for a liquidity event will be favorable during that timeframe. As such, there can be no assurance that we will complete a liquidity event at all. In making a determination of what type of liquidity event is in the best interest of our stockholders, our board of directors, including our independent directors, may consider a variety of criteria, including, but not limited to, portfolio diversification, portfolio performance, our financial condition, potential access to capital as a listed company, market conditions for the sale of our assets or listing of our securities, internal management considerations and the potential for stockholder liquidity. If we determine to pursue a listing of our securities on a national securities exchange in the future, at that time we may consider either an internal or an external management structure.

Prior to the completion of a liquidity event, our share repurchase program may provide a limited opportunity for you to have your shares of common stock repurchased, subject to certain restrictions and limitations, at a price which may reflect a discount from the purchase price you paid for the shares being repurchased. See “Share Repurchase Program” for a detailed description of our share repurchase program.

SHARE REPURCHASE PROGRAM

We do not currently intend to list our securities on any securities exchange and do not expect a public market for them to develop in the foreseeable future. Therefore, stockholders should not expect to be able to sell their shares promptly or at a desired price. No stockholder will have the right to require us to repurchase his or her shares or any portion thereof. Because no public market will exist for our shares, and none is expected to develop, stockholders will not be able to liquidate their investment prior to our liquidation or other liquidity event, other than through our share repurchase program, or, in limited circumstances, as a result of transfers of shares to other eligible investors.

To provide our stockholders with limited liquidity, we intend to conduct quarterly tender offers pursuant to our share repurchase program. The first such tender offer commenced in March 2010 and the repurchase occurred in connection with our April 1, 2010 closing. The following table reflects certain information regarding the quarterly tender offers that we have conducted to date:

For the Three Months Ended	Repurchase Date	Shares Repurchased	Repurchase Price Per Share	Aggregate Consideration for Repurchased Shares (in thousands)

March 31, 2010	April 1, 2010	11,142	$9.360	$104
June 30, 2010	July 1, 2010	108,904	9.360	1,019
September 30, 2010	October 1, 2010	108,904	9.360	1,019
December 31, 2010	January 3, 2011	99,633	9.590	955
March 31, 2011	April 1, 2011	158,258	9.675	1,531
June 30, 2011	July 1, 2011	79,250	9.675	767
September 30, 2011	October 3, 2011	121,399	9.585	1,164

Our quarterly repurchases will be conducted on such terms as may be determined by our board of directors in its complete and absolute discretion unless, in the judgment of the independent directors of our board of directors, such repurchases would not be in the best interests of our stockholders or would violate applicable law. Under the Maryland General Corporation Law, a Maryland corporation may not make a distribution to stockholders, including pursuant to our repurchase program, if, after giving effect to the distribution, (i) the corporation would not be able to pay its indebtedness in the ordinary course or (ii) the corporation’s total assets would be less than its total liabilities plus preferential amounts payable on dissolution with respect to preferred stock. We will conduct such repurchase offers in accordance with the requirements of Rule 13e-4 of the Exchange Act and the 1940 Act. In months in which we repurchase shares, we will conduct repurchases on the same date that we hold our first semi-monthly closing for the sale of shares in this offering. An offer to repurchase shares will be conducted solely through tender offer materials mailed to each stockholder and is not being made through this prospectus.

The board also will consider the following factors, among others, in making its determination regarding whether to cause us to offer to repurchase shares and under what terms:

•	the effect of such repurchases on our qualification as a RIC (including the consequences of any necessary asset sales);

•	the liquidity of our assets (including fees and costs associated with disposing of assets);

•	our investment plans and working capital requirements;

•	the relative economies of scale with respect to our size;

•	our history in repurchasing shares or portions thereof; and

•	the condition of the securities markets.

We currently intend to limit the number of shares to be repurchased during any calendar year to the number of shares we can repurchase with the proceeds we receive from the sale of shares of our common stock under our distribution reinvestment plan. At the discretion of our board of directors, we may also use cash on hand, cash available from borrowings and cash from liquidation of securities investments as of the end of the applicable period to repurchase shares. In addition, we will limit the number of shares to be repurchased in any calendar year to 10% of the weighted average number of shares outstanding in the prior calendar year, or 2.5% in each quarter. We will offer to repurchase such shares on each date of repurchase at a price equal to 90% of the current offering price in effect on each date of repurchase.

If you wish to tender your shares to be repurchased you must either tender at least 25% of the shares you purchased in the offering or all of the shares that you own. If you choose to tender only a portion of your shares, you must maintain a minimum balance of $5,000 worth of shares of common stock following a tender of shares for repurchase. If the amount of repurchase requests exceeds the number of shares we seek to repurchase, we will repurchase shares on a pro-rata basis. As a result, we may repurchase less than the full amount of shares that you request to have repurchased. If we do not repurchase the full amount of your shares that you have requested to be repurchased, or we determine not to make repurchases of our shares, you may not be able to dispose of your shares. Any periodic repurchase offers will be subject in part to our available cash and compliance with the RIC qualification and diversification rules promulgated under the Code.

The board of directors will require that we repurchase shares or portions of shares from you pursuant to written tenders only on terms they determine to be fair to us and to all of our stockholders. Repurchases of your shares by us will be paid in cash. Repurchases will be effective after receipt and acceptance by us of all eligible written tenders of shares from our stockholders.

When the board of directors determines that we will offer to repurchase shares or fractions thereof, tender offer materials will be provided to you describing the terms thereof, and containing information you should consider in deciding whether and how to participate in such repurchase opportunity.

Any tender offer presented to our stockholders will remain open for a minimum of 20 business days following the commencement of the tender offer. In the materials that we will send to our stockholders, we will include the date that the tender offer will expire. All tenders for repurchase requests must be received prior to the expiration of the tender offer in order to be valid. If there are any material revisions to the tender offer materials (not including the price at which shares may be tendered) sent to our stockholders, we will send revised materials reflecting such changes and will extend the tender offer period by a minimum of an additional five business days. If the price at which shares may be tendered is changed, we will extend the tender offer period by a minimum of an additional ten business days.

In order to submit shares to be tendered, stockholders must complete a letter of transmittal, which will be included in the materials sent to our stockholders, as well as any other documents required by the letter of transmittal. At any time prior to the expiration of the tender offer, stockholders may withdraw their tenders by submitting a notice of withdrawal to us. If shares have not been accepted for payment by us, tenders may be withdrawn any time prior to 40 business days following the expiration of the tender offer.

We will not repurchase shares, or fractions thereof, if such repurchase will cause us to be in violation of the securities or other laws of the United States, Maryland or any other relevant jurisdiction.

In the event that FB Advisor or any of its affiliates holds shares in the capacity of a stockholder, any such affiliates may tender shares for repurchase in connection with any repurchase offer we make on the same basis as any other stockholder, except for the initial capital contributions of Messrs. Forman and Adelman. Messrs. Forman and Adelman will not tender such shares for repurchase as long as FB Advisor remains our investment adviser.

We have received exemptive relief from Regulation M under the Exchange Act from the Division of Trading and Markets of the SEC in connection with our share repurchase program.

CUSTODIAN, TRANSFER AND DISTRIBUTION PAYING AGENT AND REGISTRAR

Our securities are held under a custody agreement by The Bank of New York Mellon (f/k/a PFPC Trust Company). The address of the custodian is: One Wall Street, New York, NY 10286. DST Systems, Inc. acts as our transfer agent, distribution paying agent and registrar. The principal business address of our transfer agent is 1055 Broadway, Ninth Floor, Kansas City, Missouri 64105-1594, telephone number: (877) 628-8575.

BROKERAGE ALLOCATION AND OTHER PRACTICES

Since we intend to generally acquire and dispose of our investments in privately negotiated transactions, we expect to use brokers in the normal course of our business infrequently. Subject to policies established by our board of directors, FB Advisor is primarily responsible for the execution of the publicly-traded securities portion of our portfolio transactions and the allocation of brokerage commissions. FB Advisor does not execute transactions through any particular broker or dealer, but seeks to obtain the best net results for us, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. While FB Advisor will generally seek reasonably competitive trade execution costs, we will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, FB Advisor may select a broker based partly upon brokerage or research services provided to it and us and any other clients. In return for such services, we may pay a higher commission than other brokers would charge if FB Advisor determines in good faith that such commission is reasonable in relation to the services provided.

LEGAL MATTERS

Certain legal matters regarding the shares of common stock offered hereby have been passed upon for us by Dechert LLP, Philadelphia, Pennsylvania, and certain matters with respect to Maryland law have been passed upon by Miles & Stockbridge P.C., Baltimore, Maryland.

EXPERTS

McGladrey & Pullen, LLP, an independent registered public accounting firm located at 2133 Arch Street, Suite 400, Philadelphia, PA 19103, has audited our financial statements as of December  31, 2010, 2009, 2008 and 2007.

AVAILABLE INFORMATION

We have filed with the SEC a registration statement on Form N-2, together with all amendments and related exhibits, under the Securities Act, with respect to our shares of common stock offered by this prospectus. The registration statement contains additional information about us and our shares of common stock being offered by this prospectus.

We are required to file with or submit to the SEC annual, quarterly and current reports, proxy statements and other information meeting the informational requirements of the Exchange Act. You may inspect and copy these reports, proxy statements and other information, as well as the registration statement and related exhibits and schedules, at the Public Reference Room of the SEC at 100 F Street, N.E., Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at (202) 557-8090. The SEC maintains an Internet site that contains reports, proxy and information statements and other information filed electronically by us with the SEC, which are available on the SEC’s website at www.sec.gov. Copies of these reports, proxy and information statements and other information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549.

PRIVACY NOTICE

We are committed to protecting your privacy. This privacy notice explains the privacy policies of FS Investment Corporation and its affiliated companies. This notice supersedes any other privacy notice you may have received from FS Investment Corporation.

We will safeguard, according to strict standards of security and confidentiality, all information we receive about you. The only information we collect from you is your name, address, number of shares you hold and your social security number. This information is used only so that we can send you annual reports and other information about us, and send you proxy statements or other information required by law.

We do not share this information with any non-affiliated third party except as described below.

•	Authorized Employees of FB Advisor. It is our policy that only authorized employees of FB Advisor who need to know your personal information will have access to it.

•

Service Providers. We may disclose your personal information to companies that provide services on our behalf, such as record keeping, processing your trades, and mailing you information. These companies are required to protect your information and use it solely for the purpose for which they received it.

•

Courts and Government Officials. If required by law, we may disclose your personal information in accordance with a court order or at the request of government regulators. Only that information required by law, subpoena, or court order will be disclosed.

FS Investment Corporation

Consolidated Balance Sheets

(in thousands, except share and per share amounts)

	June 30, 2011 (Unaudited)	December 31, 2010
Assets
Investments, at fair value (amortized cost—$1,070,897 and $715,514, respectively)	$1,087,472	$733,580
Cash	138,098	38,790
Due from counterparty	43,391	—
Receivable for investments sold and repaid	11,981	5,162
Interest receivable	10,006	3,632
Deferred financing costs	634	835
Unrealized gain on total return swap(1)	1,287	—
Prepaid expenses and other assets	45	6

Total assets	$1,292,914	$782,005

Liabilities
Payable for investments purchased	$65,217	$81,800
Credit facility payable	340,000	297,201
Stockholder distributions payable	5,815	2,556
Management fees payable	6,025	3,298
Capital gains incentive fee payable(2)	7,974	5,459
Administrative services fees payable	484	310
Reimbursements payable	—	641
Interest payable	1,095	883
Other accrued expenses and liabilities	975	625

Total liabilities	427,585	392,773

Stockholders’ equity
Preferred stock, $0.001 par value, 50,000,000 shares authorized, none issued and outstanding	—	—
Common stock, $0.001 par value, 450,000,000 shares authorized, 89,775,091 and 41,332,661 shares issued and outstanding, respectively	$90	$41
Capital in excess of par value	841,020	374,637
Accumulated undistributed net realized gains on investments	16,406	1,290
Accumulated distributions in excess of net investment income(3)	(10,049)	(4,802)
Net unrealized appreciation on investments and gain/loss on foreign currency	17,862	18,066

Total stockholders’ equity	865,329	389,232

Total liabilities and stockholders’ equity	$1,292,914	$782,005

Net asset value per common share at period end	$9.64	$9.42

(1)	See Note 8 for a discussion of the Company’s total return swap agreement.
(2)	See Note 2 for a discussion of the methodology employed by the Company in calculating the capital gains incentive fee.
(3)	See Note 5 for a discussion of the source of distributions paid by the Company.

See notes to unaudited consolidated financial statements.

FS Investment Corporation

Unaudited Consolidated Statements of Operations

(in thousands, except share and per share amounts)

	Six Months Ended June 30,
	2011	2010
Investment income
Interest income	$42,914	$9,194
Operating expenses
Management fees	10,784	2,287
Capital gains incentive fees(1)	3,911	—
Administrative services expenses	988	350
Stock transfer agent fees	690	372
Accounting and administrative fees	394	331
Interest expense	4,460	870
Other general and administrative expenses	1,364	734

Total operating expenses	22,591	4,944

Net investment income	20,323	4,250

Realized and unrealized gain/loss
Net realized gain on investments	20,023	3,089
Net change in unrealized appreciation (depreciation) on investments	(1,564)	(6,091)
Net change in unrealized appreciation on total return swap(2)	1,287	—
Net change in unrealized gain/loss on foreign currency	73	(96)

Total net realized and unrealized gain/loss on investments	19,819	(3,098)

Net increase (decrease) in net assets resulting from operations	$40,142	$1,152

Per share information—basic and diluted
Net increase (decrease) in net assets resulting from operations	$0.65	$0.07

Weighted average shares outstanding(3)	61,900,732	16,442,434

(1)	See Note 2 for a discussion of the methodology employed by the Company in calculating the capital gains incentive fee.
(2)	See Note 8 for a discussion of the Company’s total return swap agreement.
(3)	As discussed in Note 5, between March 31, 2009 and January 31, 2010, the Company issued eight stock distributions. The weighted average shares used in the per share computation of the net increase in net assets resulting from operations reflect these stock distributions on a retroactive basis.

See notes to unaudited consolidated financial statements.

FS Investment Corporation

Unaudited Consolidated Statements of Changes in Net Assets

(in thousands)

	Six Months Ended June 30,
	2011	2010
Operations
Net investment income	$20,323	$4,250
Net realized gain on investments	20,023	3,089
Net change in unrealized appreciation (depreciation) on investments	(1,564)	(6,091)
Net change in unrealized appreciation on total return swap(1)	1,287	—
Net change in unrealized gain/loss on foreign currency	73	(96)

Net increase in net assets resulting from operations	40,142	1,152

Stockholder distributions(2)
Distributions from net investment income	(25,570)	(4,290)
Distributions from net realized gain on investments	(4,907)	(1,742)

Net decrease in net assets resulting from stockholder distributions	(30,477)	(6,032)

Capital share transactions
Issuance of common stock	458,967	106,166
Reinvestment of stockholder distributions	12,248	1,527
Repurchases of common stock	(2,486)	(104)
Offering costs	(2,297)	(461)
Reimbursement of investment adviser(3)	—	(1,608)
Capital contributions of investment adviser	—	461

Net increase in net assets resulting from capital share transactions	466,432	105,981

Total increase in net assets	476,097	101,101
Net assets at beginning of period	389,232	93,197

Net assets at end of period	$865,329	$194,298

(1)	See Note 8 for a discussion of the Company’s total return swap agreement.
(2)	See Note 5 for a discussion of the source of distributions paid by the Company.
(3)	See Note 4 for a discussion of reimbursements paid by the Company to its investment adviser.

See notes to unaudited consolidated financial statements.

FS Investment Corporation

Unaudited Consolidated Statements of Cash Flows

(in thousands)

	Six Months Ended June 30,
	2011	2010
Cash flows from operating activities
Net increase in net assets resulting from operations	$40,142	$1,152
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Purchases of investments	(940,712)	(305,268)
Paid-in-kind interest	(351)	(82)
Proceeds from sales and repayments of investments	609,205	60,319
Net change in unrealized appreciation (depreciation) on investments	1,564	6,091
Net change in unrealized appreciation on total return swap	(1,287)	—
Net change in unrealized gain/loss on foreign currency	(73)	96
Net realized gain on investments	(20,023)	(3,089)
Accretion of discount	(3,502)	(2,027)
Amortization of deferred financing costs	428	161
Increase in due from counterparty	(43,391)	—
Increase in receivable for investments sold and repaid	(6,819)	(5)
Decrease/increase in payable for investments purchased	(16,583)	35,222
Increase in interest receivable	(6,374)	(1,370)
Increase in prepaid expenses and other assets	(39)	(6)
Increase in management fees payable	2,727	1,055
Increase/decrease in capital gains incentive fee payable	2,515	(173)
Increase in interest payable	212	709
Increase/decrease in administrative services fees payable	174	(14)
Increase in other accrued expenses and liabilities	350	66

Net cash used in operating activities	(381,837)	(207,163)

Cash flows from financing activities
Issuance of common stock	458,967	106,166
Reinvestment of stockholder distributions	12,248	1,527
Repurchases of common stock	(2,486)	(104)
Offering costs	(2,297)	(461)
Payments to investment adviser for offering and organization costs(1)	(641)	(1,608)
Capital contributions of investment adviser	—	461
Stockholder distributions	(27,218)	(5,210)
Borrowings under credit facility	42,799	140,000
Deferred financing costs paid	(227)	(681)

Net cash provided by financing activities	481,145	240,090

Total increase in cash	99,308	32,927
Cash at beginning of period	38,790	9,035

Cash at end of period	$138,098	$41,962

(1)	See Note 4 for a discussion of reimbursements paid by the Company to its investment adviser.

See notes to unaudited consolidated financial statements.

FS Investment Corporation

Unaudited Consolidated Schedule of Investments

As of June 30, 2011

(in thousands, except share amounts)

Portfolio Company(a)	Industry	Principal Amount(b)	Amortized Cost	Fair Value(c)
Senior Secured Loans—First Lien—62.6%
1-800 Contacts, Inc., L+395, 3.8% LIBOR Floor, 3/4/15	Healthcare	$5,477	$5,236	$5,491
Advance Pierre Foods, Inc., L+525, 1.8% LIBOR Floor, 9/29/16(d)	Consumer Staples	4,887	4,801	4,945
Airborne Tactical Advantage Co., LLC, L+500, 7/2/12	Industrials	12,500	9,771	11,375
Airvana Network Solutions Inc., L+800, 2.0% LIBOR Floor, 3/18/15	Telecommunication Services	8,496	8,335	8,618
Altegrity, Inc., L+600, 1.8% LIBOR Floor, 2/21/15(d)	Industrials	6,257	6,180	6,296
American Racing & Entertainment, LLC, 7.8%, 6/30/14	Consumer Discretionary	26,750	26,750	26,051
Amscan Holdings, Inc., L+525, 1.5% LIBOR Floor, 12/2/17(d)	Consumer Discretionary	8,878	8,866	8,927
AmWINS Group, Inc., L+250, 6/8/13(d)	Financials	941	819	933
Anchor Glass Container Corp., L+400, 2.0% LIBOR Floor, 3/1/16(d)	Industrials	3,067	3,043	3,090
Ardent Health Services LLC, L+500, 1.5% LIBOR Floor, 9/15/15(d)	Healthcare	7,266	7,200	7,275
Aspect Software, Inc., L+450, 1.8% LIBOR Floor, 5/7/16(d)	Information Technology	1,975	1,959	1,982
Attachmate Corp., L+500, 1.5% LIBOR Floor, 4/27/17(d)	Information Technology	10,000	9,905	10,027
Avaya Inc., L+392, 10/24/14(d)	Information Technology	7,889	7,153	7,608
Brock Holdings III, Inc., L+450, 1.5% LIBOR Floor, 3/14/17(d)	Industrials	4,988	4,952	5,021
C.H.I. Overhead Doors, Inc., L+550, 2.0% LIBOR Floor, 4/21/15	Industrials	4,975	4,953	4,992
Canwest LP, L+500, 1.3% LIBOR Floor, 7/23/16(d)(e)(f)	Consumer Discretionary	8,586	8,630	8,661
Carestream Health, Inc., L+350, 1.5% LIBOR Floor, 2/25/17	Healthcare	9,975	9,928	9,338
CCC Information Services Inc., L+400, 1.5% LIBOR Floor, 11/11/15(d)	Information Technology	1,570	1,556	1,581
Cenveo Corp., L+475, 1.5% LIBOR Floor, 12/21/16(d)(f)	Consumer Discretionary	6,633	6,573	6,696
Ceridian Corp., L+300, 11/9/14(d)	Industrials	7,418	6,829	7,132
Chrysler Group LLC, L+475, 1.3% LIBOR Floor, 5/17/18(d)	Industrials	9,748	9,651	9,541
Citgo Petroleum Corp., L+700, 2.0% LIBOR Floor, 6/24/17(d)(f)	Energy	6,930	6,850	7,242
CMP Susquehanna Corp., L+200, 5/5/13(d)	Telecommunication Services	6,752	6,202	6,706
ConvaTec Inc., L+425, 1.5% LIBOR Floor, 12/22/16(d)	Healthcare	2,302	2,292	2,304
Corel Corp., L+400, 5/2/12(f)	Information Technology	1,359	1,287	1,335
Custom Building Products, Inc., L+400, 1.8% LIBOR Floor, 3/1/15(d)	Materials	2,830	2,809	2,849
Data Device Corp., L+550, 1.8% LIBOR Floor, 12/23/16	Industrials	9,000	8,877	9,008
Decision Resources LLC, L+550, 1.5% LIBOR Floor, 12/6/16(d)(e)	Healthcare	1,995	2,002	1,994
East Cameron Partners, LP, 18.0%, 10/11/11	Energy	249	249	254
Equipower Resources Holdings, LLC, L+425, 1.5% LIBOR Floor, 1/26/18	Utilities	1,627	1,612	1,632
Fairway Group Acquisition Co., L+600, 1.5% LIBOR Floor, 3/3/17(d)(e)	Consumer Discretionary	19,750	19,805	19,717
Fifth Third Processing Solutions LLC, L+325, 1.3% LIBOR Floor, 11/3/16(d)	Financials	1,718	1,707	1,718
First Data Corp., L+388, 3/26/18(d)	Information Technology	7,153	6,121	6,602
First Reserve Crestwood Holdings LLC, L+850, 2.0% LIBOR Floor, 10/3/16	Energy	6,335	6,323	6,525
Florida Gaming Centers, Inc., 15.8%, 4/25/16	Consumer Discretionary	13,000	12,750	12,674
Frac Tech International, LLC, L+475, 1.5% LIBOR Floor, 5/6/16(d)	Energy	3,143	3,113	3,143
Freescale Semiconductor, Inc., L+425, 12/1/16(d)(f)	Industrials	1,902	1,780	1,894
Global Tel Link Corp., L+400, 1.0% LIBOR Floor, 11/10/16(d)	Telecommunication Services	6,268	6,229	6,253
Goodman Global, Inc., L+400, 1.8% LIBOR Floor, 10/28/16(d)	Consumer Discretionary	1,805	1,788	1,813
Green Tree Credit Solutions LLC, L+575, 2.3% LIBOR Floor, 12/18/15(d)	Financials	3,996	3,864	4,006
Harbor Freight Tools USA, Inc., L+500, 1.5% LIBOR Floor, 12/22/17(d)	Consumer Discretionary	9,879	9,788	10,068
Harland Clarke Holdings Corp., L+250, 6/30/14(d)(f)	Industrials	2,435	2,150	2,185
HCR Manor Care, Inc., LLC, L+350, 1.5% LIBOR Floor, 4/6/18	Healthcare	3,164	3,133	3,113
Houghton International Inc., L+500, 1.8% LIBOR Floor, 1/31/16(d)	Materials	1,774	1,765	1,789
iHealth Technologies, Inc., L+600, 1.8% LIBOR Floor, 12/28/16	Healthcare	3,545	3,480	3,599
Intelligrated, Inc., L+575, 1.8% LIBOR Floor, 2/18/17	Information Technology	4,938	4,891	4,931
Intralinks, Inc., L+425, 1.5% LIBOR Floor, 6/15/14(f)	Information Technology	1,049	872	1,049
KIK Custom Products Inc., L+225, 5/31/14(d)(e)(f)	Consumer Staples	10,436	9,319	9,230
Lantiq Deutschland GmbH, L+700, 2.0% LIBOR Floor, 11/16/15(d)(e)(f)	Information Technology	11,321	11,290	11,434
Maritime Telecommunications Network, Inc., L+600, 1.5% LIBOR Floor, 3/4/16	Telecommunication Services	7,453	7,348	7,479
MDA Info Products Ltd., L+550, 1.5% LIBOR Floor, 1/4/17	Information Technology	4,975	4,907	4,925
Mood Media Corp., L+550, 1.5% LIBOR Floor, 5/4/18(d)	Consumer Discretionary	3,676	3,640	3,642
Mosaic US Holdings Inc., L+275, 4/3/13	Consumer Discretionary	877	705	825

See notes to unaudited consolidated financial statements.

Portfolio Company(a)	Industry	Principal Amount(b)	Amortized Cost	Fair Value(c)
NCO Group, Inc., L+500, 2.5% LIBOR Floor, 5/15/13(d)	Information Technology	$7,849	$7,813	$7,770
NSH Merger Sub, Inc., L+650, 1.8% LIBOR Floor, 2/3/17(e)	Healthcare	15,467	15,353	15,506
OSI Restaurant Partners, LLC, L+225, 6/14/14(d)	Consumer Discretionary	5,604	5,031	5,374
Ozburn Hessey Holding Co., LLC, L+550, 2.0% LIBOR Floor, 4/8/16(d)	Industrials	6,199	6,170	6,234
Playboy Enterprises, Inc., L+650, 1.8% LIBOR Floor, 3/4/17	Consumer Discretionary	8,026	7,988	8,046
Presidio Inc., L+550, 1.8% LIBOR Floor, 3/31/17	Industrials	9,750	9,609	9,768
Protection One, Inc., L+425, 1.8% LIBOR Floor, 6/4/16(d)	Consumer Discretionary	2,345	2,316	2,354
Remy International, Inc., L+450, 1.8% LIBOR Floor, 12/17/13(d)	Consumer Discretionary	2,073	2,056	2,086
RepconStrickland, Inc., L+458, 3.3% LIBOR Floor, 2/19/13(e)	Energy	12,509	11,765	11,755
Res-Care, Inc., L+550, 1.8% LIBOR Floor, 12/22/16	Consumer Discretionary	4,975	4,884	4,994
Sagittarius Restaurants LLC, L+550, 2.0% LIBOR Floor, 5/18/15	Consumer Discretionary	2,800	2,774	2,765
Savvis, Inc., L+500, 1.8% LIBOR Floor, 8/4/16(d)(f)	Information Technology	7,345	7,207	7,393
Sheridan Production Co., LLC, L+550, 2.0% LIBOR Floor, 4/20/17(d)	Energy	10,342	10,255	10,375
Sitel, LLC, L+675, 1/30/17(d)	Telecommunication Services	5,966	5,667	5,951
Smile Brands Group Inc., L+525, 1.8% LIBOR Floor, 12/21/17(d)	Healthcare	5,936	5,853	5,951
Sophos Plc, L+563, 2.0% LIBOR Floor, 6/30/17(e)(f)	Information Technology	4,688	4,664	4,723
Sorenson Communication, Inc., L+400, 2.0% LIBOR Floor, 8/16/13(d)(e)	Telecommunication Services	13,232	12,861	12,836
Spansion, LLC, L+550, 2.0% LIBOR Floor, 2/9/15(d)(f)	Information Technology	5,873	5,907	5,900
Sports Authority, Inc., L+600, 1.5% LIBOR Floor, 11/16/17(d)	Consumer Discretionary	7,960	7,760	8,050
Star West Generation LLC, L+450, 1.5% LIBOR Floor, 5/17/18(d)	Energy	5,000	4,975	4,975
Styron Sarl, L+450, 1.5% LIBOR Floor, 6/14/16(d)	Materials	4,110	4,110	4,112
Summit Entertainment, LLC, L+600, 1.5% LIBOR Floor, 8/28/16(d)	Consumer Discretionary	14,323	14,052	14,207
Summit Materials Companies I, LLC, L+500, 1.5% LIBOR Floor, 12/31/15(d)	Materials	3,980	3,980	3,982
Surgery Center Holdings, Inc., L+500, 1.5% LIBOR Floor, 2/4/17(d)	Healthcare	998	1,011	1,006
Swift Transportation Co., Inc., L+450, 1.5% LIBOR Floor, 12/21/16(d)(f)	Industrials	4,288	4,249	4,317
Targus Information Corp., L+525, 1.8% LIBOR Floor, 12/28/16	Information Technology	4,813	4,724	4,885
Telcordia Technologies Inc., L+500, 1.8% LIBOR Floor, 4/30/16(d)	Telecommunication Services	8,748	8,768	8,765
Texas Competitive Electric Holdings Co. LLC, L+350, 10/10/14(d)	Utilities	12,867	10,362	10,095
TNS, Inc., L+400, 2.0% LIBOR Floor, 11/18/15(d)(f)	Telecommunication Services	1,033	1,033	1,039
Toys“R”Us, Inc., L+450, 1.5% LIBOR Floor, 8/17/16(d)	Consumer Discretionary	6,699	6,666	6,706
Univar Inc., L+350, 1.5% LIBOR Floor, 4/28/17(d)	Materials	6,608	6,608	6,605
West World Media, LLC, 12.0%, 4.0% PIK, 12/30/11	Consumer Discretionary	17,511	11,662	15,060
Yell Group Plc, L+300, 7/31/14(f)	Consumer Discretionary	785	679	313

Total Senior Secured Loans—First Lien			530,850	541,416

Senior Secured Loans—Second Lien—32.7%
Advance Pierre Foods, Inc., L+950, 1.8% LIBOR Floor, 9/29/17(d)	Consumer Staples	12,000	12,050	12,315
Advantage Sales & Marketing Inc., L+775, 1.5% LIBOR Floor, 6/17/18(d)(e)	Industrials	19,244	19,306	19,598
American Racing & Entertainment, LLC, 12.0%, 6/30/18	Consumer Discretionary	16,800	16,114	11,507
AMN Healthcare Services, Inc., L+1000, 1.8% LIBOR Floor, 9/1/16(f)	Healthcare	10,000	9,740	9,850
AmWINS Group, Inc., L+550, 6/8/14	Financials	1,992	1,714	1,838
Asurion Corp., L+750, 1.5% LIBOR Floor, 5/20/19(d)	Financials	27,429	27,293	27,583
Attachmate Corp., L+800, 1.5% LIBOR Floor, 10/27/17(d)	Information Technology	12,000	11,959	12,190
Awesome Acquisition Co., L+500, 6/4/14	Consumer Discretionary	2,940	2,421	2,910
BNY ConvergEx Group, LLC, L+700, 1.8% LIBOR Floor, 12/17/17(d)	Information Technology	9,000	9,027	9,180
Brock Holdings III, Inc., L+825, 1.8% LIBOR Floor, 3/16/18(d)	Industrials	6,923	6,790	7,122
Central Parking Systems, Inc., L+450, 11/22/14	Industrials	3,500	2,218	2,551
Datatel, Inc., L+725, 1.5% LIBOR Floor, 2/18/18(d)	Information Technology	10,783	10,756	10,971
Decision Resources, LLC, L+850, 1.5% LIBOR Floor, 12/6/17	Healthcare	3,333	3,301	3,317
Deluxe Entertainment Services Group Inc., L+900, 2.0% LIBOR Floor, 5/11/13	Consumer Discretionary	9,500	9,055	9,417
FR Brand Acquisition Corp., L+623, 2/7/15(d)	Industrials	13,000	11,839	11,978
Goodman Global, Inc., L+700, 2.0% LIBOR Floor, 10/27/17(d)	Consumer Discretionary	7,000	6,873	7,194
Hubbard Radio, LLC, L+725, 1.5% LIBOR Floor, 4/29/18(d)	Telecommunication Services	1,429	1,415	1,455
JHCI Holdings, Inc., L+550, 12/19/14(d)(e)	Industrials	6,000	5,514	5,348
JW Aluminum Co., L+675, 12/15/13	Materials	20,714	13,856	16,261
Kronos Inc., L+575, 6/11/15(d)	Industrials	3,000	2,928	2,981
LabelCorp Holdings, Inc., L+1050, 1.0% PIK, 11/27/17	Industrials	12,000	11,822	12,150
Mood Media Corp., L+875, 1.5% LIBOR Floor, 11/6/18(f)	Consumer Discretionary	10,000	9,965	9,925
QCE LLC (Quiznos), L+575, 11/5/13	Consumer Discretionary	5,000	3,813	3,895
Roundy’s Supermarkets, Inc., L+800, 2.0% LIBOR Floor, 4/16/16(d)(e)	Consumer Staples	13,000	13,146	13,175
Sedgwick CMS Holdings, L+750, 1.5% LIBOR Floor, 5/30/17	Industrials	500	500	502

See notes to unaudited consolidated financial statements.

Portfolio Company(a)	Industry	Principal Amount(b)	Amortized Cost	Fair Value(c)
Sensus USA Inc., L+725, 1.3% LIBOR Floor, 5/9/18(d)(e)	Industrials	$6,571	$6,585	$6,673
Southern Pacific Resource Co., L+850, 2.0% LIBOR Floor, 12/22/15(d)(f)	Energy	13,903	13,724	14,076
SRAM, LLC, L+750, 1.5% LIBOR Floor, 5/3/18	Consumer Discretionary	5,000	4,951	5,006
TPF Generation Holdings, LLC, L+425, 12/15/14(d)	Energy	8,170	7,503	7,902
Vertafore, Inc., L+825, 1.5% LIBOR Floor, 10/29/17(d)	Information Technology	10,000	9,909	10,144
Wm. Bolthouse Farms, Inc., L+750, 2.0% LIBOR Floor, 8/11/16(d)(e)	Consumer Staples	14,029	14,121	14,224

Total Senior Secured Loans—Second Lien			280,208	283,238

Senior Secured Bonds—10.1%
Allen Systems Group, Inc., 10.5%, 11/15/16	Information Technology	8,723	8,807	8,694
Aspect Software, Inc., 10.6%, 5/15/17(d)	Information Technology	4,000	4,000	4,274
Avaya Inc., 7.0%, 4/1/19(d)	Information Technology	1,500	1,500	1,445
BakerCorp. International, Inc., 8.3%, 6/1/19	Industrials	5,000	5,000	4,969
Connacher Oil & Gas Ltd., 8.5%, 8/1/19(f)	Energy	5,600	5,600	5,255
Eastman Kodak Co., 10.6%, 3/15/19(f)	Information Technology	7,500	7,404	7,288
Echostar Corp., 6.5%, 6/15/19(d)(f)	Telecommunication Services	2,000	2,000	2,035
First Data Corp., 8.9%, 8/15/20(d)	Information Technology	6,300	6,349	6,657
Grifols, SA, 8.3%, 2/1/18(d)(f)	Healthcare	2,500	2,500	2,582
HOA Restaurant Group, LLC, 11.3%, 4/1/17	Consumer Discretionary	2,600	2,600	2,600
Kabel BW, 7.5%, 3/15/19(d)(f)	Telecommunication Services	665	665	680
Nexstar Broadcasting Group, Inc., 8.9%, 4/15/17(d)	Telecommunication Services	5,000	4,972	5,262
Paetec Holding Corp., 8.9%, 6/30/17(d)(f)	Telecommunication Services	4,680	4,808	4,928
Palace Entertainment Holdings, LLC, 8.9%, 4/15/17(d)	Consumer Discretionary	2,400	2,400	2,393
Roofing Supply Group LLC, 8.6%, 12/1/17(d)	Industrials	800	800	792
Speedy Cash Intermediate Holdings Corp., 10.8%, 10/15/18	Financials	8,000	8,000	8,168
Symbion, Inc., 8.0%, 6/15/16(d)(e)	Healthcare	13,460	13,253	13,190
Texas Competitive Electric Holdings Co. LLC, 11.5%, 10/1/20(e)	Utilities	5,000	4,956	4,956
United Refining, Co., 10.5%, 2/28/18	Energy	1,185	1,145	1,176

Total Senior Secured Bonds			86,759	87,344

Subordinated Debt—12.1%
Alpha Natural Resources, Inc., 6.3%, 6/1/21(f)	Materials	4,000	4,000	4,023
AMC Networks Inc., 7.8%, 7/15/21	Consumer Discretionary	2,900	2,900	2,925
Aquilex Corp, 11.1%, 12/15/16	Energy	5,000	4,865	4,842
ATI Enterprises Inc., L+1100, 2.3% LIBOR Floor, 12/30/16	Consumer Discretionary	8,000	7,915	7,420
Aurora Diagnostics, LLC, 10.8%, 1/15/18	Healthcare	8,000	8,000	8,220
Bresnan Broadband Holdings LLC, 8.0%, 12/15/18(d)(f)	Telecommunication Services	5,000	5,000	5,178
Burlington Coat Factory Holdings Inc., 10.0%, 2/15/19	Consumer Discretionary	680	680	673
Calumet Lubricants Co., LP, 9.4%, 5/1/19(f)	Energy	5,800	5,800	5,883
Cincinnati Bell Inc., 8.4%, 10/15/20(d)(f)	Telecommunication Services	8,000	8,000	7,994
Commscope Inc., 8.3%, 1/15/19(d)	Telecommunication Services	4,000	4,000	4,087
Del Monte Foods Co., 7.6%, 2/15/19(d)	Consumer Staples	2,500	2,500	2,529
Echostar Corp., 7.6%, 6/15/21(d)(f)	Telecommunication Services	1,310	1,310	1,336
Insight Pharmaceuticals LLC, 13.0%, 2.0% PIK, 12/15/17	Healthcare	15,062	15,062	15,212
J. Crew Group, Inc., 8.1%, 3/1/19	Consumer Discretionary	1,200	1,200	1,155
N.E.W. Customer Service Cos., Inc., L+750, 2.0% LIBOR Floor, 3/22/17(d)	Industrials	7,000	6,872	7,298
NCO Group, Inc., L+488, 11/15/13	Information Technology	2,000	1,766	1,780
R.R. Donnelley & Sons Co., 7.3%, 5/15/18(d)(f)	Consumer Discretionary	4,375	4,375	4,358
Sensata Technologies, Inc., 6.5%, 5/15/19(f)	Information Technology	2,000	2,000	2,000
Thermo Fluids Inc., 12.0%, 3.5% PIK, 6/15/14	Energy	10,684	10,684	10,725
Univar Inc., 12.0%, 6/30/18	Materials	3,000	2,944	3,030
WCA Waste Corp., 7.5%, 6/15/19	Industrials	3,930	3,930	3,913

Total Subordinated Debt			103,803	104,581

Collateralized Securities—6.8%
Apidos CDO IV Class E, L+360, 10/27/18(f)	Financials	2,000	1,085	1,513
Ares 2007 CLO 11A Class E, L+600, 10/11/21(f)	Financials	4,775	3,066	3,680
Ares 2007 CLO 12X Class E, L+575, 11/25/20(f)	Financials	2,252	1,759	1,786
Base CLO I Class E, EURIBOR+500, 10/17/18(f)	Financials	€1,500	999	1,620
Blue Mountain CLO III Class E, L+355, 3/17/21(f)	Financials	$2,000	894	1,367
Franklin CLO 6A Class E, L+425, 8/9/19(f)	Financials	1,919	1,159	1,471
Galaxy VII CLO Class Subord., 17.3%, 10/13/18(f)	Financials	2,000	1,595	1,689

See notes to unaudited consolidated financial statements.

Portfolio Company(a)	Industry	Principal Amount(b)	Amortized Cost	Fair Value(c)
Lightpoint CLO 2006 V Class D, L+365, 8/5/19(f)	Financials	$6,500	$3,115	$4,444
Lightpoint CLO 2007 VII Class D, L+400, 5/15/21(f)	Financials	4,000	2,228	2,780
Mountain View CLO II Class Pref., 21.0%, 1/12/21(f)	Financials	9,225	6,606	7,418
Octagon CDO 2007 1A Class Income, 38.1%, 8/25/21(f)	Financials	4,000	2,659	4,063
Octagon CLO 2006 10A Class Income, 20.6%, 10/18/20(f)	Financials	4,375	3,552	4,288
Rampart CLO 2007 1A Class Subord., 16.0%, 10/25/21(f)	Financials	10,000	8,423	8,833
Stone Tower CLO VI Class Subord., 19.0%, 4/17/21(f)	Financials	5,000	4,368	4,537
Trimaran CLO IV Ltd. Class Pref., 15.5%, 12/1/17(f)	Financials	12,500	9,686	9,296

Total Collateralized Securities			51,194	58,785

Portfolio Company(a)	Industry	Number of Shares	Cost	Fair Value(c)
Equity/Other—1.4%
Airborne Tactical Advantage Co., LLC, Common Equity	Industrials	2,568,106	$250	$385
Airborne Tactical Advantage Co., LLC, Common Equity	Industrials	3,945,705	1,250	592
East Cameron Partners, LP, 8.5% Preferred Equity	Energy	887	600	395
East Cameron Partners, LP, Common Equity	Energy	14,757	100	—
Florida Gaming Centers, Inc., Strike: $0.01, Warrants	Consumer Discretionary	71	—	981
Florida Gaming Corp., Strike: $25.00, Warrants	Consumer Discretionary	226,635	—	2
JW Aluminum Co., Common Equity	Materials	37,500	3,225	—
Milagro Holdings, LLC, Common Equity	Energy	648	25	—
Milagro Holdings, LLC, Common Equity	Energy	573	25	—
Milagro Holdings, LLC, Preferred Equity	Energy	283,947	11,108	8,746
West World Media, LLC, Common Equity	Consumer Discretionary	231,420	1,500	1,007

Total Equity/Other			18,083	12,108

TOTAL INVESTMENTS—125.7%			$1,070,897	1,087,472

LIABILITIES IN EXCESS OF OTHER ASSETS—(25.7%)				(222,143)

NET ASSETS—100.0%				$865,329

Total Return Swap	Notional Amount	Unrealized Appreciation
Citibank TRS Facility (Note 8)(f)	$202,435	$1,287

(a)	Security may be an obligation of one or more entities affiliated with the named company.
(b)	Denominated in U.S. Dollars unless otherwise noted.
(c)	Fair value determined by the Company’s Board of Directors (see Note 7).
(d)	Security or portion thereof held within Broad Street Funding LLC and is pledged as collateral supporting the amounts outstanding under the revolving credit facility with Deutsche Bank AG, New York Branch (see Notes 10 and 11).
(e)	Position or portion thereof unsettled as of June 30, 2011.
(f)	The investment is not a qualifying asset under the Investment Company Act of 1940, as amended, or the 1940 Act. A business development company may not acquire any asset other than qualifying assets, unless, at the time the acquisition is made, qualifying assets represent at least 70% of the company’s total assets.

See notes to unaudited consolidated financial statements.

FS Investment Corporation

Consolidated Schedule of Investments

As of December 31, 2010

(in thousands)

Portfolio Company(a)	Industry	Principal Amount(b)	Amortized Cost	Fair Value(c)
Senior Secured Loans—First Lien—124.4%
1-800 Contacts, Inc., L+395, 3.8% LIBOR Floor, 3/4/15	Healthcare	$5,508	$5,233	$5,494
Advance Pierre Foods, Inc., L+525, 1.8% LIBOR Floor, 9/29/16(d)	Consumer Staples	4,924	4,829	4,934
Airvana Network Solutions Inc., L+900, 2.0% LIBOR Floor, 8/27/14	Telecommunication Services	2,367	2,356	2,378
Alaska Communications Systems Holdings, Inc., L+400, 1.5% LIBOR Floor, 10/21/16(f)	Telecommunication Services	3,683	3,647	3,701
Alliant Holdings LLC, L+500, 1.8% LIBOR Floor, 8/16/14(d)(e)	Financials	2,000	2,020	2,015
Altegrity, Inc., L+600, 1.8% LIBOR Floor, 2/21/15(d)	Industrials	7,363	7,260	7,455
Amscan Holdings, Inc., L+525, 1.5% LIBOR Floor, 12/2/17(d)	Consumer Discretionary	6,923	6,869	6,942
AmWINS Group, Inc., L+250, 6/8/13(d)	Financials	949	797	902
Anchor Glass Container Corp., L+400, 2.0% LIBOR Floor, 3/1/16(d)	Industrials	3,416	3,386	3,430
Ardent Health Services LLC, L+500, 1.5% LIBOR Floor, 9/15/15(d)	Healthcare	7,302	7,229	7,321
Armstrong World Industries, Inc., L+350, 1.5% LIBOR Floor, 5/23/17(d)(f)	Industrials	1,687	1,678	1,702
Aspect Software, Inc., L+450, 1.8% LIBOR Floor, 5/7/16(d)	Information Technology	1,985	1,967	2,000
Atlantic Broadband Finance, LLC, L+350, 1.5% LIBOR Floor, 11/29/15(d)	Telecommunication Services	1,338	1,331	1,350
Avaya Inc., L+350, 0.8% LIBOR Floor, 10/24/14(d)	Information Technology	9,925	9,170	9,598
BBHI Acquisition LLC, L+300, 1.5% LIBOR Floor, 12/14/17(d)	Telecommunication Services	2,064	2,043	2,078
Bentley Systems Inc., L+425, 1.5% LIBOR Floor, 11/24/16(e)	Information Technology	1,789	1,771	1,804
Burger King Corp., L+450, 1.8% LIBOR Floor, 10/19/16(d)	Consumer Staples	6,529	6,547	6,638
Calumet Lubricants Co., LP, L+400, 1/3/15(d)(f)	Energy	2,819	2,630	2,727
Canwest LP, L+700, 2.0% LIBOR Floor, 7/23/16(d)(e)(f)	Consumer Discretionary	7,828	7,754	7,960
CCC Information Services Inc., L+400, 1.5% LIBOR Floor, 11/11/15(d)	Information Technology	1,578	1,562	1,593
CDW Corp., L+500, 7/10/17(d)	Information Technology	5,584	4,978	5,551
Cedar Fair, LP, L+400, 1.5% LIBOR Floor, 12/15/16(d)(f)	Consumer Discretionary	2,954	2,927	2,989
Cenveo Corp., L+475, 1.5% LIBOR Floor, 12/21/16(d)(f)	Consumer Discretionary	6,667	6,600	6,728
Ceridian Corp., L+300, 11/9/14(d)	Industrials	7,456	6,780	7,115
Citgo Petroleum Corp., L+700, 2.0% LIBOR Floor, 6/24/17(d)(f)	Energy	6,965	6,878	7,289
Clopay Ames True Temper Holding Corp., L+600, 1.8% LIBOR Floor, 9/30/16(d)(e)(f)	Consumer Discretionary	7,941	7,903	8,021
CMP Susquehanna Corp., L+200, 5/5/13(d)(e)	Telecommunication Services	6,980	6,267	6,319
Contec LLC, L+475, 3.0% LIBOR Floor, 7/28/14(d)	Telecommunication Services	1,942	1,656	1,767
ConvaTec Inc., L+425, 1.5% LIBOR Floor, 12/22/16(d)	Healthcare	2,314	2,303	2,342
Corel Corp., L+400, 5/2/12(f)	Information Technology	1,434	1,313	1,369
Cumulus Media Inc., L+375, 6/11/14(d)	Telecommunication Services	4,060	3,748	3,787
Custom Building Products, Inc., L+400, 1.8% LIBOR Floor, 3/1/15(d)	Materials	2,830	2,806	2,851
Data Device Corp., L+550, 1.8% LIBOR Floor, 12/23/16	Industrials	9,231	9,092	9,144
DEI Sales, Inc., L+550, 2.0% LIBOR Floor, 9/22/13	Consumer Discretionary	2,348	2,201	2,160
DineEquity, Inc., L+450, 1.5% LIBOR Floor, 10/7/17(d)(f)	Consumer Staples	2,436	2,412	2,476
Dunkin’ Brands, Inc., L+425, 1.5% LIBOR Floor, 11/23/17(d)	Consumer Staples	2,500	2,488	2,534
Fairmount Minerals, Ltd., L+450, 1.8% LIBOR Floor, 8/5/16(d)	Materials	6,759	6,701	6,885
Fifth Third Processing Solutions LLC, L+400, 1.5% LIBOR Floor, 11/3/16(d)	Financials	3,731	3,695	3,769
First Data Corp., L+275, 9/24/14(d)	Information Technology	7,621	6,622	7,063
First Reserve Crestwood Holdings LLC, L+850, 2.0% LIBOR Floor, 10/3/16	Energy	4,500	4,413	4,596
Freescale Semiconductor, Inc., L+425, 12/1/16(d)	Industrials	7,437	7,076	7,224
General Chemical Corp., L+500, 1.8% LIBOR Floor, 10/6/15(d)(e)	Materials	7,527	7,557	7,637
Getty Images, Inc., L+375, 1.5% LIBOR Floor, 11/7/16(d)	Consumer Discretionary	2,441	2,418	2,466
Global Tel Link Corp., L+550, 1.8% LIBOR Floor, 11/10/16(d)	Telecommunication Services	8,304	8,151	8,206
Goodman Global, Inc., L+400, 1.8% LIBOR Floor, 10/28/16(d)	Consumer Discretionary	1,814	1,796	1,826
Green Mountain Coffee Roasters, Inc., L+400, 1.5% LIBOR Floor, 12/16/16(d)(f)	Consumer Staples	1,754	1,737	1,757
Green Tree Credit Solutions LLC, L+575, 2.3% LIBOR Floor, 12/18/15(d)	Financials	4,466	4,303	4,459
Grifols, SA, L+425, 1.8% LIBOR Floor, 6/4/16(d)(e)(f)	Healthcare	4,336	4,295	4,392
Hanger Orthopedic Group, Inc., L+375, 1.5% LIBOR Floor, 12/1/16(d)(f)	Healthcare	1,944	1,935	1,962
Harbor Freight Tools USA, Inc., L+500, 1.5% LIBOR Floor, 12/22/17(d)	Consumer Discretionary	9,929	9,830	9,931
HarbourVest Partners LP, L+475, 1.5% LIBOR Floor, 12/17/16(d)	Financials	11,642	11,526	11,671
Harland Clarke Holdings Corp., L+250, 6/30/14(d)(f)	Industrials	2,448	2,121	2,223
iHealth Technologies, Inc., L+600, 1.8% LIBOR Floor, 12/28/16(e)	Healthcare	3,636	3,564	3,618
Infogroup, Inc., L+450, 1.8% LIBOR Floor, 7/1/16(d)	Consumer Discretionary	4,647	4,563	4,695
Intelsat Jackson Holdings SA, L+375, 1.5% LIBOR Floor, 4/2/18(d)(e)(f)	Telecommunication Services	5,638	5,609	5,702
Interactive Data Corp., L+500, 1.8% LIBOR Floor, 1/29/17(d)(e)(f)	Financials	6,716	6,651	6,813
Intralinks, Inc., L+425, 1.5% LIBOR Floor, 6/15/14	Information Technology	1,451	1,169	1,437
KIK Custom Products Inc., L+225, 5/31/14(d)(f)	Consumer Staples	4,949	4,394	4,248
Knology, Inc., L+400, 1.5% LIBOR Floor, 10/15/16(d)(f)	Consumer Discretionary	1,950	1,931	1,964
Lantiq Deutschland GmbH, L+700, 2.0% LIBOR Floor, 11/16/15(d)(f)	Information Technology	5,993	5,879	6,008

See notes to unaudited consolidated financial statements.

Portfolio Company(a)	Industry	Principal Amount(b)	Amortized Cost	Fair Value(c)
MDA Info Products Ltd., L+550, 1.5% LIBOR Floor, 1/4/17(e)	Information Technology	$5,000	$4,925	$4,950
MedAssets, Inc., L+375, 1.5% LIBOR Floor, 11/22/16(d)(f)	Healthcare	1,667	1,650	1,677
Michael Foods Group, Inc., L+450, 1.8% LIBOR Floor, 6/29/16(d)	Consumer Staples	2,536	2,490	2,575
Mosaic US Holdings Inc., L+275, 4/3/13	Consumer Discretionary	882	666	789
NBTY, Inc., L+450, 1.8% LIBOR Floor, 10/1/17(d)	Consumer Staples	2,212	2,191	2,248
NCO Group, Inc., L+500, 2.5% LIBOR Floor, 5/15/13(d)	Information Technology	3,303	3,283	3,270
New Development Holdings, LLC (Calpine), L+550, 1.5% LIBOR Floor, 7/3/17(d)(f)	Utilities	5,558	5,486	5,662
OSI Restaurant Partners, LLC, L+225, 6/14/14(d)	Consumer Discretionary	5,638	4,968	5,397
Ozburn Hessey Holding Co., LLC, L+550, 2.0% LIBOR Floor, 4/8/16(d)	Industrials	6,230	6,198	6,316
Petco Animal Supplies, Inc., L+450, 1.5% LIBOR Floor, 11/24/17(d)	Consumer Discretionary	2,930	2,901	2,958
Protection One, Inc., L+425, 1.8% LIBOR Floor, 6/4/16(d)	Consumer Discretionary	4,402	4,375	4,424
RBS Worldpay, Inc., L+450, 1.8% LIBOR Floor, 10/15/17(e)	Financials	1,538	1,523	1,551
Remy International, Inc., L+450, 1.8% LIBOR Floor, 12/17/13(d)(e)	Consumer Discretionary	2,083	2,063	2,099
RepconStrickland, Inc., L+525, 3.3% LIBOR Floor, 2/19/13	Energy	3,925	3,595	3,572
Res-Care, Inc., L+550, 1.8% LIBOR Floor, 12/22/16(e)(f)	Consumer Discretionary	5,000	4,900	4,925
Revlon Consumer Products Corp., L+400, 2.0% LIBOR Floor, 3/11/15(d)(f)	Consumer Discretionary	6,357	6,263	6,393
Reynolds & Reynolds Co., L+350, 1.8% LIBOR Floor, 4/21/17(d)	Information Technology	4,969	4,936	5,011
Reynolds Group Holdings Inc., L+446, 1.8% LIBOR Floor, 5/5/16(d)(f)	Industrials	7,950	7,934	8,043
Rural/Metro Corp., L+425, 1.8% LIBOR Floor, 11/24/16(d)(f)	Industrials	1,474	1,466	1,491
Sagittarius Restaurants LLC, L+550, 2.0% LIBOR Floor, 5/18/15	Consumer Discretionary	3,084	3,052	3,090
Savvis, Inc., L+500, 1.8% LIBOR Floor, 8/4/16(d)(f)	Information Technology	7,382	7,230	7,513
SemGroup Corp., L+700, 1.5% LIBOR Floor, 11/30/12(d)(f)	Energy	3,492	3,458	3,457
Sheridan Production Co., LLC, L+550, 2.0% LIBOR Floor, 4/20/17(d)	Energy	7,948	7,824	8,021
Sitel, LLC, L+550, 1/30/14(d)	Telecommunication Services	5,966	5,614	5,707
Six Flags Theme Parks, Inc., L+400, 1.5% LIBOR Floor, 6/30/16(d)(f)	Consumer Discretionary	2,737	2,724	2,765
Smile Brands Group Inc., L+525, 1.8% LIBOR Floor, 12/21/17(d)(e)	Healthcare	5,966	5,877	5,932
Smurfit-Stone Container Enterprises, Inc., L+475, 2.0% LIBOR Floor, 2/10/16(f)	Industrials	6,965	6,905	7,093
Spansion, LLC, L+550, 2.0% LIBOR Floor, 2/9/15(d)(f)	Information Technology	5,903	5,942	5,991
Sports Authority, Inc., L+600, 1.5% LIBOR Floor, 11/16/17(d)	Consumer Discretionary	8,000	7,783	8,020
Styron Sarl, L+575, 1.8% LIBOR Floor, 6/14/16(d)	Materials	7,897	7,812	8,027
Summit Materials Companies I, LLC, L+500, 1.5% LIBOR Floor, 12/31/15(d)	Materials	4,000	4,000	4,002
Swift Transportation Co., Inc., L+450, 1.5% LIBOR Floor, 12/21/16(d)(e)(f)	Industrials	4,545	4,500	4,568
Syniverse Holdings, Inc., L+375, 1.5% LIBOR Floor, 9/8/14(d)(e)(f)	Telecommunication Services	2,029	2,009	2,055
Targus Information Corp., L+525, 1.8% LIBOR Floor, 12/28/16(e)	Information Technology	5,000	4,900	4,950
Telcordia Technologies Inc., L+500, 1.8% LIBOR Floor, 4/30/16(d)	Telecommunication Services	8,004	8,024	8,018
Texas Competitive Electric Holdings Co. LLC, L+350, 10/10/14(d)	Utilities	9,384	7,737	7,278
The Gymboree Corp., L+400, 1.5% LIBOR Floor, 11/23/17(d)	Consumer Discretionary	2,139	2,128	2,154
TNS, Inc., L+400, 2.0% LIBOR Floor, 11/18/15(d)(f)	Telecommunication Services	1,317	1,317	1,324
Toys“R”Us, Inc., L+450, 1.5% LIBOR Floor, 8/17/16(d)	Consumer Discretionary	6,733	6,696	6,806
Trident Exploration Corp., L+950, 3.0% LIBOR Floor, 6/10/14(d)(f)	Energy	8,960	8,904	9,464
Univar Inc., L+450, 1.8% LIBOR Floor, 6/30/17(d)	Materials	6,642	6,589	6,640
Universal Health Services, Inc., L+400, 1.5% LIBOR Floor, 11/15/16(f)	Healthcare	5,000	4,930	5,079
Vertafore, Inc., L+500, 1.8% LIBOR Floor, 7/29/16(d)	Information Technology	6,910	6,827	6,969
WCP Exposition Services Operating Co. LLC, L+600, 3.0% LIBOR Floor, 8/29/11	Consumer Discretionary	539	244	436
Yell Group Plc, L+300, 7/31/14(f)	Consumer Discretionary	804	675	379

Total Senior Secured Loans—First Lien			473,881	484,105

Senior Secured Loans—Second Lien—34.9%
Advance Pierre Foods, Inc., L+950, 1.8% LIBOR Floor, 9/29/17	Consumer Staples	5,000	4,864	5,072
Advantage Sales & Marketing Inc., L+775, 1.5% LIBOR Floor, 6/17/18(d)	Industrials	10,000	9,850	10,083
AMN Healthcare Services, Inc., L+1000, 1.8% LIBOR Floor, 9/1/16	Healthcare	10,000	9,716	9,750
AmWINS Group, Inc., L+550, 6/8/14	Financials	1,992	1,672	1,712
Attachmate Corp., L+675, 10/13/13(d)	Information Technology	5,000	4,358	4,951
Awesome Acquisition Co., L+500, 6/4/14	Consumer Discretionary	2,940	2,343	2,616
BNY ConvergEx Group, LLC, L+700, 1.8% LIBOR Floor, 12/17/17(d)(e)	Information Technology	6,000	5,925	6,158
Carestream Health, Inc., L+525, 10/30/13(d)	Healthcare	8,000	7,723	7,892
Central Parking Systems, Inc., L+450, 11/22/14	Industrials	250	199	180
Datatel, Inc., L+825, 2.0% LIBOR Floor, 12/10/16	Information Technology	5,000	4,915	5,070
Dresser, Inc., L+575, 5/4/15(d)	Energy	7,405	6,980	7,411
Edwards Ltd., L+575, 11/30/14(d)(f)	Industrials	2,305	2,062	2,201
FR Brand Acquisition Corp., L+625, 2/7/15(d)	Industrials	8,000	6,948	7,256
Goodman Global, Inc., L+700, 2.0% LIBOR Floor, 10/27/17(d)	Consumer Discretionary	7,000	6,863	7,230
Kronos Inc., L+575, 6/11/15(d)	Industrials	3,000	2,919	2,941
Roundy’s Supermarkets, Inc., L+800, 2.0% LIBOR Floor, 4/16/16(d)	Consumer Staples	10,000	10,106	10,169
Sedgwick CMS Holdings, L+750, 1.5% LIBOR Floor, 5/30/17	Industrials	500	500	500
Southern Pacific Resource Co., L+850, 2.0% LIBOR Floor, 12/22/15(e)(f)	Energy	10,000	9,700	9,850
TPF Generation Holdings, LLC, L+425, 12/15/14(d)	Energy	9,170	8,329	8,442
Vertafore, Inc., L+825, 1.5% LIBOR Floor, 10/19/17(d)	Information Technology	10,000	9,902	10,131
Wm. Bolthouse Farms, Inc., L+750, 2.0% LIBOR Floor, 8/11/16(d)	Consumer Staples	8,384	8,385	8,497
Xerium Technologies, Inc., L+625, 2.0% LIBOR Floor, 5/25/15(d)(e)	Materials	7,960	7,701	7,850

Total Senior Secured Loans—Second Lien			131,960	135,962

See notes to unaudited consolidated financial statements.

Portfolio Company(a)	Industry	Principal Amount(b)	Amortized Cost	Fair Value(c)
Senior Secured Bonds—9.2%
Allen Systems Group, Inc., 10.5%, 11/15/16	Information Technology	$7,348	$7,383	$7,458
Aspect Software, Inc., 10.6%, 5/15/17(d)	Information Technology	4,000	4,000	4,137
First Data Corp., 8.9%, 8/15/20(d)	Information Technology	4,300	4,232	4,517
Logan’s Roadhouse, Inc., 10.8%, 10/15/17	Consumer Discretionary	4,000	4,000	4,322
Nexstar Broadcasting Group, Inc., 8.9%, 4/15/17(d)	Telecommunication Services	5,000	4,971	5,318
Paetec Holding Corp., 8.9%, 6/30/17(d)	Telecommunication Services	4,680	4,809	5,008
Roofing Supply Group LLC, 8.6%, 12/1/17(d)	Industrials	800	800	817
Stallion Oilfield Services Ltd., 10.5%, 2/15/15	Energy	4,000	4,070	4,219

Total Senior Secured Bonds			34,265	35,796

Subordinated Debt—13.1%
ATI Enterprises Inc., L+1100, 2.3% LIBOR Floor, 12/30/16	Consumer Discretionary	8,000	7,908	7,253
Aurora Diagnostics, LLC, 10.8%, 1/15/18	Healthcare	8,000	8,000	8,001
Bresnan Broadband Holdings LLC, 8.0%, 12/15/18(d)(f)	Telecommunication Services	5,000	5,000	5,175
Cincinnati Bell Inc., 8.4%, 10/15/20(d)(f)	Telecommunication Services	8,000	8,000	7,682
Hughes Network Systems, LLC, 9.5%, 4/15/14(f)	Telecommunication Services	2,000	2,072	2,070
Mediacom Broadband LLC, 8.5%, 10/15/15(f)	Consumer Discretionary	2,000	2,029	2,011
N.E.W. Customer Service Cos., Inc., L+750, 2.0% LIBOR Floor, 3/22/17(d)	Industrials	7,000	6,867	6,980
NBTY, Inc., 9.0%, 10/1/18	Consumer Staples	4,700	4,700	5,036
Paetec Holding Corp., 9.9%, 12/1/18(f)	Telecommunication Services	4,000	3,868	4,030
Univar Inc., 12.0%, 6/30/18	Materials	3,000	2,940	2,940

Total Subordinated Debt			51,384	51,178

Collateralized Securities—6.8%
Apidos CDO IV Class E, L+360, 10/27/18(f)	Financials	2,000	1,051	1,375
Ares 2007 CLO 11A Class E, L+600, 10/11/21(f)	Financials	4,775	3,028	3,565
Ares 2007 CLO 12X Class E, L+575, 11/25/20(f)	Financials	2,252	1,743	1,633
Base CLO I Class E, EURIBOR+500, 10/17/18(f)	Financials	€1,500	960	1,207
Blue Mountain CLO III Class E, L+355, 3/17/21(f)	Financials	$2,000	869	1,195
Franklin CLO 6A Class E, L+425, 8/9/19(f)	Financials	1,919	1,133	1,219
Lightpoint CLO 2006 V Class D, L+365, 8/5/19(f)	Financials	6,500	3,012	3,920
Lightpoint CLO 2007 VII Class D, L+400, 5/15/21(f)	Financials	4,000	2,182	2,390
Mountain View CLO II Class Pref, 17.4%, 1/12/21(e)(f)	Financials	8,975	7,272	7,135
Octagon CDO 2007 1A Class Income, 38.1%, 8/25/21(f)	Financials	4,000	2,774	2,900

Total Collateralized Securities			24,024	26,539

TOTAL INVESTMENTS—188.4%			$715,514	733,580

LIABILITIES IN EXCESS OF OTHER ASSETS—(88.4%)				(344,348)

NET ASSETS—100.0%				$389,232

(a)	Security may be an obligation of one or more entities affiliated with the named company.
(b)	Denominated in U.S. Dollars unless otherwise noted.
(c)	Fair value determined by the Company’s Board of Directors (see Note 7).
(d)	Security or portion thereof held within Broad Street Funding LLC and is pledged as collateral supporting the amounts outstanding under the revolving credit facility with Deutsche Bank AG, New York Branch (see Notes 10 and 11).
(e)	Position or portion thereof unsettled as of December 31, 2010.
(f)	The investment is not a qualifying asset under the 1940 Act. A business development company may not acquire any asset other than qualifying assets, unless, at the time the acquisition is made, qualifying assets represent at least 70% of the company’s total assets.

See notes to unaudited consolidated financial statements.

FS Investment Corporation

Notes to Unaudited Consolidated Financial Statements

(in thousands, except share and per share information)

Note 1. Principal Business and Organization

FS Investment Corporation, or the Company, was incorporated under the general corporation laws of the State of Maryland on December 21, 2007 and formally commenced operations on January 2, 2009. The Company has elected to be regulated as a business development company, or BDC, under the Investment Company Act of 1940, as amended, or the 1940 Act. The Company is an externally managed, non-diversified, closed-end management investment company that has elected to be treated for federal income tax purposes as a regulated investment company, or RIC, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, or the Code. As of June 30, 2011, the Company had two wholly-owned financing subsidiaries, Broad Street Funding LLC, or Broad Street, which was established on February 2, 2010 and Arch Street Funding LLC, or Arch Street, which was established on March 1, 2011. The consolidated financial statements include both the Company’s accounts and the accounts of its wholly-owned financing subsidiaries. All significant intercompany transactions have been eliminated in consolidation.

Since commencing its initial public offering and through August 12, 2011, the Company has sold 106,890,546 shares (as adjusted for stock distributions) of common stock for gross proceeds of $1,115,048. As of August 12, 2011, the Company had raised total gross proceeds of $1,116,048 including approximately $1,000 contributed by the principals of the Company’s investment adviser in February 2008. During the six months ended June 30, 2011 and 2010, the Company sold 48,700,320 and 11,530,586 shares for gross proceeds of $518,405 and $119,107 at an average price per share of $10.64 and $10.33, respectively. The gross proceeds received during the six months ended June 30, 2011 and 2010 include reinvested stockholder distributions of $12,248 and $1,527, respectively. During the period from July 1, 2011 to August 12, 2011, the Company sold 16,764,930 shares of common stock for gross proceeds of $178,759 at an average price per share of $10.66.

The proceeds from the issuance of common stock as presented on the Company’s consolidated statements of changes in net assets and consolidated statements of cash flows are presented net of selling commissions of $47,190 and $11,414 for the six months ended June 30, 2011 and 2010, respectively.

Note 2. Summary of Significant Accounting Policies

Basis of Presentation: The accompanying unaudited consolidated financial statements of the Company have been prepared in accordance with U.S. generally accepted accounting principles, or GAAP, for interim financial information and with the instructions for Form 10-Q and Article 10 of Regulation S-X. Accordingly, they do not include all of the information and footnotes required by GAAP for complete financial statements. In the opinion of management, all adjustments (consisting of normal recurring accruals) considered necessary for a fair presentation have been included. For a more complete discussion of significant accounting policies and certain other information, the Company’s interim unaudited consolidated financial statements should be read in conjunction with its audited financial statements as of and for the year ended December 31, 2010 included in the Company’s annual report on Form 10-K. Operating results for the six months ended June 30, 2011 are not necessarily indicative of the results that may be expected for the year ending December 31, 2011. The December 31, 2010 balance sheet and schedule of investments are derived from the 2010 audited financial statements. The Company has evaluated the impact of subsequent events through the date the consolidated financial statements were issued and filed with the Securities and Exchange Commission, or the SEC.

Use of Estimates: The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Many of the amounts have been rounded, and all amounts are in thousands, except share and per share information.

Reclassifications: Certain amounts in the 2010 financial statements have been reclassified to conform to the classifications used to prepare the 2011 financial statements. These reclassifications had no material impact on the Company’s consolidated financial position, results of operations or cash flows as previously reported.

Capital Gains Incentive Fee: Pursuant to the terms of the investment advisory and administrative services agreement the Company entered into with FB Income Advisor, LLC, or FB Advisor, the incentive fee on capital gains earned on liquidated investments of the Company’s portfolio during operations prior to a liquidation of the Company is determined and payable in arrears as of the end of each calendar year. Such fee will equal 20.0% of the Company’s incentive fee capital gains (i.e., the Company’s realized capital gains on a cumulative basis from inception, calculated as of the end of each calendar year, net of all realized capital losses and unrealized capital depreciation on a cumulative basis), less the aggregate amount of any previously paid capital gains incentive fees. On a quarterly basis, the Company accrues for the capital gains incentive fee by calculating such fee as if it were due and payable as of the end of such period.

While the investment advisory and administrative services agreement with FB Advisor neither includes nor contemplates the inclusion of unrealized gains in the calculation of the capital gains incentive fee, pursuant to an interpretation of an American Institute for Certified Public Accountants, or AICPA, Technical Practice Aid for investment companies, commencing during the quarter ended December 31, 2010, the Company changed its methodology for accruing for this incentive fee to include unrealized gains in the calculation of the capital gains incentive fee expense and related capital gains incentive fee payable. This accrual reflects the incentive fees that would be payable to FB Advisor if the Company’s entire portfolio was liquidated at its fair value as of the balance sheet date even though FB Advisor is not entitled to an incentive fee with respect to unrealized gains unless and until such gains are actually realized. During the year ended December 31, 2010, the Company accrued a capital gains incentive fee of $5,459 based on the performance of its portfolio, of which $1,396 was based on realized gains and was payable to FB Advisor as of December 31, 2010. During the six months ended June 30, 2011, the Company accrued an additional $3,911 in capital gains incentive fees based on the performance of its portfolio during such period, of which $1,168 was based on realized gains.

Note 3. Recently Issued Accounting Standards

In January 2010, the Financial Accounting Standards Board, or the FASB, issued Accounting Standards Update No. 2010-06, which provides additional guidance to improve disclosures regarding fair value measurements. This guidance requires two new disclosures: (1) transfers in and out of Level 1 and 2 measurements and the reasons for the transfers and (2) a gross presentation of activity within the Level 3 roll forward. The guidance also includes clarifications to existing disclosure requirements on the level of disaggregation and disclosures regarding inputs and valuation techniques. The guidance applies to all entities required to make disclosures about recurring and nonrecurring fair value measurements. The effective date of this guidance is the first interim or annual reporting period beginning after December 15, 2009, except for the gross presentation of the Level 3 roll forward information, which is required for annual reporting periods beginning after December 15, 2010 and for interim reporting periods within those years. The adoption of this guidance, including the gross presentation of Level 3 roll forward information, did not have a significant impact on the Company’s consolidated financial statements or disclosures. See “Note 7. Fair Value of Financial Instruments” for a discussion of the three-level fair value hierarchy employed by the Company under existing accounting guidance.

In May 2011, the FASB issued Accounting Standards Update No. 2011-04, Fair Value Measurement (Topic 820): Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. This guidance represents the converged guidance of the FASB and the International Accounting Standards Boards, or collectively, the Accounting Boards, on fair value measurement. The collective efforts of the Accounting Boards reflected in this guidance have resulted in common requirements for measuring fair value and for disclosing information about fair value measurements, including a consistent meaning of the term “fair value” and enhanced disclosure requirements for investments that do not have readily determinable fair values. The Accounting Boards have concluded the common requirements will result in greater comparability of fair value measurements presented and disclosed in financial statements prepared in accordance with GAAP and International Financial Reporting Standards. The amendments to the FASB codification in this guidance are to be applied prospectively. For public entities, the amendments are effective during interim and annual periods beginning after December 15, 2011. Early application by public entities is not permitted. The Company is currently assessing the impact of this guidance on its consolidated financial statements.

Note 4. Related Party Transactions

The Company has entered into an investment advisory and administrative services agreement with FB Advisor. Pursuant to the investment advisory and administrative services agreement, FB Advisor is entitled to an annual base management fee of 2.0% of the average value of the Company’s gross assets and an incentive fee based on the Company’s performance. The incentive fee consists of three parts. The first part, which is referred to as the subordinated incentive fee on income, is calculated and payable quarterly in arrears and equals 20.0% of “pre-incentive fee net investment income” for the immediately preceding quarter and is subordinated to a preferred return on adjusted capital, as defined in the Company’s investment advisory and administrative services agreement, equal to 2.0% per quarter, or an annualized rate of 8.0%. The second part of the incentive fee, which is referred to as the incentive fee on capital gains during operations, is an incentive fee on capital gains earned on liquidated investments from the Company’s portfolio during operations prior to a liquidation of the Company and is determined and payable in arrears as of the end of each calendar year (or upon termination of the investment advisory and administrative services agreement). This fee equals 20.0% of the Company’s incentive fee capital gains, which equals the Company’s realized capital gains on a cumulative basis from inception, calculated as of the end of each calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fees. The third part of the incentive fee, which is referred to as the subordinated liquidation incentive fee, equals 20.0% of the net proceeds from a liquidation of the Company in excess of adjusted capital, as calculated immediately prior to liquidation.

The Company commenced accruing fees under the investment advisory and administrative services agreement on January 2, 2009, upon the commencement of the Company’s operations. During the six months ended June 30, 2011 and 2010, FB Advisor earned $10,784 and $2,287, respectively, in base management fees. Management fees are paid on a quarterly basis in arrears. The Company paid $8,168 and $1,232, respectively, of these fees during the six months ended June 30, 2011 and 2010.

The Company accrues for the capital gains incentive fee, which, if earned, is paid annually. The Company accrues the incentive fee based on net realized and unrealized gains. However, under the terms of the investment advisory and administrative services agreement, the fee payable to FB Advisor is based on realized gains and no such fee is payable with respect to unrealized gains unless and until such gains are actually realized. During the six months ended June 30, 2011, the Company accrued a capital gains incentive fee of $3,911 based on the performance of the Company’s portfolio, of which only $1,168 was based on realized gains.

The Company also reimburses FB Advisor for expenses necessary for its performance of services related to administering and operating the Company, provided that such reimbursement is equal to the lower of FB Advisor’s actual costs or the amount that the Company would be required to pay for comparable services in the same geographic location, and provided further that such costs will be reasonably allocated to the Company on the basis of assets, revenues, time records or other reasonable methods. During the six months ended June 30, 2011 and 2010, the Company incurred administrative services charges of $988 and $350, respectively, attributable to FB Advisor. Of these charges, for the six months ended June 30, 2011 and 2010, $800 and $350, respectively, related to the allocation of costs of administrative personnel for services provided to the Company by employees of FB Advisor and the remainder related to other reimbursable expenses. The Company paid FB Advisor $814 and $364, respectively, for the services incurred under this arrangement during the six months ended June 30, 2011 and 2010.

Franklin Square Holdings, L.P., or Franklin Square Holdings, the Company’s sponsor and an affiliate of FB Advisor, funded offering costs and other expenses in the amount of $461 for the six months ended June 30, 2010. All offering costs for the six months ended June 30, 2011 have been funded directly by the Company. The offering costs and other expenses funded by Franklin Square Holdings during the six months ended June 30, 2010 were recorded by the Company as a contribution to capital. The offering costs were offset against capital in excess of par on the financial statements and the other expenses were charged to expense as incurred by the Company.

The dealer manager for the Company’s public offering is FS2 Capital Partners, LLC, or FS2, which is one of the Company’s affiliates. During the six months ended June 30, 2011 and 2010, FS2 retained $9,115 and $1,912, respectively, for selling commissions and dealer manager fees in connection with the sale of the Company’s common stock.

Under the terms of the investment advisory and administrative services agreement, when the Company’s Registration Statement was declared effective by the SEC and the Company was successful in raising gross proceeds from unrelated outside investors of at least $2.5 million, or the minimum offering requirement, FB Advisor became entitled to receive 1.5% of gross proceeds raised until all offering costs and organization costs funded by FB Advisor or its affiliates (including Franklin Square Holdings) have been recovered. On January 2, 2009, the Company exceeded the minimum offering requirement. The Company paid total reimbursements of $641 and $1,608 to FB Advisor and its affiliates during the six months ended June 30, 2011 and 2010, respectively. As of June 30, 2011, no amounts were payable to FB Advisor and its affiliates under this arrangement. The reimbursements are recorded as a reduction of capital.

Members of FB Advisor’s senior management team provide investment advisory services to both the Company and FB Capital Partners, L.P. FB Capital Partners, L.P., which is controlled by Mr. Forman, the Company’s chairman, president and chief executive officer, was organized for the purpose of sourcing and managing income-oriented investments for institutions and high net worth individuals. While neither FB Capital Partners, L.P. nor FB Advisor is making private corporate debt investments for clients other than the Company currently, FB Advisor intends to allocate investment opportunities in a fair and equitable manner consistent with the Company’s investment objectives and strategies, if necessary, so that the Company will not be disadvantaged in relation to any other client of FB Advisor or its management team.

Beginning on February 26, 2009, Franklin Square Holdings agreed to reimburse the Company for expenses in an amount that is sufficient to ensure that, for tax purposes, the Company’s net investment income and net capital gains are equal to or greater than the cumulative distributions paid to the Company’s stockholders in each quarter. This arrangement is designed to ensure that no portion of the Company’s distributions will represent a return of capital for the Company’s stockholders. Franklin Square Holdings has no obligation to reimburse any portion of the Company’s expenses. The specific amount of expenses reimbursed by Franklin Square Holdings, if any, will be determined at the end of each quarter. During the six months ended June 30, 2011 and 2010, the Company received no reimbursements from Franklin Square Holdings. The Company does not expect that conditions will require Franklin Square Holdings to provide reimbursements in the future. To the extent reimbursements may be needed in the future, there can be no assurance that Franklin Square Holdings will provide any such reimbursements. Franklin Square Holdings is controlled by the Company’s chairman, president and chief executive officer, Michael Forman, and its vice-chairman, David Adelman.

Note 5. Distributions

The following table reflects the cash distributions per share that the Company has declared and paid on its common stock during the six months ended June 30, 2011 and 2010:

For the Three Months Ended	Distribution
	Per Share	Amount
Fiscal 2010
March 31, 2010(1)	$0.1860	$2,443
June 30, 2010	$0.1875	$3,589

Fiscal 2011
March 31, 2011	$0.1929	$9,948
June 30, 2011	$0.2787	$20,529

(1)	The amount of the per share distributions during the three months ended March 31, 2010 has been retroactively adjusted to reflect the stock distribution declared in January 2010 as discussed below.

On July 12, 2011, the Company’s board of directors declared two regular semi-monthly cash distributions of $0.033594 per share each, which were paid on July 29, 2011 to stockholders of record on July 15, 2011 and July 28, 2011, respectively. On August 9, 2011, the Company’s board of directors declared two regular semi-monthly cash distributions of $0.033594 per share each, which are expected to be paid on August 31, 2011 to stockholders of record on August 15, 2011 and August 30, 2011, respectively. The timing and amount of any future distributions to stockholders are subject to applicable legal restrictions and the sole discretion of the Company’s board of directors.

The Company has adopted an “opt in” distribution reinvestment plan for its stockholders. As a result, if the Company makes a distribution, its stockholders will receive distributions in cash unless they specifically “opt in” to the distribution reinvestment plan so as to have their cash distributions reinvested in additional shares of the Company’s common stock.

The Company may fund its cash distributions to stockholders from any sources of funds available to it, including offering proceeds, borrowings, net investment income from operations, capital gains proceeds from the sale of assets, non-capital gains proceeds from the sale of assets and expense reimbursements from Franklin Square Holdings. The following table reflects, for tax purposes, the sources of the cash distributions that the Company has paid on its common stock during the six months ended June 30, 2011 and 2010:

Source of Distribution	Six Months Ended June 30,
	2011		2010
	Distribution Amount	Percentage	Distribution Amount	Percentage
Offering proceeds	$—	—	$—	—
Borrowings	—	—	—	—
Net investment income(1)	25,570	84%	4,290	71%
Capital gains proceeds from the sale of assets	4,907	16%	1,742	29%
Non-capital gains proceeds from the sale of assets	—	—	—	—
Expense reimbursement from sponsor	—	—	—	—

Total	$30,477	100%	$6,032	100%

(1)	During the six months ended June 30, 2011 and 2010, 91% and 77%, respectively, of the Company’s gross investment income was attributable to cash interest earned and 9% and 23%, respectively, was attributable to non-cash accretion of discount and PIK interest.

The aggregate cost of the Company’s investments for federal income tax purposes totaled $1,072,009 and $715,695 as of June 30, 2011 and December 31, 2010, respectively. The aggregate net unrealized appreciation on a tax basis was $16,750 and $17,885 as of June 30, 2011 and December 31, 2010, respectively. The Company’s net investment income on a tax basis for the six months ended June 30, 2011 and 2010 was $25,570 and $4,290, respectively. The Company distributed all of its net investment income earned as of June 30, 2011 and 2010.

The difference between the Company’s GAAP-basis net investment income and its tax-basis net investment income is due to the tax-basis amortization of organization and start-up costs incurred prior to the commencement of the Company’s operations, interest income earned on a tax basis due to the required accretion of discount on a non-performing loan, and the required accrual for GAAP purposes of incentive fees on unrealized gains even though no such incentive fees on unrealized gains are payable by the Company. See “Note 2. Summary of Significant Accounting Policies—Capital Gains Incentive Fee.” The following table sets forth a reconciliation between GAAP-basis net investment income and tax-basis net investment income during the six months ended June 30, 2011 and 2010:

	Six Months Ended June 30,
	2011	2010
GAAP basis net investment income	$20,323	$4,250
Amortization of organizational costs	(21)	(21)
Tax accretion of discount on investment	2,525	61
Reversal of incentive fee accrual on unrealized gains	2,743	—

Tax basis net investment income	$25,570	$4,290

The determination of the tax attributes of the Company’s distributions is made annually as of the end of the Company’s fiscal year based upon the Company’s taxable income for the full year and distributions paid for the full year. Therefore, a determination made on a quarterly basis may not be representative of the actual tax attributes of the Company’s distributions for a full year. The actual tax characteristics of distributions to stockholders are reported to stockholders annually on a Form 1099-DIV.

The following table reflects the stock distributions per share that the Company has declared on its common stock to date:

Date Declared	Record Date	Payment Date	Distribution Percentage	Shares Issued
Fiscal 2009
March 31, 2009	March 31, 2009	March 31, 2009	1.4%	13,818
April 30, 2009	April 30, 2009	April 30, 2009	3.0%	42,661
May 29, 2009	May 29, 2009	May 29, 2009	3.7%	79,125
June 30, 2009	June 30, 2009	June 30, 2009	3.5%	96,976
July 30, 2009	July 31, 2009	July 31, 2009	3.1%	117,219
August 31, 2009	August 31, 2009	August 31, 2009	3.0%	148,072
December 31, 2009	December 31, 2009	December 31, 2009	0.5%	49,710
Fiscal 2010
January 28, 2010	January 31, 2010	January 31, 2010	2.5%	283,068

The purpose of these special distributions was to maintain a net asset value per share that was below the then-current net offering price, as required by the 1940 Act, subject to certain limited exceptions. The Company’s board of directors determined that its portfolio performance sufficiently warranted taking these actions.

The stock distributions increased the number of shares outstanding, thereby reducing the Company’s net asset value per share. However, because the stock distributions were issued to all stockholders in proportion to their current holdings, the reduction in net asset value per share as a result of the stock distributions was offset exactly by the increase in the number of shares owned by each investor. As overall value to an investor was not reduced as a result of the special stock distributions, the Company’s board of directors determined that these issuances would not be dilutive to existing stockholders. As the stock distributions did not change any stockholder’s proportionate interest in the Company, they did not represent taxable distributions. Specific tax characteristics of all distributions are reported to stockholders annually on Form 1099-DIV.

As of June 30, 2011 and December 31, 2010, the components of accumulated earnings on a tax basis were as follows:

	June 30, 2011	December 31, 2010
Distributable ordinary income	$14,811	$1,290
Incentive fee accrual on unrealized gains	(6,806)	(4,063)
Unamortized organizational costs	(536)	(558)
Unrealized appreciation on investments(1)	16,750	17,885

	$24,219	$14,554

(1)	As of June 30, 2011 and December 31, 2010, the gross unrealized appreciation on the Company’s investments was $32,812 and $20,136, respectively. As of June 30, 2011 and December 31, 2010, the gross unrealized depreciation on the Company’s investments was $16,062 and $2,251, respectively.

Note 6. Investment Portfolio

The following table summarizes the composition of the Company’s investment portfolio at cost and fair value as of June 30, 2011 and December 31, 2010:

	June 30, 2011			December 31, 2010
	Amortized Cost(1)	Fair Value	Percentage of Portfolio	Amortized Cost(1)	Fair Value	Percentage of Portfolio
Senior Secured Loans—First Lien	$530,850	$541,416	50%	$473,881	$484,105	66%
Senior Secured Loans—Second Lien	280,208	283,238	26%	131,960	135,962	19%
Senior Secured Bonds	86,759	87,344	8%	34,265	35,796	4%
Subordinated Debt	103,803	104,581	10%	51,384	51,178	7%
Collateralized Securities	51,194	58,785	5%	24,024	26,539	4%
Equity/Other	18,083	12,108	1%	—	—	—

	$1,070,897	$1,087,472	100%	$715,514	$733,580	100%

(1)	Amortized cost represents the original cost adjusted for the accretion of discounts on debt investments.

The Company does not “control” and is not an “affiliate” of any of its portfolio companies, each as defined in the 1940 Act. In general, under the 1940 Act, the Company would be presumed to “control” a portfolio company if it owned 25% or more of its voting securities and would be an “affiliate” of a portfolio company if it owned 5% or more of its voting securities.

The Company’s investment portfolio may contain loans that are in the form of lines of credit or revolving credit facilities, which require the Company to provide funding when requested by portfolio companies in accordance with the terms of the underlying loan agreements. As of June 30, 2011, the Company had 2 such investments with an aggregate unfunded commitment of $14,802.

The table below describes investments by industry classification and enumerates the percentage, by fair value, of the total portfolio assets in such industries as of June 30, 2011 and December 31, 2010:

Industry Classification	June 30, 2011		December 31, 2010
	Fair Value	Percentage of Portfolio	Fair Value	Percentage of Portfolio
Consumer Discretionary	$242,397	22.3%	$129,749	17.6%
Consumer Staples	56,418	5.2%	56,184	7.7%
Energy	103,269	9.5%	69,048	9.4%
Financials	103,031	9.5%	59,431	8.1%
Healthcare	107,948	9.9%	63,460	8.7%
Industrials	167,705	15.4%	96,762	13.2%
Information Technology	156,768	14.4%	117,499	16.0%
Materials	42,651	3.9%	46,832	6.4%
Telecommunication Services	90,602	8.4%	81,675	11.1%
Utilities	16,683	1.5%	12,940	1.8%

Total	$1,087,472	100.0%	$733,580	100.0%

Note 7. Fair Value of Financial Instruments

Under existing accounting guidance, fair value is defined as the price that the Company would receive upon selling an investment or pay to transfer a liability in an orderly transaction to a market participant in the principal or most advantageous market for the investment. This accounting guidance emphasizes that valuation techniques maximize the use of observable market inputs and minimize the use of unobservable inputs. Inputs refer broadly to the assumptions that market participants would use in pricing an asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the Company. Unobservable inputs are inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances. The Company classifies the inputs used to measure these fair values into the following hierarchy as defined by current accounting guidance:

Level 1: Inputs that are quoted prices (unadjusted) in active markets for identical assets or liabilities.

Level 2: Inputs that are quoted prices for similar assets or liabilities in active markets.

Level 3: Inputs that are unobservable for an asset or liability.

A financial instrument’s categorization within the valuation hierarchy is based upon the lowest level of input that is significant to the fair value measurement.

As of June 30, 2011 and December 31, 2010, the Company’s investments were categorized as follows in the fair value hierarchy:

Valuation Inputs	June 30, 2011		December 31, 2010
	Investments	Total Return Swap	Investments
Level 1—Price quotations in active markets	$—	$—	$—
Level 2—Significant other observable inputs	—	—	—
Level 3—Significant unobservable inputs	1,087,472	1,287	733,580

	$1,087,472	$1,287	$733,580

The Company’s investments as of June 30, 2011 consisted primarily of debt securities that are traded on a private over-the-counter market for institutional investors. Except as described below, the Company valued its collateralized loan and debt obligations and its subordinated debt investments by obtaining bid and ask prices from independent dealers and the Company valued all of its other debt investments, including its senior secured bond investments, by using an independent third-party pricing service, which provided prevailing bid and ask prices that were screened for validity by the service from dealers on the date of the relevant period end. Six senior secured loan investments and three subordinated debt investments, for which broker quotes were not available, were valued by an independent valuation firm, which determined the value of such investments by considering the borrower’s ability to adequately service its debt, prevailing interest rates for like investments, call features and other relevant terms of the debt. The Company’s equity investments were valued by the same independent valuation firm, which determined the value of such investments by considering various factors, such as multiples of earnings before interest, taxes, depreciation and amortization, or EBITDA, cash flows, net income, revenues or, in limited instances, book value or liquidation value. One senior secured loan, which was purchased near June 30, 2011, was valued at cost, as the Company’s board of directors determined that the cost of the investment was the best indication of its fair value. The Company values its total return swap, or TRS, for a portfolio of senior secured floating rate loans in accordance with the agreements governing such arrangement. Pursuant to those agreements, the loans underlying the TRS are valued based on quotes received from third-party dealers. The value of the TRS is based on the increase or decrease in the value of the loans underlying the TRS, together with accrued interest income, interest expense and certain other expenses incurred under the TRS.

The Company’s investments as of December 31, 2010 consisted primarily of debt securities that traded on a private over-the-counter market for institutional investors. The Company valued its collateralized loan and debt obligations and its subordinated debt investments by obtaining bid and ask prices from independent dealers. The Company valued all of its other investments, including its senior secured bond investments, by using an independent third-party pricing service, which provided prevailing bid and ask prices that were screened for validity by the service from dealers on the date of the relevant period end.

The Company periodically benchmarks the bid and ask prices it receives from independent dealers and the third-party pricing service against the actual prices at which it purchases and sells its investments. Based on the results of the benchmark analysis and the Company’s experience in purchasing and selling these investments, the Company believes that these prices are reliable indicators of fair value. However, because of the private nature of this marketplace (meaning actual transactions are not publicly reported), the Company believes that these valuation inputs are classified as Level 3 within the fair value hierarchy. The Company may also use other methods to determine fair value for securities for which it cannot obtain prevailing bid and ask prices through the third-party pricing service or independent dealers, including the use of an independent valuation firm. The Company’s valuation committee and board of directors reviewed and approved the valuation determinations made with respect to these investments in a manner consistent with the Company’s valuation process.

The following is a reconciliation for the six months ended June 30, 2011 and 2010 of investments for which significant unobservable inputs (Level 3) were used in determining fair value:

	For the Six Months Ended June 30, 2011
	Senior Secured Loans - First Lien	Senior Secured Loans - Second Lien	Senior Secured Bonds	Subordinated Debt	Collateralized Securities	Equity/ Other	Total
Fair value at beginning of period	$484,105	$135,962	$35,796	$51,178	$26,539	$—	$733,580
Accretion of discount	1,994	1,124	(1)	55	330	—	3,502
Net realized gain	4,167	13,747	958	809	342	—	20,023
Net change in unrealized appreciation (depreciation)	342	(972)	(946)	984	5,076	(5,975)	(1,491)
Purchases	542,648	191,229	87,981	64,876	35,895	18,083	940,712
Paid-in-kind interest	173	—	—	178	—	—	351
Sales and redemptions	(492,013)	(57,852)	(36,444)	(13,499)	(9,397)	—	(609,205)
Net transfers in or out of Level 3	—	—	—	—	—	—	—

Fair value at end of period	$541,416	$283,238	$87,344	$104,581	$58,785	$12,108	$1,087,472

The amount of total gains/losses for the period included in changes in net assets attributable to the change in unrealized gains or losses relating to investments still held at the reporting date
	$5,870	$2,308	$114	$298	$7,591	$(5,974)	$10,207

	For the Six Months Ended June 30, 2010
	Senior Secured Loans - First Lien	Senior Secured Loans - Second Lien	Senior Secured Bonds	Subordinated Debt	Collateralized Securities	Equity/ Other	Total
Fair value at beginning of period	$45,780	$45,521	$—	$9,291	$—	$—	$100,592
Accretion of discount	1,170	809	6	14	28	—	2,027
Net realized gain/loss	1,380	2,096	(783)	396	—	—	3,089
Net change in unrealized appreciation (depreciation)	(2,903)	(1,845)	(1,011)	(116)	(312)	—	(6,187)
Purchases	205,216	50,883	32,482	13,923	2,764	—	305,268
Paid-in-kind interest	—	40	—	42	—	—	82
Sales and redemptions	(31,021)	(15,571)	(6,083)	(7,644)	—	—	(60,319)
Net transfers in or out of Level 3	—	—	—	—	—	—	—

Fair value at end of period	$219,622	$81,933	$24,611	$15,906	$2,480	$—	$344,552

The amount of total gains/losses for the period included in changes in net assets attributable to the change in unrealized gains or losses relating to investments still held at the reporting date	$(2,360)	$264	$1,021	$(665)	$—	$—	$(1,740)

Note 8. Total Return Swap

On March 18, 2011, Arch Street, the Company’s newly-formed, wholly-owned financing subsidiary, entered into a TRS for senior secured floating rate loans with Citibank. On June 9, 2011, Arch Street entered into an amendment to the TRS to increase the maximum market value of the portfolio of loans subject to the TRS.

A TRS is a contract in which one party agrees to make periodic payments to another party based on the change in the market value of the assets underlying the TRS, which may include a specified security, basket of securities or securities indices during the specified period, in return for periodic payments based on a fixed or variable interest rate. A TRS effectively adds leverage to a portfolio by providing investment exposure to a security or market without owning or taking physical custody of such security or investing directly in such market. Because of the unique structure of a TRS, a TRS often offers lower financing costs than are offered through more traditional borrowing arrangements.

The TRS with Citibank enables the Company, through its ownership of Arch Street, to obtain the economic benefit of owning the loans subject to the TRS, without actually owning them, in return for an interest-type payment to Citibank. As such, the TRS is analogous to Arch Street borrowing funds to acquire loans and incurring interest expense to a lender.

The obligations of Arch Street under the TRS are non-recourse to the Company and the Company’s exposure under the TRS is limited to the value of the Company’s investment in Arch Street, which generally will equal the value of cash collateral provided by Arch Street under the TRS. Pursuant to the terms of the TRS, Arch Street may select a portfolio of loans with a maximum market value (determined at the time each such loan becomes subject to the TRS) of $300,000. Arch Street is required to initially cash collateralize a specified percentage of each loan (generally between 20% and 25% of the market value of such loan) included under the TRS in accordance with margin requirements described in the agreements governing the TRS. Under the terms of the TRS, Arch Street has agreed not to draw upon, or post as collateral, such cash collateral in respect of other financings or operating requirements prior to the termination of the TRS.

Pursuant to the terms of an investment management agreement that the Company has entered into with Arch Street, the Company acts as the manager of the rights and obligations of Arch Street under the TRS, including selecting the specific loans to be included in the portfolio of loans subject to the TRS. Accordingly, the loans selected by Arch Street for purposes of the TRS are selected by the Company in accordance with its investment objectives and strategy to generate current income and, to a lesser extent, long-term capital appreciation. In addition, pursuant to the terms of the TRS, Arch Street may select any loan or obligation available in the market to be included in the portfolio of loans that meets the obligation criteria set forth in the agreements between Arch Street and Citibank which collectively establish the TRS and are collectively referred to herein as the TRS Agreement.

Each individual loan, and the portfolio of loans taken as a whole, must meet criteria described in the TRS Agreement. Under the terms of the TRS, Citibank, as calculation agent, determines whether there has been a failure to satisfy the portfolio criteria in the TRS. If such failure continues for 30 days following the delivery of notice thereof, then Citibank has the right, but not the obligation, to terminate the TRS. Arch Street receives from Citibank all interest and fees payable in respect of the loans included in the portfolio. Arch Street pays to Citibank interest at a rate equal to one-month LIBOR + 1.25% per annum. In addition, upon the termination or repayment of any loan subject to the TRS, Arch Street will either receive from Citibank the appreciation in the value of such loan, or pay to Citibank any depreciation in the value of such loan.

Under the terms of the TRS, Arch Street may be required to post additional cash collateral, on a dollar-for-dollar basis, in the event of depreciation in the value of the underlying loans after such value decreases below a specified amount. The limit on the additional collateral that Arch Street may be required to post pursuant to the TRS is equal to the difference between the full notional amount of the loans underlying the TRS and the amount of cash collateral already posted by Arch Street. The amount of collateral required to be posted by Arch Street is determined primarily on the basis of the aggregate value of the underlying loans.

The Company has no contractual obligation to post any such additional collateral or to make any interest payments to Citibank. The Company may, but is not obligated to, increase its equity investment in Arch Street for the purpose of funding any additional collateral or payment obligations for which Arch Street may become obligated during the term of the TRS. If the Company does not make any such additional investment in Arch Street and Arch Street fails to meet its obligations under the TRS, then Citibank will have the right to terminate the TRS and seize the cash collateral posted by Arch Street under the TRS. In the event of an early termination of the TRS, Arch Street would be required to pay an early termination fee based on the amount of the unused capacity of the TRS.

Citibank may terminate the TRS on or after March 18, 2013, the second anniversary of the effectiveness of the TRS. Arch Street may terminate the TRS at any time upon providing no more than 30 days, and no less than 10 days, prior notice to Citibank. Any termination prior to the second anniversary of the effectiveness of the TRS will result in payment of an early termination fee to Citibank. In the event of an early termination of the TRS, Arch Street would be required to pay an early termination fee based on the maximum notional amount of the TRS. Under the terms of the TRS, the early termination fee will equal the present value of a stream of monthly payments which would be owed by Arch Street to Citibank for the period from the termination date through and including the earlier of (i) the one year anniversary of the termination date and (ii) March 18, 2013. Such monthly payments will equal the product of (x) 90%, multiplied by (y) the aggregate notional amount of the TRS ($300,000), multiplied by (z) 1.25% per annum. If the TRS had been terminated as of September 30, 2011, Arch Street would have been required to pay an early termination fee of approximately $3,422. Arch Street is required to pay a minimum usage fee in connection with the TRS. Arch Street will also pay Citibank customary fees in connection with the establishment and maintenance of the TRS.

The value of the TRS is based primarily on the valuation of the underlying portfolio of loans subject to the TRS. Pursuant to the terms of the TRS, on each business day, Citibank values each underlying loan in good faith on a mark-to-market basis by determining how much Citibank would receive on such date if it sold the loan in the open market. Citibank reports the mark-to-market values of the underlying loans to Arch Street. Each of the loans underlying the TRS is required to be rated by Moody’s and S&P and quoted by a nationally-recognized pricing service. As of June 30, 2011, the fair value of the TRS was $1,287. The fair value of the TRS is reflected as an unrealized gain on the consolidated balance sheet. The change in value of the TRS is reflected in the statement of operations as net change in unrealized appreciation on total return swap. As of June 30, 2011, Arch Street had selected 41 underlying loans with a total notional amount of $202,435 and posted $43,391 in cash collateral held by Citibank (of which only $42,363 was required to be posted), which is reflected in due from counterparty in the consolidated balance sheet. Neither the cash collateral required to be posted with Citibank nor any other assets of Arch Street are available to pay the debts of the Company.

For purposes of the asset coverage ratio test applicable to the Company as a BDC, the Company has agreed with the staff of the SEC to treat the outstanding notional amount of the TRS, less the initial amount of any cash collateral required to be posted by Arch Street under the TRS, as a senior security for the life of that instrument. The Company may, however, accord different treatment to the TRS in the future in accordance with any applicable new rules or interpretations adopted by the staff of the SEC.

The following is a summary of the underlying loans subject to the TRS as of June 30, 2011:

Underlying Loan	Industry	Notional Amount	Market Value	Unrealized Appreciation/ (Depreciation)
Alliant Holdings LLC, L+500, 1.8% LIBOR Floor, 8/16/14	Financials	$1,949	$1,951	$2
Asurion Corp., L+400, 1.5% LIBOR Floor, 5/20/18	Financials	4,950	4,931	(19)
Axcan Intermediate Holdings Inc., L+400, 1.5% LIBOR Floor, 2/11/17(1)	Healthcare	9,896	9,834	(62)
Bass Pro Group, LLC, L+400, 1.3% LIBOR Floor, 6/10/17	Consumer Discretionary	4,950	4,956	6
Bentley Systems Inc., L+425, 1.5% LIBOR Floor, 11/24/16	Information Technology	1,771	1,784	13
Carestream Health, Inc., L+350, 1.5% LIBOR Floor, 2/25/17	Healthcare	4,831	4,651	(180)
Chrysler Group LLC, L+475, 1.3% LIBOR Floor, 5/17/18	Industrials	7,494	7,451	(43)
CPG International I Inc., L+450, 1.5% LIBOR Floor, 2/18/17	Industrials	1,854	1,850	(4)
Drumm Investors LLC, L+375, 1.3% LIBOR Floor, 3/15/18	Healthcare	7,920	7,830	(90)
Emergency Medical Services Corp., L+375, 1.5% LIBOR Floor, 5/25/18	Healthcare	6,755	6,761	6
Fairmount Minerals, Ltd., L+400, 1.3% LIBOR Floor, 3/11/17	Materials	7,380	7,402	22
Frac Tech International, LLC, L+475, 1.5% LIBOR Floor, 5/6/16	Energy	4,357	4,392	35
Gemini Holdings Inc., L+450, 1.5% LIBOR Floor, 6/16/17	Consumer Discretionary	3,667	3,681	14
Gibson Energy ULC, L+450, 1.3% LIBOR Floor, 6/15/18(1)	Energy	7,150	7,172	22
Grifols, SA, L+425, 1.8% LIBOR Floor, 6/4/16(1)	Healthcare	4,355	4,350	(5)
HarbourVest Partners LP, L+475, 1.5% LIBOR Floor, 12/17/16	Financials	10,805	10,778	(27)
Hubbard Radio, LLC, L+725, 1.5% LIBOR Floor, 4/29/18	Telecommunication Services	1,382	1,396	14
Hyland Software, Inc., L+425, 1.5% LIBOR Floor, 12/19/16	Information Technology	3,980	3,965	(15)
IASIS Healthcare LLC, L+375, 1.3% LIBOR Floor, 5/3/18	Healthcare	7,513	7,515	2
Infogroup, Inc., L+375, 1.5% LIBOR Floor, 5/27/18	Consumer Discretionary	4,723	4,711	(12)
Intelsat Jackson Holdings S.A., L+375, 1.5% LIBOR Floor, 4/2/18(1)	Telecommunication Services	3,012	3,006	(6)
Kar Holdings, Inc., L+375, 1.3% LIBOR Floor, 5/20/17	Industrials	3,036	3,070	34
LabelCorp Holdings, Inc., L+475, 1.5% LIBOR Floor, 5/27/17	Industrials	5,775	5,809	34
MedAssets, Inc., L+375, 1.5% LIBOR Floor, 11/22/16(1)	Healthcare	1,597	1,595	(2)
Mood Media Corp., L+550, 1.5% LIBOR Floor, 5/4/18(1)	Consumer Discretionary	5,096	5,083	(13)
NuSil Technology LLC, L+400, 1.3% LIBOR Floor, 3/28/17	Materials	3,994	3,986	(8)
OpenLink Financial Inc., L+400, 1.3% LIBOR Floor, 4/27/18	Information Technology	5,627	5,656	29
Protection One, Inc., L+425, 1.8% LIBOR Floor, 6/4/16	Consumer Discretionary	1,824	1,811	(13)
Ranpak Corp., L+350, 1.3% LIBOR Floor, 4/20/17	Industrials	2,647	2,643	(4)
RBS Holding Company, LLC, L+500, 1.5% LIBOR Floor, 3/21/17	Consumer Discretionary	9,776	9,776	—
RBS Worldpay, Inc., L+450, 1.8% LIBOR Floor, 10/15/17	Financials	1,542	1,536	(6)
SemGroup Corp., L+450, 1.3% LIBOR Floor, 6/17/18(1)	Energy	5,281	5,277	(4)
Sensus USA Inc., L+350, 1.3% LIBOR Floor, 5/9/17	Industrials	3,008	3,027	19
Sprouts Farmers Markets, LLC, L+475, 1.3% LIBOR Floor, 4/15/17	Consumer Discretionary	4,798	4,831	33
Star West Generation LLC, L+450, 1.5% LIBOR Floor, 5/17/18	Energy	6,965	6,934	(31)
Surgery Center Holdings, Inc., L+500, 1.5% LIBOR Floor, 2/4/17	Healthcare	7,684	7,761	77
SymphonyIRI Group Inc., L+375, 1.3% LIBOR Floor, 12/1/17	Information Technology	2,095	2,111	16
TravelCLICK Holdings, Inc., L+450, 1.5% LIBOR Floor, 2/11/17	Industrials	7,876	7,841	(35)
Verint Systems, Inc., L+325, 1.3% LIBOR Floor, 10/6/17(1)	Information Technology	2,726	2,730	4
Vision Solutions, Inc., L+450, 1.5% LIBOR Floor, 9/20/16	Information Technology	7,821	7,861	40
Wall Street Systems Inc., L+400, 1.5% LIBOR Floor, 2/2/17	Information Technology	2,573	2,583	10

TOTAL		$202,435	$202,288	$(147)

Total TRS Accrued Income and Liabilities				1,434

Total TRS Market Value				$1,287

(1)	The investment is not a qualifying asset under the 1940 Act. A business development company may not acquire any asset other than qualifying assets, unless, at the time the acquisition is made, qualifying assets represent at least 70% of the company’s total assets.

Note 9. Share Repurchase Program

The Company intends to conduct quarterly tender offers pursuant to its share repurchase program. The Company’s board of directors will consider the following factors, among others, in making its determination regarding whether to cause the Company to offer to repurchase shares and under what terms:

•	the effect of such repurchases on the Company’s qualification as a RIC (including the consequences of any necessary asset sales);

•	the liquidity of its assets (including fees and costs associated with disposing of assets);

•	the Company’s investment plans and working capital requirements;

•	the relative economies of scale with respect to the Company’s size;

•	the Company’s history in repurchasing shares or portions thereof; and

•	the condition of the securities markets.

The Company currently intends to limit the number of shares to be repurchased during any calendar year to the number of shares it can repurchase with the proceeds it receives from the sale of shares under its distribution reinvestment plan. At the discretion of the Company’s board of directors, the Company may also use cash on hand, cash available from borrowings and cash from liquidation of securities investments as of the end of the applicable period to repurchase shares. In addition, the Company will not repurchase shares in any calendar year in excess of 10% of the weighted average number of shares outstanding in the prior calendar year, or 2.5% in each quarter. The Company will offer to repurchase such shares on each date of repurchase at a price equal to 90% of the current offering price in effect on each date of repurchase. The Company’s board of directors may amend, suspend or terminate the repurchase program at any time upon 30 days’ notice. The first such tender offer commenced in March 2010, and the repurchase occurred in connection with the Company’s April 1, 2010 closing. On such date, 11,142 shares were repurchased at a price per share of $9.36 for aggregate consideration of approximately $104. During the six months ended June 30, 2011, the Company repurchased 257,891 shares at $9.64 per share for aggregate consideration totaling $2,486. On July 1, 2011, the Company repurchased 79,250 shares at $9.68 per share for aggregate consideration totaling $767.

Note 10. Revolving Credit Facility

On January 28, 2011, Broad Street and Deutsche Bank AG, New York Branch, or Deutsche Bank, entered into an amended and restated multi-lender, syndicated revolving credit facility, or the credit facility, which amended and restated the revolving credit facility Broad Street originally entered into with Deutsche Bank on March 10, 2010 and the amendments thereto, or the original credit facility. Deutsche Bank is a lender and serves as administrative agent under the credit facility.

The credit facility provides for borrowings in an aggregate amount up to $340,000. Pursuant to the terms of the credit facility, borrowings thereunder may be designated as Tranche A borrowings in an amount up to $240,000 (referred to herein as the Tranche A Commitment) or as Tranche C borrowings in an amount up to $100,000 (referred to herein as the Tranche C Commitment). The credit facility also provides for Tranche B borrowings in an amount up to $100,000 (referred to herein as the Tranche B Commitment), but there are currently no Tranche B Commitments outstanding. All Tranche A Commitments bear interest at the rate of LIBOR + 2.23% per annum and will mature and be due and payable on March 10, 2012. All Tranche C Commitments bear interest at the rate of LIBOR + 1.85% per annum and will mature and be due and payable on March 10, 2012. In connection with the amendment and restatement of the original credit facility, a $100,000 Tranche B Commitment that was provided under the original credit facility by Deutsche Bank to Broad Street on an uncommitted basis was converted into a $100,000 Tranche C Commitment provided by a new lender on a committed basis.

In connection with entering into the original credit facility, and from time to time thereafter, the Company has transferred debt securities to Broad Street as a contribution to capital and retains a residual interest in the contributed debt securities through the Company’s ownership of Broad Street. The Company may contribute additional debt securities to Broad Street from time to time and Broad Street may purchase additional debt securities from various sources. Broad Street has appointed the Company to manage its portfolio of debt securities pursuant to the terms of an investment management agreement. Broad Street’s obligations to the lenders under the credit facility are secured by a first priority security interest in substantially all of the assets of Broad Street, including its portfolio of debt securities.

As of June 30, 2011, $340,000 was outstanding under the credit facility. The carrying amount of the amount outstanding under the credit facility approximates its fair value. The Company incurred costs of $1,546 in connection with obtaining and amending the credit facility, which the Company has recorded as deferred financing costs on its consolidated balance sheet and amortizes to interest expense over the life of the credit facility. As of June 30, 2011, $634 of such deferred financing costs have yet to be amortized to interest expense.

The effective interest rate under the credit facility was 2.41% on June 30, 2011. Interest is paid quarterly in arrears, and commenced August 20, 2010. The Company recorded interest expense of $4,460 and $870 for the six months ended June 30, 2011 and 2010, respectively, of which $428 and $161 related to the amortization of deferred financing costs. The Company paid $4,248 in interest expense for the six months ended June 30, 2011. The average borrowings under the credit facility for the six months ended June 30, 2011 and 2010 were $337,434 and $90,178, with a weighted average interest rate of 2.35% and 2.95%, respectively.

Borrowings under the credit facility are subject to compliance with a borrowing base, pursuant to which the amount of funds advanced to Broad Street varies depending upon the types of assets in Broad Street’s portfolio. The occurrence of certain events described as “Super-Collateralization Events” in the credit agreement that governs the credit facility, or a decline in the Company’s net asset value below a specified threshold, results in a lowering of the amount of funds that will be advanced against such assets. Super-Collateralization Events include, without limitation, (i) certain key employees ceasing to be directors, principals, officers or investment managers of GSO / Blackstone Debt Funds Management LLC, or GDFM, the sub-adviser to FB Advisor; (ii) the bankruptcy or insolvency of GDFM or FB Advisor; (iii) GDFM ceasing to act as the Company’s sub-adviser or FB Advisor ceasing to act as the Company’s investment adviser; (iv) the Company ceasing to act as Broad Street’s investment manager, becoming bankrupt or insolvent, defaulting on certain material agreements or failing to maintain a net asset value at least equal to $50,000; and (v) the Company or GDFM or FB Advisor committing fraud or other illicit acts in its or their investment advisory capacities.

In connection with the credit facility, Broad Street has made certain representations and warranties and is required to comply with various covenants, reporting requirements and other customary requirements for similar facilities. In addition to customary events of default included in financing transactions, the credit facility contains the following events of default: (a) the failure to make principal payments when due or interest payments within three business days of when due, (b) borrowings under the credit facility exceeding the applicable advance rates, (c) the purchase by Broad Street of certain ineligible assets, (d) the insolvency or bankruptcy of Broad Street or the Company, (e) the Company ceases to act as investment manager of Broad Street’s assets, (f) the decline of the Company’s net asset value below $50,000 and (g) fraud or other illicit acts by the Company, FB Advisor or GDFM in its or their investment advisory capacities. During the continuation of an event of default, Broad Street must pay interest at a default rate.

Borrowings of Broad Street will be considered borrowings of the Company for purposes of complying with the asset coverage requirements under the 1940 Act applicable to business development companies.

Note 11. Broad Street Funding LLC

The financial statements of Broad Street are maintained separate from those of the Company. The assets of Broad Street are pledged as collateral supporting the amounts outstanding under the credit facility and as such are not available to pay the debts of the Company. The following is the balance sheet of Broad Street as of June 30, 2011 and December 31, 2010:

	June 30, 2011 (Unaudited)	December 31, 2010
Assets
Investments, at fair value (amortized cost—$541,034 and $527,964, respectively)	$550,417	$540,186
Cash	28,047	9,534
Receivable for investments sold and repaid	10,037	5,162
Interest receivable	2,844	2,360
Deferred financing costs	620	835

Total assets	$591,965	$558,077

Liabilities
Payable for investments purchased	$21,911	$48,947
Credit facility payable	340,000	297,201
Due to FS Investment Corporation	930	992
Interest payable	1,095	883
Accrued expenses	36	43

Total liabilities	363,972	348,066

Member’s equity	227,993	210,011

Total liabilities and member’s equity	$591,965	$558,077

Note 12. Financial Highlights

The following is a schedule of financial highlights of the Company for the six months ended June 30, 2011 and the year ended December 31, 2010:

	Six Months Ended June 30, 2011	Year Ended December 31, 2010
Per Share Data(1):
Net asset value, beginning of period	$9.42	$9.10
Results of operations(2)
Net investment income	0.33	0.40
Net realized and unrealized appreciation on investments and on foreign currency	0.32	0.81

Net increase in net assets resulting from operations	0.65	1.21

Stockholder distributions(3)
Distributions from net investment income	(0.39)	(0.55)
Distributions from net realized gain on investments	(0.08)	(0.32)

Net decrease in net assets resulting from stockholder distributions	(0.47)	(0.87)

Capital share transactions
Issuance of common stock(4)	0.07	0.10
Offering costs(2)	(0.03)	(0.07)
Reimbursement to investment adviser(2)	—	(0.10)
Capital contributions of investment adviser(2)	—	0.05

Net increase (decrease) in net assets resulting from capital share transactions	0.04	(0.02)

Net asset value, end of period	$9.64	$9.42

Shares outstanding, end of period	89,775,091	41,332,661

Total return(5)	7.32	13.08%

Ratio/Supplemental Data:
Net assets, end of period	$865,329	$389,232

Ratio of net investment income to average net assets(6)	3.41	4.37%

Ratio of operating expenses to average net assets(6)	3.79%	9.89%

Portfolio turnover	67.42%	67.48%

(1)	The share information utilized to determine per share data has been retroactively adjusted to reflect the stock distributions discussed in Note 5.
(2)	The per share data was derived by using the weighted average shares outstanding during the period.
(3)	The per share data for distributions reflects the actual amount of distributions paid per share during the period.
(4)	The issuance of common stock on a per share basis reflects the incremental net asset value changes as a result of the issuance of shares of common stock in the Company’s continuous offering.
(5)	The total return for the six months ended June 30, 2011 was calculated by taking the net asset value per share as of June 30, 2011, adding the cash distributions per share which were declared during the period and dividing the total by the net asset value per share on December 31, 2010. The 2010 total return was calculated by taking the net asset value per share as of December 31, 2010, adding the cash distributions per share which were declared during the calendar year and dividing the total by the net asset value per share on December 31, 2009. The total return does not consider the effect of the sales load from the sale of the Company’s common stock.
(6)	Average monthly net assets are used for this calculation. Ratios are not annualized.

Note 13. Subsequent Events

On July 21, 2011, the Company entered into a conventional debt financing arrangement with JPMorgan Chase Bank, N.A., London Branch, or JPM, through two wholly-owned subsidiaries, pursuant to which up to $300,000 will be made available to the Company to fund investments in new securities and for other general corporate purposes. Pricing under the facility is based on three-month LIBOR plus a spread of 3.25% per annum for the relevant period. The Company elected to structure the financing in the manner described more fully below in order to, among other things, obtain such financing at a lower cost than would be available through alternate arrangements.

Pursuant to the financing transaction, loans in the Company’s portfolio having an aggregate market value of up to $600,000 may be sold by the Company from time to time to Locust Street Funding LLC, or Locust Street, a newly-formed, special-purpose bankruptcy-remote subsidiary of the Company, pursuant to an asset transfer agreement the Company entered into with Locust Street on July 21, 2011, or the Asset Transfer Agreement. Under the Asset Transfer Agreement, on July 21, 2011, the Company sold loans to Locust Street for a purchase price of approximately $365,396, all of which consisted of equity interests in Locust Street that Locust Street issued to the Company. The Company owns all of the equity in Locust Street.

The loans purchased by Locust Street will secure the obligations of Locust Street under Class A Floating Rate Notes, or the Class A Notes, to be issued by Locust Street from time to time to Race Street Funding LLC, or Race Street, another newly-formed, special-purpose bankruptcy-remote subsidiary of the Company, pursuant to an indenture dated as of July 21, 2011 with Citibank, N.A., as trustee, or the Indenture. The Class A Notes may be issued in an aggregate principal amount of up to $420,000 and mature on July 15, 2021. Race Street will purchase the issued Class A Notes from time to time at a purchase price equal to their par value. On July 21, 2011, Race Street purchased a Class A Note in the principal amount of $63,000. The Company funded this purchase through a capital contribution of $63,000 to Race Street. The Company owns all of the equity in Race Street.

Race Street, in turn, has entered into a repurchase transaction with JPM pursuant to the terms of a master repurchase agreement and the related annex and confirmation to such agreement, each dated as of July 21, 2011, or collectively, the JPM Facility. Pursuant to the JPM Facility, JPM has agreed to purchase from time to time Class A Notes held by Race Street for an aggregate purchase price equal to approximately 71% of the principal amount of Class A Notes purchased. Subject to certain conditions, the maximum principal amount of Class A Notes that may be purchased under the JPM Facility is $420,000. Accordingly, the maximum amount payable at any time to Race Street under the JPM Facility will not exceed $300,000. On July 21, 2011, a Class A Note in the principal amount of $63,000 was purchased by JPM from Race Street pursuant to the JPM Facility for $45,000. Under the JPM Facility, Race Street will, on a quarterly basis, repurchase the Class A Notes sold to JPM under the JPM Facility and subsequently resell such Class A Notes to JPM. The final repurchase transaction must occur no later than July 15, 2015. The repurchase price paid by Race Street to JPM for each repurchase of the Class A Notes will be equal to the purchase price paid by JPM for such Class A Notes, plus interest thereon accrued at the applicable pricing rate under the JPM Facility, as described below.

During the 180-day period following the initial transaction under the JPM Facility, Race Street intends to enter into additional repurchase transactions thereunder with respect to an additional $357,000 in principal amount of Class A Notes. If at any time during the term of the JPM Facility the market value of the underlying loans held by Locust Street securing the Class A Notes declines by an amount greater than 27% of their initial aggregate purchase price, or the Margin Threshold, Race Street will be required to post cash collateral with JPM in an amount at least equal to the amount by which the market value of such loans at such time is less than the Margin Threshold. In such event, in order to satisfy these margin-posting requirements, Race Street intends to borrow funds from the Company pursuant to a revolving credit agreement the Company entered into, as lender, with Race Street, as borrower, on July 21, 2011, or the Revolving Credit Agreement. The Company may, in its

sole discretion, make such loans from time to time to Race Street pursuant to the terms of the Revolving Credit Agreement. Borrowings under the Revolving Credit Agreement will accrue interest at a rate equal to one-month LIBOR plus a spread of 0.75% per annum.

Pricing under the JPM Facility is based on three-month LIBOR plus a spread of 3.25% per annum for the relevant period. Commencing January 2013, Race Street is permitted to reduce (based on certain thresholds) the aggregate principal amount of Class A Notes subject to the JPM Facility. Such reductions will be subject to breakage fees calculated as the present value of 1.25% per annum over the remaining term of the JPM Facility applied to the amount of such reduction.

Interest on the Class A Notes will accrue at three-month LIBOR plus a spread of 4.00% per annum. Principal on the Class A Notes will be due and payable on the stated maturity date of July 15, 2021. Pursuant to the Indenture, Locust Street has made certain representations and warranties and is required to comply with various covenants, reporting requirements and other customary requirements for similar transactions. In addition to customary events of default included in similar transactions, the Indenture contains the following events of default: (a) the failure to make principal payments on the Class A Notes at their stated maturity or redemption date, or to make interest payments on the Class A Notes within five business days of when due; (b) the failure of the aggregate outstanding principal balance (subject to certain reductions) of the loans securing the Class A Notes to be at least 130% of the outstanding principal amount of the Class A Notes; and (c) GDFM ceasing to be the sub-advisor to FB Advisor.

In connection with the Class A Notes and the Indenture, Locust Street also entered into (i) a collateral management agreement with the Company, as collateral manager, dated as of July 21, 2011, pursuant to which the Company will manage the assets of Locust Street, and (ii) a collateral administration agreement with Virtus Group, LP, or Virtus, as collateral administrator, dated as of July 21, 2011, pursuant to which Virtus will perform certain administrative services with respect to the assets of Locust Street.

MANAGEMENT’S REPORT ON INTERNAL CONTROL OVER FINANCIAL REPORTING

Our management is responsible for establishing and maintaining adequate internal control over financial reporting. In connection with the preparation of our annual financial statements, management has conducted an assessment of the effectiveness of our internal control over financial reporting based on the framework set forth in Internal Control—Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission (“COSO”). Management’s assessment included an evaluation of the design of our internal control over financial reporting and testing of the operational effectiveness of those controls. Based on this evaluation, we have concluded that, as of December 31, 2010, our internal control over financial reporting was effective to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with U.S. generally accepted accounting principles.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders

FS Investment Corporation

Philadelphia, Pennsylvania

We have audited FS Investment Corporation’s internal control over financial reporting as of December 31, 2010, based on criteria established in Internal Control—Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission. FS Investment Corporation’s management is responsible for maintaining effective internal control over financial reporting and for its assessment of the effectiveness of internal control over financial reporting included in the accompanying Management’s Report on Internal Control Over Financial Reporting. Our responsibility is to express an opinion on the company’s internal control over financial reporting based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether effective internal control over financial reporting was maintained in all material respects. Our audit included obtaining an understanding of internal control over financial reporting, assessing the risk that a material weakness exists, and testing and evaluating the design and operating effectiveness of internal control based on the assessed risk. Our audit also included performing such other procedures as we considered necessary in the circumstances. We believe that our audit provides a reasonable basis for our opinion.

A company’s internal control over financial reporting is a process designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. A company’s internal control over financial reporting includes those policies and procedures that (a) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the assets of the company; (b) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures of the company are being made only in accordance with authorizations of management and directors of the company; and (c) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use, or disposition of the company’s assets that could have a material effect on the financial statements.

Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

In our opinion, FS Investment Corporation maintained, in all material respects, effective internal control over financial reporting as of December 31, 2010, based on criteria established in Internal Control—Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission.

We have also audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the consolidated balance sheets of FS Investment Corporation, including the consolidated schedules of investments as of December 31, 2010 and 2009, the related consolidated statements of operations, changes in net assets and cash flows for each of the three years in the period ended December 31, 2010 and our report dated March 24, 2011 expressed an unqualified opinion.

/s/    McGladrey & Pullen, LLP

Blue Bell, Pennsylvania

March 24, 2011

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders

FS Investment Corporation

Philadelphia, Pennsylvania

We have audited the accompanying consolidated balance sheets of FS Investment Corporation, including the consolidated schedules of investments, as of December 31, 2010 and 2009, and the related consolidated statements of operations, changes in net assets and cash flows for each of the three years in the period ended December 31, 2010. These consolidated financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010 by correspondence with the custodians, or by other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of FS Investment Corporation as of December 31, 2010 and 2009 and the results of its consolidated operations, changes in its net assets and its cash flows for each of the three years in the period ended December 31, 2010 in conformity with U.S. generally accepted accounting principles.

We also have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), FS Investment Corporation’s internal control over financial reporting as of December 31, 2010, based on the criteria established in Internal Control—Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission, and our report dated March 24, 2011 expressed an unqualified opinion on the effectiveness of FS Investment Corporation’s internal control over financial reporting.

/s/    McGladrey & Pullen, LLP

Blue Bell, Pennsylvania

March 24, 2011

FS Investment Corporation

Consolidated Balance Sheets

(in thousands, except share and per share amounts)

	December 31,
	2010	2009
Assets
Investments, at fair value (amortized cost—$715,514 and $92,317, respectively)	$733,580	$100,592
Cash	38,790	9,035
Receivable for investments sold and repaid	5,162	15
Interest receivable	3,632	402
Deferred financing costs	835	14
Prepaid expenses and other assets	6	10

Total assets	$782,005	$110,068

Liabilities
Payable for investments purchased	$81,800	$15,366
Credit facility payable	297,201	—
Stockholder distributions payable	2,556	616
Management fees payable	3,298	437
Capital gains incentive fee payable(1)	5,459	173
Administrative services fees payable	310	96
Reimbursements payable	641	—
Interest payable	883	—
Other accrued expenses and liabilities	625	183

Total liabilities	392,773	16,871

Stockholders’ equity
Preferred stock, $0.001 par value, 50,000,000 shares authorized, none issued and outstanding	—	—
Common stock, $0.001 par value, 450,000,000 shares authorized, 41,332,661 and 10,241,544 shares issued and outstanding, respectively(2)	41	10
Capital in excess of par value	374,637	85,508
Accumulated undistributed net realized gains on investments	1,290	53
Accumulated distributions in excess of net investment income(3)	(4,802)	(649)
Net unrealized appreciation on investments and loss on foreign currency	18,066	8,275

Total stockholders’ equity	389,232	93,197

Total liabilities and stockholders’ equity	$782,005	$110,068

Net asset value per common share at period end	$9.42	$9.10

(1)	See Note 2 for a discussion of the methodology employed by the Company in calculating the capital gains incentive fee.
(2)	As discussed in Note 5, between March 31, 2009 and January 31, 2010, the Company issued eight stock distributions. The outstanding shares and net asset value per common share reflect these stock distributions on a retroactive basis.
(3)	See Note 5 for a discussion of the source of distributions paid by the Company.

See notes to consolidated financial statements.

FS Investment Corporation

Consolidated Statements of Operations

(in thousands, except share and per share amounts)

	Year Ended December 31,
	2010	2009	2008
Investment income
Interest income	$30,670	$4,420	$25
Operating expenses
Management fees	7,900	829	—
Capital gains incentive fees(1)	5,459	173	—
Administrative services expenses	924	261	—
Stock transfer agent fees	890	265	—
Accounting and administrative fees	568	326	—
Interest expense	3,881	—	—
Other general and administrative expenses	1,656	655	605

Total expenses	21,278	2,509	605
Less: Expense reimbursement from sponsor (Note 4)	—	(240)	—

Net expenses	21,278	2,269	605

Net investment income (loss)	9,392	2,151	(580)

Realized and unrealized gain
Net realized gain on investments	9,081	1,030	—
Net change in unrealized appreciation on investments	9,809	8,275	—
Net change in unrealized loss on foreign currency	(18)	—	—

Total net realized and unrealized gain on investments	18,872	9,305	—

Net increase (decrease) in net assets resulting from operations	$28,264	$11,456	$(580)

Per share information—basic and diluted
Net increase (decrease) in net assets resulting from operations	$1.21	$2.57	$(4.72)

Weighted average shares outstanding(2)	23,283,593	4,465,071	122,850

(1)	See Note 2 for a discussion of the methodology employed by the Company in calculating the capital gains incentive fee.
(2)	As discussed in Note 5, between March 31, 2009 and January 31, 2010, the Company issued eight stock distributions. The weighted average shares used in the per share computation of the net increase (decrease) in net assets resulting from operations reflect these stock distributions on a retroactive basis.

See notes to consolidated financial statements.

FS Investment Corporation

Consolidated Statements of Changes in Net Assets

(in thousands)

	Year Ended December 31,
	2010	2009	2008
Operations
Net investment income	$9,392	$2,151	$(580)
Net realized gain on investments	9,081	1,030	—
Net change in unrealized appreciation on investments	9,809	8,275	—
Net change in unrealized loss on foreign currency	(18)	—	—

Net increase (decrease) in net assets resulting from operations	28,264	11,456	(580)

Stockholder distributions(1)
Distributions from net investment income	(13,545)	(2,157)	(25)
Distributions from net realized gain on investments	(7,844)	(977)	—

Net decrease in net assets resulting from stockholder distributions	(21,389)	(3,134)	(25)

Capital share transactions
Issuance of common stock	285,916	84,787	1,000
Reinvestment of stockholder distributions	8,252	490	—
Repurchases of common stock	(2,143)	—	—
Offering costs	(1,671)	(387)	(1,310)
Reimbursement of investment adviser (Note 4)	(2,319)	(1,418)	—
Capital contributions of investment adviser	1,125	404	1,914

Net increase in net assets resulting from capital share transactions	289,160	83,876	1,604

Total increase in net assets	296,035	92,198	999
Net assets at beginning of year	93,197	999	—

Net assets at end of year	$389,232	$93,197	$999

(1)	See Note 5 for a discussion of the source of distributions paid by the Company.

See notes to consolidated financial statements.

FS Investment Corporation

Consolidated Statements of Cash Flows

(in thousands)

	Year Ended December 31,
	2010	2009	2008
Cash flows from operating activities
Net increase in net assets resulting from operations	$28,264	$11,456	$(580)
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Purchases of investments	(849,242)	(106,098)	—
Payment-in-kind interest	(103)	(133)	—
Proceeds from sales and repayments of investments	240,054	16,717	—
Net change in unrealized appreciation on investments	(9,809)	(8,275)	—
Net change in unrealized loss on foreign currency	18	—	—
Net realized gain on investments	(9,081)	(1,030)	—
Accretion of discount	(4,825)	(1,774)	—
Amortization of deferred financing costs	506	—	—
Increase in interest receivable	(3,230)	(402)	—
(Increase) Decrease in prepaid expenses and other assets	4	(24)	—
Increase in payable for investments purchased	66,434	15,366	—
Increase in receivable for investments sold and repaid	(5,147)	(15)	—
Increase in management fees payable	2,861	437	—
Increase in capital gains incentive fee payable	5,286	173	—
Increase in interest payable	883	—	—
Increase in administrative services fees payable	214	96	—
Increase in other accrued expenses and liabilities	442	183	1

Net cash used in operating activities	(536,471)	(73,323)	(579)

Cash flows from financing activities
Issuance of common stock	285,916	84,787	1,000
Reinvestment of stockholder distributions	8,252	490	—
Repurchases of common stock	(2,143)	—	—
Offering costs	(1,671)	(387)	(1,310)
Payments to investment adviser for offering and organization costs (Note 4)	(1,678)	(1,418)	—
Capital contributions of investment adviser	1,125	404	1,914
Stockholder distributions	(19,449)	(2,518)	(25)
Borrowings under credit facility	297,201	—	—
Deferred financing costs paid	(1,327)	—	—

Net cash provided by financing activities	566,226	81,358	1,579

Total increase in cash	29,755	8,035	1,000
Cash at beginning of year	9,035	1,000	—

Cash at end of year	$38,790	$9,035	$1,000

Non-cash financing activities
Payable to investment adviser for offering and organization costs (Note 4)	$641	$—	$—

See notes to consolidated financial statements.

FS Investment Corporation

Consolidated Schedule of Investments

As of December 31, 2010

(in thousands)

Portfolio Company(a)	Industry	Principal Amount(b)	Amortized Cost	Fair Value(c)
Senior Secured Loans—First Lien—124.4%
1-800 Contacts, Inc., L+395, 3.8% LIBOR Floor, 3/4/15	Healthcare	$5,508	$5,233	$5,494
Advance Pierre Foods, Inc., L+525, 1.8% LIBOR Floor, 9/29/16(d)	Consumer Staples	4,924	4,829	4,934
Airvana Network Solutions Inc., L+900, 2.0% LIBOR Floor, 8/27/14	Telecommunication Services	2,367	2,356	2,378
Alaska Communications Systems Holdings, Inc., L+400, 1.5% LIBOR Floor, 10/21/16(f)	Telecommunication Services	3,683	3,647	3,701
Alliant Holdings LLC, L+500, 1.8% LIBOR Floor, 8/16/14(d)(e)	Financials	2,000	2,020	2,015
Altegrity, Inc., L+600, 1.8% LIBOR Floor, 2/21/15(d)	Industrials	7,363	7,260	7,455
Amscan Holdings, Inc., L+525, 1.5% LIBOR Floor, 12/2/17(d)	Consumer Discretionary	6,923	6,869	6,942
AmWINS Group, Inc., L+250, 6/8/13(d)	Financials	949	797	902
Anchor Glass Container Corp., L+400, 2.0% LIBOR Floor, 3/1/16(d)	Industrials	3,416	3,386	3,430
Ardent Health Services LLC, L+500, 1.5% LIBOR Floor, 9/15/15(d)	Healthcare	7,302	7,229	7,321
Armstrong World Industries, Inc., L+350, 1.5% LIBOR Floor, 5/23/17(d)(f)	Industrials	1,687	1,678	1,702
Aspect Software, Inc., L+450, 1.8% LIBOR Floor, 5/7/16(d)	Information Technology	1,985	1,967	2,000
Atlantic Broadband Finance, LLC, L+350, 1.5% LIBOR Floor, 11/29/15(d)	Telecommunication Services	1,338	1,331	1,350
Avaya Inc., L+350, 0.8% LIBOR Floor, 10/24/14(d)	Information Technology	9,925	9,170	9,598
BBHI Acquisition LLC, L+300, 1.5% LIBOR Floor, 12/14/17(d)	Telecommunication Services	2,064	2,043	2,078
Bentley Systems Inc., L+425, 1.5% LIBOR Floor, 11/24/16(e)	Information Technology	1,789	1,771	1,804
Burger King Corp., L+450, 1.8% LIBOR Floor, 10/19/16(d)	Consumer Staples	6,529	6,547	6,638
Calumet Lubricants Co., LP, L+400, 1/3/15(d)(f)	Energy	2,819	2,630	2,727
Canwest LP, L+700, 2.0% LIBOR Floor, 7/23/16(d)(e)(f)	Consumer Discretionary	7,828	7,754	7,960
CCC Information Services Inc., L+400, 1.5% LIBOR Floor, 11/11/15(d)	Information Technology	1,578	1,562	1,593
CDW Corp., L+500, 7/10/17(d)	Information Technology	5,584	4,978	5,551
Cedar Fair, LP, L+400, 1.5% LIBOR Floor, 12/15/16(d)(f)	Consumer Discretionary	2,954	2,927	2,989
Cenveo Corp., L+475, 1.5% LIBOR Floor, 12/21/16(d)(f)	Consumer Discretionary	6,667	6,600	6,728
Ceridian Corp., L+300, 11/9/14(d)	Industrials	7,456	6,780	7,115
Citgo Petroleum Corp., L+700, 2.0% LIBOR Floor, 6/24/17(d)(f)	Energy	6,965	6,878	7,289
Clopay Ames True Temper Holding Corp., L+600, 1.8% LIBOR Floor, 9/30/16(d)(e)(f)	Consumer Discretionary	7,941	7,903	8,021
CMP Susquehanna Corp., L+200, 5/5/13(d)(e)	Telecommunication Services	6,980	6,267	6,319
Contec LLC, L+475, 3.0% LIBOR Floor, 7/28/14(d)	Telecommunication Services	1,942	1,656	1,767
ConvaTec Inc., L+425, 1.5% LIBOR Floor, 12/22/16(d)	Healthcare	2,314	2,303	2,342
Corel Corp., L+400, 5/2/12(f)	Information Technology	1,434	1,313	1,369
Cumulus Media Inc., L+375, 6/11/14(d)	Telecommunication Services	4,060	3,748	3,787
Custom Building Products, Inc., L+400, 1.8% LIBOR Floor, 3/1/15(d)	Materials	2,830	2,806	2,851
Data Device Corp., L+550, 1.8% LIBOR Floor, 12/23/16	Industrials	9,231	9,092	9,144
DEI Sales, Inc., L+550, 2.0% LIBOR Floor, 9/22/13	Consumer Discretionary	2,348	2,201	2,160
DineEquity, Inc., L+450, 1.5% LIBOR Floor, 10/7/17(d)(f)	Consumer Staples	2,436	2,412	2,476
Dunkin’ Brands, Inc., L+425, 1.5% LIBOR Floor, 11/23/17(d)	Consumer Staples	2,500	2,488	2,534
Fairmount Minerals, Ltd., L+450, 1.8% LIBOR Floor, 8/5/16(d)	Materials	6,759	6,701	6,885
Fifth Third Processing Solutions LLC, L+400, 1.5% LIBOR Floor, 11/3/16(d)	Financials	3,731	3,695	3,769
First Data Corp., L+275, 9/24/14(d)	Information Technology	7,621	6,622	7,063
First Reserve Crestwood Holdings LLC, L+850, 2.0% LIBOR Floor, 10/3/16	Energy	4,500	4,413	4,596
Freescale Semiconductor, Inc., L+425, 12/1/16(d)	Industrials	7,437	7,076	7,224
General Chemical Corp., L+500, 1.8% LIBOR Floor, 10/6/15(d)(e)	Materials	7,527	7,557	7,637
Getty Images, Inc., L+375, 1.5% LIBOR Floor, 11/7/16(d)	Consumer Discretionary	2,441	2,418	2,466
Global Tel Link Corp., L+550, 1.8% LIBOR Floor, 11/10/16(d)	Telecommunication Services	8,304	8,151	8,206
Goodman Global, Inc., L+400, 1.8% LIBOR Floor, 10/28/16(d)	Consumer Discretionary	1,814	1,796	1,826
Green Mountain Coffee Roasters, Inc., L+400, 1.5% LIBOR Floor, 12/16/16(d)(f)	Consumer Staples	1,754	1,737	1,757
Green Tree Credit Solutions LLC, L+575, 2.3% LIBOR Floor, 12/18/15(d)	Financials	4,466	4,303	4,459
Grifols, SA , L+425, 1.8% LIBOR Floor, 6/4/16(d)(e)(f)	Healthcare	4,336	4,295	4,392
Hanger Orthopedic Group, Inc., L+375, 1.5% LIBOR Floor, 12/1/16(d)(f)	Healthcare	1,944	1,935	1,962
Harbor Freight Tools USA, Inc., L+500, 1.5% LIBOR Floor, 12/22/17(d)	Consumer Discretionary	9,929	9,830	9,931
HarbourVest Partners LP, L+475, 1.5% LIBOR Floor, 12/17/16(d)	Financials	11,642	11,526	11,671
Harland Clarke Holdings Corp., L+250, 6/30/14(d)(f)	Industrials	2,448	2,121	2,223
iHealth Technologies, Inc., L+600, 1.8% LIBOR Floor, 12/28/16(e)	Healthcare	3,636	3,564	3,618
Infogroup, Inc., L+450, 1.8% LIBOR Floor, 7/1/16(d)	Consumer Discretionary	4,647	4,563	4,695
Intelsat Jackson Holdings SA, L+375, 1.5% LIBOR Floor, 4/2/18(d)(e)(f)	Telecommunication Services	5,638	5,609	5,702
Interactive Data Corp., L+500, 1.8% LIBOR Floor, 1/29/17(d)(e)(f)	Financials	6,716	6,651	6,813
Intralinks, Inc.,L+425, 1.5% LIBOR Floor, 6/15/14	Information Technology	1,451	1,169	1,437
KIK Custom Products Inc., L+225, 5/31/14(d)(f)	Consumer Staples	4,949	4,394	4,248
Knology, Inc., L+400, 1.5% LIBOR Floor, 10/15/16(d)(f)	Consumer Discretionary	1,950	1,931	1,964
Lantiq Deutschland GmbH, L+700, 2.0% LIBOR Floor, 11/16/15(d)(f)	Information Technology	5,993	5,879	6,008
MDA Info Products Ltd., L+550, 1.5% LIBOR Floor, 1/4/17(e)	Information Technology	5,000	4,925	4,950
MedAssets, Inc., L+375, 1.5% LIBOR Floor, 11/22/16(d)(f)	Healthcare	1,667	1,650	1,677
Michael Foods Group, Inc., L+450, 1.8% LIBOR Floor, 6/29/16(d)	Consumer Staples	2,536	2,490	2,575

See notes to consolidated financial statements.

FS Investment Corporation

Consolidated Schedule of Investments (continued)

As of December 31, 2010

(in thousands)

Portfolio Company(a)	Industry	Principal Amount(b)	Amortized Cost	Fair Value(c)
Mosaic US Holdings Inc., L+275, 4/3/13	Consumer Discretionary	$882	$666	$789
NBTY, Inc., L+450, 1.8% LIBOR Floor, 10/1/17(d)	Consumer Staples	2,212	2,191	2,248
NCO Group, Inc., L+500, 2.5% LIBOR Floor, 5/15/13(d)	Information Technology	3,303	3,283	3,270
New Development Holdings, LLC (Calpine), L+550, 1.5% LIBOR Floor, 7/3/17(d)(f)	Utilities	5,558	5,486	5,662
OSI Restaurant Partners, LLC, L+225, 6/14/14(d)	Consumer Discretionary	5,638	4,968	5,397
Ozburn Hessey Holding Co., LLC, L+550, 2.0% LIBOR Floor, 4/8/16(d)	Industrials	6,230	6,198	6,316
Petco Animal Supplies, Inc., L+450, 1.5% LIBOR Floor, 11/24/17(d)	Consumer Discretionary	2,930	2,901	2,958
Protection One, Inc., L+425, 1.8% LIBOR Floor, 6/4/16(d)	Consumer Discretionary	4,402	4,375	4,424
RBS Worldpay, Inc., L+450, 1.8% LIBOR Floor, 10/15/17(e)	Financials	1,538	1,523	1,551
Remy International, Inc., L+450, 1.8% LIBOR Floor, 12/17/13(d)(e)	Consumer Discretionary	2,083	2,063	2,099
RepconStrickland, Inc., L+525, 3.3% LIBOR Floor, 2/19/13	Energy	3,925	3,595	3,572
Res-Care, Inc., L+550, 1.8% LIBOR Floor, 12/22/16(e)(f)	Consumer Discretionary	5,000	4,900	4,925
Revlon Consumer Products Corp., L+400, 2.0% LIBOR Floor, 3/11/15(d)(f)	Consumer Discretionary	6,357	6,263	6,393
Reynolds & Reynolds Co., L+350, 1.8% LIBOR Floor, 4/21/17(d)	Information Technology	4,969	4,936	5,011
Reynolds Group Holdings Inc., L+446, 1.8% LIBOR Floor, 5/5/16(d)(f)	Industrials	7,950	7,934	8,043
Rural/Metro Corp., L+425, 1.8% LIBOR Floor, 11/24/16(d)(f)	Industrials	1,474	1,466	1,491
Sagittarius Restaurants LLC, L+550, 2.0% LIBOR Floor, 5/18/15	Consumer Discretionary	3,084	3,052	3,090
Savvis, Inc., L+500, 1.8% LIBOR Floor, 8/4/16(d)(f)	Information Technology	7,382	7,230	7,513
SemGroup Corp., L+700, 1.5% LIBOR Floor, 11/30/12(d)(f)	Energy	3,492	3,458	3,457
Sheridan Production Co., LLC, L+550, 2.0% LIBOR Floor, 4/20/17(d)	Energy	7,948	7,824	8,021
Sitel, LLC, L+550, 1/30/14(d)	Telecommunication Services	5,966	5,614	5,707
Six Flags Theme Parks, Inc., L+400, 1.5% LIBOR Floor, 6/30/16(d)(f)	Consumer Discretionary	2,737	2,724	2,765
Smile Brands Group Inc., L+525, 1.8% LIBOR Floor, 12/21/17(d)(e)	Healthcare	5,966	5,877	5,932
Smurfit-Stone Container Enterprises, Inc., L+475, 2.0% LIBOR Floor, 2/10/16(f)	Industrials	6,965	6,905	7,093
Spansion, LLC, L+550, 2.0% LIBOR Floor, 2/9/15(d)(f)	Information Technology	5,903	5,942	5,991
Sports Authority, Inc., L+600, 1.5% LIBOR Floor, 11/16/17(d)	Consumer Discretionary	8,000	7,783	8,020
Styron Sarl, L+575, 1.8% LIBOR Floor, 6/14/16(d)	Materials	7,897	7,812	8,027
Summit Materials Companies I, LLC, L+500, 1.5% LIBOR Floor, 12/31/15(d)	Materials	4,000	4,000	4,002
Swift Transportation Co., Inc., L+450, 1.5% LIBOR Floor, 12/21/16(d)(e)(f)	Industrials	4,545	4,500	4,568
Syniverse Holdings, Inc., L+375, 1.5% LIBOR Floor, 9/8/14(d)(e)(f)	Telecommunication Services	2,029	2,009	2,055
Targus Information Corp., L+525, 1.8% LIBOR Floor, 12/28/16(e)	Information Technology	5,000	4,900	4,950
Telcordia Technologies Inc., L+500, 1.8% LIBOR Floor, 4/30/16(d)	Telecommunication Services	8,004	8,024	8,018
Texas Competitive Electric Holdings Co. LLC, L+350, 10/10/14(d)	Utilities	9,384	7,737	7,278
The Gymboree Corp., L+400, 1.5% LIBOR Floor, 11/23/17(d)	Consumer Discretionary	2,139	2,128	2,154
TNS, Inc., L+400, 2.0% LIBOR Floor, 11/18/15(d)(f)	Telecommunication Services	1,317	1,317	1,324
Toys“R”Us, Inc., L+450, 1.5% LIBOR Floor, 8/17/16(d)	Consumer Discretionary	6,733	6,696	6,806
Trident Exploration Corp., L+950, 3.0% LIBOR Floor, 6/10/14(d)(f)	Energy	8,960	8,904	9,464
Univar Inc., L+450, 1.8% LIBOR Floor, 6/30/17(d)	Materials	6,642	6,589	6,640
Universal Health Services, Inc., L+400, 1.5% LIBOR Floor, 11/15/16(f)	Healthcare	5,000	4,930	5,079
Vertafore, Inc., L+500, 1.8% LIBOR Floor, 7/29/16(d)	Information Technology	6,910	6,827	6,969
WCP Exposition Services Operating Co. LLC, L+600, 3.0% LIBOR Floor, 8/29/11	Consumer Discretionary	539	244	436
Yell Group Plc, L+300, 7/31/14(f)	Consumer Discretionary	804	675	379

Total Senior Secured Loans—First Lien			473,881	484,105

Senior Secured Loans—Second Lien—34.9%
Advance Pierre Foods, Inc., L+950, 1.8% LIBOR Floor, 9/29/17	Consumer Staples	5,000	4,864	5,072
Advantage Sales & Marketing Inc., L+775, 1.5% LIBOR Floor, 6/17/18(d)	Industrials	10,000	9,850	10,083
AMN Healthcare Services, Inc., L+1000, 1.8% LIBOR Floor, 9/1/16	Healthcare	10,000	9,716	9,750
AmWINS Group, Inc., L+550, 6/8/14	Financials	1,992	1,672	1,712
Attachmate Corp., L+675, 10/13/13(d)	Information Technology	5,000	4,358	4,951
Awesome Acquisition Co., L+500, 6/4/14	Consumer Discretionary	2,940	2,343	2,616
BNY ConvergEx Group, LLC, L+700, 1.8% LIBOR Floor, 12/17/17(d)(e)	Information Technology	6,000	5,925	6,158
Carestream Health, Inc., L+525, 10/30/13(d)	Healthcare	8,000	7,723	7,892
Central Parking Systems, Inc., L+450, 11/22/14	Industrials	250	199	180
Datatel, Inc., L+825, 2.0% LIBOR Floor, 12/10/16	Information Technology	5,000	4,915	5,070
Dresser, Inc., L+575, 5/4/15(d)	Energy	7,405	6,980	7,411
Edwards Ltd., L+575, 11/30/14(d)(f)	Industrials	2,305	2,062	2,201
FR Brand Acquisition Corp., L+625, 2/7/15(d)	Industrials	8,000	6,948	7,256
Goodman Global, Inc., L+700, 2.0% LIBOR Floor, 10/27/17(d)	Consumer Discretionary	7,000	6,863	7,230
Kronos Inc., L+575, 6/11/15(d)	Industrials	3,000	2,919	2,941
Roundy’s Supermarkets, Inc., L+800, 2.0% LIBOR Floor, 4/16/16(d)	Consumer Staples	10,000	10,106	10,169
Sedgwick CMS Holdings, L+750, 1.5% LIBOR Floor, 5/30/17	Industrials	500	500	500
Southern Pacific Resource Co., L+850, 2.0% LIBOR Floor, 12/22/15(e)(f)	Energy	10,000	9,700	9,850
TPF Generation Holdings (Tenaska Power Fund), LLC, L+425, 12/15/14(d)	Energy	9,170	8,329	8,442

See notes to consolidated financial statements.

FS Investment Corporation

Consolidated Schedule of Investments (continued)

As of December 31, 2010

(in thousands)

Portfolio Company(a)	Industry	Principal Amount(b)	Amortized Cost	Fair Value(c)
Vertafore, Inc., L+825, 1.5% LIBOR Floor, 10/19/17(d)	Information Technology	$10,000	$9,902	$10,131
Wm. Bolthouse Farms, Inc., L+750, 2.0% LIBOR Floor, 8/11/16(d)	Consumer Staples	8,384	8,385	8,497
Xerium Technologies, Inc., L+625, 2.0% LIBOR Floor, 5/25/15(d)(e)	Materials	7,960	7,701	7,850

Total Senior Secured Loans—Second Lien			131,960	135,962

Senior Secured Bonds—8.1%
Allen Systems Group, Inc., 10.5%, 11/15/16	Information Technology	7,348	7,383	7,458
First Data Corp., 8.9%, 8/15/20(d)	Information Technology	4,300	4,232	4,517
Logan’s Roadhouse, Inc., 10.8%, 10/15/17	Consumer Discretionary	4,000	4,000	4,322
Nexstar Broadcasting Group, Inc., 8.9%, 4/15/17(d)	Telecommunication Services	5,000	4,971	5,318
Paetec Holding Corp., 8.9%, 6/30/17(d)	Telecommunication Services	4,680	4,809	5,008
Roofing Supply Group LLC, 8.6%, 12/1/17(d)	Industrials	800	800	817
Stallion Oilfield Services Ltd., 10.5%, 2/15/15	Energy	4,000	4,070	4,219

Total Senior Secured Bonds			30,265	31,659

Mezzanine Debt/Other—21.0%
Apidos CDO IV Class E, L+360, 10/27/18(f)	Financials	2,000	1,051	1,375
Ares 2007 CLO 11A Class E, L+600, 10/11/21(f)	Financials	4,775	3,028	3,565
Ares 2007 CLO 12X Class E, L+575, 11/25/20(f)	Financials	2,252	1,743	1,633
Aspect Software, Inc., 10.6%, 5/15/17(d)	Information Technology	4,000	4,000	4,137
ATI Enterprises Inc., L+1100, 2.3% LIBOR Floor, 12/30/16	Consumer Discretionary	8,000	7,908	7,253
Aurora Diagnostics, LLC, 10.8%, 1/15/18	Healthcare	8,000	8,000	8,001
Base CLO I Class E, EURIBOR+500, 10/17/18(f)	Financials	€1,500	960	1,207
Blue Mountain CLO III Class E, L+355, 3/17/21	Financials	$2,000	869	1,195
Bresnan Broadband Holdings LLC, 8.0%, 12/15/18(d)(f)	Telecommunication Services	5,000	5,000	5,175
Cincinnati Bell Inc., 8.4%, 10/15/20(d)(f)	Telecommunication Services	8,000	8,000	7,682
Franklin CLO 6A Class E, L+425, 8/9/19(f)	Financials	1,919	1,133	1,219
Hughes Network Systems, LLC, 9.5%, 4/15/14(f)	Telecommunication Services	2,000	2,072	2,070
Lightpoint CLO 2006 V Class D, L+365, 8/5/19(f)	Financials	6,500	3,012	3,920
Lightpoint CLO 2007 VII Class D, L+400, 5/15/21(f)	Financials	4,000	2,182	2,390
Mediacom Broadband LLC, 8.5%, 10/15/15(f)	Consumer Discretionary	2,000	2,029	2,011
Mountain View CLO II Class Pref, 17.4%, 1/12/21(e)(f)	Financials	8,975	7,272	7,135
N.E.W. Customer Service Cos., Inc., L+750, 2.0% LIBOR Floor, 3/22/17(d)	Industrials	7,000	6,867	6,980
NBTY, Inc., 9.0%, 10/1/18	Consumer Staples	4,700	4,700	5,036
Octagon CDO 2007 1A Class Income, 38.1%, 8/25/21(f)	Financials	4,000	2,774	2,900
Paetec Holding Corp., 9.9%, 12/1/18(f)	Telecommunication Services	4,000	3,868	4,030
Univar Inc., 12.0%, 6/30/18	Materials	3,000	2,940	2,940

Total Mezzanine Debt			79,408	81,854

TOTAL INVESTMENTS—188.4%			$715,514	733,580

LIABILITIES IN EXCESS OF OTHER ASSETS—(88.4%)				(344,348)

NET ASSETS—100.0%				$389,232

(a)	Security may be an obligation of one or more entities affiliated with the named company.
(b)	Denominated in U.S. Dollars unless otherwise noted.
(c)	Fair value determined by the Company’s Board of Directors (see Note 7).
(d)	Security or portion thereof held within Broad Street Funding LLC and is pledged as collateral supporting the amounts outstanding under the revolving credit facility with Deutsche Bank AG, New York Branch (see Notes 9 and 10).
(e)	Position or portion thereof unsettled as of December 31, 2010.
(f)	The investment is not a qualifying asset under the 1940 Act. A business development company may not acquire any asset other than qualifying assets, unless, at the time the acquisition is made, qualifying assets represent at least 70% of the company’s total assets.

See notes to consolidated financial statements.

FS Investment Corporation

Schedule of Investments

As of December 31, 2009

(in thousands)

Portfolio Company(a)	Industry	Principal Amount	Amortized Cost	Fair Value(b)
Senior Secured Loans—First Lien—49.1%
1-800 Contacts, Inc., L+395, 3.8% LIBOR Floor, 3/4/15	Healthcare	$3,079	$2,733	$2,987
AmWINS Group, Inc., L+250, 6/8/13	Financials	975	762	829
Apptis (DE), Inc., L+325, 12/20/12	Information Technology	879	684	835
CamelBak Products, Prime+475, 8/4/11	Consumer Discretionary	1,966	1,817	1,857
Caritor, Inc. (Keane Inc.), L+225, 6/4/13	Information Technology	1,988	1,571	1,827
Columbian Chemicals Co., L+600, 3/16/13	Materials	1,214	816	1,068
Contec LLC, L+475, 3.0% LIBOR Floor, 7/28/14	Telecommunication Services	1,984	1,618	1,711
Corel Corp., L+400, 5/2/12	Information Technology	1,569	1,346	1,386
Data Transmission Network Corp., L+500, 3/10/13	Information Technology	483	433	464
Edwards Ltd., L+200, 5/31/14	Industrials	1,950	1,272	1,553
First Data Corp., L+ 275, 9/24/14	Information Technology	2,982	2,348	2,654
Global Tel Link Corp., L+600, 3.0% LIBOR Floor, 2/14/13	Telecommunication Services	401	362	398
Green Tree Credit Solutions LLC, L+575, 2.3% LIBOR Floor, 12/18/15	Financials	3,000	2,851	2,895
Harland Clarke Holdings Corp., L+250, 6/30/14(c)	Industrials	2,483	1,818	2,082
InfrastruX Group, Inc., L+500, 2.5% LIBOR Floor, 0.5% PIK, 11/3/12	Industrials	724	670	656
Intralinks, Inc., L+275, 6/15/14	Information Technology	1,480	1,120	1,391
Kenan Advantage Group, Inc., L+275, 12/16/11	Industrials	990	807	950
King Pharmaceuticals, Inc., L+500, 4/19/12	Healthcare	117	97	100
Mosaic US Holdings Inc., L+275, 4/3/13	Consumer Discretionary	889	592	689
National Processing Co. Group, Inc., L+500, 2.5% LIBOR Floor, 10/31/13	Information Technology	1,196	1,136	1,144
NCO Group, Inc., L+500, 2.5% LIBOR Floor, 5/15/13(c)	Information Technology	2,955	2,601	2,859
Pierre Foods, Inc., L+600, 2.5% LIBOR Floor, 9/30/14	Consumer Staples	2,850	2,768	2,871
Quantum Corp., L+350, 7/12/14	Information Technology	897	762	833
SafeNet, Inc., L+250, 4/12/14	Information Technology	495	358	467
SemGroup Corp., L+700, 1.5% LIBOR Floor, 11/30/12	Energy	4,000	3,804	3,940
Sitel, LLC, L+550, 1/30/14	Telecommunication Services	2,000	1,498	1,777
Texas Competitive Electric Holdings Co. LLC, L+350, 10/10/14	Utilities	4,473	3,431	3,641
Vertellus Specialties, Inc., L+425, 12/10/12	Materials	487	416	472
WCP Exposition Services Operating Co. LLC, L+600, 3.0% LIBOR Floor, 8/29/11	Consumer Discretionary	544	246	320
West Corp., L+500, 3.5% LIBOR Floor, 10/24/13	Telecommunication Services	495	442	498
Yell Group Plc, L+300, 7/31/14	Consumer Discretionary	845	656	626

Total Senior Secured Loans—First Lien			41,835	45,780

Senior Secured Loans—Second Lien—48.8%
Allen Systems Group, Inc., L+800, 3.0% LIBOR Floor, 2.0% PIK, 4/19/14	Information Technology	4,016	3,812	3,906
American Safety Razor, L+625, 1/30/14	Consumer Staples	2,500	1,864	1,744
AmWINS Group, Inc., L+550, 6/8/14	Financials	300	184	247
Aspect Software, Inc., L+700, 7/11/12	Information Technology	3,500	2,187	3,229
Asurion Corp., L+650, 7/3/15(c)	Financials	3,000	2,600	2,905
Attachmate Corp., L+675, 10/13/13	Information Technology	3,000	2,433	2,460
Awesome Acquisition Co., L+500, 6/4/14	Consumer Discretionary	2,940	2,195	2,322
Bresnan Communications LLC, L+450, 3/29/14	Telecommunication Services	1,000	765	953
Building Materials Corp. of America, L+575, 10/6/14	Materials	2,000	1,654	1,825
Custom Building Products, L+800, 2.8% LIBOR Floor, 4/20/12	Materials	2,500	2,347	2,397
Datatel, Inc., L+825, 2.0% LIBOR Floor, 12/10/16	Information Technology	5,000	4,901	5,075
Dresser, Inc., L+575, 5/4/15(c)	Energy	4,000	3,116	3,723
FR Brand Acquisition Corp., L+600, 2/7/15	Industrials	2,000	1,306	1,682
Harrington Holdings, Inc., L+600, 7/11/14	Healthcare	1,000	680	840
ILC Holdings, Inc., 11.5%, 6/30/14	Industrials	4,000	4,000	4,020
Intergraph Corp., L+600, 11/28/14	Information Technology	1,000	868	950
Sirius Computer Solutions, Inc., L+600, 5/30/13	Information Technology	3,000	2,152	2,550
Sorenson Communications, Inc., L+700, 2/16/14	Telecommunication Services	3,008	2,584	2,968
TPF Generation Holdings (Tenaska Power Fund), L+425, 12/15/14(c)	Energy	2,000	1,703	1,725

Total Senior Secured Loans—Second Lien			41,351	45,521

See notes to consolidated financial statements.

FS Investment Corporation

Schedule of Investments (continued)

As of December 31, 2009

(in thousands)

Portfolio Company(a)	Industry	Principal Amount	Amortized Cost	Fair Value(b)
Mezzanine Debt—10.0%
ATI Enterprises, Inc., L+1100, 2.3% LIBOR Floor, 12/30/16(c)	Consumer Discretionary	$5,000	$4,901	$4,925
Sorenson Holdings, Inc., L+1200 PIK, 8/16/14(c)	Telecommunication Services	4,616	4,230	4,366

Total Mezzanine Debt			9,131	9,291

TOTAL INVESTMENTS—107.9%			$92,317	100,592

LIABILITIES IN EXCESS OF OTHER ASSETS—(7.9%)				(7,395)

NET ASSETS—100.0%				$93,197

(a)	Security may be an obligation of one or more entities affiliated with the named company.
(b)	Fair value determined by the Company’s Board of Directors (see Note 7).
(c)	Position or portion thereof unsettled as of December 31, 2009.

See notes to consolidated financial statements.

FS Investment Corporation

Notes to Consolidated Financial Statements

(in thousands, except share and per share amounts)

Note 1. Principal Business and Organization

FS Investment Corporation, or the Company, was incorporated under the general corporation laws of the State of Maryland on December 21, 2007 and formally commenced operations on January 2, 2009. The Company has elected to be regulated as a business development company, or BDC, under the Investment Company Act of 1940, as amended, or the 1940 Act. The Company is an externally managed, non-diversified, closed-end management investment company that has elected to be treated for federal income tax purposes as a regulated investment company, or RIC, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, or the Code. As of December 31, 2010, the Company had one wholly-owned financing subsidiary, Broad Street Funding LLC, or Broad Street, which was established on February 2, 2010. On March 1, 2011, the Company formed a second wholly-owned financing subsidiary, Arch Street Funding LLC, or Arch Street. See “Note 12. Subsequent Events.” The consolidated financial statements include both the Company’s accounts and the accounts of Broad Street. The consolidated financial statements do not include the accounts of Arch Street, as Arch Street was not in existence during the periods covered by the consolidated financial statements. All significant intercompany transactions have been eliminated in consolidation.

Since commencing its initial public offering and through March 15, 2011, the Company has sold 56,357,510 shares (as adjusted for stock distributions) of common stock for gross proceeds of $576,396. As of March 15, 2011, the Company had raised total gross proceeds of $577,396, including approximately $1,000 contributed by the principals of the Company’s investment adviser in February 2008. During the years ended December 31, 2010 and 2009, the Company sold 31,320,067 and 10,105,293 shares for gross proceeds of $324,420 and $93,464 at an average price per share of $10.36 and $9.25, respectively. The gross proceeds received during the years ended December 31, 2010 and 2009 include reinvested stockholder distributions of $8,252 and $490, respectively. During the period from January 1, 2011 to March 15, 2011, the Company sold 14,932,150 shares of common stock for gross proceeds of $158,512 at an average price per share of $10.62.

The proceeds from the issuance of common stock as presented on the Company’s consolidated statements of changes in net assets and consolidated statements of cash flows are presented net of selling commissions of $30,252 and $8,187 for the years ended December 31, 2010 and 2009, respectively.

Note 2. Summary of Significant Accounting Policies

Basis of Presentation: The accompanying audited financial statements of the Company have been prepared in accordance with U.S. generally accepted accounting principles. The Company has evaluated the impact of subsequent events through the date the financial statements were issued and filed with the Securities and Exchange Commission, or the SEC.

Use of Estimates: The preparation of the financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Many of the amounts have been rounded, and all amounts are in thousands, except share and per share information.

Cash and Cash Equivalents: The Company considers all highly liquid investments with original maturities of three months or less to be cash equivalents. All cash balances are maintained with high credit quality financial institutions, which are members of the FDIC.

FS Investment Corporation

Notes to Consolidated Financial Statements

(in thousands, except share and per share amounts)

Valuation of Portfolio Investments: The Company determines the net asset value of its investment portfolio each quarter. Securities that are publicly-traded are valued at the reported closing price on the valuation date. Securities that are not publicly-traded are valued at fair value as determined in good faith by the Company’s board of directors. In connection with that determination, the Company’s investment adviser, FB Income Advisor, LLC or FB Advisor, prepares portfolio company valuations using relevant inputs, including, but not limited to, indicative dealer quotes, values of like securities, recent portfolio company financial statements and forecasts, and valuations prepared by third-party valuation services.

Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosure, or ASC Topic 820, issued by the Financial Accounting Standards Board, or FASB, clarifies the definition of fair value and requires companies to expand their disclosure about the use of fair value to measure assets and liabilities in interim and annual periods subsequent to initial recognition. ASC Topic 820 defines fair value as the price that would be received from the sale of an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. ASC Topic 820 also establishes a three-tier fair value hierarchy, which prioritizes the inputs used in measuring fair value. These tiers include: Level 1, defined as observable inputs such as quoted prices in active markets; Level 2, which includes inputs such as quoted prices for similar securities in active markets and quoted prices for identical securities where there is little or no activity in the market; and Level 3, defined as unobservable inputs for which little or no market data exists, therefore requiring an entity to develop its own assumptions.

With respect to investments for which market quotations are not readily available, the Company has undertaken a multi-step valuation process each quarter, as described below:

•

the quarterly valuation process begins with each portfolio company or investment being initially valued by FB Advisor’s management team, with such valuation potentially taking into account information received from the Company’s sub-adviser or an independent valuation firm, if applicable;

•	preliminary valuation conclusions are then documented and discussed with the Company’s valuation committee;

•

the valuation committee reviews the preliminary valuation and FB Advisor’s management team, together with the Company’s independent valuation firm, if applicable, responds and supplements the preliminary valuation to reflect any comments provided by the valuation committee; and

•

the Company’s board of directors discusses valuations and determines the fair value of each investment in the Company’s portfolio in good faith based on various statistical and other factors, including the input and recommendation of FB Advisor, the valuation committee and any third-party valuation firm, if applicable.

Determination of fair value involves subjective judgments and estimates. Accordingly, these notes to the Company’s financial statements refer to the uncertainty with respect to the possible effect of such valuations, and any change in such valuations on the Company’s financial statements. Below is a description of factors that the board of directors may consider when valuing the Company’s debt and equity investments.

Valuation of fixed income investments, such as loans and debt securities, depends upon a number of factors, including prevailing interest rates for like securities, expected volatility in future interest rates, call features, put features and other relevant terms of the debt. For investments without readily available market prices, the Company will incorporate these factors into discounted cash flow models to arrive at fair value. Other factors that the Company’s board of directors may consider include the borrower’s ability to adequately service its debt,

FS Investment Corporation

Notes to Consolidated Financial Statements

(in thousands, except share and per share amounts)

the fair market value of the portfolio company in relation to the face amount of its outstanding debt and the quality of collateral securing the Company’s debt investments.

Equity interests in portfolio companies for which there is no liquid public market are valued at fair value. The Company’s board of directors, in its analysis of fair value, may consider various factors, such as multiples of earnings before interest, taxes, depreciation and amortization, or EBITDA, cash flows, net income, revenues or, in limited instances, book value or liquidation value. All of these factors may be subject to adjustments based upon the particular circumstances of a portfolio company or the Company’s actual investment position. For example, adjustments to EBITDA may take into account compensation to previous owners or acquisition, recapitalization, restructuring or other related items.

The Company’s board of directors may also look to private merger and acquisition statistics, public trading multiples discounted for illiquidity and other factors, valuations implied by third-party investments in the portfolio companies or industry practices in determining fair value. The Company’s board of directors may also consider the size and scope of a portfolio company and its specific strengths and weaknesses, as well as any other factors it deems relevant in assessing the value. Generally, the value of the Company’s equity interests in public companies for which market quotations are readily available is based upon the most recent closing public market price. Portfolio securities that carry certain restrictions on sale are typically valued at a discount from the public market value of the security.

The fair values of the Company’s investments are determined in good faith by its board of directors. The Company’s board of directors is solely responsible for the valuation of the Company’s portfolio investments at fair value as determined in good faith pursuant to the Company’s valuation policy and consistently applied valuation process. The Company’s investments as of December 31, 2010 consisted primarily of debt securities that are traded on a private over-the-counter market for institutional investors. The Company valued its collateralized loan and debt obligations and its mezzanine debt investments by obtaining bid and ask prices from independent dealers. The Company valued all of its other investments, including its senior secured bond investments, by using an independent third-party pricing service, which provided prevailing bid and ask prices that were screened for validity by the service from dealers on the date of the relevant period end. The Company’s investments as of December 31, 2009 consisted entirely of debt securities that are traded on a private over-the-counter market for institutional investors. The Company valued one of its second lien investments and one of its mezzanine debt investments by obtaining bid and ask prices from independent dealers. The Company valued all of its other investments by using an independent third-party pricing service, which provided prevailing bid and ask prices that were screened for validity by the service from dealers on the date of the relevant period end. The Company periodically benchmarks the bid and ask prices received from the service against the actual prices at which the Company purchases and sells its investments. Based on the results of the benchmark analysis and the Company’s experience in purchasing and selling these investments, the Company believes that these prices are reliable indicators of fair value. However, because of the private nature of this marketplace (meaning actual transactions are not publicly reported), the Company believes that these valuation inputs are classified as Level 3 within the fair value hierarchy. The Company may also use other methods to determine fair value for securities for which the Company cannot obtain prevailing bid and ask prices through its third-party pricing service. The Company’s valuation committee and board of directors reviewed and approved the valuation determinations made with respect to these investments in a manner consistent with the Company’s valuation process.

Revenue Recognition: Security transactions are accounted for on the trade date. The Company records interest income on an accrual basis to the extent that it expects to collect such amounts. The Company does not

FS Investment Corporation

Notes to Consolidated Financial Statements

(in thousands, except share and per share amounts)

accrue as a receivable interest or dividends on loans and securities if it has reason to doubt the ability to collect such income. Loan origination fees, original issue discount, and market discount are capitalized and such amounts are amortized as interest income over the respective term of the loan. Upon the prepayment of a loan or security, any unamortized loan origination fees are recorded as interest income. The Company records prepayment premiums on loans and securities as interest income when it receives such amounts.

Net Realized Gains or Losses and Net Change in Unrealized Appreciation or Depreciation and Net Change in Unrealized Gains or Losses on Foreign Currency: Gains or losses on the sale of investments are calculated by using the specific identification method. The Company measures realized gains or losses by the difference between the net proceeds from the repayment or sale and the amortized cost basis of the investment, without regard to unrealized appreciation or depreciation previously recognized, but considering unamortized upfront fees. Net change in unrealized appreciation or depreciation reflects the change in portfolio investment values during the reporting period, including any reversal of previously recorded unrealized gains or losses when gains or losses are realized. Net change in unrealized gains or losses on foreign currency reflects the change in portfolio investment values during the reporting period due to the impact of foreign currency fluctuations.

Capital Gains Incentive Fee: Pursuant to the terms of the investment advisory and administrative services agreement the Company entered into with FB Advisor, the incentive fee on capital gains earned on liquidated investments of the Company’s portfolio during operations prior to a liquidation of the Company will be determined and payable in arrears as of the end of each calendar year. Such fee will equal 20.0% of the Company’s incentive fee capital gains (i.e., the Company’s realized capital gains on a cumulative basis from inception, calculated as of the end of each calendar year, net of all realized capital losses and unrealized capital depreciation on a cumulative basis), less the aggregate amount of any previously paid capital gains incentive fees. On a quarterly basis, the Company accrues for the capital gains incentive fee by calculating such fee as if it were due and payable as of the end of such period.

While the investment advisory and administrative services agreement with FB Advisor neither includes nor contemplates the inclusion of unrealized gains in the calculation of the capital gains incentive fee, pursuant to an interpretation of an American Institute for Certified Public Accountants, or AICPA, Technical Practice Aid for investment companies, commencing during the quarter ended December 31, 2010, the Company has changed its methodology for accruing for this incentive fee to include unrealized gains in the calculation of the capital gains incentive fee expense and related capital gains incentive fee payable. This accrual reflects the incentive fees that would be payable to FB Advisor as if the Company’s entire portfolio was liquidated at its fair value as of the balance sheet date even though FB Advisor is not entitled to an incentive fee with respect to unrealized gains unless and until such gains are actually realized. During the year ended December 31, 2010, the Company accrued a capital gains incentive fee of $5,459 based on the performance of its portfolio, of which only $1,396 was based on realized gains and is payable to FB Advisor.

Organization Costs: Organization costs include, among other things, the cost of incorporation including the cost of legal services pertaining to the organization and incorporation of the business and incorporation fees. These costs are expensed as incurred and are included in other general and administrative expenses. For the year ended December 31, 2008, the Company incurred organization costs of $605, which were paid on behalf of the Company by an affiliate and have been recorded as a capital contribution (Note 4). There were no organization costs for the years ended December 31, 2010 and 2009.

Offering Costs: The Company’s offering costs include, among other things, legal fees and other costs pertaining to the preparation of the Company’s Registration Statement on Form N-2 pertaining to the public offering of its shares of common stock, or the Registration Statement. The Company has charged offering costs

FS Investment Corporation

Notes to Consolidated Financial Statements

(in thousands, except share and per share amounts)

against capital in excess of par on the balance sheet. During the years ended December 31, 2010, 2009 and 2008, the Company had offering costs of $1,671, $387 and $1,310, respectively, of which $1,125, $387 and $1,310, respectively, were paid on behalf of the Company by an affiliate and have been recorded as a contribution to capital (Note 4).

Income Taxes: The Company has elected to be treated for federal income tax purposes as a RIC under Subchapter M of the Code. To maintain qualification as a RIC, the Company must, among other things, meet certain source-of-income and asset diversification requirements and distribute to its stockholders, for each taxable year, at least 90% of its “investment company taxable income,” which is generally net ordinary income plus the excess, if any, of realized net short-term capital gains over realized net long-term capital losses. As a RIC, the Company will not have to pay corporate-level federal income taxes on any income that it distributes to its stockholders. The Company intends to make sufficient distributions to its stockholders to maintain its RIC status each year and to not pay any federal income taxes on income so distributed. The Company is also subject to nondeductible federal excise taxes if it does not distribute at least 98% of net ordinary income, 98.2% of any capital gain net income, if any, and any recognized and undistributed income from prior years for which it paid no federal income taxes.

Uncertainty in Income Taxes: The Company evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of a tax benefit or liability with respect to an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Company recognizes interest and penalties, if any, related to unrecognized tax liabilities as income tax expense in the Statements of Operations. During the years ended December 31, 2010, 2009 and 2008, the Company did not incur any interest or penalties.

The Company has analyzed the tax positions taken on federal and state income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Company’s financial statements. The Company’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Distributions: Distributions to stockholders are recorded as of the record date. The amount of distributions was determined by the Company’s board of directors on a monthly basis. Net realized capital gains, if any, are distributed or deemed distributed at least annually.

Reclassifications: Certain amounts in the consolidated financial statements for the year ended December 31, 2009 have been reclassified to conform to the classifications used to prepare the consolidated financial statements for the year ended December 31, 2010. These reclassifications had no material impact on the Company’s consolidated financial position, results of operations or cash flows as previously reported.

Note 3. Recently Issued Accounting Standards

In January 2010, the FASB issued Accounting Standards Update No. 2010-06, which provides additional guidance to improve disclosures regarding fair value measurements. This guidance requires two new disclosures: (1) transfers in and out of Level 1 and 2 measurements and the reasons for the transfers and (2) a gross presentation of activity within the Level 3 roll forward. The guidance also includes clarifications to existing

FS Investment Corporation

Notes to Consolidated Financial Statements

(in thousands, except share and per share amounts)

disclosure requirements on the level of disaggregation and disclosures regarding inputs and valuation techniques. The guidance applies to all entities required to make disclosures about recurring and nonrecurring fair value measurements. The effective date of this guidance is the first interim or annual reporting period beginning after December 15, 2009, except for the gross presentation of the Level 3 roll forward information, which is required for annual reporting periods beginning after December 15, 2010 and for interim reporting periods within those years. Except for the gross presentation of Level 3 roll forward information, the Company adopted this guidance during 2010, and such adoption did not have a significant impact on the Company’s consolidated financial statements or disclosures. The Company is currently evaluating the impact that the gross presentation of Level 3 roll forward information will have on its consolidated financial statement disclosures when adopted. See “Note 7. Fair Value of Financial Instruments” for a discussion of the three-level fair value hierarchy employed by the Company under existing accounting guidance.

Note 4. Related Party Transactions

The Company has entered into an investment advisory and administrative services agreement with FB Advisor. Pursuant to the investment advisory and administrative services agreement, FB Advisor is entitled to an annual base management fee of 2.0% of the average value of the Company’s gross assets and an incentive fee based on the Company’s performance. The incentive fee consists of three parts. The first part, which is referred to as the subordinated incentive fee on income, is calculated and payable quarterly in arrears and equals 20.0% of “pre-incentive fee net investment income” for the immediately preceding quarter and is subordinated to a preferred return on adjusted capital, as defined in the Company’s investment advisory and administrative services agreement, equal to 2.0% per quarter, or an annualized rate of 8.0%. The second part of the incentive fee, which is referred to as the incentive fee on capital gains during operations, is an incentive fee on capital gains earned on liquidated investments from the Company’s portfolio during operations prior to a liquidation of the Company and is determined and payable in arrears as of the end of each calendar year (or upon termination of the investment advisory and administrative services agreement). This fee equals 20.0% of the Company’s incentive fee capital gains, which equals the Company’s realized capital gains on a cumulative basis from inception, calculated as of the end of each calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fees. The third part of the incentive fee, which is referred to as the subordinated liquidation incentive fee, equals 20.0% of the net proceeds from a liquidation of the Company in excess of adjusted capital, as calculated immediately prior to liquidation.

The Company commenced accruing fees under the investment advisory and administrative services agreement on January 2, 2009, upon the commencement of the Company’s operations. During the years ended December 31, 2010 and 2009, FB Advisor earned $7,900 and $829, respectively, in base management fees. Management fees are paid on a quarterly basis in arrears. The Company paid $5,039 and $392, respectively, of these fees during the years ended December 31, 2010 and 2009.

The Company accrues for the capital gains incentive fee, which, if earned, is paid annually. The Company accrues the incentive fee based on net realized and unrealized gains; however, under the terms of the investment advisory and administrative services agreement, the fee payable to FB Advisor is based on realized gains and no such fee is payable with respect to unrealized gains unless and until such gains are actually realized. During the year ended December 31, 2010, the Company accrued a capital gains incentive fee of $5,459 based on the performance of the Company’s portfolio, of which only $1,396 was based on realized gains and is payable to FB Advisor. During the year ended December 31, 2010, the Company paid FB Advisor $173 in capital gains incentive fees earned during the year ended December 31, 2009.

FS Investment Corporation

Notes to Consolidated Financial Statements

(in thousands, except share and per share amounts)

The Company also reimburses FB Advisor for expenses necessary for its performance of services related to administering and operating the Company, provided that such reimbursement shall be the lower of FB Advisor’s actual costs or the amount that the Company would be required to pay for comparable services in the same geographic location, and provided further that such costs will be reasonably allocated to the Company on the basis of assets, revenues, time records or other reasonable methods. During the years ended December 31, 2010 and 2009, the Company incurred administrative services charges of $924 and $261, respectively, attributable to FB Advisor. Of these charges, $908 and $257, respectively, related to the allocation of costs of administrative personnel for services provided to the Company by employees of FB Advisor and the remainder related to other reimbursable expenses. The Company paid FB Advisor $710 and $165, respectively, for the services incurred under this arrangement during the years ended December 31, 2010 and 2009.

Franklin Square Holdings, L.P., or Franklin Square Holdings, the Company’s sponsor and an affiliate of FB Advisor, funded offering costs and other expenses in the amount of $1,125, $404 and $1,914 for the years ended December 31, 2010, 2009 and 2008, respectively. These costs have been recorded by the Company as a contribution to capital. The offering costs were offset against capital in excess of par on the financial statements and the other expenses were charged to expense as incurred by the Company. The Company incurred organization costs of $605 during the year ended December 31, 2008. No such costs were incurred during the years ended December 31, 2010 and 2009.

The dealer manager for the Company’s public offering is FS2 Capital Partners, LLC, or FS2, which is one of the Company’s affiliates. During the years ended December 31, 2010, and 2009, FS2 retained $5,435 and $1,295, respectively, for selling commissions and dealer manager fees in connection with the sale of the Company’s common stock.

Under the terms of the investment advisory and administrative services agreement, when the Company’s Registration Statement was declared effective by the SEC and the Company was successful in raising gross proceeds from unrelated outside investors of at least $2.5 million, or the minimum offering requirement, FB Advisor became entitled to receive 1.5% of gross proceeds raised until all offering costs and organization costs funded by FB Advisor or its affiliates (including Franklin Square Holdings) have been recovered. On January 2, 2009, the Company exceeded the minimum offering requirement. The Company paid total reimbursements of $1,678 and $1,418, respectively, to FB Advisor and its affiliates during the years ended December 31, 2010 and 2009, respectively. As of December 31, 2010, $641 is payable to FB Advisor and its affiliates under this arrangement. The reimbursements are recorded as a reduction of capital.

Members of FB Advisor’s senior management team provide investment advisory services to both the Company and FB Capital Partners, L.P. FB Capital Partners, L.P., which is owned by Mr. Forman, the Company’s chief executive officer, was organized for the purpose of sourcing and managing income-oriented investments for institutions and high net worth individuals. While neither FB Capital Partners, L.P. nor FB Advisor is making private corporate debt investments for clients other than the Company currently, FB Advisor intends to allocate investment opportunities in a fair and equitable manner consistent with the Company’s investment objectives and strategies, if necessary, so that the Company will not be disadvantaged in relation to any other client of FB Advisor or its management team.

Beginning on February 26, 2009, Franklin Square Holdings agreed to reimburse the Company for expenses in an amount that is sufficient to ensure that, for tax purposes, the Company’s net investment income and net capital gains are equal to or greater than the cumulative distributions paid to the Company’s stockholders in each quarter. This arrangement is designed to ensure that no portion of the Company’s distributions will represent a

FS Investment Corporation

Notes to Consolidated Financial Statements

(in thousands, except share and per share amounts)

return of capital for the Company’s stockholders. Franklin Square Holdings has no obligation to reimburse any portion of the Company’s expenses. The specific amount of expenses reimbursed by Franklin Square Holdings, if any, will be determined at the end of each quarter. During the year ended December 31, 2010, the Company received no reimbursements from Franklin Square Holdings. During the year ended December 31, 2009, the reimbursements from Franklin Square Holdings totaled $240. The Company does not expect that conditions will require Franklin Square Holdings to provide reimbursements in the future. To the extent reimbursements may be needed in the future, there can be no assurance that Franklin Square Holdings will provide any such reimbursements. Franklin Square Holdings is controlled by the Company’s chief executive officer, Michael Forman, and its director, David Adelman.

Note 5. Distributions

The following table reflects the cash distributions per share that the Company has declared and paid on its common stock during the years ended December 31, 2008, 2009 and 2010:

	Distribution
For the Year Ended	Per Share(1)(2)(3)	Amount
2008	$0.1835	$25
2009	0.6717	3,134
2010	0.8728	21,389

(1)	The amount of each per share distribution has been retroactively adjusted to reflect the stock distributions declared throughout 2009 and 2010 as discussed below.
(2)	In addition to regular semi-monthly cash distributions during such period, cash distributions declared and paid on the Company’s common stock during the year ended December 31, 2010 include approximately $3,851, or approximately $0.12 per share, in special cash distributions.
(3)	On October 13, 2010, the Company’s board of directors determined to increase the amount of semi-monthly distributions payable to stockholders of record from $0.03125 per share to $0.03185 per share, effective October 1, 2010. On October 29, 2010, the Company’s board of directors determined to increase the amount of semi-monthly distributions payable to stockholders of record from $0.03185 per share to $0.032156 per share, effective November 1, 2010.

On January 13, 2011, the Company’s board of directors declared two regular semi-monthly cash distributions of $0.032156 per share each, which were paid on January 31, 2011 to stockholders of record on January 14, 2011 and January 28, 2011, respectively. On February 14, 2011, the Company’s board of directors declared two regular semi-monthly cash distributions of $0.032156 per share each, which were paid on February 28, 2011 to stockholders of record on February 14, 2011 and February 25, 2011, respectively. On March 14, 2011, the Company’s board of directors declared two regular semi-monthly cash distributions of $0.032156 per share each, which will be paid on March 31, 2011 to stockholders of record on March 14, 2011 and March 30, 2011, respectively. The timing and amount of any future distributions to stockholders are subject to applicable legal restrictions and the sole discretion of the Company’s board of directors.

The Company has adopted an “opt in” distribution reinvestment plan for its stockholders. As a result, if the Company makes a distribution, its stockholders will receive distributions in cash unless they specifically “opt in” to the distribution reinvestment plan so as to have their cash distributions reinvested in additional shares of the Company’s common stock.

FS Investment Corporation

Notes to Consolidated Financial Statements

(in thousands, except share and per share amounts)

The Company may fund its cash distributions to stockholders from any sources of funds available to it, including offering proceeds, borrowings, net investment income from operations, capital gains proceeds from the sale of assets, non-capital gains proceeds from the sale of assets and expense reimbursements from Franklin Square Holdings. The following table reflects, for tax purposes, the sources of the cash distributions that the Company has paid on its common stock during the years ended December 31, 2010, 2009 and 2008:

	Year ended December 31,
	2010		2009		2008
Source of Distribution	Distribution Amount	Percentage	Distribution Amount	Percentage	Distribution Amount	Percentage
Offering proceeds	$—	—	$—	—	$—	—
Borrowings	—	—	—	—	—	—
Net investment income(1)	13,545	63%	1,917	61%	25	100%
Capital gains proceeds from the sale of assets	7,844	37%	977	31%	—	—
Non-capital gains proceeds from the sale of assets	—	—	—	—	—	—
Expense reimbursement from sponsor	—	—	240	8%	—	—

Total	$21,389	100%	$3,134	100%	$25	100%

(1)	During the years ended December 31, 2010 and 2009, 84% and 57%, respectively, of the Company’s gross investment income was attributable to cash interest earned and 16% and 43%, respectively, was attributable to non-cash accretion of discount and PIK interest.

The aggregate cost of the Company’s investments for federal income tax purposes totaled $715,695 and $92,366 as of December 31, 2010 and 2009, respectively. The aggregate net unrealized appreciation on a tax basis was $17,885 and $8,226 as of December 31, 2010 and 2009, respectively. The Company’s net investment income on a tax basis for the years ended December 31, 2010 and 2009 was $13,545 and $2,157, respectively. The Company distributed all of its net investment income earned as of December 31, 2010 and 2009.

The difference between the Company’s GAAP-basis net investment income and its tax-basis net investment income is due to the tax-basis amortization of organization and start-up costs incurred prior to the commencement of the Company’s operations, interest income earned on a tax basis due to the required accretion of discount on a non-performing loan, and the required accrual for GAAP purposes of incentive fees on unrealized gains even though no such incentive fees on unrealized gains are payable by the Company. See “Note 2. Summary of Significant Accounting Policies—Capital Gains Incentive Fee.” The following table sets forth a reconciliation between GAAP-basis net investment income and tax-basis net investment income during the years ended December 31, 2010 and 2009:

	Year ended December 31,
	2010	2009
GAAP basis net investment income	$9,392	$2,151
Amortization of organizational costs	(43)	(43)
Tax accretion of discount on investment	133	49
Reversal of incentive fee accrual on unrealized gains	4,063	—

Tax basis net investment income	$13,545	$2,157

FS Investment Corporation

Notes to Consolidated Financial Statements

(in thousands, except share and per share amounts)

The determination of the tax attributes of the Company’s distributions is made annually as of the end of the Company’s fiscal year based upon the Company’s taxable income for the full year and distributions paid for the full year. Therefore, a determination made on a quarterly basis may not be representative of the actual tax attributes of the Company’s distributions for a full year. The actual tax characteristics of distributions to stockholders are reported to stockholders annually on a Form 1099-DIV.

The following table reflects the stock distributions per share that the Company declared on its common stock to date:

Date Declared	Record Date	Payment Date	Distribution Percentage	Shares Issued
Fiscal 2009
March 31, 2009	March 31, 2009	March 31, 2009	1.4%	13,818
April 30, 2009	April 30, 2009	April 30, 2009	3.0%	42,661
May 29, 2009	May 29, 2009	May 29, 2009	3.7%	79,125
June 30, 2009	June 30, 2009	June 30, 2009	3.5%	96,976
July 30, 2009	July 31, 2009	July 31, 2009	3.1%	117,219
August 31, 2009	August 31, 2009	August 31, 2009	3.0%	148,072
December 31, 2009	December 31, 2009	December 31, 2009	0.5%	49,710
Fiscal 2010
January 28, 2010	January 31, 2010	January 31, 2010	2.5%	283,068

The purpose of these special distributions was to maintain a net asset value per share that was below the then-current net offering price, as required by the 1940 Act, subject to certain limited exceptions. The Company’s board of directors determined that its portfolio performance sufficiently warranted taking these actions.

The stock distributions increased the number of shares outstanding, thereby reducing the Company’s net asset value per share. However, because the stock distributions were issued to all stockholders in proportion to their current holdings, the reduction in net asset value per share as a result of the stock distributions was offset exactly by the increase in the number of shares owned by each investor. As overall value to an investor was not reduced as a result of the special stock distributions, the Company’s board of directors determined that these issuances would not be dilutive to existing stockholders. As the stock distributions did not change any stockholder’s proportionate interest in the Company, they are not expected to represent taxable distributions. Specific tax characteristics of all distributions are reported to stockholders annually on Form 1099-DIV.

As of December 31, 2010 and 2009, the components of accumulated earnings on a tax basis were as follows:

	As of December 31,
	2010	2009
Distributable ordinary income	$1,290	$53
Incentive fee accrual on unrealized gains	(4,063)	—
Unamortized organizational costs	(558)	(600)
Unrealized appreciation on investments(1)	17,885	8,226

	$14,554	$7,679

(1)	As of December 31, 2010 and 2009, the gross unrealized appreciation on the Company’s investments was $20,136 and $8,390, respectively. As of December 31, 2010 and 2009, the gross unrealized depreciation on the Company’s investments was $2,251 and $164, respectively.

FS Investment Corporation

Notes to Consolidated Financial Statements

(in thousands, except share and per share amounts)

Note 6. Investment Portfolio

The following table summarizes the composition of the Company’s investment portfolio at cost and fair value as of December 31, 2010 and 2009:

	Year Ended December 31,
	2010			2009
	Cost (1)	Fair Value	Percentage of Portfolio	Cost(1)	Fair Value	Percentage of Portfolio
Senior Secured Loans—First Lien	$473,881	$484,105	66%	$41,835	$45,780	46%
Senior Secured Loans—Second Lien	131,960	135,962	19%	41,351	45,521	45%
Senior Secured Bonds	30,265	31,659	4%	—	—	—
Mezzanine Debt/Other	79,408	81,854	11%	9,131	9,291	9%

	$715,514	$733,580	100%	$92,317	$100,592	100%

(1)	Cost represents the original cost adjusted for the accretion of discounts on debt investments.

The Company does not “control” and is not an “affiliate” of any of its portfolio companies, each as defined in the 1940 Act. In general, under the 1940 Act, the Company would be presumed to “control” a portfolio company if it owned 25% or more of its voting securities and would be an “affiliate” of a portfolio company if it owned 5% or more of its voting securities.

The Company’s investment portfolio may contain loans that are in the form of lines of credit or revolving credit facilities, which require the Company to provide funding when requested by portfolio companies in accordance with the terms of the underlying loan agreements. As of December 31, 2010, the Company had three such investments, all of which have been fully funded.

The table below describes investments by industry classification and enumerates the percentage, by fair value, of the total portfolio assets in such industries as of December 31, 2010 and 2009:

	Year Ended December 31,
	2010		2009
Industry Classification	Fair Value	Percentage of Portfolio	Fair Value	Percentage of Portfolio
Consumer Discretionary	$129,749	17.6%	$10,739	10.7%
Consumer Staples	56,184	7.7%	4,615	4.6%
Energy	69,048	9.4%	9,388	9.3%
Financials	59,431	8.1%	6,876	6.8%
Healthcare	63,460	8.7%	3,927	3.9%
Industrials	96,762	13.2%	10,943	10.9%
Information Technology	117,499	16.0%	32,030	31.8%
Materials	46,832	6.4%	5,762	5.7%
Telecommunication Services	81,675	11.1%	12,671	12.7%
Utilities	12,940	1.8%	3,641	3.6%

Total	$733,580	100.0%	$100,592	100.0%

FS Investment Corporation

Notes to Consolidated Financial Statements

(in thousands, except share and per share amounts)

Note 7. Fair Value of Financial Instruments

Under existing accounting guidance, fair value is defined as the price that the Company would receive upon selling an investment or pay to transfer a liability in an orderly transaction to a market participant in the principal or most advantageous market for the investment. This accounting guidance emphasizes that valuation techniques maximize the use of observable market inputs and minimize the use of unobservable inputs. Inputs refer broadly to the assumptions that market participants would use in pricing an asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the Company. Unobservable inputs are inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances. The Company classifies the inputs used to measure these fair values into the following hierarchy as defined by current accounting guidance:

Level 1: Inputs that are quoted prices (unadjusted) in active markets for identical assets or liabilities.

Level 2: Inputs that are quoted prices for similar assets or liabilities in active markets.

Level 3: Inputs that are unobservable for an asset or liability.

A financial instrument’s categorization within the valuation hierarchy is based upon the lowest level of input that is significant to the fair value measurement.

As of December 31, 2010 and 2009, the Company’s investments were categorized as follows in the fair value hierarchy:

	Year Ended December 31,
Valuation Inputs	2010	2009
Level 1—Price quotations in active markets	$—	$—
Level 2—Significant other observable inputs	—	—
Level 3—Significant unobservable inputs	733,580	100,592

	$733,580	$100,592

The Company’s investments as of December 31, 2010 consisted primarily of debt securities that are traded on a private over-the-counter market for institutional investors. The Company valued its collateralized loan and debt obligations and its mezzanine debt investments by obtaining bid and ask prices from independent dealers. The Company valued all of its other investments, including its senior secured bond investments, by using an independent third-party pricing service, which provided prevailing bid and ask prices that were screened for validity by the service from dealers on the date of the relevant period end. The Company’s investments as of December 31, 2009 consisted entirely of debt securities that are traded on a private over-the-counter market for institutional investors. The Company valued one of its second lien investments and one of its mezzanine debt investments by obtaining bid and ask prices from independent dealers. The Company valued all of its other investments by using an independent third-party pricing service, which provided prevailing bid and ask prices that were screened for validity by the service from dealers on the date of the relevant period end. The Company periodically benchmarks the bid and ask prices received from the service against the actual prices at which it purchases and sells its investments. Based on the results of the benchmark analysis and the Company’s experience in purchasing and selling these investments, the Company believes that these prices are reliable indicators of fair value. However, because of the private nature of this marketplace (meaning actual transactions are not publicly reported), the Company believes that these valuation inputs are classified as Level 3 within the

FS Investment Corporation

Notes to Consolidated Financial Statements

(in thousands, except share and per share amounts)

fair value hierarchy. The Company may also use other methods to determine fair value for securities for which it cannot obtain prevailing bid and ask prices through the third-party pricing service. The Company’s valuation committee and board of directors reviewed and approved the valuation determinations made with respect to these investments in a manner consistent with the Company’s valuation process.

The following is a reconciliation for the years ended December 31, 2010 and 2009 of investments for which significant unobservable inputs (Level 3) were used in determining fair value:

	For the Year Ended December 31, 2010
	Senior Secured Loans - First Lien	Senior Secured Loans - Second Lien	Senior Secured Bonds	Mezzanine Debt/Other	Total
Fair value at beginning of period	$45,780	$45,521	$—	$9,291	$100,592
Accretion of discount	2,933	1,656	(8)	244	4,825
Net realized gain (loss)	4,378	4,788	(890)	805	9,081
Net change in unrealized appreciation (depreciation)	6,279	(167)	1,394	2,285	9,791
Purchases	555,405	153,442	55,282	85,113	849,242
Paid-in-kind interest	—	61	—	42	103
Sales and redemptions	(130,670)	(69,339)	(24,119)	(15,926)	(240,054)
Net transfers in or out of Level 3	—	—	—	—	—

Fair value at end of period	$484,105	$135,962	$31,659	$81,854	$733,580

The amount of total gains for the period included in changes in net assets attributable to the change in unrealized gains or losses relating to investments still held at the reporting date	$4,696	$(2,942)	$1,394	$2,150	$5,298

	For the Year Ended December 31, 2009
	Senior Secured Loans - First Lien	Senior Secured Loans - Second Lien	Senior Secured Bonds	Mezzanine Debt/Other	Total
Fair value at beginning of period	$—	$—	$—	$—	$—
Accretion of discount	963	793	—	6	1,762
Net realized gain	694	—	—	107	801
Net change in unrealized appreciation	3,945	4,170	—	160	8,275
Purchases	52,302	40,542	—	11,904	104,748
Paid-in-kind interest	1	16		116	133
Sales and redemptions	(12,125)	—	—	(3,002)	(15,127)
Net transfers in or out of Level 3	—	—	—	—	—

Fair value at end of period	$45,780	$45,521	$—	$9,291	$100,592

The amount of total gains for the period included in changes in net assets attributable to the change in unrealized gains or losses relating to investments still held at the reporting date	$3,945	$4,170	$—	$160	$8,275

FS Investment Corporation

Notes to Consolidated Financial Statements

(in thousands, except share and per share amounts)

Note 8. Share Repurchase Program

The Company intends to conduct quarterly tender offers pursuant to its share repurchase program. The first such tender offer commenced in March 2010 and the repurchase occurred in connection with the Company’s April 1, 2010 closing. The Company’s board of directors will consider the following factors, among others, in making its determination regarding whether to cause the Company to offer to repurchase shares and under what terms:

•	the effect of such repurchases on the Company’s qualification as a RIC (including the consequences of any necessary asset sales);

•	the liquidity of its assets (including fees and costs associated with disposing of assets);

•	the Company’s investment plans and working capital requirements;

•	the relative economies of scale with respect to the Company’s size;

•	the Company’s history in repurchasing shares or portions thereof; and

•	the condition of the securities markets.

The Company currently intends to limit the number of shares to be repurchased during any calendar year to the number of shares it can repurchase with the proceeds it receives from the sale of shares under its distribution reinvestment plan. At the discretion of the Company’s board of directors, the Company may also use cash on hand, cash available from borrowings and cash from liquidation of securities investments as of the end of the applicable period to repurchase shares. In addition, the Company will not repurchase shares in any calendar year in excess of 10% of the weighted average number of shares outstanding in the prior calendar year, or 2.5% in each quarter. The Company will offer to repurchase such shares on each date of repurchase at a price equal to 90% of the current offering price in effect on each date of repurchase. The Company’s board of directors may amend, suspend or terminate the repurchase program at any time upon 30 days’ notice. During the year ended December 31, 2010, the Company repurchased 228,950 shares at $9.36 per share for aggregate consideration totaling $2,143. On January 3, 2011, the Company repurchased 99,633 shares at $9.59 per share for aggregate consideration totaling $955.

Note 9. Revolving Credit Facility

On January 28, 2011, Broad Street and Deutsche Bank AG, New York Branch, or Deutsche Bank, entered into an amended and restated multi-lender, syndicated revolving credit facility, or the credit facility, which amended and restated the revolving credit facility Broad Street originally entered into with Deutsche Bank on March 10, 2010 and the amendments thereto, or the original credit facility. Deutsche Bank is a lender and serves as administrative agent under the credit facility.

The credit facility provides for borrowings in an aggregate amount up to $340,000. Pursuant to the terms of the credit facility, borrowings thereunder may be designated as Tranche A borrowings in an amount up to $240,000 (referred to herein as the Tranche A Commitment) or as Tranche C borrowings in an amount up to $100,000 (referred to herein as the Tranche C Commitment). The credit facility also provides for Tranche B borrowings in an amount up to $100,000 (referred to herein as the Tranche B Commitment), but there are currently no Tranche B Commitments outstanding. All Tranche A Commitments bear interest at the rate of LIBOR + 2.23% per annum and will mature and be due and payable on March 10, 2012. All Tranche C Commitments bear interest at the rate of LIBOR + 1.85% per annum and will mature and be due and payable on March 10, 2012. In connection with the amendment and restatement of the original credit facility, a $100,000

FS Investment Corporation

Notes to Consolidated Financial Statements

(in thousands, except share and per share amounts)

Tranche B Commitment that was provided under the original credit facility by Deutsche Bank to Broad Street on an uncommitted basis was converted into a $100,000 Tranche C Commitment provided by a new lender on a committed basis.

In connection with entering into the original credit facility, and from time to time thereafter, the Company has transferred debt securities to Broad Street as a contribution to capital and retains a residual interest in the contributed debt securities through the Company’s ownership of Broad Street. The Company may contribute additional debt securities to Broad Street from time to time and Broad Street may purchase additional debt securities from various sources. Broad Street has appointed the Company to manage its portfolio of debt securities pursuant to the terms of an investment management agreement. Broad Street’s obligations to the lenders under the credit facility are secured by a first priority security interest in substantially all of the assets of Broad Street, including its portfolio of debt securities.

As of December 31, 2010, $297,201 was outstanding under the credit facility. The carrying amount of the amount outstanding under the credit facility approximates its fair value. The Company incurred costs of $1,341 in connection with obtaining and amending the credit facility, which the Company has recorded as deferred financing costs on its consolidated balance sheet and amortizes to interest expense over the life of the credit facility. As of December 31, 2010, $835 of such deferred financing costs have yet to be amortized to interest expense.

The effective interest rate under the credit facility was 2.38% on December 31, 2010. Interest is paid quarterly in arrears, and commenced August 20, 2010. The Company recorded interest expense of $3,881 for the year ended December 31, 2010, of which $506 related to the amortization of deferred financing costs. The Company paid $2,492 in interest expense for the year ended December 31, 2010. The average borrowings under the credit facility for the year ended December 31, 2010 were $170,161, with a weighted average interest rate of 2.6%.

Borrowings under the credit facility are subject to compliance with a borrowing base, pursuant to which the amount of funds advanced to Broad Street varies depending upon the types of assets in Broad Street’s portfolio. The occurrence of certain events described as “Super-Collateralization Events” in the credit agreement that governs the credit facility, or a decline in the Company’s net asset value below a specified threshold, results in a lowering of the amount of funds that will be advanced against such assets. Super-Collateralization Events include, without limitation, (i) certain key employees ceasing to be directors, principals, officers or investment managers of GSO / Blackstone Debt Funds Management LLC, or GDFM, the sub-adviser to FB Advisor; (ii) the bankruptcy or insolvency of GDFM or FB Advisor; (iii) GDFM ceasing to act as the Company’s sub-adviser or FB Advisor ceasing to act as the Company’s investment adviser; (iv) the Company ceasing to act as Broad Street’s investment manager, becoming bankrupt or insolvent, defaulting on certain material agreements or failing to maintain a net asset value at least equal to $50,000; and (v) the Company or GDFM or FB Advisor committing fraud or other illicit acts in its or their investment advisory capacities.

In connection with the credit facility, Broad Street has made certain representations and warranties and is required to comply with various covenants, reporting requirements and other customary requirements for similar facilities. In addition to customary events of default included in financing transactions, the credit facility contains the following events of default: (a) the failure to make principal payments when due or interest payments within three business days of when due, (b) borrowings under the credit facility exceeding the applicable advance rates, (c) the purchase by Broad Street of certain ineligible assets, (d) the insolvency or bankruptcy of Broad Street or the Company, (e) the Company ceases to act as investment manager of Broad Street’s assets, (f) the decline of

FS Investment Corporation

Notes to Consolidated Financial Statements

(in thousands, except share and per share amounts)

the Company’s net asset value below $50,000 and (g) fraud or other illicit acts by the Company, FB Advisor or GDFM in its or their investment advisory capacities. During the continuation of an event of default, Broad Street must pay interest at a default rate.

Borrowings of Broad Street will be considered borrowings of the Company for purposes of complying with the asset coverage requirements under the 1940 Act applicable to business development companies.

Note 10. Broad Street Funding LLC

The financial statements of Broad Street are maintained separate from those of the Company. The assets of Broad Street are pledged as collateral supporting the amounts outstanding under the credit facility and as such are not available to pay the debts of the Company. The following is the balance sheet of Broad Street as of December 31, 2010:

Assets
Investments, at fair value (amortized cost—$527,964)	$540,186
Cash	9,534
Receivable for investments sold and repaid	5,162
Interest receivable	2,360
Deferred financing costs	835

Total assets	$558,077

Liabilities
Payable for investments purchased	$48,947
Credit facility payable	297,201
Due to FS Investment Corporation	992
Interest payable	883
Other accrued expenses	43

Total liabilities	348,066

Member’s equity	210,011

Total liabilities and member’s equity	$558,077

FS Investment Corporation

Notes to Consolidated Financial Statements

(in thousands, except share and per share amounts)

Note 11. Financial Highlights

The following is a schedule of financial highlights for the years ended December 31, 2010, 2009 and 2008:

	Year Ended December 31,
	2010	2009	2008
Per Share Data(1):
Net asset value, beginning of period	$9.10	$7.33	$—
Results of operations(2)
Net investment income	0.40	0.48	(4.72)
Net realized and unrealized appreciation on investments and unrealized loss on foreign currency	0.81	2.09	—

Net increase (decrease) in net assets resulting from operations	1.21	2.57	(4.72)

Stockholder distributions(3)
Distributions from net investment income	(0.55)	(0.46)	(0.18)
Distributions from net realized gain on investments	(0.32)	(0.21)	—

Net decrease in net assets resulting from stockholder distributions	(0.87)	(0.67)	(0.18)

Capital share transactions
Issuance of common stock(4)	0.10	0.19	7.32
Repurchases of common stock(5)	—	—	—
Offering costs(2)	(0.07)	(0.09)	(10.67)
Reimbursement to investment adviser(2)	(0.10)	(0.32)	—
Capital contributions of investment adviser(2)	0.05	0.09	15.58

Net increase (decrease) in net assets resulting from capital share transactions	(0.02)	(0.13)	12.23

Net asset value, end of period	$9.42	$9.10	$7.33

Shares outstanding, end of period	41,332,661	10,241,544	136,251

Total return(6)	13.08%	33.33%	2.40%

Ratio/Supplemental Data:
Net assets, end of period	$389,232	$93,197	$999

Ratio of net investment income to average net assets(7)	4.37%	5.60%	(116.12%)

Ratio of operating expenses to average net assets(7)	9.89%	6.53%	121.20%
Ratio of expenses reimbursed to average net assets(7)	0.00%	(0.62%)	0.00%

Ratio of total operating expenses to average net assets(7)	9.89%	5.91%	121.20%

Portfolio turnover	67.48%	46.45%	0.00%

(1)	The share information utilized to determine per share data has been retroactively adjusted to reflect the stock distributions discussed in Note 5.
(2)	The per share data was derived by using the weighted average shares outstanding during the period.
(3)	The per share data for distributions reflects the actual amount of distributions paid per share during the period.

FS Investment Corporation

Notes to Consolidated Financial Statements

(in thousands, except share and per share amounts)

(4)	The issuance of common stock on a per share basis reflects the incremental net asset value changes as a result of the issuance of shares of common stock in the Company’s continuous offering.
(5)	The per share impact for the Company’s repurchases of common stock is a reduction to net asset value of $0.0026 per share.
(6)	The 2008 total return is based on an initial investment at $7.32 per share, which represents the initial offering price per share, net of commissions and discounts, after taking into account the stock distributions to stockholders described in Note 5. The Company’s net loss in 2008 did not reduce net asset value as all expenses were funded by a third-party affiliate. The 2009 total return was calculated by taking the net asset value per share as of December 31, 2009, adding the cash distributions per share which were declared during the calendar year and dividing the total by the net asset value per share on December 31, 2008. The 2010 total return was calculated by taking the net asset value per share as of December 31, 2010, adding the cash distributions per share which were declared during the calendar year and dividing the total by the net asset value per share on December 31, 2009. The total return does not consider the effect of the sales load from the sale of the Company’s common stock.
(7)	Average monthly net assets are used for this calculation.

Note 12. Subsequent Events

On March 18, 2011, Arch Street, the Company’s newly-formed, wholly-owned financing subsidiary, entered into a total return swap, or TRS, for senior secured floating rate loans with Citibank, N.A., or Citibank.

The obligations of Arch Street under the TRS are non-recourse to the Company and the Company’s exposure under the TRS is limited to the value of the Company’s investment in Arch Street, which generally will equal the value of cash collateral provided by Arch Street under the TRS. Pursuant to the terms of the TRS, Arch Street may select a portfolio of loans with a maximum market value of $200,000. Arch Street is required to initially cash collateralize a specified percentage of each loan (generally between 20% and 25% of the market value of such loan) included under the TRS in accordance with margin requirements described in the agreements governing the TRS.

A TRS is a commonly used form of financing arrangement that provides economic exposure similar to the exposure under Broad Street’s credit facility. Because of the unique structure of a TRS, a TRS often offers lower financing costs than are offered through more traditional borrowing arrangements.

Generally, pursuant to a TRS, one party agrees to make periodic payments to another party based on the change in the market value of the assets underlying the TRS, which may include a specified security, basket of securities or securities indices during the specified period, in return for periodic payments based on a fixed or variable interest rate. A TRS is typically used to obtain exposure to a security or market without owning or taking physical custody of such security or investing directly in such market. A TRS may effectively add leverage to the Company’s portfolio because, in addition to the Company’s total net assets, the Company would be subject to investment exposure on the amount of securities subject to the TRS.

The TRS with Citibank enables the Company, through its ownership of Arch Street, to obtain the economic benefit of owning the loans subject to the TRS, without actually owning them, in return for an interest-type payment to Citibank. As such, the TRS is analogous to Arch Street borrowing funds to acquire loans and incurring interest expense to a lender.

FS Investment Corporation

Notes to Consolidated Financial Statements

(in thousands, except share and per share amounts)

Pursuant to the terms of an investment management agreement that the Company has entered into with Arch Street, the Company acts as the manager of the rights and obligations of Arch Street under the TRS, including selecting the specific loans to be included in the portfolio of loans subject to the TRS. The terms of the TRS are governed by a set of agreements between Arch Street and Citibank, which collectively establish the TRS, and are collectively referred to herein as the TRS Agreement.

Pursuant to the terms of the TRS Agreement, Arch Street may select a portfolio of loans with a maximum market value (determined at the time each such loan becomes subject to the TRS) of $200,000. Each individual loan, and the portfolio of loans taken as a whole, must meet criteria described in the TRS Agreement. Arch Street will receive from Citibank all interest and fees payable in respect of the loans included in the portfolio. Arch Street will pay to Citibank interest at a rate equal to one-month LIBOR + 1.25% per annum. In addition, upon the termination or repayment of any loan subject to the TRS, Arch Street will either receive from Citibank the appreciation in the value of such loan, or pay to Citibank any depreciation in the value of such loan. Arch Street may be required to post additional collateral from time to time as a result of a decline in the mark-to-market value of the portfolio of loans subject to the TRS.

Citibank may terminate the TRS on or after the second anniversary of the effectiveness of the TRS. Arch Street may terminate the TRS at any time upon providing no more than 30 days, and no less than 10 days, prior notice to Citibank. Any termination prior to the second anniversary of the effectiveness of the TRS will result in payment of an early termination fee to Citibank. Arch Street is required to pay a minimum usage fee in connection with the TRS. Arch Street will also pay Citibank customary fees in connection with the establishment and maintenance of the TRS.

FS Investment Corporation

Notes to Consolidated Financial Statements

(in thousands, except share and per share amounts)

Note 13. Selected Quarterly Financial Data (Unaudited)

The following is the quarterly results of operations for the years ended December 31, 2010 and 2009. The following information reflects all normal recurring adjustments necessary for a fair presentation of the information for the periods presented. The operating results for any quarter are not necessarily indicative of results for any future period.

	Quarter Ended
	December 31, 2010	September 30, 2010	June 30, 2010	March 31, 2010
Investment income	$12,798	$8,678	$6,060	$3,134
Operating expenses
Total expenses(2)	11,215	5,119	2,925	2,019

Net expenses	11,215	5,119	2,925	2,019

Net investment income	1,583	3,559	3,135	1,115
Realized and unrealized gain (loss)	13,681	8,289	(6,852)	3,754

Net increase (decrease) in net assets resulting from operations	$15,264	$11,848	$(3,717)	$4,869

Per share information—basic and diluted
Net investment income	$0.05	$0.14	$0.16	$0.08

Net increase (decrease) in net assets resulting from operations	$0.43	$0.47	$(0.19)	$0.37

Weighted average shares outstanding(1)	35,142,181	25,426,504	19,178,168	13,121,990

	Quarter Ended
	December 31, 2009	September 30, 2009	June 30, 2009	March 31, 2009
Investment income	$2,339	$1,353	$570	$158
Operating expenses
Total expenses	994	785	462	268
Less: Expense reimbursement from sponsor	—	(64)	(52)	(124)

Net expenses	994	721	410	144

Net investment income	1,345	632	160	14
Realized and unrealized gain	2,124	4,650	2,252	279

Net increase in net assets resulting from operations	$3,469	$5,282	$2,412	$293

Per share information—basic and diluted
Net investment income	$0.15	$0.12	$0.07	$0.02

Net increase in net assets resulting from operations	$0.38	$0.99	$0.98	$0.33

Weighted average shares outstanding(1)	9,069,349	5,337,073	2,456,465	898,022

(1)	The weighted average share information has been retroactively adjusted to reflect the stock distributions discussed in Note 5.

FS Investment Corporation

Notes to Consolidated Financial Statements

(in thousands, except share and per share amounts)

(2)	Commencing during the quarter ended December 31, 2010, the Company has changed its methodology for accruing for incentive fees to include unrealized gains in the calculation of the capital gains incentive fee expense. As a result, the Company recorded an additional $4,063 in capital gains incentive fees during this quarter.

The sum of quarterly per share amounts does not equal per share amounts reported for the years ended December 31, 2010 and 2009. This is due to changes in the number of weighted-average shares outstanding and the effects of rounding for each period.

Subscription Agreement

The undersigned hereby tenders this subscription and applies for the purchase of the dollar amount of shares of common stock (the “Shares”) of FS Investment Corporation, a Maryland corporation (sometimes referred to herein as the “Company”), set forth below.

  1. Investment (Select only one)

Commissionable Investment Subscription Amount $	Advisory and Other Net of Commission Investment Subscription Amount $

☐ Initial Investment ($5,000 minimum)	☐ Initial Investment ($5,000 minimum)*
* Pursuant to a wrap fee arrangement

☐ Additional Investment ($500 minimum)	☐ Additional Investment ($500 minimum)*
* Pursuant to a wrap fee arrangement

☐ Net of Commission Purchase*
* By a registered representative on his/her own behalf

  2. Ownership (Select only one)

☐ Individual	☐ Joint Tenants with Rights of Survivorship	☐ UGMA: State of
(one signature)	(all parties must sign)	(custodian signature required)

☐ Community Property	☐ Tenants in Common	☐ UTMA: State of
(all parties must sign)	(all parties must sign)	(custodian signature required)

☐ Qualified Pension	☐ Profit Sharing Plan	☐ Trust
(include Plan Documents)	(include Plan Documents)	(include title and signature page)

☐ Corporation (include Corporate	☐ Partnership (include Partnership	☐ Other (specify and include title and
Resolution; authorized signature)	Agreement; authorized signature)	signature pages)

☐ Custodial Arrangement
(owner and custodian signature required)

☐ IRA	☐ SEP	☐ Name of Custodian

☐ Roth IRA	☐ KEOGH	☐ Mailing Address

☐ Rollover IRA	☐ Other

Custodian Information (to be completed by custodian above)

Custodian Tax ID# Custodian Account #

Custodian Phone#

  3. Investor Information (Please print)

    Individual Owner/Beneficial Owner

    (first, middle, last)

    Social Security #

Address	Date of Birth

(You must include a permanent street address even if your mailing address is a P.O. Box)	(mm/dd/yyyy)

Country of Citizenship	Daytime Phone #

    Joint Owner/Beneficial Owner/Minor

    (first, middle, last)

    Social Security #

Address	Date of Birth

(You must include a permanent street address even if your mailing address is a P.O. Box)	(mm/dd/yyyy)
Country of Citizenship	Daytime Phone #

    3. Investor Information (continued)

Trust Information
Name of Trust (first, middle, last)	Date of Trust (mm/dd/yyyy)
Address (You must include a permanent street address even if your mailing address is a P.O. Box)
Trustee(s)	Tax ID
Beneficial Owner(s)	Social Security #
Beneficial Owner(s) Address	Date of Birth (mm/dd/yyyy)
Occupation

Corporation/Partnership/Other
Entity Name (first, middle, last)	Date of Entity Formation (mm/dd/yyyy)
Address (You must include a permanent street address even if your mailing address is a P.O. Box)

Entity Type If corporation ☐ C Corp ☐ S Corp	Tax ID

Officer(s), General Partner or Authorized Person(s)

     4. Distributions (IRA accounts may not direct distributions without the custodian’s approval)

I hereby elect the distribution option indicated below:
☐ I choose to participate in the Company’s Distribution Reinvestment Plan.*	☐ I choose to have distributions deposited in a checking, savings, IRA or brokerage account.**	☐ I choose to have distributions mailed to me at the address listed in Section 3.	☐ I choose to have distributions mailed to me at the following address:

*	Each investor that elects to have his or her distributions reinvested in the Company’s Distribution Reinvestment Plan agrees to notify the Company and the broker-dealer named in this Subscription Agreement in writing at any time there is a material change in his or her financial condition, including failure to meet the minimum income and net worth standards as imposed by the state in which he or she resides.

**	Complete the information below.

I authorize the Company or its agent to deposit my distribution to the account indicated below. This authority will remain in force until I notify the Company in writing to cancel it. In the event that the Company deposits funds erroneously into my account, the Company is authorized to debit my account for the amount of the erroneous deposit. I also hereby acknowledge that funds and/or Shares in my account may be subject to applicable abandoned property, escheat or similar laws and may be transferred to the appropriate governmental authority in accordance with such laws, including as a result of account inactivity for the period of time specified in such laws or otherwise. None of the Company, its affiliates, its agents or any other person shall be liable for any property delivered in good faith to a governmental authority pursuant to applicable abandoned property, escheat or similar laws. I acknowledge that distributions may be funded from offering proceeds or borrowings, which may constitute a return of capital and reduce the amount of capital available to the Company for investment. Any capital returned to stockholders through distributions will be distributed after payment of fees and expenses.

Name of Financial Institution Account Type

Mailing Address

ABA Routing Number	Account Number

Individual/Trustee/Beneficial Owner (signature)
Joint Owner/Co-Trustee (signature)

    5. Electronic Delivery of Documents (You will not receive paper mailings)

☐	In lieu of receiving documents by mail, I authorize the Company to make available on its website at www.fsinvestmentcorp.com its quarterly reports, annual reports, tender offer materials, proxy statements, prospectus supplements or other reports required to be delivered to me, as well as any investment or marketing updates, and to notify me via e-mail when such reports or updates are available. (Any investor who elects this option must provide an e-mail address below and ensure that the Company has a current e-mail address for as long as he or she owns Shares.)

E-mail Address Initials

    6. Subscriber Representations

Please carefully read and separately initial each of the representations below. In the case of joint investors, each investor must initial. Except in the case of fiduciary accounts, you may not grant any person power of attorney to make such representations on your behalf. In order to induce the Company to accept this subscription, I (we) hereby represent and warrant that:

Owner	Joint Owner

(Initials)	(Initials)

a)     I (we) have received a Prospectus for the Company relating to the Shares for which I am (we are) subscribing, wherein the terms and conditions of the offering are described and agree to be bound by the terms and conditions therein.

b)     I (we) certify that I (we) have (1) a net worth (exclusive of home, home furnishings and automobiles) of $250,000 or more; or (2) a net worth (exclusive of home, home furnishings and automobiles) of at least $70,000 and had during the last tax year or estimate that I (we) will have during the current tax year a minimum of $70,000 annual gross income, or that I (we) meet the higher suitability requirements imposed by my state of primary residence as set forth in the Prospectus for the Company relating to the Shares under “Suitability Standards.”

c) I am (we are) purchasing Shares for my (our) own account.

d) I (we) acknowledge that the Shares are not liquid, there is no public market for the Shares, and I (we) may not be able to sell the Shares.

e) If I am (we are) a resident of Alabama, I (we) certify that I (we) have a net worth of at least 10 times my (our) investment in the Company and other similar programs.

f) If I am (we are) a resident of Idaho, I (we) certify that my (our) aggregate investment in the Shares and in affiliates of the Company does not exceed 10% of my (our) liquid net worth.

g)     If I am (we are) a resident of Iowa, I (we) certify that I (we) have either (1) a liquid net worth of $85,000 and annual gross income of $85,000; or (2) a liquid net worth of $300,000. I (we) further certify that my (our) total investment in the Company does not exceed 10% of my (our) net worth.

h)     If I am (we are) a resident of Kansas, I (we) hereby acknowledge that the Office of the Kansas Securities Commissioner recommends that I (we) should limit my (our) aggregate investment in Shares and other non-traded business development companies to not more than 10% of my (our) liquid net worth. Liquid net worth is that portion of my (our) total net worth (assets minus liabilities) that is comprised of cash, cash equivalents and readily marketable securities.

i)      If I am (we are) a resident of Kentucky, I (we) certify that I (we) have either (1) a liquid net worth of $85,000 and annual gross income of $85,000; or (2) a liquid net worth of $300,000. I (we) further certify that my (our) total investment in the Company does not exceed 10% of my (our) liquid net worth.

j)      If I am (we are) a resident of Maine, I (we) hereby acknowledge that the Maine Office of Securities recommends that my (our) aggregate investment in this offering and similar offerings not exceed 10% of my (our) liquid net worth. Liquid net worth is defined as that portion of net worth that consists of cash, cash equivalents and readily marketable securities.

k)     If I am (we are) a resident of Massachusetts, I (we) hereby acknowledge that it is recommended by the Massachusetts Securities Division that I (we) not invest, in the aggregate, more than 10% of my (our) liquid net worth in the Company and other similar investments. Liquid net worth is that portion of my (our) net worth that consists of cash, cash equivalents and readily marketable securities.

l) If I am (we are) a resident of Michigan, I (we) certify that my (our) investment in the Company does not exceed 10% of my (our) net worth.

m)    If I am (we are) a resident of Ohio, I (we) certify that my (our) investment in non-traded business development companies, including my (our) investment in the Company and any of its affiliates does not exceed 10% of my (our) net worth.

n) If I am (we are) a resident of Oregon, I (we) certify that my (our) investment in the Company does not exceed 10% of my (our) net worth.

o) If I am (we are) a resident of Tennessee, I (we) certify that my (our) total investment in the Company does not exceed 10% of my (our) liquid net worth.

    7. Important Information (Rights, Certifications, Authorizations)

Substitute IRS Form W-9 Certification:

I (we) declare that the information supplied in this subscription agreement is true and correct and may be relied upon by the Company in connection with my (our) investment in the Company. Under penalties of perjury, each investor signing below certifies that (1) the number shown in the Investor Social Security Number/Taxpayer Identification Number field in Section 3 of this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), and (2) I am not subject to backup withholding because (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and (3) I am a U.S. person (including a non-resident alien). NOTE: You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return.

The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

By signing below, you hereby acknowledge receipt of the Prospectus of the Company relating to the Shares for which you have subscribed, as supplemented and amended through the date hereof (as so supplemented and amended, the “Prospectus”), not less than five (5) business days prior to the signing of this Subscription Agreement. The Prospectus is available at www.sec.gov. You are encouraged to read the Prospectus carefully before making any investment decisions. You agree that if this subscription is accepted, it will be held, together with the accompanying payment, on the terms described in the Prospectus. You agree that subscriptions may be rejected in whole or in part by the Company in its sole and absolute discretion. You understand that you will receive a confirmation of your purchase, subject to acceptance by the Company, within 15 days from the date your subscription is received and accepted, and that the sale of Shares pursuant to this subscription agreement will not be effective until at least five business days after the date you have received a final Prospectus. Residents of Maine, Massachusetts, Minnesota, Missouri, Nebraska and Ohio investing in the Company, who first received the Prospectus only at the time of subscription may receive a refund of the subscription amount upon request to the Company within five business days of the date of subscription.

By signing below, you also acknowledge that you have been advised that the assignability and transferability of the Shares is restricted and governed by the terms of the Prospectus; there are risks associated with an investment in the Shares and you should rely only on the information contained in the Prospectus and not on any other information or representations from other sources; and you should not invest in the Shares unless you have an adequate means of providing for your current needs and personal contingencies and have no need for liquidity in this investment.

The Company is required by law to obtain, verify and record certain personal information from you or persons on your behalf in order to establish the account. Required information includes name, date of birth, permanent residential address and Social Security/taxpayer identification number. We may also ask to see other identifying documents. If you do not provide the information, the Company may not be able to open your account. By signing the Subscription Agreement, you agree to provide this information and confirm that this information is true and correct. You further agree that the Company may discuss your personal information and your investment in the Shares at any time with your then current financial adviser. If we are unable to verify your identity, or that of another person(s) authorized to act on your behalf, or if we believe we have identified potentially criminal activity, we reserve the right to take action as we deem appropriate which may include closing your account.

By signing below, you also acknowledge that you do not expect to be able to sell your Shares regardless of how the Company performs. If you are able to sell your Shares, you will likely receive less than your purchase price. The Company does not intend to list the Shares on any securities exchange during the offering period, and it does not expect a secondary market in the Shares to develop. The Company has implemented a share repurchase program, but only a limited number of Shares are eligible for repurchase by the Company. Accordingly, you should consider that you may not have access to the money you invest for at least five years, or until the Company completes a liquidity event, which may not occur until five to seven years following the completion of its offering or at such earlier time as the Company’s board of directors may determine, taking into consideration market conditions and other factors. There is no assurance that the Company will complete a liquidity event within such timeframe or at all. As a result of the foregoing, an investment in the Shares is not suitable if you require short-term liquidity. In addition, you acknowledge that distributions may be funded from offering proceeds or borrowings, which may constitute a return of capital and reduce the amount of capital available to the Company for investment. Any capital returned to stockholders through distributions will be distributed after payment of fees and expenses. You also acknowledge that the Company may suspend or terminate its share repurchase program at any time and Shares repurchased in the share repurchase program will be repurchased at a price below the offering price in effect on the date of repurchase.

Owner or Authorized Person (Print Name)	Owner or Authorized Person (Print Name)

Owner or Authorized Person Signature	Owner or Authorized Person Signature

Date	/ /	Date	/ /
(mm/dd/yyyy)		(mm/dd/yyyy)

     8. Financial Adviser

The undersigned confirm on behalf of the Broker-Dealer that they (i) are registered in the state in which the sale of the Shares to the investor executing this Subscription Agreement has been made and that the offering of the Shares is registered for sale in such state; (ii) have reasonable grounds to believe that the information and representations concerning the investor identified herein are true, correct and complete in all respects; (iii) have discussed such investor’s prospective purchase of Shares with such investor; (iv) have advised such investor of all pertinent facts with regard to the fundamental risks of the investment, including the lack of liquidity and marketability of the Shares; (v) have delivered a current Prospectus and related supplements, if any, to such investor; (vi) have reasonable grounds to believe that the investor is purchasing these Shares for his or her own account; and (vii) have reasonable grounds to believe that the purchase of Shares is a suitable investment for such investor, that the undersigned will obtain and retain records relating to such investor’s suitability for a period of six years, that such investor meets the suitability standards applicable to such investor set forth in the Prospectus and related supplements, if any, that such investor is in a financial position to enable such investor to realize the benefits of such an investment and to suffer any loss that may occur with respect thereto and that such investor has an understanding of the fundamental risks of the investment, the background and qualifications of the persons managing the Company and the tax consequences of purchasing and owning Shares. The undersigned Financial Adviser further represents and certifies that, in connection with this subscription for Shares, he or she has complied with and has followed all applicable policies and procedures under his or her firm’s existing Anti-Money Laundering Program and Customer Identification Program.

Broker-Dealer	Financial Adviser Name
(First, Middle, Last)

Address

(City, State, ZIP)

Adviser Number	Branch Number	Telephone

Email Address	Fax

Financial Adviser Signature	Date

Principal Signature	Date

     9. Investment Instructions

By Wire Transfer	By Mail:

UMB Bank, N.A., ABA Routing #101000695,	(Checks should be made payable to “UMB Bank,
FS Investment Corporation, Account #9871737365	N.A., as agent for FS Investment Corporation”)

FS Investment Services
Custodial Accounts	c/o DST Systems Inc.

Forward Subscription Agreement to the custodian	(877) 628-8575

Regular Mail
P.O. Box 219095
Kansas City, MO 64121-9095

Express/Overnight Delivery
430 W. 7th Street
Kansas City, MO 64105

    Additional Information

APPENDIX A TO SUBSCRIPTION AGREEMENT

NOTICE TO STOCKHOLDER OF ISSUANCE OF

UNCERTIFICATED SHARES OF COMMON STOCK

Containing the Information Required by Section 2-211 of the

Maryland General Corporation Law

To: Stockholder

From: FS Investment Corporation

Shares of Common Stock, $0.001 par value per share

FS Investment Corporation, a Maryland corporation (the “Corporation”), is issuing to you, subject to acceptance by the Corporation, the number of shares of its common stock (the “Shares”) that correspond to the dollar amount of your subscription as set forth in your subscription agreement with the Corporation. The Shares do not have physical certificates. Instead, the Shares are recorded on the books and records of the Corporation, and this notice is given to you of certain information relating to the Shares. All capitalized terms not defined herein have the meanings set forth in the Corporation’s Charter, as the same may be amended from time to time, a copy of which, including the restrictions on transfer and ownership, will be furnished to each holder of Shares of the Corporation on request and without charge. Requests for such a copy may be directed to the Secretary of the Corporation at its principal office.

The Corporation has the authority to issue shares of stock of more than one class. Upon the request of any stockholder, and without charge, the Corporation will furnish a full statement of the information required by Section 2-211 of the Maryland General Corporation Law with respect to certain restrictions on ownership and transferability, the designations and any preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications, terms and conditions of redemption of the shares of each class of stock which the Corporation has authority to issue, the differences in the relative rights and preferences between the shares of each series to the extent set, and the authority of the Board of Directors to set such rights and preferences of subsequent series. Such requests must be made to the Secretary of the Corporation at its principal office.

You should rely only on the information contained in this prospectus. No dealer, salesperson or other individual has been authorized to give any information or to make any representations that are not contained in this prospectus. If any such information or statements are given or made, you should not rely upon such information or representation. This prospectus does not constitute an offer to sell any securities other than those to which this prospectus relates, or an offer to sell, or a solicitation of an offer to buy, to any person in any jurisdiction where such an offer or solicitation would be unlawful. This prospectus speaks as of the date set forth below. You should not assume that the delivery of this prospectus or that any sale made pursuant to this prospectus implies that the information contained in this prospectus will remain fully accurate and correct as of any time subsequent to the date of this prospectus.

Up to 101,400,000 Shares

Common Stock

PROSPECTUS

November 1, 2011